UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Julia R. Short	W. John McGuire, Esq.
RidgeWorth Funds	Thomas S. Harman, Esq.
3333 Piedmont Road, Suite 1500	Morgan, Lewis & Bockius LLP
Atlanta, GA 30305	1111 Pennsylvania Avenue, NW
Washington, DC 20004

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1.	Reports to Shareholders.

2017 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

RIDGEWORTH FUNDS    March 31, 2017

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2017

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we are grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service, and strive to exceed your expectations in both areas.

We are pleased to announce our plans to be acquired by Virtus Investment Partners, Inc., which is expected to be finalized in the second quarter of this year. We believe the transaction will provide strength and continuity for our investors, who will continue to partner with the same investment teams they have come to know through their relationship with RidgeWorth. In addition, clients will benefit from a combined company that can deliver an enhanced level of support and more resources to our investors. We look forward to continuing to serve as your asset manager in the months and years to come.

The past year saw a transition from an environment of sluggish growth, and heightened geopolitical uncertainty to one characterized by diminishing downside risks, steadied earnings growth, and rising consumer and business confidence. In short, despite all of the headline volatility, the backdrop for investing improved.

The U.S. economy began this past year battling the negative effects of a strong U.S. dollar and weak oil prices, as well as geopolitical unrest and slowing growth in China. The U.K.’s vote to leave the European Union contributed to heightened volatility. However, on the positive side, moderate job growth continued and housing prices recovered, which helped strengthen consumer incomes and balance sheets, and led to a further rise in consumer durables. In addition, inflation pressures were muted and the Federal Reserve erred on the side of caution and delayed its latest expected interest rate increase.

As the year progressed, oil prices recovered and the value of the dollar edged lower providing a bit of a macro tailwind to the economy and corporate earnings, while moderate job gains continued to support consumer spending. With volatility fears subsiding following the U.K. Brexit vote, evidence of a stabilizing global economy and a return of modest economic momentum in Europe, investor confidence improved. While the U.S. presidential election was one of the more turbulent ones in recent memory, the Trump victory appeared to rekindle and re-energize both consumers and businesses alike amid hopes for the growth engendering effects of lower tax rates, increased infrastructure spending, and reduced regulatory burdens. This combination of moderating headwinds, improved economic momentum, and renewed optimism regarding more pro-cyclical and stimulative fiscal policies helped lift domestic and global equity markets. Indeed, the improvement was sufficient to help prod the Federal Reserve to raise the overnight federal funds rate in December and then again in March.

Looking ahead, we believe the underlying economic fundamentals remain steady. Corporate profits are moving higher and beating expectations. The economy is improving even though the pace of growth is well short of historic averages. With improved earnings momentum, we believe the market can continue to provide reasonable risk-adjusted returns, despite relatively extended valuations.

That said, we are not entirely sanguine about the future. There is a mix of both positive and negative possibilities that are likely to evolve slowly but generate daily headline risk and market volatility. Tax cuts and tax reform are a major potential positive that we believe may only partially be priced into the markets. Repatriation of offshore corporate profits could also likely boost stock repurchase levels and provide a further lift to stock prices. Cuts in personal tax rates would increase both after tax paychecks as well as confidence.

Downside risks are also evident. The Fed’s Federal Open Market Committee (FOMC) is likely to increase short-term interest rates in the coming year. This will increase the cost of credit. Elections in France, the U.K., and Germany could affect confidence and stability in Europe. Most recently, a spike in tensions related to North Korea have eclipsed the already challenging situation in the Middle East. All of these factors (and more) could tilt market momentum to the downside. So, while we are cautiously positive, we are also aware of the multiple risks facing global growth and the markets.

Despite that uncertainty, we continue to see opportunities in the both the equity and fixed income markets. We believe that RidgeWorth’s bottom-up approach to security selection is well-positioned to capitalize on those opportunities, and we wish to thank you again for the trust and confidence you have placed in us.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

1

CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND

Portfolio Managers

•	Michael D. Underhill
•	Susan L. Dambekaln

INVESTMENT CONCERNS

Companies within the infrastructure, agribusiness and timber industries are susceptible to adverse economic or regulatory factors which may affect the Fund’s performance.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Capital Innovations Global Resources and Infrastructure Fund (I Shares) delivered a 30.02% return. That compared to a 23.81% return for the S&P Global Natural Resources Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Economic conditions were favorable during the period under review, and global growth indicators showed encouraging signs. Commodity prices rose, with a rally in select base metals, energy exploration and production industries, and oil services. This environment contributed to the Fund’s positive absolute returns.

The Fund’s relative performance benefited from stock selection in the materials and energy sectors, particularly within the metals and mining industry. An overweight position in a U.S. producer of steel helped relative returns, as markets expected that policies by the new administration, led by President Donald Trump, would boost demand for steel and related products. Exposure to a Swiss mining and agricultural firm also boosted relative performance, as raw material prices rebounded and investors responded positively to the company’s efforts to strengthen its balance sheet. In addition, relative returns were helped by an overweight position in a Swiss agribusiness company. Shares of the company were buoyed by an agreement to be acquired by a Chinese chemical company.

The choice of stocks in the materials and energy sectors dragged on relative returns. The Fund was hurt by an overweight position in a Canadian gold mining firm, as gold prices fell and demand for precious metals decreased. Exposure to a multinational provider of oil drilling and rig services also detracted from relative performance, as markets anticipated a decline in offshore drilling. In addition, investment in a Canadian wood products company dragged on the Fund’s relative returns amid rising prices for raw materials and uncertainty over a softwood trade agreement between the U.S. and Canada.

How do you plan to position the Fund, based on market conditions?

We remain cautiously optimistic about equities, in spite of some investor anxiety about the potential for overheated markets. We expect the energy sector to benefit from moderate oil price increases and consolidation in the industry. We are also bullish on metals, but more cautious about agriculture due to its trading seasonality and barriers to entry.

Strong earnings and sales growth suggest that the fundamentals underpinning the equity market remain intact, and we expect to see more record highs throughout the year if the economy continues to expand and inflation accelerates further.

2

CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 9/28/12 (inception date of Predecessor Fund)**. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the S&P Global Natural Resources Index. S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Capital Innovations Global Resources and Infrastructure Fund		1 Year	3 Year	Since Inception
A Shares	without sales charge	29.72%	1.02%	4.60%
	with sales charge*	22.27%	–0.96%	3.23%
C Shares	without CDSC	28.68%	0.24%	3.80%
	with CDSC*	27.68%	0.24%	3.80%
I Shares		30.02%	1.26%	4.85%
S&P Global Natural Resources Index		23.81%	–2.84%	–1.23%

Prospectus Expense Ratio[1]				Gross
A Shares				2.11%
C Shares				2.84%
I Shares				1.87%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.40%, 2.15% and 1.15% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

**	Effective the close of business on February 19, 2016, Capital Innovations Global Resources and Infrastructure Fund, a new series of the Trust, acquired the assets and assumed the liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (“Predecessor Fund”), a series of Investment Managers Series Trust, in a tax-free reorganization.

Sector Weightings (as of March 31, 2017)

as a percentage of investments

3

CEREDEX LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Ceredex Large Cap Value Equity Fund (I Shares) delivered an 18.63% return. That compared to a 19.22% return for the Russell 1000 Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Stocks faced major headwinds early in the period, including fears of a global banking crisis, the fallout from the U.K.’s Brexit decision and concerns surrounding the U.S. presidential election. After the U.S. election, however, investment dynamics shifted: Investors sought out stocks with higher growth potential amid expectations that the new administration’s policies would benefit corporate and economic growth. The Fund’s absolute returns benefited from that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

The Fund’s relative performance was hurt by overweight positions in the consumer discretionary and healthcare sectors. Relative returns were also negatively affected by exposure to a pharmaceutical company, a multinational computer technology company and a wireless telecommunications company.

The Fund benefited from individual exposure to shares of two semiconductor companies, as well as to shares of a leading technology and software company, a petroleum and natural gas company, and a holding company focused on real estate and railways.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias that includes overweight positions in the information technology and industrials sectors, and underweight positions in the utilities and consumer staples sectors.

4

CEREDEX LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Ceredex Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	18.31%	7.27%	11.90%	6.78%
	with sales charge*	11.51%	5.18%	10.58%	6.14%
C Shares	without CDSC	17.70%	6.78%	11.34%	6.14%
	with CDSC*	16.70%	6.78%	11.34%	6.14%
I Shares		18.63%	7.56%	12.20%	7.08%
IS Shares**		18.92%	7.82%	12.37%	7.16%
Russell 1000® Value Index		19.22%	8.67%	13.13%	5.93%

Prospectus Expense Ratio[1]					Gross
A Shares					1.37%
C Shares					1.71%
I Shares					1.09%
IS Shares					0.72%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.24%, 1.90%, 0.97% and 0.85% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of investments

5

CEREDEX MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

For the fiscal year ended March 31, 2017, the Ceredex Mid-Cap Value Equity Fund (I Shares) delivered a 23.08% return. That compared to a 19.82% return for the Russell Midcap Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Stocks faced major headwinds early in the period, including fears of a global banking crisis, the fallout from the U.K.’s Brexit decision and concerns surrounding the U.S. presidential election. After the U.S. election, however, investment dynamics shifted: Investors sought out stocks with higher growth potential amid expectations that the new administration’s policies would benefit corporate and economic growth. The Fund’s absolute returns benefited from that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

Stock selection in the energy, healthcare, information technology and real estate sectors boosted the Fund’s relative performance. In particular, the Fund benefited from exposure to two semiconductor companies, a bank holding company and two U.S.-based banks.

Holdings in two clothing companies, an airline, and two health services companies detracted from the Fund’s relative performance.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias that includes overweight positions in the energy, healthcare and industrials sectors, and underweight positions in the utilities, real estate and consumer staples sectors.

6

CEREDEX MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Ceredex Mid-Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	22.69%	8.12%	12.93%	8.87%
	with sales charge*	15.60%	6.02%	11.60%	8.22%
C Shares	without CDSC	22.14%	7.69%	12.45%	8.25%
	with CDSC*	21.14%	7.69%	12.45%	8.25%
I Shares		23.08%	8.44%	13.26%	9.18%
IS Shares**		23.34%	8.74%	13.44%	9.27%
Russell Midcap® Value Index		19.82%	8.94%	14.07%	7.47%

Prospectus Expense Ratio[1]					Gross
A Shares					1.45%
C Shares					1.78%
I Shares					1.12%
IS Shares					0.80%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.38%, 1.95%, 1.15% and 0.95% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of investments

7

CEREDEX SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Ceredex Small Cap Value Equity Fund (I Shares) delivered a 21.15% return. That compared to a 29.37% return for the Russell 2000 Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Stocks faced major headwinds early in the period, including fears of a global banking crisis, the fallout from the U.K.’s Brexit decision and concerns surrounding the U.S. presidential election. After the U.S. election, however, investment dynamics shifted: Investors sought out stocks with higher growth potential amid expectations that the new administration’s policies would benefit corporate and economic growth. The Fund’s absolute returns benefited from that environment.

The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The Fund employs a bottom-up investment approach to stock selection that seeks out dividend-paying stocks trading at the lower end of their historical trading ranges, and which display characteristics of financial strength and possess an improving fundamental situation. The Fund does not make active sector allocations but allows its bottom-up investment process to define sector weights.

The Fund’s relative performance was hurt by stock selection in the consumer discretionary, industrials and information technology sectors. Exposure to two retailers, an advertising and marketing holding company, and an insurance company dragged on relative returns. In addition, the Fund’s overweight position in the consumer discretionary sector and underweight position in the financials sector adversely affected relative returns.

Stock selection in the materials, healthcare and consumer staples sectors aided the Fund’s relative performance. In particular, relative results were boosted by holdings in a precious metals mining company, an insurance and financial services company, a global investment banking firm, a manufacturer of recreational vehicles, and a battery manufacturer. The Fund’s relative performance also benefited from underweight positions in the energy, real estate and utilities sectors.

How do you plan to position the Fund, based on market conditions?

We will continue to maintain our disciplined, bottom-up fundamental stock analysis when choosing investments for the Fund. Our investment philosophy seeks out investments that meet three key criteria: the existence of a dividend, low valuations and improving fundamentals. In the current environment, we expect to maintain a pro-cyclical bias that includes overweight positions in the consumer discretionary and industrials sectors, and underweight positions in the utilities, energy, and financials sectors.

8

CEREDEX SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Ceredex Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	20.70%	7.45%	11.87%	7.90%
	with sales charge*	13.75%	5.36%	10.55%	7.26%
C Shares	without CDSC	20.35%	7.08%	11.45%	7.42%
	with CDSC*	19.35%	7.08%	11.45%	7.42%
I Shares		21.15%	7.80%	12.22%	8.22%
Russell 2000® Value Index		29.37%	7.62%	12.54%	6.09%

Prospectus Expense Ratio[1]					Gross
A Shares					1.55%
C Shares					1.90%
I Shares					1.21%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

9

INNOVATIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and mid-capitalization funds typically carry additional risks as smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Innovative Growth Stock Fund (I Shares) returned 20.63%. That compared to a 16.27% return for the Russell 3000 Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Equity markets in general were buoyed by the outcome of the November presidential election and optimism for the new administration’s growth initiatives.

The Fund’s absolute returns benefited primarily from individual holdings in the consumer discretionary and healthcare sectors. Some of these holdings had performed poorly during the previous year, but rebounded sharply during the 12 months through March 31, 2017.

The Fund’s outperformance compared to the benchmark was largely driven by stock selection among consumer discretionary, healthcare and industrials companies. Individual stocks that contributed to relative results included a logistics company that benefited from enhanced execution in Europe and synergies from recent merger-and-acquisition activity. An e-commerce leader in Latin America was another major contributor. The firm’s shares were boosted by more efficient payments and shipping results. A medical diagnostics company also aided relative performance amid growing acceptance of its services by physicians and the government.

The Fund’s stock selection in financials lagged the benchmark, primarily due to poor performance of an online marketplace lending company.

How do you plan to position the Fund, based on market conditions?

Much of the Fund’s outpeformance this year has been driven by our patience and high conviction in stocks that had, in many cases, underperformed just 12 months before.

We continue to focus on our fundamental research discipline, searching for companies with high secular growth potential and excellent leadership to navigate an everchanging business climate. Piloting through the market’s ups and downs, we remain focused on the long term. Our vision for a company’s prospects beyond the current quarter, or even next year, can provide Fund shareholders the potential for higher returns and wealth creation.

10

INNOVATIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Innovative Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	20.42%	6.14%	11.75%	8.63%
	with sales charge*	13.50%	4.06%	10.44%	8.00%
I Shares		20.63%	6.33%	11.96%	8.91%
Russell 3000® Growth Index		16.27%	10.90%	13.22%	9.04%

Prospectus Expense Ratio[1]					Gross
A Shares					1.49%
I Shares					1.39%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50% and 1.30% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

11

INTERNATIONAL EQUITY FUND

Portfolio Managers

•	Paul R. Black
•	Peter J. Hunkel
•	Michael B. Trigg
•	Kurt R. Winrich

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The International Equity Fund (I Shares) returned 10.65%. That compared to a return of 13.13% for the MSCI ACWI ex-U.S. Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

On an absolute basis, the strongest returns came from the Fund’s holdings in the technology sector. Holdings in the consumer discretionary and financials sectors were also significant contributors to the Fund’s absolute returns.

Relative to the benchmark, stock selection among technology companies and an overweight allocation to that sector were meaningful contributors to relative performance. Individual holdings that benefited relative results included a Chinese Internet firm and semiconductor companies in Taiwan and the U.K.

A significant underweight position in the financials sector and an overweight weighting in the healthcare sector detracted from relative performance. The largest individual detractors during the period included a Danish pharmaceutical company and an Ireland-domiciled drugmaker. Both holdings are no longer in the Fund’s portfolio.

How do you plan to position the Fund, based on market conditions?

We continue to expect market volatility will be the norm. Rather than trying to predict economic or political events, we will continue to prepare for various outcome scenarios and work to identify stocks to capitalize on as opportunities emerge. Most importantly, we believe our focus on large companies with high-quality growth characteristics and the ability to navigate through uncertainty is well suited for unsettled environments such as these. We are confident that the Fund can deliver solid performance through difficult global conditions and take advantage of short-term mispricing of stocks that turmoil may create.

12

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

MSCI ACWI Ex-U.S. is a market capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency.

		Average Annual Total Returns as of 3/31/17
RidgeWorth International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	10.41%	1.05%	6.31%	1.18%
	with sales charge*	4.06%	–0.92%	5.06%	0.58%
I Shares		10.65%	1.28%	6.51%	1.43%
IS Shares**		10.62%	1.30%	6.52%	1.43%
Morgan Stanley MSCI ACWI Ex-U.S. Index		13.13%	0.56%	4.36%	1.35%

Prospectus Expense Ratio[1]					Gross
A Shares					1.78%
I Shares					1.68%
IS Shares					1.55%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least September 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.48%, 1.25% and 1.10% for A, I and IS Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
**	IS Shares were offered beginning on 9/1/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of investments

13

SILVANT LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Silvant Large Cap Growth Stock Fund (I Shares) returned 8.14%. That compared to a 15.76% return for the Russell 1000 Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Stocks benefited from improving U.S. economic data. Consumer and small-business confidence moved sharply higher and corporate earnings continued to grow. Investors responded positively to the election of Donald Trump as President. In that environment, financial stocks performed well as the Federal Reserve raised interest rates twice and investors expected the Trump administration to ease regulations in the financials sector. Energy stocks benefited from rising oil prices.

The majority of the Fund’s underperformance relative to the benchmark index was due to stock selection within the healthcare and technology sectors. The Fund’s healthcare stocks were hurt by political rhetoric over drug pricing during the presidential election cycle, illustrated by the decline of a branded and generic pharmaceutical maker. Negative clinical trial results for a large pharmaceutical maker and a biotechnology company also hampered relative results.

Within the technology sector, most of the Fund’s underperformance occurred because it did not own a position in a major consumer technology company that outperformed the benchmark by a significant amount during the period under review.

How do you plan to position the Fund, based on market conditions?

The market rally during the last half of the 12-month period was largely based on expectations for policy shifts from the Trump administration. However, initial efforts to pass healthcare reform failed and stocks that may benefit from tax reform, trade policy, and infrastructure spending will likely experience elevated volatility as these policy issues move through Washington. Stock fundamentals appear solid, but valuations remain at the higher end of historical norms with moderate revenue and earnings expectations. This suggests security selection may be increasingly important from both return and risk perspectives.

As such, we remain focused on bottom-up research and disciplined risk management, searching for stocks that we believe will exceed investors’ expectations. These stocks typically have positive fundamental secular trends that lead to above average growth with disruptive products or services leading to a change in business landscape. While the last 12 months have been especially difficult, the team does not react solely to price action. Instead, we invest and make decisions based on company fundamentals, and believe that many of the stocks that hurt the Fund’s relative returns in 2016 will recover.

14

SILVANT LARGE CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Silvant Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.83%	6.61%	9.74%	7.65%
	with sales charge*	1.58%	4.53%	8.45%	7.02%
C Shares	without CDSC	7.16%	5.97%	9.03%	6.93%
	with CDSC*	6.31%	5.97%	9.03%	6.93%
I Shares		8.14%	6.90%	10.03%	7.95%
IS Shares**		8.23%	6.96%	10.06%	7.96%
Russell 1000® Growth Index		15.76%	11.27%	13.32%	9.13%

Prospectus Expense Ratio[1]					Gross
A Shares					1.21%
C Shares					1.89%
I Shares					1.24%
IS Shares					0.89%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.23%, 1.95%, 0.97% and 0.95% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of investments

15

SILVANT SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Sandeep Bhatia, PhD, CFA
•	Michael A. Sansoterra

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Silvant Small Cap Growth Stock Fund (I Shares) returned 19.45%. That compared to a 23.03% return for the Russell 2000 Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Stocks benefited from improving U.S. economic data. Consumer and small-business confidence moved sharply higher and corporate earnings continued to grow. Investors responded positively to the election of Donald Trump as President. In that environment, financial stocks performed well as the Federal Reserve raised interest rates twice and investors expected the Trump administration to ease regulations in the financials sector. Materials stocks benefited from the potential for increased infrastructure spending.

The Fund underperformed relative to the benchmark index, primarily due to stock selection within the energy and industrials sectors. Volatility in the price of oil caused the performance of the Fund’s energy holdings to differ significantly from energy stocks in the benchmark. The Fund’s focus on industrial stocks in the airline, mechanical contracting, transportation and agriculture areas also hurt results relative to the benchmark.

The Fund’s stock selection within the healthcare sector helped relative results. In particular, the Fund benefited from shares of a biotechnology firm that rose amid encouraging news for its pipeline of late-stage cancer treatments.

How do you plan to position the Fund, based on market conditions?

The market rally during the last half of the 12-month period was largely based on expectations for policy shifts from the Trump administration. However, initial efforts to pass healthcare reform failed and stocks that may benefit from tax reform, trade policy, and infrastructure spending will likely experience elevated volatility as these policy issues move through Washington. Stock fundamentals appear solid, but valuations remain at the higher end of historical norms with moderate revenue and earnings expectations. This suggests security selection may be increasingly important from both return and risk perspectives.

As such, we remain focused on bottom-up research and disciplined risk management, searching for stocks that we believe will exceed investors’ expectations. These stocks typically have positive fundamental secular trends that lead to above average growth with disruptive products or services leading to a change in business landscape. While the last 12 months have been challenging, the team does not react solely to price action. Instead, we invest and make decisions based on company fundamentals, and believe that many of the stocks that hurt the Fund’s relative returns in 2016 will recover.

16

SILVANT SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Silvant Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	19.30%	2.50%	9.11%	6.06%
	with sales charge*	12.51%	0.50%	7.83%	5.43%
C Shares	without CDSC	18.39%	1.81%	8.39%	5.34%
	with CDSC*	17.53%	1.81%	8.39%	5.34%
I Shares		19.45%	2.58%	9.21%	6.26%
IS Shares**		19.82%	2.82%	9.36%	6.34%
Russell 2000® Growth Index		23.03%	6.72%	12.10%	8.06%

Prospectus Expense Ratio[1]					Gross
A Shares					1.37%
C Shares					2.02%
I Shares					1.39%
IS Shares					1.02%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 1.50%, 2.15%, 1.30% and 1.10% for A, C, I and IS Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

17

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The RidgeWorth Conservative Allocation Strategy (I Shares) returned 5.66% compared to a 6.84% return for the Lipper Mixed-Asset Target Allocation (Conservative Classification)*, and a 5.27% return for its hybrid benchmark made up of a 30% weighting in the S&P 500 Index and a 70% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

RidgeWorth Investments manages three distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

Equity markets advanced during the 12-month period due in part to improving economic conditions and investor expectations for greater economic expansion under the new presidential administration. After a period of relatively tepid growth, both U.S. and global economies showed signs of strengthening, a development that prompted the Federal Reserve to raise interest rates in December and again in March. Stocks rallied in the second half of the period amid hopes that proposals to ease regulations and implement more pro-economic policies in Washington, D.C., would drive companies’ future earnings.

In that environment, equities soundly outperformed fixed income securities, led by the performance of small- and mid-cap stocks. The Fund benefited from its sizable overweight in equities, as well as from its exposure to small- and mid-cap positions. Investments in large-cap stocks and developed and emerging market international stocks hurt relative results. However, late in the period, we increased exposure to developed and emerging international equities. We also favored pro-cyclical ETF positions over defensively oriented sectors.

Among fixed income holdings, the Fund’s exposure to credit-oriented issues and a shorter-than-benchmark duration position benefited relative results. We increased the Fund’s cash position toward the end of the period in response to elevated valuations and increased volatility.

How do you plan to position the Fund, based on market conditions?

Over the next quarter, we expect markets to react to uncertainty over a variety of issues, from corporate earnings and the progress of policy, to potential geopolitical events. Regardless, we see a number of encouraging signs for stocks going forward: Steady job and wage growth, a recovering housing market, stabilizing oil prices, and improving economic momentum overseas all give us reason to remain cautiously positive about equities. To that end, the Fund will maintain a moderately overweight allocation to equities relative to its benchmarks.

*	Lipper Mixed-Asset Target Allocation (Conservative Classification): Funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

18

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Conservative Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.28%	2.99%	4.27%	5.02%
	with sales charge*	0.27%	1.33%	3.26%	4.51%
C Shares	without CDSC	4.61%	2.30%	3.54%	4.28%
	with CDSC*	3.61%	2.30%	3.54%	4.28%
I Shares		5.66%	3.33%	4.57%	5.33%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays U.S. Aggregate Bond Index)		5.27%	5.06%	5.65%	5.50%
S&P 500 Index		17.17%	10.37%	13.30%	7.51%
Barclays U.S. Aggregate Bond Index		0.44%	2.68%	2.34%	4.27%

Prospectus Expense Ratio[1]					Gross
A Shares					1.13%
C Shares					1.78%
I Shares					0.90%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.60%, 1.30% and 0.30% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.46% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

19

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The RidgeWorth Growth Allocation Strategy (I Shares) returned 10.83% compared to a 11.16% return for the Lipper Mixed-Asset Target Allocation (Growth Classification)*, and a 11.96% return for its hybrid benchmark made up of a 70% weighting in the S&P 500 Index and a 30% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

RidgeWorth Investments manages three distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

Equity markets advanced during the 12-month period due in part to improving economic conditions and investor expectations for greater economic expansion under the new presidential administration. After a period of relatively tepid growth, both U.S. and global economies showed signs of strengthening, a development that prompted the Federal Reserve to raise interest rates in December and again in March. Stocks rallied in the second half of the period amid hopes that proposals to ease regulations and implement more pro-economic policies in Washington, D.C., would drive companies’ future earnings.

In that environment, equities soundly outperformed fixed income securities, led by the performance of small- and mid-cap stocks. The Fund benefited from its sizable overweight in equities, as well as from its exposure to small- and mid-cap positions. Investments in large-cap stocks and developed and emerging market international stocks hurt relative results. However, late in the period, we increased exposure to developed and emerging international equities. We also favored pro-cyclical ETF positions over defensively oriented sectors.

Among fixed income holdings, the Fund’s exposure to credit-oriented issues and a shorter-than-benchmark duration position benefited relative results. We increased the Fund’s cash position toward the end of the period in response to elevated valuations and increased volatility.

How do you plan to position the Fund, based on market conditions?

Over the next quarter, we expect markets to react to uncertainty over a variety of issues, from corporate earnings and the progress of policy, to potential geopolitical events. Regardless, we see a number of encouraging signs for stocks going forward: Steady job and wage growth, a recovering housing market, stabilizing oil prices, and improving economic momentum overseas all give us reason to remain cautiously positive about equities. To that end, the Fund will maintain a moderately overweight allocation to equities relative to its benchmarks.

*	Lipper Mixed-Asset Target Allocation (Growth Classification): Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

20

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	10.66%	4.48%	7.20%	5.16%
	with sales charge**	4.34%	2.44%	5.94%	4.53%
C Shares*	without CDSC	10.00%	3.84%	6.54%	4.44%
	with CDSC**	9.00%	3.84%	6.54%	4.44%
I Shares		10.83%	4.69%	7.42%	5.41%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays U.S. Aggregate Bond Index)		11.96%	8.14%	10.04%	6.80%
S&P 500 Index		17.17%	10.37%	13.30%	7.51%
Barclays U.S. Aggregate Bond Index		0.44%	2.68%	2.34%	4.27%

Prospectus Expense Ratio[1]					Gross
A Shares					1.33%
C Shares					1.97%
I Shares					1.36%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.66% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

21

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Equity Securities (Stocks) are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The RidgeWorth Moderate Allocation Strategy (I Shares) returned 8.08% compared to a 9.86% return for the Lipper Mixed-Asset Target Allocation (Moderate Classification)*, and a 8.58% return for its hybrid benchmark made up of a 50% weighting in the S&P 500 Index and a 50% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

RidgeWorth Investments manages three distinct asset allocation strategies, each structured to align investment portfolios with specific levels of investor risk tolerance and income requirements. The underlying mutual funds and ETFs typically are the same across the Strategies, but different stock, bond and alternatives allocations create noticeably different total return characteristics, which are intended to align with investor needs and constraints.

Equity markets advanced during the 12-month period due in part to improving economic conditions and investor expectations for greater economic expansion under the new presidential administration. After a period of relatively tepid growth, both U.S. and global economies showed signs of strengthening, a development that prompted the Federal Reserve to raise interest rates in December and again in March. Stocks rallied in the second half of the period amid hopes that proposals to ease regulations and implement more pro-economic policies in Washington, D.C., would drive companies’ future earnings.

In that environment, equities soundly outperformed fixed income securities, led by the performance of small- and mid-cap stocks. The Fund benefited from its sizable overweight in equities, as well as from its exposure to small- and mid-cap positions. Investments in large-cap stocks and developed and emerging market international stocks hurt relative results. However, late in the period, we increased exposure to developed and emerging international equities. We also favored pro-cyclical ETF positions over defensively oriented sectors.

Among fixed income holdings, the Fund’s exposure to credit-oriented issues and a shorter-than-benchmark duration position benefited relative results. We increased the Fund’s cash position toward the end of the period in response to elevated valuations and increased volatility.

How do you plan to position the Fund, based on market conditions?

Over the next quarter, we expect markets to react to uncertainty over a variety of issues, from corporate earnings and the progress of policy, to potential geopolitical events. Regardless, we see a number of encouraging signs for stocks going forward: Steady job and wage growth, a recovering housing market, stabilizing oil prices, and improving economic momentum overseas all give us reason to remain cautiously positive about equities. To that end, the Fund will maintain a moderately overweight allocation to equities relative to its benchmarks.

*	Lipper Mixed-Asset Target Allocation (Moderate Classification): Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

22

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
RidgeWorth Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	7.84%	3.67%	5.73%	4.99%
	with sales charge**	1.64%	1.65%	4.48%	4.38%
C Shares*	without CDSC	7.12%	3.07%	5.10%	4.31%
	with CDSC**	6.13%	3.07%	5.10%	4.31%
I Shares		8.08%	3.85%	5.90%	5.24%
Hybrid 50/50 Blend Index (50% of the Barclays U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		8.58%	6.62%	7.85%	6.20%
S&P 500 Index		17.17%	10.37%	13.30%	7.51%
Barclays U.S. Aggregate Bond Index		0.44%	2.68%	2.34%	4.27%

Prospectus Expense Ratio[1]					Gross
A Shares					1.24%
C Shares					1.82%
I Shares					1.13%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.56% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class C Shares were offered beginning on 4/5/05. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2017)

as a percentage of Investments

23

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Capital Innovations Global Resources and Infrastructure Fund

	Shares	Value($)
Common Stocks 97.5%
Consumer Staples 3.7%
Archer-Daniels-Midland Co.	2,330	107,273
Bunge Ltd.	685	54,293
Mondelez International, Inc., Cl A	4,120	177,490

		339,056

Energy 39.8%
Anadarko Petroleum Corp.	2,825	175,150
BP PLC SP ADR	3,315	114,434
Canadian Natural Resources Ltd.	2,109	69,154
Cheniere Energy, Inc.*	2,230	105,412
Chevron Corp.	1,290	138,507
CNOOC Ltd. SP ADR(a)	625	74,875
ConocoPhillips	910	45,382
CONSOL Energy, Inc.*	4,310	72,322
Eni SpA SP ADR	2,070	67,751
EOG Resources, Inc.	705	68,773
Exxon Mobil Corp.	2,200	180,422
Fairmount Santrol Holdings, Inc.*(a)	11,170	81,876
Gazprom PJSC SP ADR	15,080	67,785
Halliburton Co.	3,620	178,140
Lukoil PJSC SP ADR	875	46,428
Marathon Petroleum Corp.	2,775	140,248
Nabors Industries Ltd.	10,875	142,136
PetroChina Co. Ltd. ADR	500	36,625
Petroleo Brasileiro SA SP ADR*	4,995	48,402
Pioneer Natural Resources Co.	925	172,263
PrairieSky Royalty Ltd.(a)	20	422
Range Resources Corp.	3,145	91,519
Royal Dutch Shell PLC SP ADR, Cl A	4,455	234,912
Schlumberger Ltd.	1,620	126,522
Suncor Energy, Inc.	6,100	187,575
Tenaris SA ADR	1,650	56,331
Tesoro Corp.	1,580	128,075
Total SA SP ADR	4,524	228,100
Transocean Ltd.*(a)	3,340	41,583
Ultrapar Participacoes SA SP ADR	4,235	96,262
Valero Energy Corp.	1,360	90,154
Weatherford International PLC*(a)	27,830	185,069
Whiting Petroleum Corp.*	14,030	132,724

		3,625,333

Financials 2.0%
Weyerhaeuser Co., REIT	5,210	177,036

Health Care 0.9%
Bayer AG SP ADR	670	77,264

Industrials 2.8%
Deere & Co.(a)	1,270	138,252
Grupo Aeroportuario del Sureste SAB de CV ADR	375	64,965
Kansas City Southern	635	54,458

		257,675

	Shares	Value($)
Materials 48.3%
Agrium, Inc.	500	47,775
Air Products & Chemicals, Inc.	765	103,497
Albemarle Corp.	1,375	145,255
Alcoa Corp.	3,998	137,531
Anglo American PLC*	12,700	194,045
ArcelorMittal*	22,310	186,288
Barrick Gold Corp.	7,655	145,368
BHP Billiton Ltd. SP ADR(a)	6,505	236,262
CF Industries Holdings, Inc.(a)	4,860	142,641
E.I. du Pont de Nemours & Co.	1,180	94,789
First Quantum Minerals Ltd.	11,000	116,878
Freeport-McMoRan, Inc.*(a)	7,900	105,544
Glencore PLC*	86,200	338,202
Goldcorp, Inc.(a)	4,430	64,634
International Paper Co.	555	28,183
KapStone Paper and Packaging Corp.	6,625	153,038
Monsanto Co.	2,540	287,528
Newmont Mining Corp.	3,780	124,589
Nucor Corp.	1,770	105,704
Packaging Corp. of America	600	54,972
Platinum Group Metals Ltd.*(a)	17,460	28,460
Potash Corp. of Saskatchewan, Inc.	4,610	78,739
Randgold Resources Ltd. ADR	175	15,274
Rio Tinto PLC SP ADR	2,890	117,565
Silver Wheaton Corp.(a)	2,940	61,270
Smurfit Kappa Group PLC	3,340	88,757
Southern Copper Corp.	2,545	91,340
Steel Dynamics, Inc.	5,580	193,961
Syngenta AG ADR	2,360	208,860
Teck Resources Ltd., Cl B(a)	2,670	58,473
Turquoise Hill Resources Ltd.*	16,000	49,120
United States Steel Corp.	4,910	166,007
Vale SA SP ADR	17,000	161,500
Vulcan Materials Co.	1,150	138,552
West Fraser Timber Co. Ltd.	1,630	68,174
WestRock Co.	1,110	57,753

		4,396,528

Total Common Stocks (Cost $8,208,903)		8,872,892

Money Market Funds 5.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	190,308	190,308
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(b)(c)	275,536	275,536

Total Money Market Funds (Cost $465,844)		465,844

See Notes to Financial Statements.

24

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Capital Innovations Global Resources and Infrastructure Fund — concluded

	Shares	Value($)
Total Investments (Cost $8,674,747) — 102.6%		9,338,736
Liabilities in Excess of Other Assets — (2.6)%		(236,949)

Net Assets — 100.0%		$9,101,787

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $1,102,933.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.
(c)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $1,136,975. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $861,439. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(g)).

Investment Abbreviation

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SAB de CV	—	Sociedad Anónima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

25

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Ceredex Large Cap Value Equity Fund

	Shares	Value($)
Common Stocks 99.4%
Consumer Discretionary 2.6%
Comcast Corp., Cl A	1,449,686	54,493,697

Consumer Staples 4.8%
Mondelez International, Inc., Cl A	1,095,535	47,195,648
Procter & Gamble Co. (The)	605,263	54,382,880

		101,578,528

Energy 15.1%
Chevron Corp.	753,004	80,850,039
EOG Resources, Inc.	502,144	48,984,147
Exxon Mobil Corp.	899,278	73,749,789
Royal Dutch Shell PLC SP ADR, Cl B	1,080,944	60,349,104
Schlumberger Ltd.	701,865	54,815,657

		318,748,736

Financials 30.7%
Aon PLC	236,925	28,120,628
BlackRock, Inc.	150,410	57,683,739
Capital One Financial Corp.	478,136	41,435,266
Chubb Ltd.	310,446	42,298,267
Citigroup, Inc.	1,011,390	60,501,350
Crown Castle International Corp., REIT	490,089	46,288,906
JPMorgan Chase & Co.	834,060	73,263,830
MetLife, Inc.	682,435	36,046,217
Progressive Corp. (The)	542,655	21,261,223
Public Storage, REIT	197,879	43,317,692
Regency Centers Corp., REIT	341,705	22,685,795
Synchrony Financial	823,906	28,259,976
U.S. Bancorp	1,259,888	64,884,232
Wells Fargo & Co.	932,348	51,894,490
Willis Towers Watson PLC	224,742	29,416,480

		647,358,091

Health Care 9.0%
Abbott Laboratories	1,064,800	47,287,768
Cigna Corp.	346,186	50,712,787
Johnson & Johnson	270,107	33,641,827
Pfizer, Inc.	817,250	27,958,123
UnitedHealth Group, Inc.	188,904	30,982,145

		190,582,650

Industrials 16.3%
Eaton Corp. PLC	660,560	48,980,524
FedEx Corp.	277,144	54,084,652
General Electric Co.	1,751,387	52,191,333
Honeywell International, Inc.	396,812	49,549,914
Northrop Grumman Corp.	201,558	47,938,555
PACCAR, Inc.	634,470	42,636,384

	Shares	Value($)
Industrials—continued
United Technologies Corp.	427,735	47,996,144

		343,377,506

Information Technology 9.3%
Apple, Inc.	328,810	47,236,845
Microsoft Corp.	969,123	63,826,441
Oracle Corp.	1,181,119	52,689,718
Texas Instruments, Inc.	409,472	32,987,064

		196,740,068

Materials 5.9%
Dow Chemical Co. (The)	442,132	28,093,067
PPG Industries, Inc.	338,280	35,546,462
Praxair, Inc.(a)	229,931	27,269,817
Vulcan Materials Co.	272,591	32,841,764

		123,751,110

Telecommunication Services 2.5%
Verizon Communications, Inc.	1,076,067	52,458,266

Utilities 3.2%
Edison International	435,970	34,707,572
NextEra Energy, Inc.(a)	260,939	33,496,739

		68,204,311

Total Common Stocks (Cost $1,644,690,178)		2,097,292,963

Money Market Fund 1.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	20,759,114	20,759,114

Total Money Market Fund (Cost $20,759,114)		20,759,114

Total Investments (Cost $1,665,449,292) — 100.4%		2,118,052,077
Liabilities in Excess of Other Assets — (0.4)%		(9,080,193)

Net Assets — 100.0%		$2,108,971,884

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $9,073,947. The total value of the collateral received is in the form of securities having a value of $9,257,844. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(g)).

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

26

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Ceredex Mid-Cap Value Equity Fund

	Shares	Value($)
Common Stocks 95.5%
Consumer Discretionary 4.5%
Coach, Inc.	1,000,000	41,330,000
Ralph Lauren Corp.	875,000	71,417,500
Williams-Sonoma, Inc.(a)	750,000	40,215,000

		152,962,500

Consumer Staples 2.6%
Dr Pepper Snapple Group, Inc.	375,000	36,720,000
Molson Coors Brewing Co., Cl B	535,000	51,204,850

		87,924,850

Energy 10.4%
Cabot Oil & Gas Corp.	2,050,000	49,015,500
Core Laboratories NV(a)	325,000	37,544,000
Devon Energy Corp.	1,100,000	45,892,000
Ensco PLC, CL A	2,450,000	21,927,500
Marathon Petroleum Corp.	1,150,000	58,121,000
Noble Energy, Inc.	1,540,000	52,883,600
Patterson-UTI Energy, Inc.	1,475,000	35,798,250
Williams Cos., Inc. (The)	1,850,000	54,741,500

		355,923,350

Financials 29.6%
Affiliated Managers Group, Inc.	225,000	36,886,500
American Campus Communities, Inc., REIT	700,000	33,313,000
BankUnited, Inc.	1,300,000	48,503,000
CIT Group, Inc.	1,225,000	52,589,250
Citizens Financial Group, Inc.	1,000,000	34,550,000
Cousins Properties, Inc., REIT	4,700,000	38,869,000
CyrusOne, Inc., REIT	1,075,000	55,330,250
Hartford Financial Services Group, Inc. (The)	950,000	45,666,500
KeyCorp	2,670,000	47,472,600
Lazard Ltd., Cl A	750,000	34,492,500
Life Storage, Inc., REIT	630,000	51,735,600
MB Financial, Inc.	1,180,000	50,527,600
Medical Properties Trust, Inc., REIT	3,100,000	39,959,000
National Retail Properties, Inc., REIT	850,000	37,077,000
Progressive Corp. (The)	1,275,000	49,954,500
Prologis, Inc., REIT	840,000	43,579,200
Retail Opportunity Investments Corp., REIT	1,850,000	38,905,500
Synchrony Financial	1,785,000	61,225,500
Taubman Centers, Inc., REIT	630,000	41,592,600
Weyerhaeuser Co., REIT	1,950,000	66,261,000

	Shares	Value($)
Financials—continued
Willis Towers Watson PLC	450,000	58,900,500
XL Group Ltd.	1,250,000	49,825,000

		1,017,215,600

Health Care 8.2%
AmerisourceBergen Corp.(a)	400,000	35,400,000
Cigna Corp.	465,000	68,117,850
Cooper Cos., Inc. (The)	135,000	26,985,150
Humana, Inc.	310,000	63,903,400
STERIS PLC	885,000	61,472,100
Zimmer Biomet Holdings, Inc.	220,000	26,864,200

		282,742,700

Industrials 12.7%
Acuity Brands, Inc.	215,000	43,860,000
Alaska Air Group, Inc.	360,000	33,199,200
Allison Transmission Holdings, Inc.	1,000,000	36,060,000
AMETEK, Inc.	800,000	43,264,000
Donaldson Co., Inc.	400,000	18,208,000
Fortive Corp.	575,000	34,626,500
Hubbell, Inc.	280,000	33,614,000
Macquarie Infrastructure Corp.	700,000	56,406,000
Pentair PLC	550,000	34,529,000
Rockwell Automation, Inc.	80,000	12,456,800
Rockwell Collins, Inc.	440,000	42,750,400
Xylem, Inc.	950,000	47,709,000

		436,682,900

Information Technology 9.6%
Analog Devices, Inc.	820,000	67,199,000
Cypress Semiconductor Corp.(a)	3,700,000	50,912,000
Fair Isaac Corp.	280,000	36,106,000
Harris Corp.	465,000	51,740,550
Motorola Solutions, Inc.	260,600	22,468,932
NetApp, Inc.	350,000	14,647,500
Sabre Corp.	1,850,000	39,201,500
Western Digital Corp.	580,000	47,867,400

		330,142,882

Materials 8.2%
Air Products & Chemicals, Inc.	375,000	50,733,750
International Paper Co.	825,000	41,893,500
Martin Marietta Materials, Inc.	215,000	46,923,750
RPM International, Inc.	750,000	41,272,500
Sherwin-Williams Co. (The)	165,000	51,181,350
Valvoline, Inc.(a)	2,040,000	50,082,000

		282,086,850

See Notes to Financial Statements.

27

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Ceredex Mid-Cap Value Equity Fund — concluded

	Shares	Value($)
Telecommunication Services 1.5%
CenturyLink, Inc.(a)	2,250,000	53,032,500

Utilities 8.2%
American Water Works Co., Inc.	710,000	55,216,700
CMS Energy Corp.	800,000	35,792,000
Edison International	560,000	44,581,600
Great Plains Energy, Inc.	1,550,000	45,291,000
PG&E Corp.	750,000	49,770,000
Sempra Energy	450,000	49,725,000

		280,376,300

Total Common Stocks (Cost $2,838,262,041)		3,279,090,432

Money Market Funds 6.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	138,450,258	138,450,258
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(b)(c)	69,152,134	69,152,134

Total Money Market Funds (Cost $207,602,392)		207,602,392

	Shares	Value($)
Total Investments (Cost $3,045,864,433) — 101.6%		3,486,692,824
Liabilities in Excess of Other Assets — (1.6)%		(53,897,220)

Net Assets — 100.0%		$3,432,795,604

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $74,559,593.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(c)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $76,712,546. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $7,560,412. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(g)).

Investment Abbreviation

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

28

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Ceredex Small Cap Value Equity Fund

	Shares	Value($)
Common Stocks 99.8%
Consumer Discretionary 25.2%
AMC Entertainment Holdings, Inc., Cl A	824,640	25,934,928
American Eagle Outfitters, Inc.	795,500	11,160,865
Bloomin’ Brands, Inc.	1,411,000	27,839,030
Chico’s FAS, Inc.	1,092,500	15,513,500
DSW, Inc., Cl A	885,800	18,318,344
Guess?, Inc.	1,124,954	12,543,237
HSN, Inc.	627,460	23,278,766
Lithia Motors, Inc., Cl A	201,600	17,267,040
Matthews International Corp., Cl A	44,740	3,026,661
Meredith Corp.	9,890	638,894
Papa John’s International, Inc.	237,500	19,009,500
Regal Entertainment Group, Cl A	620,800	14,017,664
Ruth’s Hospitality Group, Inc.	173,170	3,472,059
Scholastic Corp.	154,890	6,593,667
Sonic Automotive, Inc., Cl A	683,570	13,705,578
Sonic Corp.	752,996	19,095,979
Tupperware Brands Corp.	64,400	4,039,168

		235,454,880

Consumer Staples 9.1%
B&G Foods, Inc.	544,000	21,896,000
Calavo Growers, Inc.	131,700	7,981,020
Energizer Holdings, Inc.	682,300	38,038,225
Inter Parfums, Inc.	207,600	7,587,780
J&J Snack Foods Corp.	39,000	5,286,840
PriceSmart, Inc.	22,400	2,065,280
Sanderson Farms, Inc.	24,501	2,544,184

		85,399,329

Energy 0.3%
Bristow Group, Inc.	204,660	3,112,879

Financials 18.9%
Alexander & Baldwin, Inc.	269,510	11,998,585
Banco Latinoamericano de Comercio Exterior SA, Cl E	49,470	1,372,298
Bank of Hawaii Corp.	225,540	18,575,474
Cohen & Steers, Inc.	333,200	13,318,004
DiamondRock Hospitality Co., REIT	643,800	7,178,370
Education Realty Trust, Inc., REIT	541,300	22,112,105
Evercore Partners, Inc., Cl A	337,120	26,261,648
First Interstate BancSystem, Inc., Cl A	32,200	1,276,730
Hanover Insurance Group, Inc. (The)	195,682	17,623,121
Horace Mann Educators Corp.	345,100	14,166,355
Monmouth Real Estate Investment Corp., REIT	57,050	814,104
Oppenheimer Holdings, Inc., Cl A	12,610	215,631

	Shares	Value($)
Financials—continued
Outfront Media, Inc., REIT	791,995	21,027,467
Retail Opportunity Investments Corp., REIT	442,693	9,309,834
Tanger Factory Outlet Centers, Inc., REIT	307,200	10,066,944
Trust Co Bank Corp. NY	169,350	1,329,397

		176,646,067

Health Care 6.3%
Ensign Group, Inc. (The)	142,340	2,675,992
Hill-Rom Holdings, Inc.	453,730	32,033,338
Landauer, Inc.	227,140	11,073,075
Phibro Animal Health Corp., Cl A	450,200	12,650,620

		58,433,025

Industrials 26.4%
AAR Corp.	282,570	9,502,829
ABM Industries, Inc.	106,027	4,622,777
Advanced Drainage Systems, Inc.	10,900	238,710
Apogee Enterprises, Inc.	121,400	7,236,654
Badger Meter, Inc.	195,182	7,172,938
China Yuchai International Ltd.	50,790	940,123
Covanta Holding Corp.	1,540,300	24,182,710
Cubic Corp.	345,200	18,226,560
EMCOR Group, Inc.	112,440	7,078,098
Forward Air Corp.	375,400	17,857,778
Granite Construction, Inc.	176,240	8,845,486
Herman Miller, Inc.	643,480	20,301,794
Interface, Inc.	124,261	2,367,172
ITT, Inc.	56,957	2,336,376
Kelly Services, Inc., Cl A	786,210	17,186,551
Kforce, Inc.	316,100	7,507,375
Knoll, Inc.	676,900	16,116,989
Korn/Ferry International	307,437	9,681,191
Luxfer Holdings PLC ADR	158,210	1,923,834
Mueller Water Products, Inc., Cl A	1,320,530	15,608,665
Multi-Color Corp.	104,900	7,447,900
NN, Inc.	108,800	2,741,760
Sun Hydraulics Corp.	146,320	5,283,615
Tennant Co.	33,780	2,454,117
Tetra Tech, Inc.	527,800	21,560,630
Viad Corp.	186,390	8,424,828

		246,847,460

Information Technology 8.0%
Black Box Corp.	39,200	350,840
Daktronics, Inc.	597,050	5,642,122
Fair Isaac Corp.	384,550	49,587,722
Plantronics, Inc.	354,960	19,206,886

		74,787,570

See Notes to Financial Statements.

29

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Ceredex Small Cap Value Equity Fund — concluded

	Shares	Value($)
Materials 2.3%
Carpenter Technology Corp.	181,900	6,784,870
Haynes International, Inc.	82,430	3,142,232
Hecla Mining Co.	2,097,340	11,094,928

		21,022,030

Utilities 3.3%
ALLETE, Inc.	167,840	11,364,446
California Water Service Group	318,890	11,432,207
NorthWestern Corp.	141,100	8,282,570

		31,079,223

Total Common Stocks (Cost $724,979,210)		932,782,463

Money Market Fund 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(a)	1,500,791	1,500,791

Total Money Market Fund (Cost $1,500,791)		1,500,791

	Shares	Value($)
Total Investments (Cost $726,480,001) — 100.0%		934,283,254
Liabilities in Excess of Other Assets — (0.0)%(b)		(13,443)

Net Assets — 100.0%		$934,269,811

(a)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(b)	Less than 0.05% of Net Assets.

Investment Abbreviations

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

30

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Innovative Growth Stock Fund

	Shares	Value($)
Common Stocks 98.6%
Consumer Discretionary 27.9%
Amazon.com, Inc.*	2,100	1,861,734
Chipotle Mexican Grill, Inc.*	1,100	490,072
Lululemon Athletica, Inc.*	8,300	430,521
Netflix, Inc.*	11,300	1,670,253
Priceline Group, Inc. (The)*	550	978,984
Shake Shack, Inc., Cl A*	16,000	534,400
Tesla, Inc.*	5,200	1,447,160
Ulta Salon Cosmetics & Fragrance, Inc.*	2,100	598,983

		8,012,107

Financials 10.5%
Bank of the Ozarks, Inc.	12,200	634,522
Charles Schwab Corp. (The)	28,800	1,175,328
First Republic Bank	5,900	553,479
Signature Bank*	4,400	652,916

		3,016,245

Health Care 19.7%
Alexion Pharmaceuticals, Inc.*	2,350	284,914
BioMarin Pharmaceutical, Inc.*	4,700	412,566
Celgene Corp.*	10,050	1,250,522
DexCom, Inc.*	9,100	771,043
Exact Sciences Corp.*	32,000	755,840
Medidata Solutions, Inc.*	7,600	438,444
Nevro Corp.*	6,200	580,940
Portola Pharmaceuticals, Inc.*	3,400	133,246
Regeneron Pharmaceuticals, Inc.*	2,300	891,273
Teladoc, Inc.*	5,800	145,000

		5,663,788

Industrials 4.7%
XPO Logistics, Inc.*	28,000	1,340,920

	Shares	Value($)
Information Technology 35.8%
2U, Inc.*	6,000	237,960
Adobe Systems, Inc.*	4,500	585,585
Alphabet, Inc., Cl A*	1,000	847,800
Ellie Mae, Inc.*	8,200	822,214
Facebook, Inc., Cl A*	10,500	1,491,525
Inphi Corp.*	8,000	390,560
MercadoLibre, Inc.	5,900	1,247,673
Monolithic Power Systems, Inc.	10,000	921,000
Palo Alto Networks, Inc.*	5,600	631,008
Pandora Media, Inc.*	31,800	375,558
Proofpoint, Inc.*	5,000	371,800
ServiceNow, Inc.*	6,950	607,916
Shopify, Inc., Cl A*	7,900	537,911
Twilio, Inc., Cl A*	10,300	297,361
Zillow Group, Inc., Cl C*	26,500	892,255

		10,258,126

Total Common Stocks (Cost $17,177,082)		28,291,186

Money Market Fund 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(a)	672,185	672,185

Total Money Market Fund (Cost $672,185)		672,185

Total Investments (Cost $17,849,267) — 100.9%		28,963,371
Liabilities in Excess of Other Assets — (0.9)%		(257,919)

Net Assets — 100.0%		$28,705,452

*	Non-income producing security.

(a)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

See Notes to Financial Statements.

31

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

International Equity Fund

	Shares	Value($)
Common Stocks 98.3%
Australia 4.7%
CSL Ltd.	35,320	3,381,964

Bermuda 2.3%
Lazard Ltd., Cl A	35,089	1,613,743

Brazil 2.9%
Ambev SA ADR(a)	364,491	2,099,468

Canada 5.4%
Canadian Pacific Railway Ltd.(a)	18,273	2,684,669
Constellation Software, Inc.	2,473	1,215,254

		3,899,923

China 6.7%
Ctrip.com International Ltd. ADR*(a)	45,862	2,254,117
Tencent Holdings Ltd.	88,340	2,532,607

		4,786,724

Denmark 7.8%
Chr. Hansen Holding A/S	27,725	1,779,527
Coloplast A/S, Cl B	27,494	2,146,737
Novozymes A/S, Cl B	42,571	1,687,310

		5,613,574

France 8.1%
Essilor International SA	14,894	1,809,748
Hermes International	3,692	1,749,143
LVMH Moet Hennessy Louis Vuitton SE	10,190	2,237,731

		5,796,622

Germany 2.4%
Adidas AG	8,988	1,709,611

Hong Kong 2.3%
AIA Group Ltd.	260,400	1,641,845

India 3.2%
HDFC Bank Ltd. ADR	30,633	2,304,214

Ireland 9.8%
Accenture PLC, Cl A	22,884	2,743,334
Experian PLC	138,787	2,830,869
ICON PLC*	18,451	1,470,914

		7,045,117

Italy 2.0%
Luxottica Group SpA	26,420	1,458,566

Japan 5.6%
Keyence Corp.	6,400	2,562,760
Sysmex Corp.(a)	23,540	1,427,243

		3,990,003

Mexico 2.7%
Wal-Mart de Mexico SAB de CV	852,890	1,967,971

	Shares	Value($)
Netherlands 5.2%
Core Laboratories NV(a)	18,623	2,151,329
Yandex NV, Cl A*	71,327	1,564,201

		3,715,530

South Korea 1.6%
Amorepacific Corp.	4,702	1,179,389

Spain 1.4%
Industria de Diseno Textil SA	29,185	1,028,686

Sweden 1.5%
Atlas Copco AB, Cl A	29,537	1,042,620

Switzerland 11.0%
Chubb Ltd.	23,271	3,170,674
Nestle SA	36,587	2,807,079
SGS SA	902	1,924,399

		7,902,152

Taiwan 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	77,429	2,542,768

United Kingdom 8.2%
Compass Group PLC	145,919	2,753,299
Reckitt Benckiser Group PLC	34,037	3,107,113

		5,860,412

Total Common Stocks (Cost $63,452,994)		70,580,902

Money Market Funds 5.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	1,673,055	1,673,055
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(b)(c)	2,043,412	2,043,412

Total Money Market Funds (Cost $3,716,467)		3,716,467

Total Investments (Cost $67,169,461) — 103.5%		74,297,369
Liabilities in Excess of Other Assets — (3.5)%		(2,503,533)

Net Assets — 100.0%		$71,793,836

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $4,116,565.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

See Notes to Financial Statements.

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

International Equity Fund — concluded

(c)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $4,207,310. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,163,898. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(g)).

Investment Abbreviations

ADR	—	American Depositary Receipt
SAB de CV	—	Sociedad Anónima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Silvant Large Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 97.6%
Consumer Discretionary 22.4%
Adient PLC	3,716	270,042
Amazon.com, Inc.*	11,722	10,392,022
Chipotle Mexican Grill, Inc.*(a)	6,030	2,686,486
Comcast Corp., Cl A	115,201	4,330,406
DR Horton, Inc.	88,898	2,961,192
Johnson Controls International PLC	37,151	1,564,800
Las Vegas Sands Corp.	27,209	1,552,818
Netflix, Inc.*	21,356	3,156,630
Priceline Group, Inc. (The)*	3,814	6,788,805
Royal Caribbean Cruises Ltd.	26,569	2,606,685
Starbucks Corp.	62,851	3,669,870
Twenty-First Century Fox, Inc., Cl A	64,154	2,077,948
Ulta Salon Cosmetics & Fragrance, Inc.*	4,746	1,353,701
Walt Disney Co. (The)	40,687	4,613,499

		48,024,904

Consumer Staples 6.0%
Blue Buffalo Pet Products, Inc.*	75,457	1,735,511
Colgate-Palmolive Co.	34,994	2,561,211
Costco Wholesale Corp.	27,312	4,579,949
Estee Lauder Cos., Inc. (The), Cl A	33,319	2,825,118
WhiteWave Foods Co. (The)*	20,028	1,124,572

		12,826,361

Energy 1.6%
Devon Energy Corp.	28,270	1,179,425
EOG Resources, Inc.	23,284	2,271,354

		3,450,779

Financials 7.4%
American Express Co.	40,656	3,216,296
Charles Schwab Corp. (The)	82,275	3,357,643
Discover Financial Services	40,538	2,772,394
Equinix, Inc., REIT	5,777	2,312,937
Morgan Stanley	62,042	2,657,879
SunTrust Banks, Inc.	28,267	1,563,165

		15,880,314

Health Care 12.9%
Agilent Technologies, Inc.	23,348	1,234,409
Alexion Pharmaceuticals, Inc.*	34,195	4,145,802
Allergan PLC	12,194	2,913,390
Biogen, Inc.*	12,629	3,453,021
Bristol-Myers Squibb Co.	59,675	3,245,127
Edwards Lifesciences Corp.*	39,239	3,691,213
HCA Holdings, Inc.*	24,000	2,135,760
Mettler-Toledo International, Inc.*	2,596	1,243,250
Shire PLC ADR	10,049	1,750,837

	Shares	Value($)
Health Care—continued
UnitedHealth Group, Inc.	23,460	3,847,675

		27,660,484

Industrials 10.1%
A.O. Smith Corp.	45,500	2,327,780
Emerson Electric Co.	36,809	2,203,387
Fortune Brands Home & Security, Inc.	43,062	2,620,323
HD Supply Holdings, Inc.*	68,069	2,799,338
Honeywell International, Inc.	40,205	5,020,398
IHS Markit Ltd.*	36,774	1,542,669
J.B. Hunt Transport Services, Inc.	20,147	1,848,286
Waste Management, Inc.	21,663	1,579,666
Xylem, Inc.	31,243	1,569,023

		21,510,870

Information Technology 36.6%
Adobe Systems, Inc.*	32,318	4,205,541
Alphabet, Inc., Cl C*	7,106	5,894,853
Alphabet, Inc., Cl A*	6,913	5,860,841
Analog Devices, Inc.	33,783	2,768,517
Apple, Inc.	54,981	7,898,571
Applied Materials, Inc.	82,890	3,224,421
Autodesk, Inc.*	40,792	3,527,284
Facebook, Inc., Cl A*	69,013	9,803,297
Microchip Technology, Inc.(a)	35,587	2,625,609
Microsoft Corp.	182,696	12,032,359
NXP Semiconductors NV*	27,498	2,846,043
Oracle Corp.	28,233	1,259,474
Salesforce.com, Inc.*	36,607	3,019,711
Splunk, Inc.*	34,334	2,138,665
Visa, Inc., Cl A(a)	102,684	9,125,527
Workday, Inc., Cl A*(a)	23,556	1,961,744

		78,192,457

Materials 0.6%
Vulcan Materials Co.	10,649	1,282,991

Total Common Stocks (Cost $128,132,153)		208,829,160

Money Market Fund 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	5,329,074	5,329,074

Total Money Market Fund (Cost $5,329,074)		5,329,074

Total Investments (Cost $133,461,227) — 100.1%		214,158,234
Liabilities in Excess of Other Assets — (0.1)%		(219,559)

Net Assets — 100.0%		$213,938,675

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Silvant Large Cap Growth Stock Fund — concluded

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $4,356,267. The total value of the collateral received is in the form of securities having a value of $4,453,144. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017. (See Note 2(g)).

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Silvant Small Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 99.7%
Consumer Discretionary 11.1%
Cheesecake Factory, Inc. (The)	9,600	608,256
Cracker Barrel Old Country Store, Inc.(a)	3,118	496,542
Denny’s Corp.*	31,033	383,878
Dorman Products, Inc.*	6,608	542,715
ILG, Inc.	24,324	509,831
Monro Muffler Brake, Inc.	6,370	331,877
Panera Bread Co., Cl A*(a)	1,560	408,517
Tenneco, Inc.	9,063	565,712
Texas Roadhouse, Inc.	9,335	415,688
Winnebago Industries, Inc.	9,899	289,546

		4,552,562

Consumer Staples 3.4%
Energizer Holdings, Inc.	8,042	448,342
Lancaster Colony Corp.	2,355	303,418
Snyder’s-Lance, Inc.(a)	7,572	305,227
WD-40 Co.(a)	2,899	315,846

		1,372,833

Energy 2.7%
Carrizo Oil & Gas, Inc.*(a)	16,954	485,902
Fairmount Santrol Holdings, Inc.*(a)	20,546	150,602
PBF Energy, Inc., Cl A(a)	10,336	229,149
Precision Drilling Corp.*	46,295	218,512

		1,084,165

Financials 9.3%
AMERISAFE, Inc.	8,715	565,603
BNC Bancorp	11,447	401,217
Coresite Realty Corp., REIT(a)	3,330	299,866
Employers Holdings, Inc.	14,946	567,201
First Financial Bankshares, Inc.(a)	7,025	281,703
Greenhill & Co., Inc.(a)	15,237	446,444
Home BancShares, Inc.	25,737	696,701
QTS Realty Trust, Inc., Cl A, REIT	11,165	544,294

		3,803,029

Health Care 25.4%
AMN Healthcare Services, Inc.*(a)	12,620	512,372
ANI Pharmaceuticals, Inc.*(a)	6,372	315,478
Array BioPharma, Inc.*(a)	39,216	350,591
Cantel Medical Corp.	4,610	369,261
Chemed Corp.	2,617	478,100
Coherus Biosciences, Inc.*	13,663	288,972
CorVel Corp.*	6,287	273,485
Depomed, Inc.*(a)	23,384	293,469
Dermira, Inc.*	8,695	296,586
HealthSouth Corp.	9,824	420,565
ICU Medical, Inc.*	4,084	623,627
Inogen, Inc.*	10,911	846,257

	Shares	Value($)
Health Care—continued
Insmed, Inc.*	28,033	490,858
Ironwood Pharmaceuticals, Inc.*(a)	36,025	614,586
La Jolla Pharmaceutical Co.*(a)	7,616	227,338
Neurocrine Biosciences, Inc.*	5,805	251,357
NuVasive, Inc.*	8,080	603,414
NxStage Medical, Inc.*	20,929	561,525
Portola Pharmaceuticals, Inc.*	10,394	407,341
Prestige Brands Holdings, Inc.*	8,549	474,982
Radius Health, Inc.*(a)	8,385	324,080
Supernus Pharmaceuticals, Inc.*	9,915	310,340
TESARO, Inc.*(a)	2,388	367,442
Ultragenyx Pharmaceutical, Inc.*	5,476	371,163
Vanda Pharmaceuticals, Inc.*	23,425	327,950

		10,401,139

Industrials 16.9%
AAON, Inc.	13,075	462,201
Air Transport Services Group, Inc.*	36,356	583,514
Alamo Group, Inc.	6,584	501,635
Astec Industries, Inc.	6,029	370,753
AZZ, Inc.	8,083	480,938
Beacon Roofing Supply, Inc.*	10,022	492,682
Dycom Industries, Inc.*(a)	4,344	403,775
Forward Air Corp.	9,695	461,191
Franklin Electric Co., Inc.	9,122	392,702
Hawaiian Holdings, Inc.*	7,267	337,552
II-VI, Inc.*	14,424	519,985
Multi-Color Corp.	4,584	325,464
Simpson Manufacturing Co., Inc.	10,085	434,563
Swift Transportation Co.*(a)	13,840	284,274
Teledyne Technologies, Inc.*	3,219	407,075
Universal Forest Products, Inc.	4,463	439,784

		6,898,088

Information Technology 23.3%
Aspen Technology, Inc.*	9,497	559,563
Coherent, Inc.*	3,072	631,726
Fair Isaac Corp.	3,382	436,109
Gigamon, Inc.*	9,151	325,318
Inphi Corp.*(a)	11,830	577,541
Integrated Device Technology, Inc.*	15,474	366,269
InterXion Holding NV*	15,569	615,910
Littelfuse, Inc.	4,203	672,102
LogMeIn, Inc.	3,542	345,345
MaxLinear, Inc., Cl A*	20,871	585,431
Methode Electronics, Inc.	10,269	468,266
MINDBODY, Inc., Cl A*	13,700	376,065
Monolithic Power Systems, Inc.	3,847	354,309
Oclaro, Inc.*	42,557	417,910
Paycom Software, Inc.*(a)	5,844	336,088

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Silvant Small Cap Growth Stock Fund — concluded

	Shares	Value($)
Information Technology—continued
Pegasystems, Inc.	9,793	429,423
Proofpoint, Inc.*(a)	6,360	472,930
Q2 Holdings, Inc.*	27,669	964,265
Versum Materials, Inc.*	12,247	374,758
ViaSat, Inc.*(a)	3,577	228,284

		9,537,612

Materials 6.6%
Balchem Corp.(a)	6,653	548,340
HB Fuller Co.	8,994	463,731
Olin Corp.(a)	11,738	385,828
Quaker Chemical Corp.	4,364	574,564
Stepan Co.	4,906	386,642
Valvoline, Inc.(a)	14,629	359,142

		2,718,247

Telecommunication Services 1.0%
8x8, Inc.*	27,915	425,704

Total Common Stocks (Cost $33,544,721)		40,793,379

Money Market Funds 9.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(b)	196,569	196,569
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(b)(c)	3,785,707	3,785,707

Total Money Market Funds (Cost $3,982,276)		3,982,276

	Shares	Value($)
Total Investments (Cost $37,526,997) — 109.4%		44,775,655
Liabilities in Excess of Other Assets — (9.4)%		(3,855,887)

Net Assets — 100.0%		$40,919,768

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $5,972,653.

(b)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(c)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $6,113,686. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,327,979. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(g)).

Investment Abbreviation

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Conservative Allocation Strategy

	Shares	Value($)
Equity Funds 29.9%
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund(a)	13,141	151,643
RidgeWorth Ceredex Large Cap Value Equity Fund(b)	227,361	3,906,070
RidgeWorth Ceredex Mid-Cap Value Equity Fund(b)	106,388	1,541,562
RidgeWorth Ceredex Small Cap Value Equity Fund(a)	38,988	506,460
RidgeWorth International Equity Fund(b)	130,382	1,329,896
RidgeWorth Silvant Large Cap Growth Stock Fund(b)	531,429	4,750,979
RidgeWorth Silvant Small Cap Growth Stock Fund(b)	51,368	464,363

Total Equity Funds (Cost $10,556,679)		12,650,973

Fixed Income Funds 44.5%
RidgeWorth Seix Core Bond Fund(b)	773	8,168
RidgeWorth Seix Corporate Bond Fund(a)	86,594	749,042
RidgeWorth Seix Floating Rate High Income Fund(b)	20,542	179,950
RidgeWorth Seix High Income Fund(b)	44,052	283,695
RidgeWorth Seix High Yield Fund(b)	32,627	273,089
RidgeWorth Seix Total Return Bond Fund(b)	1,491,595	15,542,421
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	176,210	1,769,150

Total Fixed Income Funds (Cost $18,797,777)		18,805,515

Exchange Traded Funds 23.7%
Consumer Discretionary Select Sector SPDR Fund	1,153	101,406
Consumer Staples Select Sector SPDR Fund	115	6,277
Energy Select Sector SPDR Fund	977	68,292
Financial Select Sector SPDR Fund	5,864	139,153
Health Care Select Sector SPDR Fund	1,736	129,089
Industrial Select Sector SPDR Fund	1,313	85,424
iShares Barclays 20+ Year Treasury Bond Fund	1,319	159,217
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	2,518	288,689

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	362	85,892
iShares Core U.S. Aggregate Bond Fund	66,127	7,174,118
iShares Currency Hedged MSCI EAFE Fund	12,705	349,642
iShares Currency Hedged MSCI Emerging Markets Fund	254	5,781
iShares Dow Jones U.S. Real Estate Index Fund	41	3,218
iShares MSCI EAFE Fund	9,744	606,954
iShares MSCI Emerging Markets Index Fund	13,654	537,831
iShares MSCI India Fund	36	1,133
iShares Russell 2000 Index Fund	102	14,023
iShares U.S. Telecommunications Fund	651	21,053
Materials Select Sector SPDR Fund	432	22,641
Real Estate Select Sector SPDR Fund	108	3,413
Technology Select Sector SPDR Fund	4,085	217,771
Utilities Select Sector SPDR Fund	113	5,798
VanEck Vectors Gold Miners Fund	161	3,694

Total Exchange Traded Funds (Cost $9,492,313)		10,030,509

Money Market Fund 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	713,569	713,569

Total Money Market Fund (Cost $713,569)		713,569

Total Investments (Cost $39,560,338) — 99.8%		42,200,566
Other Assets in Excess of Liabilities — 0.2%		67,574

Net Assets — 100.0%		$42,268,140

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

38

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Growth Allocation Strategy

	Shares	Value($)
Equity Funds 64.2%
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund(a)	26,682	307,914
RidgeWorth Ceredex Large Cap Value Equity Fund(b)	470,190	8,077,873
RidgeWorth Ceredex Mid-Cap Value Equity Fund(b)	216,642	3,139,143
RidgeWorth Ceredex Small Cap Value Equity Fund(a)	75,879	985,664
RidgeWorth International Equity Fund(b)	265,739	2,710,541
RidgeWorth Silvant Large Cap Growth Stock Fund(b)	1,095,764	9,796,127
RidgeWorth Silvant Small Cap Growth Stock Fund(b)	100,689	910,233

Total Equity Funds (Cost $20,192,831)		25,927,495

Fixed Income Funds 12.8%
RidgeWorth Seix Core Bond Fund(b)	269	2,845
RidgeWorth Seix Corporate Bond Fund(a)	28,983	250,707
RidgeWorth Seix Floating Rate High Income Fund(b)	6,841	59,927
RidgeWorth Seix High Income Fund(b)	14,695	94,633
RidgeWorth Seix High Yield Fund(b)	10,887	91,124
RidgeWorth Seix Total Return Bond Fund(b)	389,416	4,057,717
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	58,957	591,923

Total Fixed Income Funds (Cost $4,882,205)		5,148,876

Exchange Traded Funds 20.9%
Consumer Discretionary Select Sector SPDR Fund	2,051	180,385
Consumer Staples Select Sector SPDR Fund	189	10,316
Energy Select Sector SPDR Fund	1,745	121,975
Financial Select Sector SPDR Fund	10,470	248,453
Health Care Select Sector SPDR Fund	3,091	229,847
Industrial Select Sector SPDR Fund	2,347	152,696
iShares Barclays 20+ Year Treasury Bond Fund	441	53,233
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	839	96,191

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	555	131,685
iShares Core U.S. Aggregate Bond Fund	32,646	3,541,764
iShares Currency Hedged MSCI EAFE Fund	25,884	712,328
iShares Currency Hedged MSCI Emerging Markets Fund	476	10,834
iShares Dow Jones U.S. Real Estate Index Fund	82	6,436
iShares MSCI EAFE Fund	19,840	1,235,834
iShares MSCI Emerging Markets Index Fund	27,800	1,095,042
iShares MSCI India Fund	59	1,858
iShares Russell 2000 Index Fund	792	108,884
iShares U.S. Telecommunications Fund	1,132	36,609
Materials Select Sector SPDR Fund	790	41,404
Real Estate Select Sector SPDR Fund	217	6,857
Technology Select Sector SPDR Fund	7,287	388,470
Utilities Select Sector SPDR Fund	197	10,108
VanEck Vectors Gold Miners Fund	280	6,387

Total Exchange Traded Funds (Cost $7,518,636)		8,427,596

Money Market Fund 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	743,657	743,657

Total Money Market Fund (Cost $743,657)		743,657

Total Investments (Cost $33,337,329) — 99.7%		40,247,624
Other Assets in Excess of Liabilities — 0.3%		130,301

Net Assets — 100.0%		$40,377,925

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

39

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Moderate Allocation Strategy

	Shares	Value($)
Equity Funds 47.3%
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund(a)	24,821	286,431
RidgeWorth Ceredex Large Cap Value Equity Fund(b)	435,818	7,487,355
RidgeWorth Ceredex Mid-Cap Value Equity Fund(b)	201,228	2,915,791
RidgeWorth Ceredex Small Cap Value Equity Fund(a)	71,289	926,049
RidgeWorth International Equity Fund(b)	246,652	2,515,854
RidgeWorth Silvant Large Cap Growth Stock Fund(b)	1,016,688	9,089,187
RidgeWorth Silvant Small Cap Growth Stock Fund(b)	94,148	851,096

Total Equity Funds (Cost $17,651,394)		24,071,763

Fixed Income Funds 24.3%
RidgeWorth Seix Core Bond Fund(b)	515	5,445
RidgeWorth Seix Corporate Bond Fund(a)	70,112	606,471
RidgeWorth Seix Floating Rate High Income Fund(b)	16,626	145,640
RidgeWorth Seix High Income Fund(b)	35,619	229,386
RidgeWorth Seix High Yield Fund(b)	26,416	221,101
RidgeWorth Seix Total Return Bond Fund(b)	936,152	9,754,708
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund(b)	142,666	1,432,366

Total Fixed Income Funds (Cost $11,760,765)		12,395,117

Exchange Traded Funds 26.3%
Consumer Discretionary Select Sector SPDR Fund	1,967	172,998
Consumer Staples Select Sector SPDR Fund	170	9,279
Energy Select Sector SPDR Fund	1,676	117,152
Financial Select Sector SPDR Fund	10,050	238,486
Health Care Select Sector SPDR Fund	2,960	220,106
Industrial Select Sector SPDR Fund	2,245	146,060
iShares Barclays 20+ Year Treasury Bond Fund	1,067	128,797
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	2,029	232,625

	Shares	Value($)
Exchange Traded Funds—continued
iShares Core S&P 500 Fund	466	110,568
iShares Core U.S. Aggregate Bond Fund	79,601	8,635,912
iShares Currency Hedged MSCI EAFE Fund	23,992	660,260
iShares Currency Hedged MSCI Emerging Markets Fund	430	9,787
iShares Dow Jones U.S. Real Estate Index Fund	56	4,395
iShares MSCI EAFE Fund	18,450	1,149,250
iShares MSCI Emerging Markets Index Fund	25,858	1,018,547
iShares MSCI India Fund	70	2,204
iShares Russell 2000 Index Fund	623	85,650
iShares U.S. Telecommunications Fund	1,069	34,571
Materials Select Sector SPDR Fund	753	39,465
Real Estate Select Sector SPDR Fund	218	6,889
Technology Select Sector SPDR Fund	6,975	371,837
Utilities Select Sector SPDR Fund	186	9,544
VanEck Vectors Gold Miners Fund	239	5,452

Total Exchange Traded Funds (Cost $12,436,597)		13,409,834

Money Market Fund 2.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	1,169,898	1,169,898

Total Money Market Fund (Cost $1,169,898)		1,169,898

Total Investments (Cost $43,018,654) — 100.2%		51,046,612
Liabilities in Excess of Other Assets — (0.2)%		(124,282)

Net Assets — 100.0%		$50,922,330

(a)	Affiliated investments. Investments are in each Fund’s I Shares.

(b)	Affiliated investments. Investments are in each Fund’s IS Shares.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

EAFE	—	Europe, Australasia and Far East
MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

40

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Capital Innovations Global Resources and Infrastructure Fund	Ceredex Large Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small Cap Value Equity Fund
Assets:
Total Investments, at Cost	$8,674,747	$1,665,449,292	$3,045,864,433	$726,480,001

Total Investments, at Value*	$9,338,736	$2,118,052,077	$3,486,692,824	$934,283,254
Cash	2,532	—	—	231
Interest and Dividends Receivable	14,680	2,268,541	5,048,527	1,391,216
Securities Lending Income Receivable	159	1,028	182,705	—
Foreign Currency, at Value (Cost $14, $-, $- and $-, respectively)	14	—	—	—
Receivable for Capital Shares Issued	15,750	9,122,402	3,659,051	732,258
Receivable for Investment Securities Sold	—	25,792,436	67,914,579	—
Reclaims Receivable	4,265	—	—	—
Receivable from Investment Adviser	10,365	167,215	—	—
Prepaid Expenses and Other Assets	13,287	54,910	69,677	30,559

Total Assets	9,399,788	2,155,458,609	3,563,567,363	936,437,518

Liabilities:
Payable for Investment Securities Purchased	—	28,952,130	53,574,703	—
Payable for Capital Shares Redeemed	9,804	14,735,057	4,024,033	824,613
Payable Upon Return of Securities Loaned	275,536	—	69,152,134	—
Investment Advisory Fees Payable	7,712	1,202,670	2,011,554	659,606
Compliance and Fund Services Fees Payable	114	26,947	42,457	11,544
Distribution and Service Fees Payable	559	105,712	142,047	52,310
Trustee Fees Payable	6	1,322	2,082	563
Other Accrued Expenses	4,270	1,462,887	1,822,749	619,071

Total Liabilities	298,001	46,486,725	130,771,759	2,167,707

Total Net Assets	$9,101,787	$2,108,971,884	$3,432,795,604	$934,269,811

Net Assets Consist of:
Capital	$9,154,083	$1,514,733,416	$2,747,251,474	$672,517,259
Accumulated Net Investment Income (Loss)	25,924	8,367,620	2,004,033	—
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	(742,206)	133,268,063	242,711,706	53,949,299
Net Unrealized Appreciation on Investments and Foreign Currencies	663,986	452,602,785	440,828,391	207,803,253

Net Assets	$9,101,787	$2,108,971,884	$3,432,795,604	$934,269,811

Net Assets:
I Shares	$7,420,615	$1,432,996,052	$2,716,559,620	$786,245,447
A Shares	1,409,104	335,256,465	369,102,077	123,494,970
C Shares	272,068	18,590,129	55,579,656	24,529,394
IS Shares	—	322,129,238	291,554,251	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	642,859	83,731,242	187,594,954	60,525,813
A Shares	122,573	19,747,542	25,759,334	9,815,329
C Shares	24,199	1,120,574	3,965,427	2,140,790
IS Shares	—	18,751,703	20,118,468	—
Net Asset Value and Redemption Price Per Share:
I Shares	$11.54	$17.11	$14.48	$12.99
A Shares	11.50	16.98	14.33	12.58
C Shares(a)	11.24	16.59	14.02	11.46
IS Shares	—	17.18	14.49	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$12.20	$18.02	$15.20	$13.35
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $1,102,933, $9,073,947, $74,559,593 and $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

41

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Innovative Growth Stock Fund	International Equity Fund	Silvant Large Cap Growth Stock Fund	Silvant Small Cap Growth Stock Fund
Assets:
Total Investments, at Cost	$17,849,267	$67,169,461	$133,461,227	$37,526,997

Total Investments, at Value*	$28,963,371	$74,297,369	$214,158,234	$44,775,655
Interest and Dividends Receivable	3,001	57,937	57,975	11,842
Securities Lending Income Receivable	—	881	508	2,033
Foreign Currency, at Value (Cost $-, $22,446, $- and $-, respectively)	—	23,107	—	—
Receivable for Capital Shares Issued	25,487	90,663	203,946	7,657
Receivable for Investment Securities Sold	71,213	193,330	—	—
Reclaims Receivable	—	71,079	—	—
Receivable from Investment Adviser	—	11,525	18,803	1,314
Prepaid Expenses and Other Assets	8,104	14,549	15,657	19,548

Total Assets	29,071,176	74,760,440	214,455,123	44,818,049

Liabilities:
Payable for Investment Securities Purchased	290,199	798,627	—	—
Payable for Capital Shares Redeemed	36,764	40,036	217,701	42,012
Payable Upon Return of Securities Loaned	—	2,043,412	—	3,785,707
Investment Advisory Fees Payable	21,421	50,945	128,877	29,998
Compliance and Fund Services Fees Payable	356	888	2,683	517
Distribution and Service Fees Payable	1,664	3,533	46,519	5,858
Trustee Fees Payable	17	—	132	25
Other Accrued Expenses	15,303	29,163	120,536	34,164

Total Liabilities	365,724	2,966,604	516,448	3,898,281

Total Net Assets	$28,705,452	$71,793,836	$213,938,675	$40,919,768

Net Assets Consist of:
Capital	$16,752,883	$66,587,830	$111,640,206	$31,213,043
Accumulated Net Investment Income (Loss)	(78,294)	109,720	(128,809)	(66,579)
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	916,759	(2,028,108)	21,730,271	2,524,646
Net Unrealized Appreciation on Investments and Foreign Currencies	11,114,104	7,124,394	80,697,007	7,248,658

Net Assets	$28,705,452	$71,793,836	$213,938,675	$40,919,768

Net Assets:
I Shares	$22,330,007	$51,120,285	$92,637,677	$26,928,856
A Shares	6,375,445	14,115,614	60,899,600	7,008,005
C Shares	—	—	36,140,851	4,757,770
IS Shares	—	6,557,937	24,260,547	2,225,137
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,145,718	5,014,264	10,390,977	3,007,920
A Shares	343,475	1,405,019	8,453,750	962,568
C Shares	—	—	7,827,800	1,410,665
IS Shares	—	642,774	2,712,669	246,205
Net Asset Value and Redemption Price Per Share:
I Shares	$19.49	$10.19	$8.92	$8.95
A Shares	18.56	10.05	7.20	7.28
C Shares(a)	—	—	4.62	3.37
IS Shares	—	10.20	8.94	9.04
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$19.69	$10.66	$7.64	$7.72
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $-, $4,116,565, $4,356,267 and $5,972,653, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

42

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$39,560,338	$33,337,329	$43,018,654

Investments in Affiliates, at Value	$31,456,488	$31,076,371	$36,466,880
Investments in Unaffiliated, at Value	10,744,078	9,171,253	14,579,732

Total Investments	42,200,566	40,247,624	51,046,612

Dividends Receivable	78,708	21,900	51,853
Receivable for Capital Shares Issued	2,499	90,764	72,813
Receivable for Investment Securities Sold	132,400	127,000	18,000
Receivable from Investment Adviser	3,729	3,775	4,557
Prepaid Expenses and Other Assets	16,771	15,144	17,089

Total Assets	42,434,673	40,506,207	51,210,924

Liabilities:
Payable for Investment Securities Purchased	78,518	56,581	132,285
Payable for Capital Shares Redeemed	54,442	25,676	97,701
Investment Advisory Fees Payable	3,634	3,429	4,405
Compliance and Fund Services Fees Payable	526	510	649
Distribution and Service Fees Payable	16,046	3,187	11,451
Trustee Fees Payable	26	25	32
Other Accrued Expenses	13,341	38,874	42,071

Total Liabilities	166,533	128,282	288,594

Total Net Assets	$42,268,140	$40,377,925	$50,922,330

Net Assets Consist of:
Capital	$38,983,678	$32,092,089	$40,933,677
Accumulated Net Investment Loss	114,183	5,361	54,943
Accumulated Net Realized Gain from Investments Transactions	530,051	1,370,180	1,905,752
Net Unrealized Appreciation on Investments	2,640,228	6,910,295	8,027,958

Net Assets	$42,268,140	$40,377,925	$50,922,330

Net Assets:
I Shares	$17,927,505	$32,561,998	$29,987,867
A Shares	8,047,405	5,812,703	10,864,245
C Shares	16,293,230	2,003,224	10,070,218
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,453,083	3,128,729	3,327,287
A Shares	651,574	561,450	1,212,445
C Shares	1,336,588	198,510	1,134,663
Net Asset Value and Redemption Price Per Share:
I Shares	$12.34	$10.41	$9.01
A Shares	12.35	10.35	8.96
C Shares(a)	12.19	10.09	8.88
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$12.97	$10.98	$9.51
Maximum Sales Charge — A Shares	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

43

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Capital Innovations Global Resources and Infrastructure Fund	Ceredex Large Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small Cap Value Equity Fund
Investment Income:
Dividend Income	$123,498	$57,565,486	$71,415,918	$19,876,413
Net Income from Securities Lending	178	27,705	553,949	—
Less: Foreign Taxes Withheld	(5,512)	—	—	(43,392)

Total Investment Income	118,164	57,593,191	71,969,867	19,833,021

Expenses:
Investment Advisory Fees	52,660	13,960,279	22,594,937	7,779,690
Administration Fees	686	211,567	323,824	92,970
Fund Accounting Fees	561	263,116	398,661	116,187
Transfer Agency Fees	4,566	165,286	1,358,753	113,979
Compliance & Fund Services Fees	304	118,702	183,031	51,863
Distribution and Service Fees — A Shares	3,483	1,066,010	1,133,134	365,724
Distribution and Service Fees — C Shares	2,320	189,371	564,071	268,637
Shareholder Servicing Fees — I Shares	3,084	5,526,628	7,405,233	2,653,716
Shareholder Servicing Fees — A Shares	2	1,221,361	1,352,646	426,230
Custodian Fees	8,293	30,554	47,316	18,883
Printing Fees	216	127,804	362,968	83,451
Registration Fees	37,115	57,823	110,558	50,960
Trustee Fees	281	121,693	187,326	53,626
Professional Fees	3,558	108,696	166,653	48,283
Tax Fees	10,414	—	—	—
Miscellaneous Fees	2,143	—	—	—
Other Fees	168	145,996	225,519	71,133

Total Expenses	129,854	23,314,886	36,414,630	12,195,332
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(63,379)	(2,178,652)	(243,891)	(2,929)

Net Expenses	66,475	21,136,234	36,170,739	12,192,403

Net Investment Income	51,689	36,456,957	35,799,128	7,640,618

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions and Foreign Currency Transactions	157,651	198,054,112	416,381,930	123,270,633
Net Change in Unrealized Appreciation on:
Investments and Foreign Currencies	847,865	129,586,427	220,580,870	47,650,389

Net Realized and Unrealized Gain on Investments and Foreign Currencies	1,005,516	327,640,539	636,962,800	170,921,022

Change in Net Assets from Operations	$1,057,205	$364,097,496	$672,761,928	$178,561,640

See Notes to Financial Statements.

44

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Innovative Growth Stock Fund	International Equity Fund	Silvant Large Cap Growth Stock Fund	Silvant Small Cap Growth Stock Fund
Investment Income:
Dividend Income	$28,298	$972,485	$2,133,472	$358,016
Net Income from Securities Lending	—	11,095	58,969	47,762
Less: Foreign Taxes Withheld	—	(90,967)	—	—

Total Investment Income	28,298	892,613	2,192,441	405,778

Expenses:
Investment Advisory Fees	203,727	515,041	1,604,583	401,915
Administration Fees	2,378	6,012	22,739	4,690
Fund Accounting Fees	2,818	7,586	28,082	5,748
Transfer Agency Fees	13,314	35,405	276,224	23,092
Compliance & Fund Services Fees	1,405	3,312	12,913	2,665
Distribution and Service Fees — A Shares	20,366	27,233	182,043	21,273
Distribution and Service Fees — C Shares	—	—	375,982	47,366
Shareholder Servicing Fees — I Shares	47,621	45,088	353,264	107,937
Shareholder Servicing Fees — A Shares	5,535	1,478	19,851	2,600
Custodian Fees	6,590	18,502 (a)	4,453	4,005
Printing Fees	3,296	12,448	18,435	4,983
Registration Fees	30,453	49,267	53,589	52,955
Trustee Fees	1,436	3,269	13,441	2,772
Professional Fees	1,311	9,122	11,490	2,409
Other Fees	11,631	29,905	24,992	12,319

Total Expenses	351,881	763,668	3,002,081	696,729
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(26,011)	(64,503)	(292,474)	(46,193)

Net Expenses	325,870	699,165	2,709,607	650,536

Net Investment Income (Loss)	(297,572)	193,448	(517,166)	(244,758)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions and Foreign Currency Transactions	3,192,828	(210,548)	51,578,602	6,629,706
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	1,488,150	5,750,729	(34,342,881)	2,167,591

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	4,680,978	5,540,181	17,235,721	8,797,297

Change in Net Assets from Operations	$4,383,406	$5,733,629	$16,718,555	$8,552,539

(a)	Includes a non-recurring refund for overbilling of prior years’.

See Notes to Financial Statements.

45

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Investment Income:
Dividend Income	$410,517	$227,626	$386,306
Dividend Income from Affiliated Investment Companies	642,543	359,951	569,149

Total Investment Income	1,053,060	587,577	955,455

Expenses:
Investment Advisory Fees	55,209	41,377	57,682
Administration Fees	5,475	4,105	5,722
Fund Accounting Fees	20,073	20,072	20,073
Transfer Agency Fees	24,461	12,854	24,591
Compliance & Fund Services Fees	3,138	2,381	3,283
Distribution and Service Fees — A Shares	34,779	18,580	33,015
Distribution and Service Fees — C Shares	181,193	23,747	108,534
Shareholder Servicing Fees — I Shares	29,208	119,496	141,217
Shareholder Servicing Fees — A Shares	7,175	987	9,720
Custodian Fees	16,390	13,934	13,534
Printing Fees	7,229	2,951	5,202
Registration Fees	42,169	41,924	39,934
Trustee Fees	3,292	2,446	3,414
Professional Fees	2,536	2,030	2,807
Other Fees	10,250	9,518	10,753

Total Expenses	442,577	316,402	479,481
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(59,801)	(78,160)	(81,002)

Net Expenses	382,776	238,242	398,479

Net Investment Income	670,284	349,335	556,976

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	76,962	737,751	1,733,770
Capital Gain Received from Investments in Affiliated Investment Companies	1,180,208	1,618,807	1,748,446
Net Change in Unrealized Appreciation on:
Investments	900,241	1,451,357	381,584

Net Realized and Unrealized Gain on Investments	2,157,411	3,807,915	3,863,800

Change in Net Assets from Operations	$2,827,695	$4,157,250	$4,420,776

See Notes to Financial Statements.

46

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Capital Innovations Global Resources and Infrastructure Fund			Ceredex Large Cap Value Equity Fund
	04/01/16- 03/31/17	12/01/15- 03/31/16*	12/01/14- 11/30/15	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$51,689	$28,941	$135,116	$36,456,957	$29,744,157
Net Realized Gain (Loss)	157,651	(405,694)	(197,517)	198,054,112	61,008,493
Net Change in Unrealized Appreciation (Depreciation)	847,865	(22,799)	(1,484,391)	129,586,427	(146,176,551)

Change in Net Assets from Operations	1,057,205	(399,552)	(1,546,792)	364,097,496	(55,423,901)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(68,970)	(47,940)	(100,601)	(23,505,845)	(24,293,067)
A Shares	(26,765)	(29,983)	(32,013)	(4,823,580)	(4,596,165)
C Shares	(4,692)	(4,305)	(3,437)	(171,194)	(151,415)
IS Shares	—	—	—	(5,536,785)	(1,930,728)
Net Realized Gains:
I Shares	—	—	—	(5,721,019)	(130,478,463)
A Shares	—	—	—	(1,413,158)	(31,413,333)
C Shares	—	—	—	(75,218)	(1,618,805)
IS Shares	—	—	—	(1,160,657)	(8,723,251)

Total Dividends and Distributions	(100,427)	(82,228)	(136,051)	(42,407,456)	(203,205,227)

Change in Net Assets from Capital Transactions	4,736,381	(1,509,530)	(9,219,400)	(308,024,134)	(93,522,505)

Change in Net Assets	5,693,159	(1,991,310)	(10,902,243)	13,665,906	(352,151,633)

Net Assets:
Beginning of Year	3,408,628	5,399,938	16,302,181	2,095,305,978	2,447,457,611

End of Year	$9,101,787	$3,408,628	$5,399,938	$2,108,971,884	$2,095,305,978

Accumulated Net Investment Income (Loss), End of Year	$25,924	$18,707	$(111,545)	$8,367,620	$5,948,067

*	The Fund had a fiscal year end change from November 30 to March 31.

See Notes to Financial Statements.

47

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Ceredex Mid-Cap Value Equity Fund		Ceredex Small Cap Value Equity Fund		Innovative Growth Stock Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income (Loss)	$35,799,128	$43,781,852	$7,640,618	$9,401,534	$(297,572)	$(418,433)
Net Realized Gain	416,381,930	58,903,761	123,270,633	160,397,157	3,192,828	2,936,733
Net Change in Unrealized Appreciation (Depreciation)	220,580,870	(309,127,228)	47,650,389	(185,414,369)	1,488,150	(4,840,884)

Change in Net Assets from Operations	672,761,928	(206,441,615)	178,561,640	(15,615,678)	4,383,406	(2,322,584)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(31,948,717)	(35,723,021)	(7,849,349)	(11,307,431)	—	—
A Shares	(3,509,056)	(3,557,031)	(918,795)	(1,360,683)	—	—
C Shares	(286,575)	(401,359)	(130,786)	(231,971)	—	—
IS Shares	(3,721,071)	(2,319,371)	—	—	—	—
Net Realized Gains:
I Shares	(91,348,699)	(161,562,467)	(33,290,941)	(207,814,500)	(2,004,924)	(1,394,244)
A Shares	(13,157,105)	(23,673,405)	(5,439,162)	(33,547,089)	(970,891)	(701,510)
C Shares	(1,988,365)	(4,181,619)	(1,281,420)	(8,088,193)	—	—
IS Shares	(8,470,043)	(7,897,241)	—	—	—	—

Total Dividends and Distributions	(154,429,631)	(239,315,514)	(48,910,453)	(262,349,867)	(2,975,815)	(2,095,754)

Change in Net Assets from Capital Transactions	(457,696,242)	(435,212,555)	(164,281,528)	(67,849,231)	967,671	(4,108,103)

Change in Net Assets	60,636,055	(880,969,684)	(34,630,341)	(345,814,776)	2,375,262	(8,526,441)

Net Assets:
Beginning of Year	3,372,159,549	4,253,129,233	968,900,152	1,314,714,928	26,330,190	34,856,631

End of Year	$3,432,795,604	$3,372,159,549	$934,269,811	$968,900,152	$28,705,452	$26,330,190

Accumulated Net Investment Income (Loss), End of Year	$2,004,033	$10,555,383	$—	$1,382,858	$(78,294)	$(79,099)

See Notes to Financial Statements.

48

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	International Equity Fund		Silvant Large Cap Growth Stock Fund		Silvant Small Cap Growth Stock Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income (Loss)	$193,448	$268,555	$(517,166)	$(930,659)	$(244,758)	$(718,976)
Net Realized Gain (Loss)	(210,548)	2,971,796	51,578,602	12,550,924	6,629,706	23,215,285
Net Change in Unrealized Appreciation (Depreciation)	5,750,729	(3,563,428)	(34,342,881)	(16,825,838)	2,167,591	(34,291,359)

Change in Net Assets from Operations	5,733,629	(323,077)	16,718,555	(5,205,573)	8,552,539	(11,795,050)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(197,965)	(121,394)	—	—	—	—
A Shares	(61,299)	(23,586)	—	—	—	—
IS Shares	(32,825)	—	—	—	—	—
Net Realized Gains:
I Shares	(225,940)	(879,695)	(11,447,462)	(9,096,956)	(3,661,429)	(14,333,125)
A Shares	(78,574)	(354,394)	(8,690,053)	(5,723,860)	(1,015,963)	(2,962,694)
C Shares	—	—	(7,642,508)	(5,426,509)	(1,293,435)	(2,793,870)
IS Shares	(31,540)	(765,921)	(3,486,146)	(3,074,932)	(439,680)	(1,477,592)

Total Dividends and Distributions	(628,143)	(2,144,990)	(31,266,169)	(23,322,257)	(6,410,507)	(21,567,281)

Change in Net Assets from Capital Transactions	28,344,755	17,666,205	(21,363,216)	(14,457,456)	(12,488,352)	(64,115,362)

Change in Net Assets	33,450,241	15,198,138	(35,910,830)	(42,985,286)	(10,346,320)	(97,477,693)

Net Assets:
Beginning of Year	38,343,595	23,145,457	249,849,505	292,834,791	51,266,088	148,743,781

End of Year	$71,793,836	$38,343,595	$213,938,675	$249,849,505	$40,919,768	$51,266,088

Accumulated Net Investment Income (Loss), End of Year	$109,720	$225,036	$(128,809)	$(192,950)	$(66,579)	$(82,836)

See Notes to Financial Statements.

49

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Conservative Allocation Strategy		Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$670,284	$853,413	$349,335	$488,808	$556,976	$952,973
Net Realized Gain	1,257,170	69,982	2,356,558	2,558,148	3,482,216	6,381,339
Net Change in Unrealized Appreciation (Depreciation)	900,241	(2,319,723)	1,451,357	(5,495,254)	381,584	(10,430,565)

Change in Net Assets from Operations	2,827,695	(1,396,328)	4,157,250	(2,448,298)	4,420,776	(3,096,253)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(491,676)	(572,569)	(399,125)	(479,108)	(511,434)	(805,343)
A Shares	(170,167)	(204,021)	(62,334)	(67,349)	(147,917)	(206,746)
C Shares	(231,265)	(157,737)	(11,852)	(11,099)	(85,894)	(124,573)
Net Realized Gains:
I Shares	(84,915)	(799,647)	(1,921,798)	(3,232,886)	(2,095,188)	(6,865,380)
A Shares	(36,161)	(349,352)	(358,017)	(545,095)	(672,061)	(1,841,985)
C Shares	(72,207)	(480,071)	(134,813)	(202,838)	(680,613)	(1,721,546)

Total Dividends and Distributions	(1,086,391)	(2,563,397)	(2,887,939)	(4,538,375)	(4,193,107)	(11,565,573)

Change in Net Assets from Capital Transactions	(24,138,818)	1,826,875	(8,953,205)	(10,236,774)	(18,536,293)	(41,933,238)

Change in Net Assets	(22,397,514)	(2,132,850)	(7,683,894)	(17,223,447)	(18,308,624)	(56,595,064)

Net Assets:
Beginning of Year	64,665,654	66,798,504	48,061,819	65,285,266	69,230,954	125,826,018

End of Year	$42,268,140	$64,665,654	$40,377,925	$48,061,819	$50,922,330	$69,230,954

Accumulated Net Investment Income (Loss), End of Year	$114,183	$125,029	$5,361	$14,594	$54,943	$62,876

See Notes to Financial Statements.

50

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse ments)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Capital Innovations Global Resources and Infrastructure Fund
I Shares
Year Ended March 31, 2017	$9.04	$0.12		$2.58	$2.70	$(0.20)	$—	$—	$(0.20)	$—	$11.54	$7,421	30.02%	1.15%	2.38%	1.12%	52%
Period Ended March 31, 2016(e)	9.91	0.07		(0.76)	(0.69)	(0.18)	—	—	(0.18)	—	9.04	1,955	(6.93)	1.28	14.19	2.52	23
Year Ended November 30, 2015	11.84	0.14		(1.90)	(1.76)	(0.17)	—	—	(0.17)	—	9.91	3,336	(14.92)	1.35	3.42	1.23	19
Year Ended November 30, 2014	11.50	0.13		0.34	0.47	(0.04)	(0.04)	(0.05)	(0.13)	—	11.84	12,532	4.12	1.35	3.29	1.13	24
Year Ended November 30, 2013	10.03	0.09		1.43	1.52	(0.05)	—	—	(0.05)	—	11.50	5,436	15.15	1.35	6.57	0.85	7
A Shares
Year Ended March 31, 2017	9.03	0.08		2.59	2.67	(0.20)	—	—	(0.20)	—	11.50	1,409	29.72	1.40	2.54	0.79	52
Period Ended March 31, 2016(e)	9.90	0.07		(0.76)	(0.69)	(0.18)	—	—	(0.18)	—	9.03	1,250	(7.01)	1.53	14.70	2.34	23
Year Ended November 30, 2015	11.83	0.11		(1.90)	(1.79)	(0.14)	—	—	(0.14)	—	9.90	1,756	(15.14)	1.60	3.67	0.98	19
Year Ended November 30, 2014	11.49	0.10		0.34	0.44	(0.02)	(0.03)	(0.05)	(0.10)	—	11.83	3,033	3.84	1.60	3.54	0.88	24
Year Ended November 30, 2013	10.02	0.07		1.43	1.50	(0.03)	—	—	(0.03)	—	11.49	5,569	14.98	1.60	6.82	0.60	7
C Shares
Year Ended March 31, 2017	8.90	—	(f)	2.54	2.54	(0.20)	—	—	(0.20)	—	11.24	272	28.68	2.15	3.29	0.01	52
Period Ended March 31, 2016(e)	9.76	0.04		(0.75)	(0.71)	(0.15)	—	—	(0.15)	—	8.90	204	(7.24)	2.28	15.42	1.50	23
Year Ended November 30, 2015	11.69	0.03		(1.87)	(1.84)	(0.09)	—	—	(0.09)	—	9.76	308	(15.76)	2.35	4.42	0.23	19
Year Ended November 30, 2014	11.41	0.02		0.33	0.35	(0.01)	(0.01)	(0.05)	(0.07)	—	11.69	737	3.04	2.35	4.29	0.13	24
Year Ended November 30, 2013	10.01	(0.02)		1.42	1.40	— (f)	—	—	—	—	11.41	819	14.03	2.35	7.57	(0.15)	7

Ceredex Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2017	14.71	0.28		2.45	2.73	(0.27)	—	(0.06)	(0.33)	—	17.11	1,432,996	18.63	0.97	1.09	1.73	77
Year Ended March 31, 2016	16.60	0.22		(0.57)	(0.35)	(0.24)	—	(1.30)	(1.54)	—	14.71	1,440,587	(2.19)	0.97	1.09	1.40	66
Year Ended March 31, 2015	17.02	0.23		0.99	1.22	(0.23)	—	(1.41)	(1.64)	—	16.60	1,927,039	7.25	0.95	1.07	1.33	73
Year Ended March 31, 2014	15.76	0.24		3.29	3.53	(0.23)	—	(2.04)	(2.27)	—	17.02	1,799,158	22.94	0.91	1.06	1.42	81
Year Ended March 31, 2013	13.77	0.24		1.97	2.21	(0.22)	—	—	(0.22)	—	15.76	1,442,154	16.24	0.89	0.89	1.74	78
A Shares
Year Ended March 31, 2017	14.60	0.23		2.43	2.66	(0.22)	—	(0.06)	(0.28)	—	16.98	335,256	18.31	1.25	1.36	1.45	77
Year Ended March 31, 2016	16.48	0.17		(0.56)	(0.39)	(0.19)	—	(1.30)	(1.49)	—	14.60	362,805	(2.46)	1.27	1.37	1.09	66
Year Ended March 31, 2015	16.90	0.18		0.99	1.17	(0.18)	—	(1.41)	(1.59)	—	16.48	461,642	6.98	1.25	1.36	1.03	73
Year Ended March 31, 2014	15.67	0.19		3.27	3.46	(0.19)	—	(2.04)	(2.23)	—	16.90	379,768	22.60	1.19	1.37	1.13	81
Year Ended March 31, 2013	13.70	0.21		1.95	2.16	(0.19)	—	—	(0.19)	—	15.67	287,957	15.93	1.16	1.26	1.48	78
C Shares
Year Ended March 31, 2017	14.28	0.15		2.37	2.52	(0.15)	—	(0.06)	(0.21)	—	16.59	18,590	17.70	1.72	1.72	0.98	77
Year Ended March 31, 2016	16.15	0.10		(0.55)	(0.45)	(0.12)	—	(1.30)	(1.42)	—	14.28	19,053	(2.88)	1.71	1.71	0.65	66
Year Ended March 31, 2015	16.59	0.10		0.97	1.07	(0.10)	—	(1.41)	(1.51)	—	16.15	21,207	6.50	1.71	1.71	0.57	73
Year Ended March 31, 2014	15.42	0.10		3.22	3.32	(0.11)	—	(2.04)	(2.15)	—	16.59	20,239	21.98	1.71	1.71	0.62	81
Year Ended March 31, 2013	13.50	0.12		1.92	2.04	(0.12)	—	—	(0.12)	—	15.42	16,394	15.25	1.75	1.75	0.89	78
IS Shares
Year Ended March 31, 2017	14.77	0.32		2.46	2.78	(0.31)	—	(0.06)	(0.37)	—	17.18	322,129	18.92	0.72	0.72	1.98	77
Year Ended March 31, 2016	16.66	0.23		(0.53)	(0.30)	(0.29)	—	(1.30)	(1.59)	—	14.77	272,861	(1.90)	0.72	0.72	1.48	66
Period Ended March 31, 2015(g)	17.54	0.19		0.54	0.73	(0.20)	—	(1.41)	(1.61)	—	16.66	37,570	4.26	0.71	0.71	1.65	73

See Notes to Financial Highlights and Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse ments)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)

Ceredex Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2017	$12.34	$0.15	$2.66	$2.81	$(0.17)	$—	$(0.50)	$(0.67)	$—	$14.48	$2,716,560	23.08%		1.08%	1.08%	1.12%	108%
Year Ended March 31, 2016	13.74	0.15	(0.71)	(0.56)	(0.15)	—	(0.69)	(0.84)	—	12.34	2,717,761	(3.85)		1.12	1.12	1.16	98
Year Ended March 31, 2015	14.09	0.13	0.93	1.06	(0.12)	—	(1.29)	(1.41)	—	13.74	3,552,288	7.76		1.10	1.10	0.92	94
Year Ended March 31, 2014	13.06	0.14	2.64	2.78	(0.12)	—	(1.63)	(1.75)	—	14.09	3,159,585	22.03		1.09	1.10	1.02	108
Year Ended March 31, 2013	11.07	0.16	2.00	2.16	(0.14)	—	(0.03)	(0.17)	—	13.06	2,168,210	19.73		1.08	1.08	1.44	123
A Shares
Year Ended March 31, 2017	12.22	0.11	2.63	2.74	(0.13)	—	(0.50)	(0.63)	—	14.33	369,102	22.69		1.39	1.45	0.81	108
Year Ended March 31, 2016	13.60	0.11	(0.70)	(0.59)	(0.10)	—	(0.69)	(0.79)	—	12.22	397,599	(4.11)		1.40	1.45	0.86	98
Year Ended March 31, 2015	13.96	0.09	0.92	1.01	(0.08)	—	(1.29)	(1.37)	—	13.60	590,327	7.45		1.38	1.41	0.64	94
Year Ended March 31, 2014	12.96	0.10	2.62	2.72	(0.09)	—	(1.63)	(1.72)	—	13.96	611,880	21.68		1.35	1.40	0.76	108
Year Ended March 31, 2013	10.99	0.13	1.98	2.11	(0.11)	—	(0.03)	(0.14)	—	12.96	490,381	19.43		1.34	1.38	1.17	123
C Shares
Year Ended March 31, 2017	11.96	0.05	2.58	2.63	(0.07)	—	(0.50)	(0.57)	—	14.02	55,580	22.23	(h)	1.80	1.80	0.39	108
Year Ended March 31, 2016	13.34	0.06	(0.68)	(0.62)	(0.07)	—	(0.69)	(0.76)	—	11.96	64,160	(4.49)		1.78	1.78	0.50	98
Year Ended March 31, 2015	13.72	0.04	0.90	0.94	(0.03)	—	(1.29)	(1.32)	—	13.34	87,115	7.06		1.75	1.75	0.28	94
Year Ended March 31, 2014	12.77	0.05	2.58	2.63	(0.05)	—	(1.63)	(1.68)	—	13.72	81,961	21.26		1.76	1.76	0.36	108
Year Ended March 31, 2013	10.85	0.07	1.95	2.02	(0.07)	—	(0.03)	(0.10)	—	12.77	53,893	18.75		1.86	1.86	0.65	123
IS Shares
Year Ended March 31, 2017	12.36	0.19	2.66	2.85	(0.22)	—	(0.50)	(0.72)	—	14.49	291,554	23.34		0.80	0.80	1.44	108
Year Ended March 31, 2016	13.76	0.21	(0.72)	(0.51)	(0.20)	—	(0.69)	(0.89)	—	12.36	192,640	(3.45)		0.80	0.80	1.68	98
Period Ended March 31, 2015(g)	14.28	0.13	0.77	0.90	(0.13)	—	(1.29)	(1.42)	—	13.76	23,398	6.54		0.75	0.75	1.39	94

Ceredex Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2017	11.30	0.11	2.27	2.38	(0.13)	—	(0.56)	(0.69)	—	12.99	$786,245	21.15		1.24	1.24	0.87	29
Year Ended March 31, 2016	15.59	0.13	(0.50)	(0.37)	(0.20)	—	(3.72)	(3.92)	—	11.30	820,124	(0.64)		1.21	1.21	0.93	36
Year Ended March 31, 2015	17.95	0.20	0.38	0.58	(0.15)	—	(2.79)	(2.94)	—	15.59	1,118,190	4.07		1.21	1.21	1.16	10
Year Ended March 31, 2014	15.45	0.17	3.11	3.28	(0.14)	—	(0.64)	(0.78)	—	17.95	1,528,174	21.34		1.22	1.22	1.01	37
Year Ended March 31, 2013	13.80	0.20	2.08	2.28	(0.23)	—	(0.40)	(0.63)	—	15.45	1,408,597	17.07		1.20	1.20	1.44	27
A Shares
Year Ended March 31, 2017	10.96	0.07	2.20	2.27	(0.09)	—	(0.56)	(0.65)	—	12.58	123,495	20.81	(h)	1.55	1.55	0.58	29
Year Ended March 31, 2016	15.25	0.08	(0.50)	(0.42)	(0.15)	—	(3.72)	(3.87)	—	10.96	121,367	(1.07	)(h)	1.55	1.55	0.62	36
Year Ended March 31, 2015	17.61	0.15	0.38	0.53	(0.10)	—	(2.79)	(2.89)	—	15.25	162,732	3.79		1.52	1.52	0.89	10
Year Ended March 31, 2014	15.19	0.12	3.05	3.17	(0.11)	—	(0.64)	(0.75)	—	17.61	195,098	20.96		1.50	1.50	0.73	37
Year Ended March 31, 2013	13.58	0.15	2.05	2.20	(0.19)	—	(0.40)	(0.59)	—	15.19	181,308	16.77		1.50	1.50	1.14	27
C Shares
Year Ended March 31, 2017	10.04	0.02	2.02	2.04	(0.06)	—	(0.56)	(0.62)	—	11.46	24,529	20.35		1.90	1.90	0.22	29
Year Ended March 31, 2016	14.31	0.03	(0.47)	(0.44)	(0.11)	—	(3.72)	(3.83)	—	10.04	27,410	(1.34)		1.90	1.90	0.28	36
Year Ended March 31, 2015	16.71	0.08	0.36	0.44	(0.05)	—	(2.79)	(2.84)	—	14.31	33,793	3.42		1.88	1.88	0.54	10
Year Ended March 31, 2014	14.47	0.06	2.90	2.96	(0.08)	—	(0.64)	(0.72)	—	16.71	38,408	20.53		1.87	1.87	0.36	37
Year Ended March 31, 2013	12.98	0.08	1.95	2.03	(0.14)	—	(0.40)	(0.54)	—	14.47	36,015	16.17		1.99	1.99	0.65	27

See Notes to Financial Highlights and Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse ments)(c)		Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)

Innovative Growth Stock Fund
I Shares
Year Ended March 31, 2017	$19.11	$(0.23)	$3.83	$3.60	$—	$—	$(3.22)	$(3.22)	$—	$19.49	$22,330	20.63%	1.30%		1.44%		(1.18	) %	64%
Year Ended March 31, 2016	21.49	(0.26)	(0.59)	(0.85)	—	—	(1.53)	(1.53)	—	19.11	18,203	(4.74)	1.31		1.39		(1.20)		59
Year Ended March 31, 2015	21.20	(0.26)	1.21	0.95	—	—	(0.66)	(0.66)	—	21.49	24,321	4.61	1.31		1.34		(1.20)		42
Year Ended March 31, 2014	15.60	(0.22)	7.01	6.79	—	—	(1.19)	(1.19)	—	21.20	39,495	43.70	1.29		1.37		(1.08)		49
Year Ended March 31, 2013	15.94	(0.14)	0.42	0.28	—	—	(0.62)	(0.62)	—	15.60	15,840	1.84	1.20		1.21		(0.98)		24
A Shares
Year Ended March 31, 2017	18.37	(0.26)	3.67	3.41	—	—	(3.22)	(3.22)	—	18.56	6,375	20.42	1.50		1.55		(1.39)		64
Year Ended March 31, 2016	20.76	(0.29)	(0.57)	(0.86)	—	—	(1.53)	(1.53)	—	18.37	8,127	(4.96)	1.49		1.49		(1.38)		59
Year Ended March 31, 2015	20.53	(0.28)	1.17	0.89	—	—	(0.66)	(0.66)	—	20.76	10,535	4.47	1.45		1.45		(1.34)		42
Year Ended March 31, 2014	15.16	(0.24)	6.80	6.56	—	—	(1.19)	(1.19)	—	20.53	19,950	43.45	1.40		1.40		(1.18)		49
Year Ended March 31, 2013	15.54	(0.18)	0.42	0.24	—	—	(0.62)	(0.62)	—	15.16	3,580	1.63	1.49		1.53		(1.24)		24

International Equity Fund
I Shares
Year Ended March 31, 2017	9.30	0.03	0.94	0.97	(0.04)	—	(0.04)	(0.08)	—	10.19	51,120	10.54 (h)	1.14	(i)	1.24	(i)	0.34		37
Year Ended March 31, 2016	10.45	0.13	(0.29)	(0.16)	(0.07)	—	(0.92)	(0.99)	—	9.30	28,756	(1.59)	1.30		1.67		1.28		114
Year Ended March 31, 2015	12.45	0.25	(0.90)	(0.65)	(0.23)	—	(1.12)	(1.35)	—	10.45	19,023	(4.59)	1.37		1.48		2.15		41
Year Ended March 31, 2014	11.64	0.55	1.65	2.20	(1.17)	—	(0.22)	(1.39)	—	12.45	26,932	19.52	1.20		1.20		4.55	(j)	43
Year Ended March 31, 2013	10.74	0.22	0.89	1.11	(0.21)	—	—	(0.21)	—	11.64	272,552	10.38	1.12		1.12		2.02		52
A Shares
Year Ended March 31, 2017	9.18	0.01	0.93	0.94	(0.03)	—	(0.04)	(0.07)	—	10.05	14,116	10.41	1.33	(i)	1.43	(i)	0.12		37
Year Ended March 31, 2016	10.34	0.09	(0.27)	(0.18)	(0.06)	—	(0.92)	(0.98)	—	9.18	3,756	(1.77)	1.51		1.77		0.89		114
Year Ended March 31, 2015	12.35	0.20	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	—	10.34	4,123	(4.87)	1.57		1.66		1.79		41
Year Ended March 31, 2014	11.51	0.20	2.00	2.20	(1.14)	—	(0.22)	(1.36)	—	12.35	4,802	19.72	1.47		1.47		1.66		43
Year Ended March 31, 2013	10.63	0.18	0.87	1.05	(0.17)	—	—	(0.17)	—	11.51	4,565	9.95	1.45		1.45		1.73		52
IS Shares
Year Ended March 31, 2017	9.31	0.05	0.93	0.98	(0.05)	—	(0.04)	(0.09)	—	10.20	6,558	10.62	1.03	(i)	1.14	(i)	0.49		37
Period Ended March 31, 2016(k)	9.85	— (f)	0.38	0.38	—	—	(0.92)	(0.92)	—	9.31	5,832	3.81	1.14		1.54		0.09		114

Silvant Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2017	9.38	— (f)	0.70	0.70	—	—	(1.16)	(1.16)	—	8.92	92,638	8.14	0.97		1.26		(0.02)		42
Year Ended March 31, 2016	10.32	(0.02)	(0.12)	(0.14)	—	—	(0.80)	(0.80)	—	9.38	110,562	(1.79)	0.97		1.24		(0.15)		10
Year Ended March 31, 2015	9.70	—	1.40	1.40	—	—	(0.78)	(0.78)	—	10.32	127,236	15.03	0.94		1.17		(0.04)		13
Year Ended March 31, 2014	8.31	0.01	2.24	2.25	—	—	(0.86)	(0.86)	—	9.70	188,294	27.35	0.92		1.09		0.07		21
Year Ended March 31, 2013	12.95	0.03	0.24	0.27	(0.01)	—	(4.90)	(4.91)	—	8.31	167,887	3.64	0.94		0.94		0.23		40
A Shares
Year Ended March 31, 2017	7.81	(0.02)	0.57	0.55	—	—	(1.16)	(1.16)	—	7.20	60,900	7.83	1.23		1.24		(0.27)		42
Year Ended March 31, 2016	8.75	(0.03)	(0.11)	(0.14)	—	—	(0.80)	(0.80)	—	7.81	62,115	(2.13)	1.20		1.21		(0.39)		10
Year Ended March 31, 2015	8.35	(0.02)	1.20	1.18	—	—	(0.78)	(0.78)	—	8.75	65,953	14.83	1.18		1.19		(0.26)		13
Year Ended March 31, 2014	7.27	(0.02)	1.96	1.94	—	—	(0.86)	(0.86)	—	8.35	64,288	26.99	1.19		1.20		(0.20)		21
Year Ended March 31, 2013	11.96	— (f)	0.21	0.21	—	—	(4.90)	(4.90)	—	7.27	56,511	3.43	1.20		1.20		(0.01)		40

See Notes to Financial Highlights and Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse ments)(c)	Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2017	$5.45	$(0.05)	$0.38	$0.33	$—	$—	$(1.16)	$(1.16)	$—	$4.62	$36,141	7.16%		1.90%	1.90%	(0.95	) %	42%
Year Ended March 31, 2016	6.38	(0.06)	(0.07)	(0.13)	—	—	(0.80)	(0.80)	—	5.45	40,086	(2.77)		1.88	1.89	(1.06)		10
Year Ended March 31, 2015	6.32	(0.06)	0.90	0.84	—	—	(0.78)	(0.78)	—	6.38	46,678	14.20		1.86	1.87	(0.90)		13
Year Ended March 31, 2014	5.71	(0.06)	1.53	1.47	—	—	(0.86)	(0.86)	—	6.32	34,249	26.09		1.88	1.88	(0.90)		21
Year Ended March 31, 2013	10.52	(0.06)	0.15	0.09	—	—	(4.90)	(4.90)	—	5.71	31,625	2.69		1.89	1.89	(0.70)		40
IS Shares
Year Ended March 31, 2017	9.39	0.01	0.70	0.71	—	—	(1.16)	(1.16)	—	8.94	24,261	8.23		0.90	0.90	0.05		42
Year Ended March 31, 2016	10.33	(0.01)	(0.13)	(0.14)	—	—	(0.80)	(0.80)	—	9.39	37,087	(1.80)		0.88	0.89	(0.06)		10
Period Ended March 31, 2015(g)	9.97	0.01	1.13	1.14	—	—	(0.78)	(0.78)	—	10.33	52,967	12.02		0.85	0.87	0.16		13

Silvant Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2017	8.52	(0.04)	1.66	1.62	—	—	(1.19)	(1.19)	—	8.95	26,929	19.45		1.29	1.43	(0.44)		56
Year Ended March 31, 2016	14.83	(0.10)	(1.54)	(1.64)	—	—	(4.67)	(4.67)	—	8.52	36,436	(13.36	)(h)	1.30	1.39	(0.74)		73
Year Ended March 31, 2015	16.82	(0.14)	0.65	0.51	—	—	(2.50)	(2.50)	—	14.83	126,223	4.31	(h)	1.28	1.34	(0.92)		31
Year Ended March 31, 2014	15.66	(0.16)	4.23	4.07	—	—	(2.91)	(2.91)	—	16.82	170,409	25.98		1.26	1.31	(0.91)		90
Year Ended March 31, 2013	17.21	(0.08)	2.19	2.11	—	—	(3.66)	(3.66)	—	15.66	152,674	14.20		1.21	1.21	(0.50)		50
A Shares
Year Ended March 31, 2017	7.13	(0.04)	1.38	1.34	—	—	(1.19)	(1.19)	—	7.28	7,008	19.30		1.41	1.43	(0.55)		56
Year Ended March 31, 2016	13.23	(0.08)	(1.35)	(1.43)	—	—	(4.67)	(4.67)	—	7.13	6,856	(13.38)		1.37	1.37	(0.76)		73
Year Ended March 31, 2015	15.30	(0.13)	0.56	0.43	—	—	(2.50)	(2.50)	—	13.23	9,889	4.21		1.32	1.32	(0.96)		31
Year Ended March 31, 2014	14.46	(0.15)	3.90	3.75	—	—	(2.91)	(2.91)	—	15.30	10,880	25.92		1.29	1.29	(0.94)		90
Year Ended March 31, 2013	16.18	(0.11)	2.05	1.94	—	—	(3.66)	(3.66)	—	14.46	10,226	14.07		1.37	1.37	(0.69)		50
C Shares
Year Ended March 31, 2017	3.88	(0.05)	0.73	0.68	—	—	(1.19)	(1.19)	—	3.37	4,758	18.39		2.08	2.09	(1.21)		56
Year Ended March 31, 2016	9.53	(0.10)	(0.88)	(0.98)	—	—	(4.67)	(4.67)	—	3.88	4,686	(13.91)		2.02	2.02	(1.40)		73
Year Ended March 31, 2015	11.82	(0.17)	0.38	0.21	—	—	(2.50)	(2.50)	—	9.53	6,397	3.55		1.96	1.96	(1.60)		31
Year Ended March 31, 2014	11.77	(0.20)	3.16	2.96	—	—	(2.91)	(2.91)	—	11.82	7,255	25.10		1.94	1.94	(1.59)		90
Year Ended March 31, 2013	13.91	(0.18)	1.70	1.52	—	—	(3.66)	(3.66)	—	11.77	6,757	13.30		2.05	2.05	(1.39)		50
IS Shares
Year Ended March 31, 2017	8.57	(0.02)	1.68	1.66	—	—	(1.19)	(1.19)	—	9.04	2,225	19.82		1.08	1.10	(0.20)		56
Year Ended March 31, 2016	14.85	(0.05)	(1.56)	(1.61)	—	—	(4.67)	(4.67)	—	8.57	3,289	(13.13)		1.02	1.02	(0.42)		73
Period Ended March 31, 2015(g)	15.61	(0.06)	1.80	1.74	—	—	(2.50)	(2.50)	—	14.85	6,235	12.53		0.96	0.96	(0.56)		31

Conservative Allocation Strategy(l)
I Shares
Year Ended March 31, 2017	12.01	0.20	0.47	0.67	(0.29)	—	(0.05)	(0.34)	—	12.34	17,928	5.66		0.30	0.46	1.59		14
Year Ended March 31, 2016	12.76	0.20	(0.42)	(0.22)	(0.22)	—	(0.31)	(0.53)	—	12.01	31,067	(1.73)		0.30	0.44	1.65		40
Year Ended March 31, 2015	12.60	0.23	0.53	0.76	(0.32)	—	(0.28)	(0.60)	—	12.76	32,606	6.17	(h)	0.30	0.45	1.77		17
Year Ended March 31, 2014	12.54	0.24	0.68	0.92	(0.34)	—	(0.52)	(0.86)	—	12.60	28,894	7.48	(h)	0.30	0.38	1.88		24
Year Ended March 31, 2013	12.27	0.21	0.46	0.67	(0.27)	—	(0.13)	(0.40)	—	12.54	27,387	5.55		0.27	0.39	1.72		40
A Shares
Year Ended March 31, 2017	12.01	0.16	0.47	0.63	(0.24)	—	(0.05)	(0.29)	—	12.35	8,047	5.28		0.60	0.70	1.26		14
Year Ended March 31, 2016	12.75	0.16	(0.41)	(0.25)	(0.18)	—	(0.31)	(0.49)	—	12.01	14,462	(1.98)		0.60	0.67	1.33		40
Year Ended March 31, 2015	12.59	0.19	0.53	0.72	(0.28)	—	(0.28)	(0.56)	—	12.75	15,991	5.86		0.60	0.67	1.47		17
Year Ended March 31, 2014	12.53	0.20	0.67	0.87	(0.29)	—	(0.52)	(0.81)	—	12.59	15,271	7.14		0.60	0.66	1.57		24
Year Ended March 31, 2013	12.26	0.17	0.47	0.64	(0.24)	—	(0.13)	(0.37)	—	12.53	16,940	5.29		0.56	0.68	1.37		40

See Notes to Financial Highlights and Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse ments)(c)	Ratio of Net Investment Income to Average Net Assets(c)		Portfolio Turnover Rate(d)
C Shares
Year Ended March 31, 2017	$11.86	$0.08		$0.46	$0.54	$(0.16)	$—	$(0.05)	$(0.21)	$—	$12.19	$16,293	4.61%	1.30%	1.35%	0.65%		14%
Year Ended March 31, 2016	12.61	0.08		(0.42)	(0.34)	(0.10)	—	(0.31)	(0.41)	—	11.86	19,136	(2.71)	1.30	1.32	0.65		40
Year Ended March 31, 2015	12.46	0.10		0.53	0.63	(0.20)	—	(0.28)	(0.48)	—	12.61	18,201	5.11 (h)	1.30	1.33	0.76		17
Year Ended March 31, 2014	12.42	0.11		0.67	0.78	(0.22)	—	(0.52)	(0.74)	—	12.46	17,110	6.38 (h)	1.30	1.32	0.89		24
Year Ended March 31, 2013	12.18	0.09		0.47	0.56	(0.19)	—	(0.13)	(0.32)	—	12.42	15,410	4.58	1.27	1.35	0.73		40

Growth Allocation Strategy(l)
I Shares
Year Ended March 31, 2017	10.13	0.10		0.96	1.06	(0.13)	—	(0.65)	(0.78)	—	10.41	32,562	10.83	0.50	0.74	0.92		20
Year Ended March 31, 2016	11.46	0.10		(0.52)	(0.42)	(0.12)	—	(0.79)	(0.91)	—	10.13	38,194	(3.74)	0.50	0.70	0.91		29
Year Ended March 31, 2015	11.38	0.09		0.75	0.84	(0.24)	—	(0.52)	(0.76)	—	11.46	53,293	7.54	0.50	0.69	0.78		23
Year Ended March 31, 2014	11.28	0.14		1.61	1.75	(0.35)	—	(1.30)	(1.65)	—	11.38	53,043	15.96	0.50	0.67	1.16		14
Year Ended March 31, 2013	10.64	0.11		0.68	0.79	(0.15)	—	—	(0.15)	—	11.28	55,222	7.52	0.40	0.55	1.04		20
A Shares
Year Ended March 31, 2017	10.07	0.07		0.97	1.04	(0.11)	—	(0.65)	(0.76)	—	10.35	5,813	10.66	0.69	0.69	0.72		20
Year Ended March 31, 2016	11.41	0.08		(0.53)	(0.45)	(0.10)	—	(0.79)	(0.89)	—	10.07	7,255	(4.02)	0.67	0.67	0.74		29
Year Ended March 31, 2015	11.33	0.07		0.75	0.82	(0.22)	—	(0.52)	(0.74)	—	11.41	8,801	7.38	0.68	0.68	0.63		23
Year Ended March 31, 2014	11.23	0.12		1.61	1.73	(0.33)	—	(1.30)	(1.63)	—	11.33	9,609	15.84	0.67	0.67	1.06		14
Year Ended March 31, 2013	10.61	0.09		0.66	0.75	(0.13)	—	—	(0.13)	—	11.23	8,975	7.16	0.61	0.64	0.84		20
C Shares
Year Ended March 31, 2017	9.84	0.01		0.95	0.96	(0.06)	—	(0.65)	(0.71)	—	10.09	2,003	10.00	1.30	1.37	0.07		20
Year Ended March 31, 2016	11.18	0.01		(0.52)	(0.51)	(0.04)	—	(0.79)	(0.83)	—	9.84	2,613	(4.60)	1.30	1.31	0.08		29
Year Ended March 31, 2015	11.13	—	(f)	0.73	0.73	(0.16)	—	(0.52)	(0.68)	—	11.18	3,192	6.70	1.30	1.30	—	(f)	23
Year Ended March 31, 2014	11.08	0.06		1.56	1.62	(0.27)	—	(1.30)	(1.57)	—	11.13	2,989	15.05	1.28	1.28	0.49		14
Year Ended March 31, 2013	10.48	0.02		0.66	0.68	(0.08)	—	—	(0.08)	—	11.08	2,602	6.55	1.25	1.28	0.22		20

Moderate Allocation Strategy(l)
I Shares
Year Ended March 31, 2017	9.05	0.10		0.61	0.71	(0.15)	—	(0.60)	(0.75)	—	9.01	29,988	8.08	0.50	0.72	1.14		15
Year Ended March 31, 2016	11.07	0.11		(0.43)	(0.32)	(0.18)	—	(1.52)	(1.70)	—	9.05	45,980	(2.96)	0.50	0.57	1.08		26
Year Ended March 31, 2015	11.18	0.13		0.61	0.74	(0.26)	—	(0.59)	(0.85)	—	11.07	94,978	6.77	0.50	0.52	1.18		18
Year Ended March 31, 2014	11.11	0.16		1.09	1.25	(0.31)	—	(0.87)	(1.18)	—	11.18	109,457	11.56	0.50	0.54	1.44		18
Year Ended March 31, 2013	10.77	0.15		0.54	0.69	(0.18)	—	(0.17)	(0.35)	—	11.11	139,912	6.60	0.40	0.43	1.37		29
A Shares
Year Ended March 31, 2017	9.01	0.09		0.59	0.68	(0.13)	—	(0.60)	(0.73)	—	8.96	10,864	7.84	0.70	0.71	0.98		15
Year Ended March 31, 2016	11.04	0.11		(0.45)	(0.34)	(0.17)	—	(1.52)	(1.69)	—	9.01	11,972	(3.13)	0.68	0.68	1.05		26
Year Ended March 31, 2015	11.15	0.11		0.62	0.73	(0.25)	—	(0.59)	(0.84)	—	11.04	17,295	6.65	0.67	0.67	1.00		18
Year Ended March 31, 2014	11.08	0.15		1.09	1.24	(0.30)	—	(0.87)	(1.17)	—	11.15	20,171	11.48	0.62	0.62	1.32		18
Year Ended March 31, 2013	10.75	0.13		0.54	0.67	(0.17)	—	(0.17)	(0.34)	—	11.08	19,622	6.36	0.58	0.59	1.19		29
C Shares
Year Ended March 31, 2017	8.93	0.03		0.60	0.63	(0.08)	—	(0.60)	(0.68)	—	8.88	10,070	7.24 (h)	1.30	1.33	0.38		15
Year Ended March 31, 2016	10.95	0.05		(0.44)	(0.39)	(0.11)	—	(1.52)	(1.63)	—	8.93	11,279	(3.65)	1.26	1.26	0.45		26
Year Ended March 31, 2015	11.06	0.05		0.61	0.66	(0.18)	—	(0.59)	(0.77)	—	10.95	13,553	6.07	1.23	1.23	0.47		18
Year Ended March 31, 2014	11.00	0.08		1.08	1.16	(0.23)	—	(0.87)	(1.10)	—	11.06	14,591	10.81	1.21	1.21	0.73		18
Year Ended March 31, 2013	10.69	0.06		0.54	0.60	(0.12)	—	(0.17)	(0.29)	—	11.00	14,106	5.69	1.20	1.21	0.56		29

See Notes to Financial Highlights and Notes to Financial Statements.

55

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	The Fund had a fiscal year end change from November 30 to March 31 and adopted the historical performance of the Predecessor Fund.

(f)	Rounds to less than $0.005 per share.

(g)	IS Shares commenced operations on August 1, 2014.

(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(i)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.07%, 0.09%, and 0.07% of average net assets for the I Shares, A Shares, and IS Shares, respectively.

(j)	The amount shown for the net investment income ratio does not represent the actual pro rata amount allocated to the share class due to large redemptions during the year.

(k)	IS Shares commenced operations on September 1, 2015.

(l)	The Fund and its shareholders indirectly bear a pro rata share of the acquired fund fees and expenses incurred by the underlying investment companies in which the Fund is invested. The expense ratios do not include such acquired fund fees and expenses.

56

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2017

1.	Organization

RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Capital Innovations Global Resources and Infrastructure Fund, Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small Cap Value Equity Fund, Innovative Growth Stock Fund, International Equity Fund, Silvant Large Cap Growth Stock Fund, Silvant Small Cap Growth Stock Fund, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”), which are each a diversified series of the Trust. Effective the close of business on February 19, 2016, Capital Innovations Global Resources and Infrastructure Fund, a new series of the Trust, acquired the assets and assumed the liabilities of the Capital Innovations Global Agri, Timber, Infrastructure Fund (“Predecessor Fund”), a series of Investment Managers Series Trust, in a tax-free reorganization.

The Innovative Growth Stock Fund offers I Shares and A Shares. The International Equity Fund offers I Shares, A Shares and IS Shares. The Capital Innovations Global Resources and Infrastructure Fund, Ceredex Small Cap Value Equity Fund, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares. The Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Silvant Large Cap Growth Stock Fund and Silvant Small Cap Growth Stock Fund offer I Shares, A Shares, C Shares and IS Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Service Plan and the Shareholder Servicing Plan (“Plan”), and voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.75%, if redeemed within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I Shares or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 (“ASC Topic 946”) Financial Services — Investment Companies.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”).

The Funds, in accordance with GAAP, have adopted FASB Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

57

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1— Investments whose values are based on quoted market prices in active markets are classified as Level 1 prices, which includes active listed equities. Investments in underlying funds and money market funds are valued at their Net Asset Value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include less liquid equities and certain equity securities listed or traded on foreign security exchanges which include a fair valuation adjustment factor applied to their equity prices as of the end of the period.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. Exchange Traded Funds are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price of official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value, and such securities are considered Level 2 in the fair value hierarchy. Certain Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets.

The assets of Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in other funds including affiliated Funds (See Note 7), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the other funds in which the Allocation Strategies invest.

58

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Also, in addition to the Allocation Strategies’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses. Each underlying fund’s accounting policies and investment holdings are outlined in the underlying funds’ financial statements and are available upon request.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2017:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Capital Innovations Global Resources and Infrastructure Fund
Assets
Common Stocks[1]	$8,872,892	$—	$—	$8,872,892
Money Market Funds	465,844	—	—	465,844

Total Investments	9,338,736	—	—	9,338,736

Ceredex Large Cap Value Equity Fund
Assets
Common Stocks[1]	2,097,292,963	—	—	2,097,292,963
Money Market Fund	20,759,114	—	—	20,759,114

Total Investments	2,118,052,077	—	—	2,118,052,077

Ceredex Mid-Cap Value Equity Fund
Assets
Common Stocks[1]	3,279,090,432	—	—	3,279,090,432
Money Market Funds	207,602,392	—	—	207,602,392

Total Investments	3,486,692,824	—	—	3,486,692,824

Ceredex Small Cap Value Equity Fund
Assets
Common Stocks[1]	932,782,463	—	—	932,782,463
Money Market Fund	1,500,791	—	—	1,500,791

Total Investments	934,283,254	—	—	934,283,254

Innovative Growth Stock Fund
Assets
Common Stocks[1]	28,291,186	—	—	28,291,186
Money Market Fund	672,185	—	—	672,185

Total Investments	28,963,371	—	—	28,963,371

International Equity Fund
Assets
Common Stocks[1]	70,580,902	—	—	70,580,902
Money Market Funds	3,716,467	—	—	3,716,467

Total Investments	74,297,369	—	—	74,297,369

Silvant Large Cap Growth Stock Fund
Assets
Common Stocks[1]	208,829,160	—	—	208,829,160
Money Market Fund	5,329,074	—	—	5,329,074

Total Investments	214,158,234	—	—	214,158,234

Silvant Small Cap Growth Stock Fund
Assets
Common Stocks[1]	40,793,379	—	—	40,793,379
Money Market Funds	3,982,276	—	—	3,982,276

Total Investments	44,775,655	—	—	44,775,655

59

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Conservative Allocation Strategy[2]
Assets
Equity Funds	$12,650,973	$—	$—	$12,650,973
Fixed Income Funds	18,805,515	—	—	18,805,515
Exchange Traded Funds	10,030,509	—	—	10,030,509
Money Market Fund	713,569	—	—	713,569

Total Investments	42,200,566	—	—	42,200,566

Growth Allocation Strategy[2]
Assets
Equity Funds	25,927,495	—	—	25,927,495
Fixed Income Funds	5,148,876	—	—	5,148,876
Exchange Traded Funds	8,427,596	—	—	8,427,596
Money Market Fund	743,657	—	—	743,657

Total Investments	40,247,624	—	—	40,247,624

Moderate Allocation Strategy[2]
Assets
Equity Funds	24,071,763	—	—	24,071,763
Fixed Income Funds	12,395,117	—	—	12,395,117
Exchange Traded Funds	13,409,834	—	—	13,409,834
Money Market Fund	1,169,898	—	—	1,169,898

Total Investments	51,046,612	—	—	51,046,612

1	Please see the Schedule of Portfolio Investments for Sector or Country Classification.
2	For additional information regarding the investments of the underlying RidgeWorth Funds, please call 1-888-784-3863 or visit www.ridgeworthfunds.com.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. As of March 31, 2017, there were no transfers between Level 1 and Level 2 pursuant to the Pricing and Valuation Procedures.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared and paid annually to shareholders of record. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Distributions from Underlying Funds — Distributions received from underlying funds, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the underlying fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

(e) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(f) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and

60

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(g) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral which is reflected on the Statements of Operations as a component of the caption “Net Income from Securities Lending”.

For Capital Innovations Global Resources and Infrastructure Fund, Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, International Equity Fund, Silvant Large Cap Growth Stock Fund and Silvant Small Cap Growth Stock Fund, all of the securities on loan are classified as Common Stock in each Fund’s Schedule of Investments, and remaining contractual maturity of agreements are classified as overnight and continuous as of March 31, 2017.

(h) Real Estate Investment Trusts — Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(i) Restricted Securities — Certain Funds’ investments are restricted as to resale. All of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board, unless stated otherwise in the Funds’ Schedules of Portfolio Investments. As of March 31, 2017, the Funds did not have any restricted securities.

(j) Foreign Investment Risks — Certain Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability

61

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RIDGEWORTH FUNDS    March 31, 2017

or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there may be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

(k) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2017, open tax years include the tax years of March 31, 2014 through 2017.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(l) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(m) Line of Credit —The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with a syndicate of banks which includes State Street Bank and Trust Company (“State Street Bank”) and Royal Bank of Canada (“RBC”), for an aggregate amount of $200,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee on a pro rata basis to State Street Bank and RBC, in the amount of 0.17% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the one-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank and RBC pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2017, the Funds had no outstanding borrowings under the LOC.

The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Ceredex Small Cap Value Equity Fund	$1,959	$3,465,467	1.85%	11
Innovative Growth Stock Fund	1,674	310,628	1.80	108
International Equity Fund	724	1,847,324	2.02	7
Silvant Large Cap Growth Stock Fund	177	584,257	1.82	6
Silvant Small Cap Growth Stock Fund	419	273,942	1.84	30
Growth Allocation Strategy	16	304,916	1.87	1

(n) Master Limited Partnership — Certain Funds may invest in domestic master limited partnership (“MLPs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as

62

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

partnerships for federal income tax purposes. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain eligibility for partnership tax treatment, or if it is unable to do so because of tax law changes, it could be taxed as a corporation and there could be a material decrease in the value of its securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Distributions received from each Fund’s investments in MLPs may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques which, along with certain unaffiliated advisory firms, serve as subadvisers to the Funds (“Subadvisers”). The Subadvisers for each of the Funds, other than the Allocation Strategies, which are not subadvised, are as follows: Capital Innovations LLC serves as the Subadviser for the Capital Innovations Global Resources and Infrastructure Fund; Ceredex Value Advisors LLC serves as the Subadviser for the Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund and Ceredex Small Cap Value Equity Fund; WCM Investment Management serves as the Subadviser for the International Equity Fund; Silvant Capital Management LLC serves as the Subadviser for the Silvant Large Cap Growth Stock Fund and Silvant Small Cap Growth Stock Fund; and Zevenbergen Capital Investments LLC serves as the Subadviser for the Innovative Growth Stock Fund. Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Capital Innovations LLC and WCM Investment Management are not affiliated with the Investment Adviser. Each of the other Subadvisers is a wholly-owned subsidiary of the Investment Adviser.

The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

The Predecessor Fund had an Advisory Agreement with Liberty Street Advisors, Inc. (“Liberty Street”). Liberty Street engaged Capital Innovations LLC (the “Sub-Advisor”) to manage the Fund and paid the Sub-Advisor from its advisory fees.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on the average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2017 were as follows:

Fund	Maximum Annual Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived*	Net Annual Fees Paid**
Capital Innovations Global Resources and Infrastructure Fund	1.00%	1.00%	(1.00)%	—%
Ceredex Large Cap Value Equity Fund	0.70	0.65	—	0.65
Ceredex Mid-Cap Value Equity Fund	0.75	0.69	—	0.69
Ceredex Small Cap Value Equity Fund	0.85	0.83	—	0.83

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Fund	Maximum Annual Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived	Net Annual Fees Paid*
Innovative Growth Stock Fund	0.85%	0.85%	—%	0.85%
International Equity Fund	0.85	0.85	(0.11)	0.74
Silvant Large Cap Growth Stock Fund	0.70	0.70	—	0.70
Silvant Small Cap Growth Stock Fund	0.85	0.85	(0.02)	0.83
Conservative Allocation Strategy	0.10	0.10	(0.04)	0.06
Growth Allocation Strategy	0.10	0.10	—	0.10
Moderate Allocation Strategy	0.10	0.10	—	0.10

*	See additional information below related to contractual expense limitations.

**	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0%.

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2017, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Contractual Expense Limitations
Fund	I Shares	A Shares	C Shares	IS Shares
Capital Innovations Global Resources and Infrastructure Fund	1.15%	1.40%	2.15%	N/A	%
Ceredex Large Cap Value Equity Fund*	0.97	1.24	1.90	0.85
Ceredex Mid-Cap Value Equity Fund*	1.15	1.38	1.95	0.95
Ceredex Small Cap Value Equity Fund	1.30	1.55	2.15	N/A
Innovative Growth Stock Fund	1.30	1.50	N/A	N/A
International Equity Fund*	1.25	1.48	N/A	1.10
Silvant Large Cap Growth Stock Fund*	0.97	1.23	1.95	0.95
Silvant Small Cap Growth Stock Fund*	1.30	1.50	2.15	1.10
Conservative Allocation Strategy	0.30	0.60	1.30	N/A
Growth Allocation Strategy	0.50	0.70	1.30	N/A
Moderate Allocation Strategy	0.50	0.70	1.30	N/A

*	For the period ended July 31, 2016 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares	IS Shares
Ceredex Large Cap Value Equity Fund	0.97%	1.27%	1.97%	0.85%
Ceredex Mid-Cap Value Equity Fund	1.15	1.40	1.95	0.95
International Equity Fund	1.25	1.50	N/A	1.10
Silvant Large Cap Growth Stock Fund	0.97	1.25	1.95	0.90
Silvant Small Cap Growth Stock Fund	1.30	1.50	2.20	1.05

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the contractual expense limitations identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed, if lower, the contractual expense limitation in place at the time of the waiver or reimbursement. Under certain circumstances, the Investment Adviser may choose to voluntarily waive fees. In the event that the Investment Adviser voluntarily waives any fees, these waived fees are not subject to recoupment by the Investment Adviser. During the fiscal year ended March 31, 2017, the Investment Adviser did

64

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2017, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2018	2019	2020
Capital Innovations Global Resources and Infrastructure Fund*
I Shares	$N/A	$46,237	$44,767
A Shares	N/A	26,974	15,955
C Shares	N/A	4,936	2,657
Ceredex Large Cap Value Equity Fund
I Shares	2,390,881	2,067,589	1,790,007
A Shares	453,683	390,166	388,645
Ceredex Mid-Cap Value Equity Fund
A Shares	159,275	239,140	243,891
Ceredex Small Cap Value Equity Fund
A Shares	—	—	2,929
Innovative Growth Stock Fund
I Shares	10,874	17,391	23,041
A Shares	—	—	2,970
International Equity Fund
I Shares	23,969	64,243	48,268
A Shares	4,126	10,677	9,674
IS Shares	—	19,575	6,561
Silvant Large Cap Growth Stock Fund
I Shares	320,304	317,821	286,670
A Shares	9,682	5,664	5,804
C Shares	5,537	3,898	—
IS Shares	7,840	4,355	—
Silvant Small Cap Growth Stock Fund
I Shares	79,058	63,957	43,558
A Shares	—	—	1,246
C Shares	—	—	829
IS Shares	—	—	560
Conservative Allocation Strategy
I Shares	45,720	43,476	39,672
A Shares	11,261	9,950	11,887
C Shares	5,643	3,732	8,242
Growth Allocation Strategy
I Shares	100,956	92,695	76,506
C Shares	—	288	1,654
Moderate Allocation Strategy
I Shares	21,110	48,623	77,274
A Shares	—	—	1,240
C Shares	—	—	2,488

*	For the year ended November 30, 2015, Liberty Street waived all its fees and absorbed other expenses totaling $246,563. Liberty Street was able to recover from the Predecessor Fund fees and/or expenses previously waived and/or absorbed, if the Predecessor Fund’s expense ratio, including the recovered expenses, fell below the expense at which they were waived. Liberty Street was permitted to seek reimbursement from the Predecessor Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The amounts waived on the Predecessor Fund are not eligible for recapture by Liberty Street or the Investment Adviser.

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the

65

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an administration agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Trust, on the basis of relative net assets. UMB Fund Services, Inc. (“UMBFS”) served as the Predecessor Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) served as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, served as the Predecessor Fund’s custodian.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement. Foreside Fund Services, LLC (the “Predecessor Distributor”) served as the Predecessor Fund’s distributor.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2017, the Distributor did not retain any of the front end sales charges assessed on the sale of A Shares. For the fiscal year ended March 31, 2017, the Distributor did not retain any commissions from contingent deferred sales charges assessed on the redemption of C Shares. These fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2017, were as follows:

Fund	A Shares Distribution and Service Fee	C Shares Distribution and Service Fee
Capital Innovations Global Resources and Infrastructure Fund	0.25%	1.00%
Ceredex Large Cap Value Equity Fund	0.30	1.00
Ceredex Mid-Cap Value Equity Fund	0.30	1.00
Ceredex Small Cap Value Equity Fund	0.30	1.00
Innovative Growth Stock Fund	0.30	N/A
International Equity Fund	0.30	N/A
Silvant Large Cap Growth Stock Fund	0.30	1.00
Silvant Small Cap Growth Stock Fund	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

Shareholder Servicing Fees — The Funds have adopted a shareholder services fee for the I Shares and A Shares. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services under each of these Plans may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a fee under the Plan up to an annual rate of 0.40% (except for Conservative Allocation Strategy which may pay 0.20%) of average daily net assets of a Fund’s I Shares or A Shares.

Compliance & Fund Services Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2017, the Investment Adviser was paid $404,235 for these services. Foreside Fund Officer Services, LLC (‘‘FFOS’’), an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Effective October 2015 through November 2016, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided Principal Financial Officer (“PFO”) support services to the Trust.

66

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Fees paid to FFOS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FFOS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Dziura Compliance Consulting, LLC. provided Chief Compliance Officer services to the Trust of the Predecessor Fund.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FFOS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations. Certain trustees and officers of the Predecessor Fund are employees of UMBFS or MFAC. The Predecessor Fund did not compensate trustees and officers affiliated with the Predecessor Fund’s co-administrators. For the year ended November 30, 2015, the Predecessor Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31, 2017 and March 31, 2016 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Capital Innovations Global Resources and Infrastructure Fund*

I Shares
3/31/2017	502,373	—	6,228	(81,941)	—	426,660	$5,686,313	$—	$68,970	$(860,899)	$—	$4,894,384
3/31/2016	3,035	—	5,161	(128,484)	—	(120,288)	59,395	—	46,705	(1,183,254)	—	(1,077,154)
11/30/2015	151,688	—	9,145	(882,873)	—	(722,040)	1,779,840	—	97,384	(9,919,217)	—	(8,041,993)

A Shares
3/31/2017	20,213	—	2,416	(38,446)	—	(15,817)	217,563	—	26,663	(419,044)	—	(174,818)
3/31/2016	43,130	—	3,308	(85,449)	—	(39,011)	370,255	—	29,907	(757,555)	—	(357,393)
11/30/2015	21,244	—	3,097	(103,382)	—	(79,041)	243,958	—	31,531	(1,100,279)	—	(824,790)

C Shares
3/31/2017	8,870	—	434	(8,058)	—	1,246	96,555	—	4,692	(84,432)	—	16,815
3/31/2016	74	—	327	(8,998)	—	(8,597)	600	—	2,921	(78,504)	—	(74,983)
11/30/2015	383	—	254	(32,148)	—	(31,511)	4,143	—	2,464	(359,224)	—	(352,617)

Ceredex Large Cap Value Equity Fund

I Shares
3/31/2017	14,988,265	—	1,747,398	(30,906,879)	—	(14,171,216)	240,164,941	—	28,989,334	(498,951,552)	—	(229,797,277)
3/31/2016	20,150,176	—	10,337,408	(48,665,920)	—	(18,178,336)	313,559,680	—	153,510,502	(757,220,055)	—	(290,149,873)

A Shares
3/31/2017	2,363,238	—	364,044	(7,828,487)	—	(5,101,205)	37,561,361	—	5,995,801	(124,608,935)	—	(81,051,773)
3/31/2016	5,044,971	—	2,344,910	(10,555,409)	—	(3,165,528)	77,627,924	—	34,587,431	(162,541,146)	—	(50,325,791)

C Shares
3/31/2017	47,311	—	13,812	(275,201)	—	(214,078)	737,892	—	222,644	(4,244,464)	—	(3,283,928)
3/31/2016	168,986	—	104,345	(252,165)	—	21,166	2,586,038	—	1,506,746	(3,803,478)	—	289,306

IS Shares
3/31/2017	3,915,176	—	398,431	(4,037,944)	—	275,663	64,141,015	—	6,629,892	(64,662,063)	—	6,108,844
3/31/2016	17,756,283	—	695,598	(2,231,219)	—	16,220,662	272,105,222	—	10,357,452	(35,798,821)	—	246,663,853

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NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Ceredex Mid-Cap Value Equity Fund

I Shares
3/31/2017	47,771,106	—	8,628,119	(88,992,626)	—	(32,593,401)	$642,136,104	$—	$118,377,786	$(1,177,162,609)	$—	$(416,648,719)
3/31/2016	70,932,507	—	15,470,227	(124,771,969)	—	(38,369,235)	944,525,295	—	185,642,714	(1,588,015,202)	—	(457,847,193)

A Shares
3/31/2017	6,033,650	—	1,198,122	(14,007,426)	—	(6,775,654)	79,220,050	—	16,294,452	(183,470,633)	—	(87,956,131)
3/31/2016	8,310,004	—	2,239,506	(21,427,055)	—	(10,877,545)	103,995,201	—	26,627,731	(269,580,637)	—	(138,957,705)

C Shares
3/31/2017	455,258	—	138,160	(1,991,762)	—	(1,398,344)	5,984,175	—	1,838,913	(25,263,426)	—	(17,440,338)
3/31/2016	727,265	—	319,531	(2,214,544)	—	(1,167,748)	9,133,165	—	3,722,533	(26,768,700)	—	(13,913,002)

IS Shares
3/31/2017	10,499,421	—	826,515	(6,799,186)	—	4,526,750	144,036,763	—	11,348,056	(91,035,873)	—	64,348,946
3/31/2016	15,707,999	—	732,470	(2,549,531)	—	13,890,938	198,028,731	—	8,789,644	(31,313,030)	—	175,505,345

Ceredex Small Cap Value Equity Fund

I Shares
3/31/2017	16,018,969	—	3,186,214	(31,259,343)	—	(12,054,160)	199,169,013	—	40,942,846	(383,588,374)	—	(143,476,515)
3/31/2016	9,039,448	—	20,227,454	(28,396,574)	—	870,328	119,891,772	—	214,208,737	(401,188,555)	—	(67,088,046)

A Shares
3/31/2017	1,682,266	—	502,520	(3,438,376)	—	(1,253,590)	20,261,513	—	6,261,402	(40,822,963)	—	(14,300,048)
3/31/2016	1,418,812	—	3,276,571	(4,299,801)	—	395,582	18,086,807	—	33,715,915	(55,236,911)	—	(3,434,189)

C Shares
3/31/2017	35,448	—	117,673	(743,026)	—	(589,905)	392,457	—	1,336,770	(8,234,192)	—	(6,504,965)
3/31/2016	125,149	—	824,781	(580,956)	—	368,974	1,457,675	—	7,777,689	(6,562,360)	—	2,673,004

Innovative Growth Stock Fund

I Shares
3/31/2017	736,308	—	100,983	(644,245)	—	193,046	14,007,147	—	1,778,313	(12,797,826)	—	2,987,634
3/31/2016	548,154	—	53,058	(780,401)	—	(179,189)	11,930,895	—	1,137,563	(16,749,913)	—	(3,681,455)

A Shares
3/31/2017	62,700	—	55,290	(216,865)	—	(98,875)	1,151,181	—	927,774	(4,098,918)	—	(2,019,963)
3/31/2016	491,401	—	32,204	(588,841)	—	(65,236)	10,889,054	—	664,359	(11,980,061)	—	(426,648)

International Equity Fund

I Shares
3/31/2017	4,013,629	—	40,074	(2,131,409)	—	1,922,294	38,584,117	—	366,283	(20,316,050)	—	18,634,350
3/31/2016	2,720,094	—	102,990	(1,551,831)	—	1,271,253	25,253,022	—	965,887	(14,988,624)	—	11,230,285

A Shares
3/31/2017	1,537,897	—	15,277	(557,247)	—	995,927	14,514,137	—	137,643	(5,135,110)	—	9,516,670
3/31/2016	62,804	—	39,888	(92,288)	—	10,404	607,480	—	368,947	(879,026)	—	97,401

IS Shares**
3/31/2017	265,447	—	7,042	(256,382)	—	16,107	2,584,033	—	64,365	(2,454,663)	—	193,735
3/31/2016	1,003,460	—	82,004	(458,797)	—	626,667	9,776,110	—	765,921	(4,203,512)	—	6,338,519

Silvant Large Cap Growth Stock Fund

I Shares
3/31/2017	974,017	—	1,339,865	(3,715,671)	—	(1,401,789)	9,013,948	—	11,295,064	(34,169,639)	—	(13,860,627)
3/31/2016	1,473,996	—	900,056	(2,909,360)	—	(535,308)	14,888,243	—	8,901,552	(28,987,265)	—	(5,197,470)

A Shares
3/31/2017	605,401	—	1,101,478	(1,204,269)	—	502,610	4,478,342	—	7,512,079	(9,073,048)	—	2,917,373
3/31/2016	852,332	—	636,361	(1,077,242)	—	411,451	7,111,443	—	5,249,983	(9,296,236)	—	3,065,190

C Shares
3/31/2017	54,733	—	1,726,887	(1,312,187)	—	469,433	271,089	—	7,563,765	(6,659,683)	—	1,175,171
3/31/2016	206,005	—	923,411	(1,092,958)	—	36,458	1,295,039	—	5,318,850	(6,604,447)	—	9,442

IS Shares
3/31/2017	58,843	—	412,074	(1,705,823)	—	(1,234,906)	541,033	—	3,486,146	(15,622,312)	—	(11,595,133)
3/31/2016	221,083	—	310,286	(1,710,804)	—	(1,179,435)	2,193,018	—	3,074,932	(17,602,568)	—	(12,334,618)

68

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Silvant Small Cap Growth Stock Fund

I Shares
3/31/2017	816,767	—	416,059	(2,502,597)	—	(1,269,771)	$7,443,252	$—	$3,603,071	$(22,802,170)	$—	$(11,755,847)
3/31/2016	1,663,997	—	1,477,948	(7,377,883)	—	(4,235,938)	22,596,390	—	13,582,340	(102,469,861)	—	(66,291,131)

A Shares
3/31/2017	21,351	—	140,699	(161,539)	—	511	158,769	—	991,925	(1,228,080)	—	(77,386)
3/31/2016	21,550	—	375,807	(182,679)	—	214,678	202,393	—	2,889,957	(2,025,759)	—	1,066,591

C Shares
3/31/2017	2,389	—	393,663	(194,024)	—	202,028	8,917	—	1,287,279	(733,595)	—	562,601
3/31/2016	33,324	—	659,605	(155,405)	—	537,524	169,847	—	2,763,745	(1,031,867)	—	1,901,725

IS Shares
3/31/2017	75,254	—	50,307	(263,000)	—	(137,439)	704,760	—	439,680	(2,362,160)	—	(1,217,720)
3/31/2016	139,519	—	159,913	(335,556)	—	(36,124)	1,172,382	—	1,477,592	(3,442,521)	—	(792,547)

Conservative Allocation Strategy

I Shares
3/31/2017	678,866	—	42,720	(1,855,155)	—	(1,133,569)	8,294,920	—	511,354	(22,782,951)	—	(13,976,677)
3/31/2016	852,015	—	89,107	(910,633)	—	30,489	10,523,543	—	1,062,151	(11,175,084)	—	410,610

A Shares
3/31/2017	122,826	—	16,700	(692,615)	—	(553,089)	1,505,933	—	200,405	(8,524,344)	—	(6,818,006)
3/31/2016	222,317	—	45,758	(317,990)	—	(49,915)	2,695,221	—	545,889	(3,912,015)	—	(670,905)

C Shares
3/31/2017	118,197	—	23,331	(418,311)	—	(276,783)	1,435,378	—	276,700	(5,056,213)	—	(3,344,135)
3/31/2016	401,289	—	47,982	(279,667)	—	169,604	4,921,132	—	566,671	(3,400,633)	—	2,087,170

Growth Allocation Strategy

I Shares
3/31/2017	728,875	—	231,846	(1,604,058)	—	(643,337)	7,586,141	—	2,313,824	(16,525,742)	—	(6,625,777)
3/31/2016	826,999	—	362,432	(2,067,210)	—	(877,779)	9,049,400	—	3,700,426	(22,159,053)	—	(9,409,227)

A Shares
3/31/2017	8,556	—	42,162	(209,452)	—	(158,734)	88,487	—	418,666	(2,148,089)	—	(1,640,936)
3/31/2016	52,273	—	60,102	(163,704)	—	(51,329)	527,166	—	610,632	(1,773,011)	—	(635,213)

C Shares
3/31/2017	3,692	—	14,404	(85,042)	—	(66,946)	36,678	—	139,724	(862,894)	—	(686,492)
3/31/2016	59,127	—	19,997	(99,143)	—	(20,019)	599,150	—	198,973	(990,457)	—	(192,334)

Moderate Allocation Strategy

I Shares
3/31/2017	587,339	—	299,279	(2,638,171)	—	(1,751,553)	5,344,198	—	2,603,731	(24,157,013)	—	(16,209,084)
3/31/2016	1,016,718	—	842,718	(5,356,856)	—	(3,497,420)	10,654,884	—	7,635,031	(57,348,612)	—	(39,058,697)

A Shares
3/31/2017	73,479	—	93,480	(283,363)	—	(116,404)	667,404	—	808,602	(2,604,083)	—	(1,128,077)
3/31/2016	75,028	—	222,574	(535,529)	—	(237,927)	766,987	—	2,007,615	(5,698,032)	—	(2,923,430)

C Shares
3/31/2017	51,235	—	85,229	(265,103)	—	(128,639)	465,014	—	732,114	(2,396,260)	—	(1,199,132)
3/31/2016	46,989	—	197,738	(219,034)	—	25,693	476,260	—	1,771,729	(2,199,100)	—	48,889

*	Capital Innovations Global Resources and Infrastructure Fund had a fiscal year date change from November 30 to March 31 and a reorganization on February 19, 2016 (See Note 8).
**	IS Shares commenced operations on September 1, 2015 for International Equity Fund.

5.	Investment Transactions

The cost of security purchases and the proceeds from sales of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2017 were as follows:

Fund	Purchases	Sales
Capital Innovations Global Resources and Infrastructure Fund	$7,392,481	$2,711,234
Ceredex Large Cap Value Equity Fund	1,583,146,567	1,816,582,245
Ceredex Mid-Cap Value Equity Fund	3,427,554,432	4,035,994,438
Ceredex Small Cap Value Equity Fund	269,889,936	462,946,218

69

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Fund	Purchases	Sales
Innovative Growth Stock Fund	$15,443,700	$18,025,755
International Equity Fund	49,940,191	20,932,514
Silvant Large Cap Growth Stock Fund	94,765,137	152,211,393
Silvant Small Cap Growth Stock Fund	26,032,126	45,110,039
Conservative Allocation Strategy	7,683,006	30,248,910
Growth Allocation Strategy	8,333,130	17,422,559
Moderate Allocation Strategy	8,847,170	27,393,670

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The effects of certain differences reclassified as of March 31, 2017 were as follows:

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Investment Income (Loss)
Capital Innovations Global Resources and Infrastructure Fund	$(3,823)	$(52,132)	$55,955
Ceredex Mid-Cap Value Equity Fund	—	4,885,059	(4,885,059)
Ceredex Small Cap Value Equity Fund	—	124,546	(124,546)
Innovative Growth Stock Fund	(1,082,508)	784,131	298,377
International Equity Fund	—	16,675	(16,675)
Silvant Large Cap Growth Stock Fund	(581,307)	—	581,307
Silvant Small Cap Growth Stock Fund	(262,060)	1,045	261,015
Conservative Allocation Strategy	—	(211,978)	211,978
Growth Allocation Strategy	—	(114,743)	114,743
Moderate Allocation Strategy	—	(180,336)	180,336

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2017 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Innovations Global Resources and Infrastructure Fund	$8,696,655	$842,093	$(200,012)	$642,081
Ceredex Large Cap Value Equity Fund	1,671,671,940	450,559,971	(4,179,834)	446,380,137
Ceredex Mid-Cap Value Equity Fund	3,067,515,333	445,671,655	(26,494,164)	419,177,491
Ceredex Small Cap Value Equity Fund	734,492,586	231,776,476	(31,985,808)	199,790,668
Innovative Growth Stock Fund	18,057,397	11,207,458	(301,484)	10,905,974
International Equity Fund	67,426,463	7,313,153	(442,247)	6,870,906
Silvant Large Cap Growth Stock Fund	133,970,674	82,949,382	(2,761,822)	80,187,560
Silvant Small Cap Growth Stock Fund	37,611,944	8,708,592	(1,544,881)	7,163,711
Conservative Allocation Strategy	40,065,847	2,176,077	(41,358)	2,134,719
Growth Allocation Strategy	33,662,621	6,590,434	(5,431)	6,585,003
Moderate Allocation Strategy	43,338,001	7,718,406	(9,795)	7,708,611

70

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2017 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Capital Innovations Global Resources and Infrastructure Fund	$100,427	$—	$—	$—	$100,427
Ceredex Large Cap Value Equity Fund	34,037,404	8,370,052	—	—	42,407,456
Ceredex Mid-Cap Value Equity Fund	115,777,045	38,652,586	—	—	154,429,631
Ceredex Small Cap Value Equity Fund	8,201,724	40,708,729	—	—	48,910,453
Innovative Growth Stock Fund	—	2,975,815	—	—	2,975,815
International Equity Fund	292,154	335,989	—	—	628,143
Silvant Large Cap Growth Stock Fund	—	31,266,169	—	—	31,266,169
Silvant Small Cap Growth Stock Fund	—	6,410,507	—	—	6,410,507
Conservative Allocation Strategy	925,161	161,230	—	—	1,086,391
Growth Allocation Strategy	518,240	2,369,699	—	—	2,887,939
Moderate Allocation Strategy	897,005	3,296,102	—	—	4,193,107

*	Total distributions paid are recognized on a when declared basis for the fiscal year ended March 31, 2017.
**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period or fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Capital Innovations Global Resources and Infrastructure Fund	$82,228	$—	$—	$—	$82,228
Ceredex Large Cap Value Equity Fund	30,971,375	172,233,852	—	—	203,205,227
Ceredex Mid-Cap Value Equity Fund	113,394,437	125,921,077	—	—	239,315,514
Ceredex Small Cap Value Equity Fund	15,453,362	246,896,505	—	—	262,349,867
Innovative Growth Stock Fund	—	2,095,754	—	—	2,095,754
International Equity Fund	144,980	2,000,010	—	—	2,144,990
Silvant Large Cap Growth Stock Fund	—	23,322,257	—	—	23,322,257
Silvant Small Cap Growth Stock Fund	—	21,567,281	—	—	21,567,281
Conservative Allocation Strategy	952,544	1,610,853	—	—	2,563,397
Growth Allocation Strategy	689,495	3,848,880	—	—	4,538,375
Moderate Allocation Strategy	1,314,012	10,251,561	—	—	11,565,573

*	Total distributions paid are recognized on a when declared basis for the fiscal year ended March 31, 2016.

**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts	designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2015 was as follows:

Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Capital Innovations Global Resources and Infrastructure Fund	$136,051	$—	$—	$—	$136,051

*	Total distributions paid are recognized on a when declared basis for the fiscal year ended November 30, 2015.

**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts	designated as “—” are $0 or have been rounded to $0.

71

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

As of March 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals	Total
Capital Innovations Global Resources and Infrastructure Fund	$—	$25,954	$—	$642,078	$(720,328)	$(52,296)
Ceredex Large Cap Value Equity Fund	—	8,367,620	139,490,710	446,380,138	—	594,238,468
Ceredex Mid-Cap Value Equity Fund	—	117,973,236	148,393,402	419,177,491	—	685,544,129
Ceredex Small Cap Value Equity Fund	—	—	61,961,885	199,790,667	—	261,752,552
Innovative Growth Stock Fund	—	—	1,124,887	10,905,977	(78,295)	11,952,569
International Equity Fund	—	109,543	—	6,867,852	(1,771,389)	5,206,006
Silvant Large Cap Growth Stock Fund	—	—	22,239,718	80,187,560	(128,809)	102,298,469
Silvant Small Cap Growth Stock Fund	—	—	2,609,590	7,163,715	(66,580)	9,706,725
Conservative Allocation Strategy	—	257,815	891,925	2,134,722	—	3,284,462
Growth Allocation Strategy	—	43,792	1,657,039	6,585,005	—	8,285,836
Moderate Allocation Strategy	—	93,112	2,186,927	7,708,614	—	9,988,653

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

The Funds utilize the provisions of the federal income tax laws that provide for the carry forward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2017, the post-enactment accumulated short-term and long-term capital loss carry forwards were as follows:

Fund	Short Term	Long Term	Total
Capital Innovations Global Resources and Infrastructure Fund	$416,457	$303,871	$720,328
International Equity Fund	122,295	—	122,295

As of March 31, 2017, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Fund	Expiring 2018	Expiring 2019	Expiring 2020	Total
Innovative Growth Stock Fund*	$—	$—	$—	$—
International Equity Fund**	1,649,094	—	—	1,649,094
Silvant Large Cap Growth Stock Fund***	—	—	—	—

*	Of the $1,372,838 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $593,723 of the 2017 layer was utilized, and the remaining $779,115 expired unused.

**	Of the $1,649,094 of remaining capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013 and expiring in 2018, nothing was utilized.

***	Of the remaining $1,639,874 capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, the entire amount was utilized.

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and therefore may reduce future capital gain distributions.

72

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

During the fiscal year ended March 31, 2017, the following Funds utilized capital loss carry forwards as follows:

Fund	Amount
Capital Innovations Global Resources and Infrastructure Fund	$107,786
Innovative Growth Stock Fund	593,723
Silvant Large Cap Growth Stock Fund	1,639,874

During the fiscal year ended March 31, 2017, the following Fund had capital loss carryforwards that expired in fiscal 2017 as follows:

Fund	Amount
Innovative Growth Stock Fund	$779,115

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31, as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2017, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2017.

During the fiscal year ended March 31, 2017, the following Funds had late year ordinary losses as follows:

Fund	Amount
Innovative Growth Stock Fund	$78,295
Silvant Large Cap Growth Stock Fund	128,809
Silvant Small Cap Growth Stock Fund	66,580

7.	Investments in Affiliated Issuers

Affiliated holdings are holdings in mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. An investment by a Fund representing greater than 10% of the voting securities of an issuer makes that issuer an affiliated holding of the Fund. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers as of March 31, 2017 were as follows:

Underlying Funds	Market Value March 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value March 31, 2017	Share Balance at March 31, 2017	Dividend Income	Realized Gain Distributions
Conservative Allocation Strategy
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund — I Shares	$—	$177,030	$(30,920)	$228	$5,305	$151,643	13,141	$2,030	$—
RidgeWorth Ceredex Large Cap Value Equity Fund — IS Shares	5,333,996	303,261	(2,508,800)	288,716	488,897	3,906,070	227,361	86,607	18,155
RidgeWorth Ceredex Mid-Cap Value Equity Fund — IS Shares	2,053,609	102,947	(932,700)	150,715	166,991	1,541,562	106,388	28,370	64,577
RidgeWorth Ceredex Small Cap Value Equity Fund — I Shares	508,059	190,474	(272,100)	9,658	70,369	506,460	38,988	6,387	27,087
RidgeWorth International Equity Fund — IS Shares	1,242,262	569,990	(587,800)	(40,700)	146,144	1,329,896	130,382	6,879	6,610
RidgeWorth Seix Core Bond Fund — IS Shares	8,551	325	(500)	(13)	(195)	8,168	773	170	155

73

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Underlying Funds	Market Value March 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value March 31, 2017	Share Balance at March 31, 2017	Dividend Income	Realized Gain Distributions
RidgeWorth Seix Corporate Bond Fund — I Shares	$1,067,983	$53,660	$(398,700)	$(10,283)	$36,382	$749,042	86,594	$28,313	$7,438
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	350,728	18,081	(204,820)	1,577	14,384	179,950	20,542	14,032	—
RidgeWorth Seix High Income Fund — IS Shares	363,213	33,239	(143,330)	(4,730)	35,303	283,695	44,052	21,761	—
RidgeWorth Seix High Yield Fund — I Shares	359,242	7,119	(38,600)	530	(328,291)	—	—	7,364	—
RidgeWorth Seix High Yield Fund — IS Shares**	—	22,896	(102,180)	3,743	348,630	273,089	32,627	11,605	—
RidgeWorth Seix Total Return Bond Fund — IS Shares	18,263,309	1,221,982	(3,559,500)	(78,247)	(305,123)	15,542,421	1,491,595	404,745	268,776
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund — I Shares	2,655,483	8,141	(263,700)	(1,769)	(2,398,155)	—	—	8,442	—
RidgeWorth Seix U.S. Government Securities Ultra Short Bond Fund — IS Shares**	—	51,077	(681,550)	(5,081)	2,404,704	1,769,150	176,210	15,838	—
RidgeWorth Silvant Large Cap Growth Stock Fund — IS Shares	7,803,743	716,960	(3,516,400)	(425,141)	171,817	4,750,979	531,429	—	716,960
RidgeWorth Silvant Small Cap Growth Stock Fund — IS Shares	478,779	223,449	(265,550)	(56,966)	84,651	464,363	51,368	—	70,450

Total	$40,488,957	$3,700,631	$(13,507,150)	$(167,763)	$941,813	$31,456,488	2,951,450	$642,543	$1,180,208

Growth Allocation Strategy
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund — I Shares	$—	$322,188	$(21,900)	$(309)	$7,935	$307,914	26,682	$3,297	$—

74

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Underlying Funds	Market Value March 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value March 31, 2017	Share Balance at March 31, 2017	Dividend Income	Realized Gain Distributions
RidgeWorth Ceredex Large Cap Value Equity Fund — IS Shares	$8,957,381	$384,257	$(2,480,485)	$526,587	$690,133	$8,077,873	470,190	$149,019	$31,238
RidgeWorth Ceredex Mid-Cap Value Equity Fund — IS Shares	3,466,626	202,507	(1,026,593)	227,185	269,418	3,139,143	216,642	48,838	111,168
RidgeWorth Ceredex Small Cap Value Equity Fund — I Shares	856,181	312,633	(302,240)	39,856	79,234	985,664	75,879	10,407	44,139
RidgeWorth International Equity Fund — IS Shares	2,099,109	974,148	(561,300)	(70,228)	268,812	2,710,541	265,739	11,839	11,376
RidgeWorth Seix Core Bond Fund — IS Shares	2,809	112	(—)	—	(76)	2,845	269	59	54
RidgeWorth Seix Corporate Bond Fund — I Shares	286,705	35,594	(77,875)	(2,518)	8,801	250,707	28,983	7,910	2,208
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	93,273	10,402	(48,010)	6,423	(2,161)	59,927	6,841	3,855	—
RidgeWorth Seix High Income Fund — IS Shares	97,783	17,589	(28,900)	(1,219)	9,380	94,633	14,695	6,074	—
RidgeWorth Seix High Yield Fund — I Shares	95,690	1,841	(8,025)	83	(89,589)	—	—	1,907	—
RidgeWorth Seix High Yield Fund — IS Shares**	—	16,460	(21,450)	441	95,673	91,124	10,887	3,358	—
RidgeWorth Seix Total Return Bond Fund — IS Shares	4,898,755	176,524	(912,000)	20,101	(125,663)	4,057,717	389,416	106,587	70,315
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund — I Shares	711,041	2,114	(60,550)	(403)	(652,202)	—	—	2,195	—
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund — IS Shares**	—	66,271	(126,900)	(965)	653,517	591,923	58,957	4,606	—

75

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Underlying Funds	Market Value March 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value March 31, 2017	Share Balance at March 31, 2017	Dividend Income	Realized Gain Distributions
RidgeWorth Silvant Large Cap Growth Stock Fund — IS Shares	$13,123,312	$1,345,638	$(4,232,550)	$(241,130)	$(199,143)	$9,796,127	1,095,764	$—	$1,231,638
RidgeWorth Silvant Small Cap Growth Stock Fund — IS Shares	805,071	361,671	(292,218)	(15,846)	51,555	910,233	100,689	—	116,671

Total	$35,493,736	$4,229,949	$(10,200,996)	$488,058	$1,065,624	$31,076,371	2,761,633	$359,951	$1,618,807

Moderate Allocation Strategy
RidgeWorth Capital Innovations Global Resources and Infrastructure Fund — I Shares	$—	$319,075	$(40,900)	$(234)	$8,490	$286,431	24,821	$3,275	$—
RidgeWorth Ceredex Large Cap Value Equity Fund — IS Shares	9,155,333	482,995	(3,421,500)	930,024	340,503	7,487,355	435,818	151,283	31,713
RidgeWorth Ceredex Mid-Cap Value Equity Fund — IS Shares	3,529,675	184,434	(1,315,100)	399,811	116,971	2,915,791	201,228	49,396	112,438
RidgeWorth Ceredex Small Cap Value Equity Fund — I Shares	873,622	310,316	(385,050)	49,020	78,141	926,049	71,289	10,764	45,652
RidgeWorth International Equity Fund — IS Shares	2,138,257	935,493	(760,800)	(50,634)	253,538	2,515,854	246,652	11,981	11,512
RidgeWorth Seix Core Bond — IS Shares	7,647	223	(2,300)	(87)	(38)	5,445	515	120	103
RidgeWorth Seix Corporate Bond Fund — I Shares	770,788	54,445	(236,425)	(6,226)	23,889	606,471	70,112	20,309	5,701
RidgeWorth Seix Floating Rate High Income Fund — IS Shares	254,453	16,688	(136,845)	18,824	(7,480)	145,640	16,626	9,924	—
RidgeWorth Seix High Income Fund — IS Shares	264,632	26,053	(82,700)	(2,722)	24,123	229,386	35,619	15,615	—

76

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Underlying Funds	Market Value March 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value March 31, 2017	Share Balance at March 31, 2017	Dividend Income	Realized Gain Distributions
RidgeWorth Seix High Yield Fund — I Shares	$259,521	$4,923	$(41,350)	$632	$(223,726)	$—	—	$5,093	$—
RidgeWorth Seix High Yield Fund — IS Shares**	—	18,894	(38,170)	1,028	239,349	221,101	26,416	8,514	—
RidgeWorth Seix Total Return Bond Fund — IS Shares	13,174,330	440,406	(3,624,000)	240,260	(476,288)	9,754,708	936,152	265,413	171,134
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund — I Shares	1,917,741	5,612	(301,800)	(746)	(1,620,807)	—	—	5,819	—
RidgeWorth Seix U.S. Government Securities Ultra Short Bond Fund — IS Shares**	—	78,805	(268,150)	(930)	1,622,641	1,432,366	142,666	11,643	—
RidgeWorth Silvant Large Cap Growth Stock Fund — IS Shares	13,403,070	1,325,663	(5,204,500)	(216,555)	(218,491)	9,089,187	1,016,688	—	1,250,663
RidgeWorth Silvant Small Cap Growth Stock Fund — IS Shares	823,866	354,030	(369,750)	(11,641)	54,591	851,096	94,148	—	119,530

Total	$46,572,935	$4,558,055	$(16,229,340)	$1,349,824	$215,406	$36,466,880	3,318,750	$569,149	$1,748,446

*	Includes reinvestment of distributions.

**	IS Shares commenced operations on August 1, 2016.

8.	Reorganizations

Effective the close of business on February 19, 2016, Capital Innovations Global Resources and Infrastructure Fund, a new series of the Trust, acquired the assets and assumed the liabilities of the Predecessor Fund, a series of Investment Managers Series Trust. As part of the reorganization there was a change to the independent registered public accounting firm. The reorganization was accomplished by the following tax-free reorganization in which each shareholder of the Predecessor Fund received the same aggregate net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
I Shares	224,274	$1,806,342
A Shares	127,824	1,028,373
C Shares	24,776	196,668

The appreciation (depreciation) of the Predecessor Fund was $588,102 as of the date of the acquisition.

77

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

The undistributed net investment income of the Predecessor Fund was $18,436 as of the date of the acquisition.

9. Subsequent Events

Management has evaluated subsequent events through the date the financial statements are issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

On December 16, 2016, Virtus Investment Partners, Inc. entered into an agreement to acquire all outstanding equity securities of the Investment Adviser from Lightyear Capital and a group of employees of the Investment Adviser. On December 14, 2016, the Board had approved, subject to shareholder approval, an agreement and plan of reorganization pursuant to which each Fund will be reorganized into a newly created series of Virtus Asset Trust (the “Plan”), and recommends that shareholders of each Fund approve the Plan. As a result, shareholders of each Fund (except the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund) were asked at a special meeting of shareholders on May 9, 2017 to approve the Plan. Further, in accordance with the Plan, the RidgeWorth Moderate Allocation Strategy and the RidgeWorth Growth Allocation Strategy will reorganize into the same newly created series of Virtus Asset Trust called the Virtus Growth Allocation Strategy Fund. The special meeting of shareholders on May 9, 2017 was adjourned to May 30, 2017 with respect to certain Funds that had not yet reached quorum.

At a special meeting of shareholders scheduled for June 28, 2017, shareholders of the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund will be asked to approve an agreement and plan of reorganization pursuant to which the Fund will be reorganized into the Oak Ridge Global Resources & Infrastructure Fund (the “Reorganization”), a newly created series of Investment Managers Series Trust. On April 17, 2017, the Board approved the Reorganization and recommends that shareholders of the Fund approve the Reorganization.

Effective April 1, 2017, each Fund’s A Shares Rule 12b-1 Plan distribution and service fee was reduced to a maximum of 0.25% annually, as a percentage of the value of your investment.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2017

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small Cap Value Equity Fund, Innovative Growth Stock Fund (formerly known as the Aggressive Growth Stock Fund), International Equity Fund, Silvant Large Cap Growth Stock Fund, Silvant Small Cap Growth Stock Fund, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, and (ii) accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Innovations Global Resources and Infrastructure Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 1, 2015 through March 31, 2016, and each of its financial highlights for the year then ended and for the period December 1, 2015 through March 31, 2016, (eleven of the funds constituting RidgeWorth funds, hereinafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, transfer agent and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial statements of the Capital Innovations Global Resources and Infrastructure Fund as of and for the year ended November 30, 2015 and the financial highlights for each of the periods ended on or prior to November 30, 2015 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report, dated January 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

As discussed in Note 9 to the financial statements, on December 14, 2016, the Board of Trustees approved a plan to reorganize the Moderate Allocation Strategy and the Growth Allocation Strategy into the newly created series of Virtus Asset Trust called the Virtus Growth Allocation Strategy. The reorganization is pursuant to approval by the Moderate Allocation Strategy and Growth Allocation Strategy shareholders’ at a special meeting of shareholders scheduled for May 30, 2017

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

79

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Ceredex Large Cap Value Equity Fund	$8,370,052
Ceredex Mid-Cap Value Equity Fund	38,652,586
Ceredex Small Cap Value Equity Fund	40,708,729
Innovative Growth Stock Fund	2,975,815
International Equity Fund	335,989
Silvant Large Cap Growth Stock Fund	31,266,169
Silvant Small Cap Growth Stock Fund	6,410,507
Conservative Allocation Strategy	161,230
Growth Allocation Strategy	2,369,699
Moderate Allocation Strategy	3,296,102

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2017 qualify for the corporate dividends received deductions:

Fund	Dividend Received Deduction
Capital Innovations Global Resources and Infrastructure Fund	17.45%
Ceredex Large Cap Value Equity Fund	100.00
Ceredex Mid-Cap Value Equity Fund	28.08
Ceredex Small Cap Value Equity Fund	100.00
Conservative Allocation Strategy	12.89
Growth Allocation Strategy	39.73
Moderate Allocation Strategy	23.98

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the fiscal year ended March 31, 2017 the following funds elected to pass through foreign taxes as follows:

Fund	Amount
International Equity Fund	$79,034
Conservative Allocation Strategy	10,673
Growth Allocation Strategy	17,240
Moderate Allocation Strategy	17,529

For the fiscal year ended March 31, 2017, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Capital Innovations Global Resources and Infrastructure Fund	17.45%
Ceredex Large Cap Value Equity Fund	100.00
Ceredex Mid-Cap Value Equity Fund	30.36
Ceredex Small Cap Value Equity Fund	100.00
International Equity Fund	100.00
Conservative Allocation Strategy	18.83
Growth Allocation Strategy	55.82
Moderate Allocation Strategy	34.31

80

OTHER FEDERAL TAX INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

The following RidgeWorth Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries for the fiscal year ended March 31, 2017.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$869,469	$79,034
Conservative Allocation Strategy	60,210	10,673
Growth Allocation Strategy	94,268	17,240
Moderate Allocation Strategy	96,176	17,529

81

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and, if applicable, other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Trust. Unless otherwise noted, the address of each Trustee is c/o RidgeWorth Investments, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE
Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	28	Synovus Financial Corp.; Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	28	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	28	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc. (thru 2014); Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (thru 2015)
Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997-2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	28	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	28	Total System Services, Inc.
INTERESTED TRUSTEE
Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	28	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

82

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Name, Address and (month/year of birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
James L. Love 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (December 1968)	Chief Compliance Officer	One year; since 2016	Managing Director and Chief Compliance Officer, RidgeWorth Investments (since 2016); Chief Compliance Officer and Deputy General Counsel, U.S. Global Investors (2007–2015).
Benjamin H. Lowe 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
Sean Nossaman 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (June 1982)	Assistant Treasurer	One year; since 2016	Assistant Treasurer, RidgeWorth Investment (since 2016); Assistant Fund Controller, ALPS Fund Services, Inc. (2007) to (2016)**
James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Managing Director, Foreside Fund Officer Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1966)	Secretary and Chief Legal Officer	One year; since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./RMR Funds (2007-2014).
Rebecca Gilding State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1979)	Assistant Secretary	One year; since May 2016

Vice President and Counsel, State Street Bank and Trust Company (since 2016); Assistant Vice President and Associate Counsel, Brown Brothers Harriman and Co. (2013-2016); Assistant Vice President Citi Fund Services, Inc.

(2005-2013).*

*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

**	During the period indicated the Officer has held various positions at ALPS Fund Services, Inc. and has provided his most recent title.

83

INVESTMENT ADVISORY AGREEMENT

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Renewal of Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management LLC (the “Adviser”) and subadvisory agreements between the Adviser and each of Ceredex Value Advisors LLC, Silvant Capital Management LLC, WCM Investment Management, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve the continuance of the Trust’s agreements for another year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve the agreements.

In considering the most recent renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 13, 2016, and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 14-15, 2016, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year and over the years. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including all of the Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention given to the Funds by, their portfolio management teams. The Board reviewed the qualifications and backgrounds of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information.

84

INVESTMENT ADVISORY AGREEMENT  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance. The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered Fund performance relative to peer groups and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses. With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability. The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability, if any, was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale. The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee waivers and expense reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Approval of Interim Advisory and Subadvisory Agreements

Following its consideration of the annual continuance of the existing advisory and subadvisory agreements discussed above, at a special meeting held on December 14, 2016, the Board of Trustees considered a proposed interim advisory agreement between the Adviser and the Trust and proposed interim subadvisory agreements between the Adviser and each Subadviser. The Board noted that the interim agreements are the same as the existing advisory and subadvisory agreements they are intended to replace, including the rate of compensation thereunder, except for differences reflecting the requirements of Rule 15a-4 under the 1940 Act, such as the date of execution, effectiveness, termination, and compensation conditions. In approving the interim advisory and subadvisory agreements, the Board noted its recent comprehensive review, described above, in connection with its consideration of the annual continuance of the existing advisory and subadvisory agreements.

Approval of Interim Advisory and Subadvisory Agreements and Short-Term Advisory Agreement

At a special meeting held on April 17, 2017, the Board considered, with respect to the Capital Innovations Global Resources and Infrastructure Fund (the “Fund”), the approval of an interim advisory agreement between the Adviser and the Trust, an interim subadvisory agreement between the Adviser and Capital Innovations, LLC, and a short-term advisory agreement between the Adviser and the Trust (collectively, the “Agreements”). The interim advisory and subadvisory agreements are the same as the existing agreements they are intended to replace, including the rate of compensation thereunder, except for differences reflecting the requirements of Rule 15a-4 under the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. The short-term advisory agreement is the same in all materials respects to the existing advisory agreement between the Trust and the Adviser except for the date of execution and the duration of the agreement.

In evaluating the Agreements, the Board discussed its initial consideration and approval, at a meeting held on November 16-17, 2015, of the existing advisory agreement between the Adviser and the Trust and the existing

85

INVESTMENT ADVISORY AGREEMENT  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

subadvisory agreement between the Adviser and Capital Innovations, which went into effect on February 19, 2016. The Board also noted that it recently had conducted an in depth review of the Adviser and its advisory services at its November 2016 meeting when it considered the annual renewal of the Adviser’s investment advisory agreements for the other series of the Trust.

Prior to and at the November 2015 meeting, the Board had requested and reviewed materials from the Adviser and Capital Innovations to help the Trustees evaluate the proposed fees and other aspects of the agreements. The agreements were considered as part of the proposed reorganization of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Predecessor Fund”) into the Fund, which was being proposed at the same meeting as a new series of the Trust. In determining whether to initially approve the agreements, the Board considered and discussed information and analysis provided by the Adviser and Capital Innovations. The Board considered all factors that it deemed to be relevant. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Trustees may have attributed different weights to various factors.

In considering whether to approve the Agreements, the Board considered, among other things, its initial evaluation of the existing advisory and subadvisory agreements during the November 2015 meeting. Certain factors considered by the Board at the November 2015 meeting, as well as the conclusions reached, are addressed in more detail below.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services proposed to be provided by the Adviser and Capital Innovations, the Board reviewed the services to be provided and the qualifications and backgrounds of the portfolio managers proposed to be responsible for managing the Fund. The Board also reviewed information set forth in the Adviser’s and Capital Innovations’ Form ADVs, each of which provides information about the firm, its management, and its business activities and affiliations. The Board considered the professional experience and qualifications of senior management and key professional personnel. The Board also considered operational capabilities and resources and experience in managing investment portfolios. The Board noted that Capital Innovations served as subadviser to the Predecessor Fund and reviewed its record in that role. The Board also noted that the Adviser serves as investment adviser to each series of the Trust. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent, and quality of services to be provided to the Fund by the Adviser and Capital Innovations.

Performance. In connection with the assessment of Capital Innovations’ ability to perform its duties under the subadvisory agreement, the Board considered the sufficiency of its resources and concluded that Capital Innovations had the financial resources necessary to perform its obligations under the agreement. The Board heard an overview of Capital Innovations’ investment philosophy, the proposed portfolio construction of the assets of the Fund, and the investment techniques to be employed. The Board also reviewed Capital Innovations’ investment performance with respect to the strategies proposed to be used in managing the Fund and the investment performance of Capital Innovations with respect to its other accounts, including mutual funds and other pooled investment vehicles, and, specifically, the Predecessor Fund. The Board also assessed the Adviser’s ability to perform its duties under the advisory agreement. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the information regarding the performance of the Adviser and Capital Innovations.

Cost of Services. The Board considered the cost of the services to be provided by the Adviser and Capital Innovations, including estimated profitability analyses, and reviewed the fees to be paid pursuant to the agreements. In addition, the Board discussed the fee arrangement between the Adviser and Capital Innovations, noting that the Adviser would pay Capital Innovations out of the advisory fee it receives from the Fund. The Board also reviewed information regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Adviser’s and Capital Innovations’ contractual arrangement with the Fund to waive the advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund, if necessary. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Adviser and Capital Innovations were fair and reasonable.

86

INVESTMENT ADVISORY AGREEMENT  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Economies of Scale. The Board considered the potential for economies of scale and noted that both the Adviser’s and Capital Innovations’ fees include breakpoints.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the independent trustees, unanimously: (i) concluded that the terms of the agreements are fair and reasonable; (ii) concluded that the proposed compensation for the Adviser and Capital Innovations is fair and reasonable in light of the services that they will provide to the Fund; and (iii) approved the agreements for an initial term of two years.

87

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Shareholder Meeting Results

A Special Meeting of the shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on May 9, 2017. The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The May 9, 2017 Meeting was held to consider and act on the following proposal:

Proposal: To approve The Agreement and Plan of Reorganization by and among RidgeWorth Funds on behalf of the acquired Fund Virtus Asset Trust on behalf of the corresponding acquiring fund RidgeWorth Capital Management LLC and Virtus Investment Partners Inc.

	Number of Shares(1)
	Affirmative	Objecting	Abstaining(2)	Uninstructed(2)
Innovative Growth Stock Fund	727,197	4,085	12,281	79,947
International Equity Fund	4,732,286	9,062	22,792	—
Conservative Allocation Strategy	1,306,703	15,983	46,187	491,036
Growth Allocation Strategy	2,291,153	—	8,168	—

(1)	Excludes fractional shares.

(2)	Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposal. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

88

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Capital Innovations Global Resources and Infrastructure Fund	I Shares	$1,000.00	$1,114.10	$6.11	1.16%
	A Shares	1,000.00	1,113.40	7.32	1.39
	C Shares	1,000.00	1,108.70	11.25	2.14
Ceredex Large Cap Value Equity Fund	I Shares	1,000.00	1,102.30	5.08	0.97
	A Shares	1,000.00	1,101.60	6.50	1.24
	C Shares	1,000.00	1,098.50	9.00	1.72
	IS Shares	1,000.00	1,104.00	3.78	0.72
Ceredex Mid-Cap Value Equity Fund	I Shares	1,000.00	1,133.40	5.48	1.03
	A Shares	1,000.00	1,131.60	7.33	1.38
	C Shares	1,000.00	1,128.90	9.50	1.79
	IS Shares	1,000.00	1,135.10	4.21	0.79
Ceredex Small Cap Value Equity Fund	I Shares	1,000.00	1,077.10	6.42	1.24
	A Shares	1,000.00	1,074.80	8.02	1.55
	C Shares	1,000.00	1,073.10	9.82	1.90
Innovative Growth Stock Fund	I Shares	1,000.00	1,091.50	6.78	1.30
	A Shares	1,000.00	1,090.20	7.82	1.50
International Equity Fund	I Shares	1,000.00	1,033.20	5.73	1.13
	A Shares	1,000.00	1,032.20	6.89	1.36
	IS Shares	1,000.00	1,032.90	5.32	1.05
Silvant Large Cap Growth Stock Fund	I Shares	1,000.00	1,057.80	4.98	0.97
	A Shares	1,000.00	1,055.30	6.30	1.23
	C Shares	1,000.00	1,054.20	9.78	1.91
	IS Shares	1,000.00	1,057.50	4.62	0.90
Silvant Small Cap Growth Stock Fund	I Shares	1,000.00	1,065.70	6.59	1.28
	A Shares	1,000.00	1,064.60	7.26	1.41
	C Shares	1,000.00	1,060.90	10.69	2.08
	IS Shares	1,000.00	1,066.30	5.62	1.09
Conservative Allocation Strategy	I Shares	1,000.00	1,016.90	1.51	0.30
	A Shares	1,000.00	1,014.80	3.01	0.60
	C Shares	1,000.00	1,011.10	6.52	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,053.20	2.56	0.50
	A Shares	1,000.00	1,051.30	3.43	0.67
	C Shares	1,000.00	1,048.80	6.64	1.30
Moderate Allocation Strategy	I Shares	1,000.00	1,034.00	2.54	0.50
	A Shares	1,000.00	1,032.60	3.55	0.70
	C Shares	1,000.00	1,028.60	6.57	1.30

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

89

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Capital Innovations Global Resources and Infrastructure Fund	I Shares	$1,000.00	$1,019.10	$5.84	1.16%
	A Shares	1,000.00	1,018.00	6.99	1.39
	C Shares	1,000.00	1,014.30	10.75	2.14
Ceredex Large Cap Value Equity Fund	I Shares	1,000.00	1,020.10	4.89	0.97
	A Shares	1,000.00	1,018.70	6.24	1.24
	C Shares	1,000.00	1,016.40	8.65	1.72
	IS Shares	1,000.00	1,021.34	3.63	0.72
Ceredex Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.80	5.19	1.03
	A Shares	1,000.00	1,018.10	6.94	1.38
	C Shares	1,000.00	1,016.00	9.00	1.79
	IS Shares	1,000.00	1,020.99	3.98	0.79
Ceredex Small Cap Value Equity Fund	I Shares	1,000.00	1,018.70	6.24	1.24
	A Shares	1,000.00	1,017.20	7.80	1.55
	C Shares	1,000.00	1,015.50	9.55	1.90
Innovative Growth Stock Fund	I Shares	1,000.00	1,018.40	6.54	1.30
	A Shares	1,000.00	1,017.50	7.54	1.50
International Equity Fund	I Shares	1,000.00	1,019.58	5.69	1.13
	A Shares	1,000.00	1,018.47	6.84	1.36
	IS Shares	1,000.00	1,020.04	5.29	1.05
Silvant Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.10	4.89	0.97
	A Shares	1,000.00	1,018.80	6.19	1.23
	C Shares	1,000.00	1,015.40	9.60	1.91
	IS Shares	1,000.00	1,020.44	4.53	0.90
Silvant Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.50	6.44	1.28
	A Shares	1,000.00	1,017.90	7.09	1.41
	C Shares	1,000.00	1,014.60	10.45	2.08
	IS Shares	1,000.00	1,019.50	5.49	1.09
Conservative Allocation Strategy	I Shares	1,000.00	1,023.40	1.51	0.30
	A Shares	1,000.00	1,021.90	3.02	0.60
	C Shares	1,000.00	1,018.40	6.54	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,022.40	2.52	0.50
	A Shares	1,000.00	1,021.60	3.38	0.67
	C Shares	1,000.00	1,018.40	6.54	1.30
Moderate Allocation Strategy	I Shares	1,000.00	1,022.40	2.52	0.50
	A Shares	1,000.00	1,021.40	3.53	0.70
	C Shares	1,000.00	1,018.40	6.54	1.30

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

90

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

91

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Capital Innovations, LLC

325 Forest Grove Drive, Suite 100

Pewaukee, WI 53072

www.capinnovations.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

Ceredex Value Advisors LLC

301 East Pine Street, Suite 500

Orlando, Florida 32801

www.ceredexvalue.com

WCM Investment Management

281 Brooks Street

Laguna Beach, CA 92651

www.wcminvest.com

This information must be preceded or accompanied by a current prospectus for each Fund described. Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-EQ-0317

2017 ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2017

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

RIDGEWORTH FUNDS    March 31, 2017

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2017

Dear Valued Shareholder,

We sincerely thank you for your continued business and support. Our primary objective is to help you achieve your investment goals, and we are grateful you have placed your confidence in us. We aim to earn your trust through competitive investment performance and excellent client service, and strive to exceed your expectations in both areas.

We are pleased to announce our plans to be acquired by Virtus Investment Partners, Inc., which is expected to be finalized in the second quarter of this year. We believe the transaction will provide strength and continuity for our investors, who will continue to partner with the same investment teams they have come to know through their relationship with RidgeWorth. In addition, clients will benefit from a combined company that can deliver an enhanced level of support and more resources to our investors. We look forward to continuing to serve as your asset manager in the months and years to come.

The past year saw a transition from an environment of sluggish growth, and heightened geopolitical uncertainty to one characterized by diminishing downside risks, steadied earnings growth, and rising consumer and business confidence. In short, despite all of the headline volatility, the backdrop for investing improved.

The U.S. economy began this past year battling the negative effects of a strong U.S. dollar and weak oil prices, as well as geopolitical unrest and slowing growth in China. The U.K.’s vote to leave the European Union contributed to heightened volatility. However, on the positive side, moderate job growth continued and housing prices recovered, which helped strengthen consumer incomes and balance sheets, and led to a further rise in consumer durables. In addition, inflation pressures were muted and the Federal Reserve erred on the side of caution and delayed its latest expected interest rate increase.

As the year progressed, oil prices recovered and the value of the dollar edged lower providing a bit of a macro tailwind to the economy and corporate earnings, while moderate job gains continued to support consumer spending. With volatility fears subsiding following the U.K. Brexit vote, evidence of a stabilizing global economy and a return of modest economic momentum in Europe, investor confidence improved. While the U.S. presidential election was one of the more turbulent ones in recent memory, the Trump victory appeared to rekindle and re-energize both consumers and businesses alike amid hopes for the growth engendering effects of lower tax rates, increased infrastructure spending, and reduced regulatory burdens. This combination of moderating headwinds, improved economic momentum, and renewed optimism regarding more pro-cyclical and stimulative fiscal policies helped lift domestic and global equity markets. Indeed, the improvement was sufficient to help prod the Federal Reserve to raise the overnight federal funds rate in December and then again in March.

Looking ahead, we believe the underlying economic fundamentals remain steady. Corporate profits are moving higher and beating expectations. The economy is improving even though the pace of growth is well short of historic averages. With improved earnings momentum, we believe the market can continue to provide reasonable risk-adjusted returns, despite relatively extended valuations.

That said, we are not entirely sanguine about the future. There is a mix of both positive and negative possibilities that are likely to evolve slowly but generate daily headline risk and market volatility. Tax cuts and tax reform are a major potential positive that we believe may only partially be priced into the markets. Repatriation of offshore corporate profits could also likely boost stock repurchase levels and provide a further lift to stock prices. Cuts in personal tax rates would increase both after tax paychecks as well as confidence.

Downside risks are also evident. The Fed’s Federal Open Market Committee (FOMC) is likely to increase short-term interest rates in the coming year. This will increase the cost of credit. Elections in France, the U.K., and Germany could affect confidence and stability in Europe. Most recently, a spike in tensions related to North Korea have eclipsed the already challenging situation in the Middle East. All of these factors (and more) could tilt market momentum to the downside. So, while we are cautiously positive, we are also aware of the multiple risks facing global growth and the markets.

Despite that uncertainty, we continue to see opportunities in the both the equity and fixed income markets. We believe that RidgeWorth’s bottom-up approach to security selection is well-positioned to capitalize on those opportunities, and we wish to thank you again for the trust and confidence you have placed in us.

Sincerely,

Ashi Parikh

Chief Executive Officer, Chief Investment Officer

RidgeWorth Investments

SEIX CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Core Bond Fund returned 1.15% (I Shares). That compared to a 0.44% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Interest rates moved higher across the Treasury yield curve during the period, and spread levels for corporate and securitized assets tightened. In this environment, the Fund’s absolute returns benefited from higher income and price appreciation from tighter spreads.

Security selection in the Fund’s corporate sleeve was the primary driver of relative outperformance, particularly within the energy sector, metals/mining and banking. Security selection within residential mortgage-backed securities (RMBS), as well as asset allocation to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), also contributed positively to relative performance. However, an underweight position in government-related issues detracted from relative performance.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.00%	2.51%	2.00%	4.41%
	with sales charge*	–3.78%	0.86%	1.02%	3.90%
R Shares^		0.73%	2.27%	1.82%	4.06%
I Shares		1.15%	2.69%	2.23%	4.68%
IS Shares**		1.29%	2.76%	2.28%	4.71%
Bloomberg Barclays U.S. Aggregate Bond Index		0.44%	2.68%	2.34%	4.27%

Prospectus Expense Ratio[1]					Gross
A Shares					0.65%
R Shares					0.88%
I Shares					0.48%
IS Shares					0.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.

**	IS Shares were offered beginning on 8/3/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Corporate Bond Fund returned 6.29% (I Shares). That compared to a 3.31% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate Investment Grade Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

The overall tone was positive for the corporate debt market during the fiscal year, as market participants looked past many of the global and macro uncertainties such as Brexit, U.S. Federal Reserve monetary policy and the U.S. elections. Interest rates moved higher across the Treasury yield curve during the period, and spread levels for corporate assets tightened. In this environment, the Fund’s absolute returns benefited from higher income and price appreciation from tighter spreads.

The Fund’s overweight position in the energy sector strongly contributed to relative performance, especially its position in oil field services, independents and refiners. An overweight position in metals/mining also boosted relative performance. Yield curve positioning detracted modestly from performance during the period. Underweight positions in transportation and home construction, as well as a modest cash position, also dragged on relative performance.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Corporate Investment Grade Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Corporate Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.01%	3.92%	3.71%	4.95%
	with sales charge*	1.02%	2.25%	2.71%	4.44%
C Shares	without CDSC	5.29%	3.20%	3.03%	4.24%
	with CDSC*	4.29%	3.20%	3.03%	4.24%
I Shares		6.29%	4.19%	4.02%	5.26%
Bloomberg Barclays U.S. Corporate Invesment Grade Index		3.31%	3.65%	3.96%	5.44%

Prospectus Expense Ratio[1]					Gross
A Shares					1.11%
C Shares					1.80%
I Shares					0.83%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.95%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias
•	Vincent Flanagan, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Floating rate loans generally offer less interest rate risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Floating Rate High Income Fund returned 10.13% (I Shares). That compared to a 9.74% return for the Credit Suisse Leveraged Loan Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Positive technical conditions and a historically low default environment boosted the leveraged loan asset class overall. Security selection in the broadcasting and utilities sectors benefited results relative to the benchmark, as did an overweight allocation and positive security selection in the gaming/leisure sector.

The Fund’s relative performance was hurt by an overweight position in the cable/wireless sector and negative security selection in the telecom sector. The Fund’s minimal exposure to cash also dragged on relative results.

How do you plan to position the Fund, based on market conditions?

In response to a cooperative macroeconomic backdrop and steadily improving capital market conditions, loan default rate forecasts have been reduced from 2.0% to 1.5% for 2017. As we look beyond 2017, both economic and political uncertainty persist. However, lower expected default rate implies near-term market conditions would not cause default volumes to spike. We believe this to be a benign forecast—positive in the short-term and constructive in the long-term. As a result of these market conditions, we believe leveraged loans are an attractive asset class, and we expect security selection will continue to drive the Fund’s performance.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. Credit Suisse Institutional Leveraged Loan Index is a subindex of the Credit Suisse Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLa facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investors. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/17
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	03/01/06	9.78%	3.18%	4.14%	3.83%
	with sales charge*		7.08%	2.32%	3.61%	3.56%
C Shares	without CDSC	03/01/06	9.28%	2.57%	3.54%	3.22%
	with CDSC*		8.28%	2.57%	3.54%	3.22%
I Shares		03/01/06	10.13%	3.49%	4.44%	4.14%
IS Shares**		02/02/15	10.37%	3.60%	4.52%	4.18%
Credit Suisse Leveraged Loan Index			9.74%	3.72%	4.88%	4.24%

Prospectus Expense Ratio[1]						Gross
A Shares						0.92%
C Shares						1.51%
I Shares						0.62%
IS Shares						0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	IS Shares were offered beginning on 2/2/15. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

* Less than 0.05% of Net Assets.

SEIX GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Georgia Tax-Exempt Bond Fund (I Shares) posted a total return of –0.47%. That compared to 12-month returns of –0.27% and 0.15% for the Lipper Other States Municipal Debt Objective* and the Bloomberg Barclays Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose moderately on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened and total returns generally were higher for lower-quality bonds. Bonds issued by transportation, leasing and health care entities led performance among the larger sectors in the Fund’s benchmark.

The Fund’s relative performance was hurt by its choice of sectors and securities among munis with maturities of 17 years or longer. For instance, an overweight position in the poor-performing special tax sector and select holdings in the electric sector dragged on relative returns. The Fund’s below-benchmark exposure to the top-performing transportation and leasing sectors also detracted.

The Fund’s underweight exposure to the lagging state general obligation sector added to relative results, however, as did the choice of securities in the eight- to 17-year portion of the yield curve.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Lipper Other States Municipal Debt Funds: Funds that limit assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

SEIX GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.66%	3.16%	2.83%	3.53%
	with sales charge*	–5.40%	1.51%	1.83%	3.03%
I Shares		–0.47%	3.30%	2.97%	3.67%
Bloomberg Barclays U.S. Municipal Bond Index		0.15%	3.55%	3.24%	4.33%

Prospectus Expense Ratio[1]					Gross
A Shares					0.75%
I Shares					0.68%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix High Grade Municipal Bond Fund (I Shares) posted a total return of 0.33%. That compared to 12-month returns of –0.06% and 0.15% for the Lipper General & Insured Municipal Debt Objective* and the Bloomberg Barclays Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose modestly on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened through September 2016, but then reversed course following the U.S. Presidential election in November. By the end of the period under review credit spreads were only modestly tighter than they were at the beginning of the period. Bonds issued by entities in the transportation, leasing, health care, and industrial development and pollution control sectors led performance among the larger sectors in the Fund’s benchmark. State general obligation bonds posted a negative return in the Index.

The Fund’s underweight exposure to bonds with maturities in the seven- to 10-year portion of the yield curve added to relative results, as did above-benchmark exposure to bonds with maturities of 20 years or longer, which outperformed. Refunding events by a number of bonds in the portfolio also benefited the Fund on a relative basis. The Fund’s allocation to higher quality bonds and its defensive, underweight position in longer duration bonds helped it weather the sharp decline in prices during the fourth quarter of 2016.

The Fund’s choice of lower-coupon lease bonds in the 20-year maturity range dragged on relative results, as those securities underperformed. An above-benchmark exposure to California general obligation bonds also detracted.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Lipper General and Insured Municipal Debt Funds: Funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

SEIX HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.27%	3.77%	3.87%	4.69%
	with sales charge*	–4.52%	2.11%	2.86%	4.18%
I Shares		0.33%	3.90%	4.03%	4.85%
Bloomberg Barclays U.S. Municipal Bond Index		0.15%	3.55%	3.24%	4.33%

Prospectus Expense Ratio[1]					Gross
A Shares					0.80%
I Shares					0.70%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX HIGH INCOME FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix High Income Fund returned 15.95%. That compared to a 16.39% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

The high-yield bond market benefited from a robust recovery in the commodity-related sectors during the fiscal year. Oil prices essentially doubled from a low point in the first quarter of 2016, and many domestic producers were able to profit in this new price environment. Prices for gas, coal and other commodities followed suit, which increased overall optimism. As a result, the return of the Bloomberg Barclays High Yield Energy Index rose 36.6% during the 12 months ended March 31, 2017, while the Metals and Mining Index was up 33.0%.

In this environment, the Fund’s underweight position in the metals and mining sector and an overweight position in healthcare detracted from relative performance. A modest allocation to cash in a strongly recovering market, as well as unfavorable security selection in health care, transportation and utilities, also hurt relative performance. However, an overweight position in the energy sector and an underweight position among food producers boosted returns relative to the benchmark. Favorable security selection in the energy, telecommunications, chemicals, metals and mining, paper, and cable sectors also contributed to relative performance.

How do you plan to position the Fund, based on market conditions?

Given the relative stability of the market, we are looking for opportunities in more volatile sectors. For example, we have added to exposure in the energy services sector. In our opinion, there are opportunities to invest in deeply discounted bonds at attractive yields from energy services companies that would be high-quality issuers in a normalized energy environment. Also, uncertainty surrounding healthcare and retail has dropped the price of certain bonds to attractive levels.

We expect fundamentals to remain stable in the high-yield market. For example, given the forecast of a relatively healthy economy along with financial strength among issuers, JPMorgan Chase lowered its default rate projection from 2.50% to 2.0% for 2017. Technicals continue to be neutral, with the flow of money into high-yield bonds dependent on the absolute level of yields. Valuations improved toward the end of the fiscal year, but spreads remain below historic averages.

SEIX HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix High Income Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	15.69%	3.04%	5.82%	6.75%
	with sales charge*	10.11%	1.39%	4.81%	6.23%
R Shares^		15.47%	2.84%	5.63%	6.39%
I Shares		15.95%	3.33%	6.10%	7.05%
IS Shares**		15.96%	3.42%	6.15%	7.08%
Bloomberg Barclays U.S. Corporate High Yield Bond Index		16.39%	4.56%	6.82%	7.46%

Prospectus Expense Ratio[1]					Gross
A Shares					1.03%
R Shares					1.23%
I Shares					0.79%
IS Shares					0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	James FitzPatrick, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix High Yield Fund (I Shares) returned 13.48%. That compared to a 13.76% return for the Fund’s benchmark, the Bank of America Merrill Lynch U.S. High Yield BB/B Rated Constrained Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

The robust recovery in the commodity-related sectors boosted the returns of high yield issues. Oil prices nearly doubled from their 2016 low, and the outlook for gas, coal and other commodities was positive. As a result, the default expectations for the overall market were revised downward.

The Fund’s relative returns benefited from an overweight position in the energy sector and an underweight allocation in the retail sector benefited the Fund’s relative return, as did security selection in the chemicals, metals and mining, paper, healthcare, energy, and finance sectors.

Despite positive security selection, an underweight allocation to the mining and metals and telecommunications sectors, as well as overweight allocations to the healthcare and finance sectors hurt the Fund’s relative results. A modest allocation to cash and unfavorable security selection in the telecommunications and transportation sector also dragged on performance.

How do you plan to position the Fund, based on market conditions?

Fundamentals are expected to remain stable in the high yield asset class. Given a relatively healthy economy along with financial strength among many high yield issuers, default rate projections are down for 2017. Additionally, technicals continue to be neutral and dependent on the absolute level of yields. Valuations are more attractive now than at the end of February 2017, but spreads remain below historical averages.

Given the relative stability of the market in the first quarter of 2017, we are looking to more volatile sectors to identify potential opportunities to generate returns. We see opportunities to invest in deeply discounted bonds at attractive yields issued by energy services companies. These companies would be high-quality issuers in a normalized energy environment, and we have added to the Fund’s exposure in the energy services sector. Additionally, uncertainty surrounding healthcare and retail has caused the price of certain bonds in those sectors to drop to levels that we find attractive.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix High Yield Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	13.20%	2.74%	5.37%	5.64%
	with sales charge*	7.81%	1.11%	4.35%	5.13%
R Shares^		12.90%	2.53%	5.13%	5.17%
I Shares**		13.48%	2.97%	5.61%	5.83%
IS Shares**		13.56%	3.00%	5.62%	5.84%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index		13.76%	4.66%	6.61%	6.92%

Prospectus Expense Ratio[1]					Gross
A Shares					0.84%
R Shares					1.04%
I Shares					0.61%
IS Shares					0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

**	IS Shares were offered beginning on 8/1/16. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Investment Grade Tax-Exempt Bond Fund (I Shares) posted a total return of –0.24%. That compared to 12-month returns of –0.25% and 0.10% for the Lipper Intermediate Municipal Debt Objective* and the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose modestly on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened through September 2016, but then reversed course following the U.S. Presidential election in November. By the end of the period under review credit spreads were only modestly tighter than they were at the beginning of the period. Holdings of bonds issued by transportation, leasing, health care, and industrial development and pollution control entities led performance among the larger sectors in the Fund’s benchmark. State general obligation bonds posted a negative return in the Index.

The Fund’s choice of securities within the 10-year sector of the yield curve reduced relative results, as did an overweight position in California general obligation bonds. A below-benchmark exposure to the strong-performing transportation sector also weighed on relative returns.

Above-benchmark exposure to longer maturities, most notably to securities with maturities of 20 years and longer, added to relative results as those outperformed the 10-year bond sector for the period under review. An overweight position in the special tax and water/sewer sectors also enhanced relative performance, as did security selection in the education sector. Refunding events by a number of bonds held in the portfolio added to relative results as well. The Fund’s allocation to relatively high-quality bonds and its defensive, underweight position in relatively long-duration bonds helped it weather the sharp decline in prices during the fourth quarter of 2016.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Lipper Intermediate Municipal Debt Funds: Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.48%	2.47%	2.47%	4.03%
	with sales charge*	–5.20%	0.81%	1.48%	3.53%
I Shares		–0.24%	2.63%	2.64%	4.27%
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend Index		0.10%	2.79%	2.68%	4.07%

Prospectus Expense Ratio[1]					Gross
A Shares					0.94%
I Shares					0.69%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Limited Duration Fund returned 0.86%. That compared to a 0.36% return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

The U.S. Federal Reserve raised the federal funds rate by 25 basis points in both December and March. The Fund primarily held high-quality mortgage- and asset-backed securities, which offered higher yields than Treasury bills of comparable duration. The income from such issues benefited the Fund’s absolute return for the period, and helped the Fund outperform its Treasury-only benchmark index.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/17
Seix Limited Duration Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.86%	0.43%	0.52%	0.97%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.36%	0.17%	0.14%	0.69%

Prospectus Expense Ratio[1]				Gross
I Shares				0.47%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.35%. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2017?

The Seix North Carolina Tax-Exempt Bond Fund (I Shares) posted a total return of –0.53%. That compared to 12-month returns of –0.27% and 0.15% for the Lipper Other States Municipal Debt Objective* and the Bloomberg Barclays Municipal Bond Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose moderately on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened and total returns generally were higher for lower-quality bonds. Bonds issued by transportation, leasing and health care entities led performance among the larger sectors in the Fund’s benchmark.

The Fund’s sector and security selection among bonds with maturities of 17 years or longer dragged on relative results. Overweight positions and holdings in the electric and leasing sectors weighed on performance relative to the benchmark, as longer maturity bonds in these sectors underperformed.

An underweight exposure to the lagging state general obligation sector added to relative performance, as did the Fund’s security selection among bonds with maturities between 12 and 17 years.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Lipper Other States Municipal Debt Funds: Funds that limit assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix North Carolina Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.59%	3.03%	2.64%	3.49%
	with sales charge*	–5.28%	1.37%	1.65%	2.99%
I Shares		–0.53%	3.18%	2.79%	3.65%
Bloomberg Barclays U.S. Municipal Bond Index		0.15%	3.55%	3.24%	4.33%

Prospectus Expense Ratio[1]					Gross
A Shares					0.81%
I Shares					0.73%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX SHORT-TERM BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Short-Term Bond Fund returned 0.23% (I Shares). That compared to a 0.71% return for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Interest rates moved higher across the short-term Treasury yield curve, while spread levels for short duration corporate and securitized assets tightened. In this environment, the Fund’s absolute returns were driven by higher income and price appreciation from tighter spreads.

Security selection among corporate assets was the primary detractor from relative performance, as the Fund remained essentially neutral versus the benchmark for most of the year. The Fund’s holdings among higher quality issuers also detracted from performance, as lower quality securities outperformed. However, the Fund’s relative performance benefitted from asset allocation to securitized assets.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays 1-3 Year Government/Credit Index. The Bloomberg Barclays 1-3 Year Government/Credit Index (Barclay’s Index) is the 1-3 year component of the U.S. Government/Credit Index. The Bloomberg Barclays Index includes securities in the Bloomberg Barclays Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Barclay’s Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	0.03%	0.41%	0.64%	2.04%
	with sales charge*	–2.50%	–0.45%	0.12%	1.78%
C Shares	without CDSC	–0.47%	–0.06%	0.05%	1.33%
	with CDSC*	–1.46%	–0.06%	0.05%	1.33%
I Shares		0.23%	0.61%	0.85%	2.26%
Bloomberg Barclays 1-3 Year Government/Credit Index		0.71%	0.96%	0.93%	2.34%

Prospectus Expense Ratio[1]					Gross
A Shares					0.81%
C Shares					1.58%
I Shares					0.68%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80%, 1.58% and 0.60% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX SHORT-TERM MUNICIPAL BOND FUND

Portfolio Managers

•	Ronald Schwartz, CFA
•	Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Short-Term Municipal Bond Fund (I Shares) posted a total return of 0.40%. That compared to 12-month returns of 0.25% and 0.57% for the Lipper Short Municipal Debt Objective* and the Bloomberg Barclays Municipal Bond 1-5 Year Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose modestly on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened through September 2016, but then reversed course following the U.S. Presidential election in November. By the end of the period under review credit spreads were only modestly tighter than they were at the beginning of the period. Bonds issued by entities in the transportation, industrial development and pollution control, leasing and health care sectors led performance among the larger sectors in the Fund’s benchmark. State general obligation bonds posted a negative return in the Index.

An underweight position in the three- and five-year area of the yield curve dragged on the Fund’s relative returns, as did underweight positions in the strong-performing electric and education sectors. The Fund’s holdings of A-rated transportation and lease bonds also detracted from results, as those securities underperformed.

The Fund’s above-benchmark exposure to AAA-rated securities added to relative results. An overweight position in bonds with maturities of one year or less also added, as did overweight positions in the transportation, water/sewer and special tax sectors, which all outperformed.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Short Municipal Debt Funds: Funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

SEIX SHORT-TERM MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays Municipal Bond 1-5 Year Index, which covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Short-Term Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.26%	0.52%	0.93%	2.85%
	with sales charge**	–2.28%	–0.34%	0.41%	2.59%
I Shares		0.40%	0.67%	1.07%	2.96%
Bloomberg Barclays Municipal Bond 1-5 Year Index		0.57%	1.14%	1.21%	2.67%

Prospectus Expense Ratio[1]					Gross
A Shares					0.73%
I Shares					0.63%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.68% and 0.48% for A and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.01% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 2.50%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D.
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Total Return Bond Fund returned 1.53% (I Shares). That compared to a 0.44% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Interest rates moved higher across the Treasury yield curve during the period, and spread levels for corporate and securitized assets tightened. In this environment, the Fund’s absolute returns benefited from higher income and price appreciation from tighter spreads.

Security selection within the energy, metals and mining, and banking sectors were the primary drivers of relative performance. Security selection within residential mortgage-backed securities (RMBS), as well the Fund’s allocation to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), also contributed positively to relative performance. The Fund’s relative performance also benefited from global investments, including exposure to emerging markets and to foreign currencies.

By contrast, the Fund’s use of high-yield credit default swaps to position against the continuation of high-yield outperformance detracted from relative returns. An underweight position in government-related issues also hurt relative performance.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Total Return Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.22%	2.49%	2.09%	4.49%
	with sales charge*	–3.59%	0.83%	1.11%	3.99%
R Shares		0.83%	2.11%	1.74%	4.13%
I Shares		1.53%	2.73%	2.37%	4.81%
IS Shares**		1.58%	2.86%	2.45%	4.85%
Bloomberg Barclays U.S. Aggregate Bond Index		0.44%	2.68%	2.34%	4.27%

Prospectus Expense Ratio[1]					Gross
A Shares					0.71%
R Shares					1.06%
I Shares					0.45%
IS Shares					0.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

**	IS Shares were offered beginning on 8/1/14. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix U.S. Government Securities Ultra-Short Bond Fund (I Shares) returned 0.98%. That compared to a 0.45% return for the Fund’s benchmark, the Bloomberg Barclays 3-6 Month Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Over the 12-month period, rising interest rates, coupon income and spread tightening were the largest contributors to the Fund’s absolute return. Interest rates rose across the short-term Treasury yield curve, and tighter spread levels for short duration agency securitized assets offset the negative impact of those rising rates. The Fund’s exposure to higher yielding sectors generated additional coupon income.

An overweight position in higher yielding agency securitized assets boosted results relative to the Fund’s benchmark. There were no meaningful detractors from the Fund’s performance during the period.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index (“Index”). The Index is the 3-6 month component of the Bloomberg Barclays U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/17
Seix U.S. Government Securities Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	0.98%	0.54%	0.57%	1.94%
IS Shares*	1.19%	0.61%	0.61%	1.96%
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	0.45%	0.26%	0.21%	0.87%

Prospectus Expense Ratio[1]				Gross
I Shares				0.41%
IS Shares				0.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	IS Shares were offered beginning on 8/1/16. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect IS Share expenses. If it had been, performance would have been higher.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

* Less than 0.05% of Net Assets.

SEIX U.S. MORTGAGE FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix U.S. Mortgage Fund returned –0.03% (I Shares). That compared to a 0.17% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Interest rates moved higher across the Treasury yield curve during the period, and spread levels for securitized assets tightened. In this environment, the Fund’s absolute returns benefited from higher income and price appreciation from tighter spreads.

The Fund’s allocation to adjustable rate mortgages and 15-year mortgage-backed securities detracted from relative performance during the period. However, positions in commercial mortgage-backed securities, 30-year mortgage-backed securities and Ginnie Mae 30-year mortgages helped relative performance.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX U.S. MORTGAGE FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index, which covers agency pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix U.S. Mortgage Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.23%	2.42%	1.74%	3.72%
	with sales charge*	–2.73%	1.55%	1.23%	3.46%
C Shares	without CDSC	–0.97%	1.65%	0.96%	2.91%
	with CDSC*	–1.95%	1.65%	0.96%	2.91%
I Shares		–0.03%	2.62%	1.94%	3.92%
Bloomberg Barclays U.S. Mortgage Backed Securities Index		0.17%	2.69%	2.04%	4.16%

Prospectus Expense Ratio[1]					Gross
A Shares					1.10%
C Shares					1.79%
I Shares					0.86%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.90%, 1.65% and 0.70% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX ULTRA-SHORT BOND FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Michael Rieger
•	Jonathan Yozzo
•	Carlos Catoya

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2017?

The Seix Ultra-Short Bond Fund (I Shares) returned 1.41%. That compared to a 0.45% return for the Fund’s benchmark, the Bloomberg Barclays 3-6 Month Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Over the 12-month period, rising interest rates, coupon income and spread tightening were the largest contributors to the Fund’s absolute return. As interest rates rose across the short-term Treasury yield curve, tighter spread levels for short duration corporate and securitized assets helped to offset the negative impact of these rising yields.

The Fund’s overweight allocation to higher yielding sectors generated additional coupon income. Income, price appreciation from tighter spreads, and price depreciation from the rise in interest rates drove absolute returns.

Relative to the benchmark, the Fund benefited from overweight positions to the primary spread sectors of corporate and securitized bonds, including residential and commercial mortgage-backed securities and asset-backed securities. There were no meaningful detractors from the Fund’s performance during the period.

How do you plan to position the Fund, based on market conditions?

We continue to monitor the Trump administration’s pro-growth business agenda, primarily around regulatory relief and potential fiscal spending, largely within the defense department. However, specifics related to tax reform and infrastructure spending have yet to materialize, and continued back-and-forth over the status of a new healthcare bill adds to uncertainty. Looking abroad, European elections could threaten the European Union and put additional pressure on the euro. In Asia, China’s continued growth slowdown, troubling debt levels and overvalued currency could prove problematic.

Given this uncertain landscape, our investment strategy will continue to seek safe income at a reasonable price. We expect demand for high-quality U.S. fixed income assets to remain strong, especially when viewed through a global relative value framework. However, spread sector valuations appear rich in the near term. Security selection will continue to drive performance in this unprecedented market environment.

SEIX ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index. The Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index (“Index”) is the 3-6 month component of the Bloomberg Barclays U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/17
Seix Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	1.41%	0.79%	0.91%	1.80%
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	0.45%	0.26%	0.21%	0.87%

Prospectus Expense Ratio[1]				Gross
I Shares				0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform relative to its benchmark for the fiscal year ended March 31, 2017?

The Seix Virginia Intermediate Municipal Bond Fund (I Shares) posted a total return of 0.13%. That compared to 12-month returns of -0.82% and 0.10% for the Lipper Other States Intermediate Municipal Debt Objective* and the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, respectively.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2017?

Municipal bond (muni) prices declined over the 12-month period as yields rose moderately on five-, 10- and 30-year AAA-rated munis. Credit spreads tightened and total returns generally were higher for lower-quality bonds. Bonds issued by transportation, leasing and health care entities led performance among the larger sectors in the Fund’s benchmark.

The Fund’s choice of securities with maturities between eight and 17 years added to relative performance, as did an overweight position in the strong-performing leasing sector. The advance refunding of a large holding also boosted relative returns.

An underweight allocation to the strong-performing four- to six-year section of the yield curve dragged on relative results. The Fund’s higher-than-benchmark exposure to the weak-performing special tax sector also detracted.

How do you plan to position the Fund, based on market conditions?

Munis remain attractive based on strong technical factors and healthy fundamentals. The opportunity to capture tax-exempt income and yields that are attractive relative to other fixed-income investments also are constructive for muni bonds in the current environment. Even so, discussion of changes in fiscal policy could lead to increased volatility in muni markets, underscoring the value of a cautious approach.

We feel the Fund’s current yield curve position and its sector allocations are appropriate given our forecasts for the economy and for financial markets. We will continue to invest tactically and focus on securities with relatively high credit quality.

*	Lipper Other States Intermediate Municipal Debt Funds: Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2017)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/07. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend Index (“Index”) which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/17
Seix Virginia Interm Muni Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.01%	2.56%	2.15%	3.46%
	with sales charge*	–4.74%	0.92%	1.16%	2.96%
I Shares		0.13%	2.64%	2.28%	3.60%
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend Index		0.10%	2.79%	2.68%	4.07%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
I Shares					0.68%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.80% and 0.65% for A and I Shares, respectively. Without these fee waivers, performance would have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/17 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2017)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 4.4%
Automobiles 0.7%
Ford Credit Auto Owner Trust, Series 2014-2, Cl A, 2.310%, 04/15/26(a)	1,060,000	1,068,968
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Cl A, 2.260%, 11/15/25(a)	340,000	342,819

		1,411,787

Credit Card 1.7%
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 1.362%, 07/15/22(b)	1,435,000	1,438,302
Capital One Multi-Asset Execution Trust, Series 2005-B3, Cl B3, 1.573%, 05/15/28(b)	396,000	381,193
Master Credit Card Trust II, Series 2017-1A, Cl A, 2.260%, 07/21/21(a)	960,000	965,563
World Financial Network Credit Card Master Trust, Series 2016-B, Cl A, 1.440%, 06/15/22	815,000	812,776

		3,597,834

Other 2.0%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	1,141,700	1,160,336
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	1,121,199	1,135,811
Taco Bell Funding LLC, Series 2016-1A, Cl A2I, 3.832%, 05/25/46(a)	1,198,975	1,215,419
Verizon Owner Trust, Series 2016-1A, Cl A, 1.420%, 01/20/21(a)	890,000	884,542

		4,396,108

Total Asset-Backed Securities (Cost $9,328,567)		9,405,729

Collateralized Mortgage Obligations 5.5%
Commercial Mortgage Backed Securities 5.5%
Federal National Mortgage Association
Series 2017-M3, Cl A2, 2.569%, 12/25/26(b)	1,190,000	1,141,564

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
FREMF Mortgage Trust
Series 2012-K21, Cl B, 3.938%, 07/25/45(a)(b)	490,000	508,503
Series 2013-K25, Cl B, 3.619%, 11/25/45(a)(b)	740,000	756,300
Series 2013-K713, Cl B, 3.166%, 04/25/46(a)(b)	480,000	487,002
Series 2016-K52, Cl B, 3.922%, 01/25/49(a)(b)	745,000	737,428

		2,489,233

GS Mortgage Securities Corp. II
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	1,195,000	1,210,541

GS Mortgage Securities Trust
Series 2010-C1, Cl A2, 4.592%, 08/10/43(a)	1,011,000	1,071,077

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	770,000	796,969
Series 2014-CPT, Cl AM, 3.402%, 07/13/29(a)(b)	615,000	628,287

		1,425,256

Queens Center Mortgage Trust
Series 2013-QCA, Cl A, 3.275%, 01/11/37(a)	265,000	266,621

VNDO Mortgage Trust
Series 2013-PENN, Cl B, 3.947%, 12/13/29(a)(b)	1,125,000	1,170,606

WFRBS Commercial Mortgage Trust
Series 2012-C10, Cl AS, 3.241%, 12/15/45	995,000	1,008,125
Series 2012-C6, Cl AS, 3.835%, 04/15/45	638,000	666,331
Series 2012-C8, Cl AFL, 1.943%, 08/15/45(a)(b)	1,380,000	1,394,074

		3,068,530

Total Collateralized Mortgage Obligations (Cost $11,810,064)		11,843,428

Corporate Bonds 24.8%
Aerospace/Defense 0.6%
L-3 Communications, Inc., 3.850%, 12/15/26	305,000	309,243
Rockwell Collins, Inc., 3.500%, 03/15/27(c)	933,000	933,270

		1,242,513

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agriculture 0.6%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	1,187,000	1,192,193

Airlines 0.2%
United Airlines Pass Through Trust, Series 2016-1, Cl A, 3.450%, 07/07/28	342,000	335,160

Auto Manufacturers 0.5%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	349,000	348,786
General Motors Co., 5.200%, 04/01/45	835,000	818,478

		1,167,264

Banks 6.5%
Bank of America Corp., 1.700%, 08/25/17, MTN	644,000	644,999
Bank of America Corp., 3.124%, 01/20/23, MTN(b)	1,112,000	1,117,715
Bank of New York Mellon Corp. (The), 3.000%, 10/30/28, MTN	436,000	414,848
Barclays PLC, 4.337%, 01/10/28	495,000	494,023
Citigroup, Inc., 2.500%, 09/26/18	1,039,000	1,048,288
Citigroup, Inc., 4.750%, 05/18/46	497,000	490,975
Credit Suisse Group AG, 4.282%, 01/09/28(a)	730,000	726,825
Goldman Sachs Group, Inc. (The), 3.850%, 01/26/27	604,000	606,946
Lloyds Banking Group PLC, 3.750%, 01/11/27	847,000	832,661
Morgan Stanley, 3.125%, 07/27/26, MTN	1,522,000	1,452,711
Morgan Stanley, 3.625%, 01/20/27	436,000	432,815
Morgan Stanley, 4.375%, 01/22/47	602,000	602,436
PNC Bank NA, 2.150%, 04/29/21, MTN	715,000	707,976
Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	1,299,000	1,280,242
U.S. Bancorp, 2.625%, 01/24/22, MTN	801,000	804,023
U.S. Bancorp, 5.300%(b)(d)	576,000	586,800
Wells Fargo & Co., 3.069%, 01/24/23	1,046,000	1,052,362
Westpac Banking Corp., 4.322%, 11/23/31, GMTN(b)	690,000	697,251

		13,993,896

	Shares or Principal Amount($)	Value($)
Beverages 0.2%
Molson Coors Brewing Co., 4.200%, 07/15/46	457,000	427,940

Biotechnology 0.2%
Celgene Corp., 4.625%, 05/15/44	235,000	233,071
Celgene Corp., 5.000%, 08/15/45	221,000	231,324

		464,395

Building Materials 0.2%
Johnson Controls International PLC, 4.500%, 02/15/47	501,000	508,495

Commercial Services 0.2%
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	211,000	201,742
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	283,000	306,679

		508,421

Computers 0.9%
Apple, Inc., 4.250%, 02/09/47	496,000	503,955
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 07/15/46(a)	753,000	972,497
Everett Spinco, Inc., 4.250%, 04/15/24(a)	445,000	452,488

		1,928,940

Diversified Financial Services 1.3%
Air Lease Corp., 4.250%, 09/15/24	1,372,000	1,420,314
Lazard Group LLC, 3.750%, 02/13/25	1,016,000	1,009,973
TD Ameritrade Holding Corp., 2.950%, 04/01/22	361,000	365,456

		2,795,743

Electric 0.6%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	220,000	274,654
Duke Energy Corp., 3.750%, 09/01/46	728,000	653,574
Exelon Generation Co. LLC, 6.200%, 10/01/17	291,000	297,343

		1,225,571

Healthcare-Products 0.3%
Medtronic, Inc., 3.500%, 03/15/25	176,000	180,091
Medtronic, Inc., 4.625%, 03/15/45	450,000	483,170

		663,261

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	334,000	349,881

Insurance 0.6%
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	702,000	702,000
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	556,000	605,239

		1,307,239

Lodging 0.1%
Wyndham Worldwide Corp., 4.500%, 04/01/27	219,000	220,625

Machinery-Diversified 0.1%
Xylem, Inc., 3.250%, 11/01/26	298,000	294,263

Media 0.6%
Time Warner, Inc., 3.800%, 02/15/27	795,000	786,331
Viacom, Inc., 3.450%, 10/04/26	422,000	401,388

		1,187,719

Mining 1.6%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	775,000	888,705
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	658,000	747,688
Newmont Mining Corp., 6.250%, 10/01/39	1,532,000	1,777,532

		3,413,925

Miscellaneous Manufacturer 0.4%
General Electric Co., 4.125%, 10/09/42	189,000	192,516
General Electric Co., 5.250%, 12/06/17	653,000	669,537

		862,053

Oil & Gas 1.5%
BP Capital Markets PLC, 2.112%, 09/16/21	232,000	227,837
HollyFrontier Corp., 5.875%, 04/01/26	1,025,000	1,088,261
Nabors Industries, Inc., 5.500%, 01/15/23(a)	289,000	294,961
Shell International Finance BV, 1.750%, 09/12/21	402,000	390,760
Shell International Finance BV, 4.375%, 05/11/45	659,000	668,294
Woodside Finance Ltd., 4.600%, 05/10/21(a)	550,000	576,725

		3,246,838

	Shares or Principal Amount($)	Value($)
Oil & Gas Services 0.8%
Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	454,000	464,226
Schlumberger Holdings Corp., 4.000%, 12/21/25(a)	887,000	924,411
Schlumberger Investment SA, 3.300%, 09/14/21(a)	285,000	293,661
TechnipFMC PLC, 3.450%, 10/01/22	127,000	125,928

		1,808,226

Pharmaceuticals 0.1%
Novartis Securities Investment Ltd., 5.125%, 02/10/19	215,000	228,431

Pipelines 1.8%
Boardwalk Pipelines LP, 4.450%, 07/15/27	280,000	282,890
Energy Transfer Partners LP, 5.300%, 04/15/47	663,000	634,446
EnLink Midstream Partners LP, 4.150%, 06/01/25	838,000	827,918
MPLX LP, 5.200%, 03/01/47	465,000	467,914
Sabine Pass Liquefaction LLC, 4.200%, 03/15/28(a)	1,121,000	1,107,338
Transcanada Trust, 5.300%, 03/15/77(b)	117,000	115,611
Valero Energy Partners LP, 4.375%, 12/15/26	431,000	434,947

		3,871,064

Real Estate Investment Trust 1.1%
American Tower Corp., 3.500%, 01/31/23	312,000	313,845
American Tower Corp., 5.000%, 02/15/24	572,000	617,724
Boston Properties LP, 3.650%, 02/01/26	375,000	373,535
Digital Realty Trust LP, 3.950%, 07/01/22	627,000	653,000
Digital Realty Trust LP, 4.750%, 10/01/25	425,000	448,547

		2,406,651

Retail 0.2%
Home Depot, Inc. (The), 2.625%, 06/01/22	345,000	347,815

Semiconductors 1.9%
Analog Devices, Inc., 3.500%, 12/05/26	616,000	610,071
Applied Materials, Inc., 3.300%, 04/01/27	628,000	630,494

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Semiconductors—continued
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 01/15/27(a)	667,000	670,517
NVIDIA Corp., 3.200%, 09/16/26	444,000	430,661
TSMC Global Ltd., 1.625%, 04/03/18(a)	1,673,000	1,668,751

		4,010,494

Software 0.6%
Oracle Corp., 2.650%, 07/15/26	1,329,000	1,265,484

Telecommunication Services 0.9%
AT&T, Inc., 2.375%, 11/27/18	532,000	535,687
AT&T, Inc., 4.350%, 06/15/45	598,000	526,348
Cisco Systems, Inc., 2.125%, 03/01/19	460,000	464,799
Verizon Communications, Inc., 5.500%, 03/16/47	323,000	338,551

		1,865,385

Total Corporate Bonds (Cost $52,070,598)		53,139,885

U.S. Government Agency Mortgages 22.8%
Federal Home Loan Mortgage Corporation
Pool #G30614, 3.500%, 12/01/32	747,877	780,275
Pool #C91768, 3.500%, 07/01/34	940,135	975,539
Pool #G01779, 5.000%, 04/01/35	116,269	127,517
Pool #G01838, 5.000%, 07/01/35	25,467	27,967
Pool #G01837, 5.000%, 07/01/35	53,119	58,201
Pool #Z40115, 6.000%, 05/01/36	768,124	868,451
Pool #G03296, 6.000%, 09/01/37	267,661	309,973
Pool #G05326, 5.000%, 02/01/38	111,190	121,410
Pool #G08347, 4.500%, 06/01/39	123,817	133,023
Pool #G08353, 4.500%, 07/01/39	160,251	172,245
Pool #G05606, 4.500%, 07/01/39	1,421,890	1,528,596
Pool #G06079, 6.000%, 07/01/39	50,490	57,186
Pool #A89148, 4.000%, 10/01/39	302,845	318,715

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A89384, 4.000%, 10/01/39	57,857	60,931
Pool #G08372, 4.500%, 11/01/39	474,976	510,470
Pool #A93101, 5.000%, 07/01/40	56,320	61,398
Pool #G06061, 4.000%, 10/01/40	453,331	478,363
Pool #A95085, 4.000%, 11/01/40	290,939	306,427
Pool #V82101, 4.000%, 11/01/40	215,843	227,351
Pool #A95822, 4.000%, 12/01/40	500,361	529,161
Pool #A95796, 4.000%, 12/01/40	176,812	186,212
Pool #G60126, 4.500%, 11/01/41	45,815	49,225
Pool #C04123, 4.000%, 07/01/42	828,609	876,009
Pool #Q13801, 3.000%, 12/01/42	204,297	203,707
Pool #G60019, 4.500%, 03/01/44	1,636,865	1,759,927
Pool #Q29416, 4.000%, 11/01/44	237,007	249,718
Pool #Q31645, 4.000%, 02/01/45	132,072	139,148
Pool #Q31066, 4.000%, 02/01/45	182,067	192,079
Pool #G60589, 4.000%, 02/01/45	1,618,475	1,699,102
Pool #Q35611, 4.000%, 09/01/45	1,170,483	1,233,328
Pool #Q36238, 4.000%, 09/01/45	221,939	232,975
Pool #Q37163, 3.500%, 11/01/45	645,283	662,398
Pool #Q38473, 4.000%, 01/01/46	787,077	826,215
Pool #Q40240, 4.000%, 03/01/46	247,853	260,177
Pool #Q40124, 3.500%, 04/01/46	815,909	837,555
Pool #Q40123, 3.500%, 04/01/46	637,441	654,932
Pool #Q40723, 4.000%, 05/01/46	712,126	747,537

		18,463,443

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Federal National Mortgage Association
Pool #AP9592, 3.500%, 10/01/32	773,905	808,258
Pool #MA1630, 4.000%, 10/01/33	273,183	289,308
Pool #MA1763, 3.500%, 01/01/34	312,620	326,502
Pool #890248, 6.000%, 08/01/37	72,720	83,171
Pool #AE0814, 6.000%, 09/01/39	745,104	841,267
Pool #AC2817, 4.000%, 10/01/39	76,180	79,965
Pool #AX3605, 3.500%, 01/01/40	229,694	236,356
Pool #AC9564, 4.500%, 02/01/40	210,044	227,182
Pool #AL7497, 3.500%, 09/01/40	2,279,922	2,347,642
Pool #AE3860, 5.000%, 10/01/40	811,165	888,538
Pool #AE9284, 4.000%, 11/01/40	99,058	104,167
Pool #AE5143, 4.000%, 11/01/40	64,092	67,495
Pool #AE4414, 4.000%, 11/01/40	453,698	477,303
Pool #MA0639, 4.000%, 02/01/41	207,660	218,590
Pool #AL0215, 4.500%, 04/01/41	705,165	759,099
Pool #AB3274, 4.500%, 07/01/41	370,368	399,259
Pool #AW8154, 3.500%, 01/01/42	1,158,298	1,192,473
Pool #AB5188, 3.500%, 05/01/42	405,666	417,266
Pool #AZ0572, 3.000%, 06/01/42	448,933	447,542
Pool #AP7874, 3.500%, 10/01/42	285,520	293,454
Pool #AB8726, 3.500%, 03/01/43	1,131,183	1,162,624
Pool #AT4912, 4.000%, 05/01/43	430,319	453,244
Pool #AT0536, 4.000%, 10/01/43	303,959	319,092
Pool #AS0653, 4.000%, 10/01/43	172,204	181,534

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AV3452, 4.000%, 02/01/44	588,814	617,831
Pool #AL6223, 4.500%, 08/01/44	791,786	850,021
Pool #AL9127, 4.000%, 10/01/44	1,750,636	1,844,959
Pool #AY2685, 4.500%, 01/01/45	104,264	112,359
Pool #BD9394, 3.500%, 06/01/45	293,334	300,581
Pool #MA2341, 4.500%, 06/01/45	53,023	56,908
Pool #AZ9213, 4.000%, 10/01/45	1,312,285	1,384,820
Pool #AS6515, 4.000%, 01/01/46	1,209,296	1,268,918
Pool #BC2470, 3.500%, 02/01/46	525,701	542,623
Pool #AX5534, 4.000%, 06/01/46	141,213	150,072
Pool #AS7561, 4.000%, 06/01/46	200,994	213,603
Pool #BC8441, 4.000%, 06/01/46	334,628	351,144
Pool #BC5673, 4.000%, 08/01/46	977,814	1,026,079
Pool #BD4896, 4.000%, 08/01/46	889,882	933,803
Pool #BC5696, 4.000%, 09/01/46	828,022	868,891

		23,143,943

Government National Mortgage Association
Pool #736663, 5.000%, 03/15/40	844,452	923,011
Pool #783653, 5.000%, 08/15/40	133,165	146,504
Pool #MA0321, 5.000%, 08/20/42	75,997	82,512
Pool #AM0226, 4.000%, 05/15/45	857,859	906,083
Pool #AM9875, 4.000%, 06/15/45	373,001	394,886
Pool #AN6811, 4.000%, 07/15/45	177,772	187,839
Pool #AM8631, 4.000%, 07/15/45	593,632	627,294
Pool #AN5745, 4.000%, 07/15/45	737,734	782,464

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Core Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AN5764, 4.000%, 07/15/45	278,241	293,914
Pool #AN5766, 4.000%, 07/15/45	297,860	314,607
Pool #MA3875, 4.000%, 08/20/46	972,675	1,028,070
Pool #AV6530, 4.000%, 08/20/46	347,821	367,630
Pool #MA4005, 4.000%, 10/20/46	691,360	730,734
Pool #MA4072, 5.000%, 11/20/46	423,835	455,610

		7,241,158

Total U.S. Government Agency Mortgages (Cost $48,758,130)		48,848,544

U.S. Treasury Obligations 40.1%
U.S. Treasury Bond 2.8%
2.875%, 11/15/46	6,125,000	5,942,922

U.S. Treasury Inflation Indexed Bond 2.8%
1.000%, 02/15/46	5,888,893	5,978,399

U.S. Treasury Notes 34.5%
0.625%, 09/30/17	2,650,000	2,646,274
1.250%, 10/31/18	1,594,000	1,595,245
0.750%, 08/15/19	14,961,000	14,750,020
1.375%, 04/30/20	5,652,000	5,621,089
1.625%, 07/31/20(e)	22,494,000	22,496,632
2.000%, 05/31/21	12,324,000	12,417,391
2.250%, 02/15/27	14,746,000	14,557,649

		74,084,300

Total U.S. Treasury Obligations (Cost $86,264,674)		86,005,621

	Shares or Principal Amount($)	Value($)
Money Market Fund 6.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(f)	13,510,206	13,510,206

Total Money Market Fund (Cost $13,510,206)		13,510,206

Total Investments (Cost $221,742,239) — 103.9%		222,753,413
Liabilities in Excess of Other Assets — (3.9)%		(8,292,147)

Net Assets — 100.0%		$214,461,266

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 13.1% of net assets as of March 31, 2017.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Perpetual maturity.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviation

MTN	—	Medium Term Note
GMTN	—	Global Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Corporate Bond Fund

	Shares or Principal Amount($)	Value($)
Corporate Bonds 88.3%
Aerospace/Defense 2.1%
L-3 Communications, Inc., 3.850%, 12/15/26	97,000	98,349
Rockwell Collins, Inc., 3.500%, 03/15/27(a)	338,000	338,098

		436,447

Agriculture 1.2%
Japan Tobacco, Inc., 2.100%, 07/23/18(b)	250,000	251,094

Airlines 0.5%
United Airlines Pass Through Trust, Series 2016-1, Cl A, 3.450%, 07/07/28	110,000	107,800

Auto Manufacturers 1.3%
General Motors Co., 5.200%, 04/01/45	267,000	261,717

Banks 23.3%
Bank of America Corp., 3.124%, 01/20/23, MTN(c)	374,000	375,922
Bank of New York Mellon Corp. (The), 3.000%, 10/30/28, MTN	227,000	215,988
Barclays PLC, 4.337%, 01/10/28	200,000	199,605
Citigroup, Inc., 4.750%, 05/18/46	250,000	246,970
Credit Suisse Group AG, 4.282%, 01/09/28(b)	252,000	250,904
Goldman Sachs Group, Inc. (The), 3.850%, 01/26/27	209,000	210,019
JPMorgan Chase & Co., 1.800%, 01/25/18	255,000	255,392
Lloyds Banking Group PLC, 3.750%, 01/11/27	293,000	288,040
Morgan Stanley, 2.625%, 11/17/21, MTN	190,000	188,748
Morgan Stanley, 3.625%, 01/20/27	151,000	149,897
Morgan Stanley, 4.375%, 01/22/47	208,000	208,151
National Australia Bank Ltd., 1.875%, 07/12/21	434,000	421,481
PNC Bank NA, 2.150%, 04/29/21, MTN	250,000	247,544
Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	649,000	639,628
U.S. Bancorp, 2.625%, 01/24/22, MTN	124,000	124,468
U.S. Bancorp, 5.300%(c)(d)	209,000	212,919
Wells Fargo & Co., 3.069%, 01/24/23	351,000	353,135

	Shares or Principal Amount($)	Value($)
Banks—continued
Westpac Banking Corp., 4.322%, 11/23/31, MTN(c)	219,000	221,301

		4,810,112

Biotechnology 0.8%
Celgene Corp., 4.625%, 05/15/44	76,000	75,376
Celgene Corp., 5.000%, 08/15/45	78,000	81,644

		157,020

Building Materials 1.0%
Johnson Controls International PLC, 4.500%, 02/15/47	202,000	205,022

Computers 4.2%
Apple, Inc., 1.000%, 05/03/18	401,000	399,769
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 07/15/46(b)	239,000	308,668
Everett Spinco, Inc., 4.250%, 04/15/24(b)	160,000	162,692

		871,129

Diversified Financial Services 6.5%
Air Lease Corp., 4.250%, 09/15/24	395,000	408,910
Jefferies Group LLC, 4.850%, 01/15/27(e)	415,000	423,626
Lazard Group LLC, 3.750%, 02/13/25(f)	401,000	398,621
TD Ameritrade Holding Corp., 2.950%, 04/01/22	115,000	116,419

		1,347,576

Electric 4.4%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	104,000	129,836
Duke Energy Corp., 3.750%, 09/01/46	227,000	203,793
Exelon Generation Co. LLC, 6.200%, 10/01/17	370,000	378,065
FirstEnergy Transmission LLC, 5.450%, 07/15/44(b)	184,000	200,985

		912,679

Healthcare-Products 1.1%
Medtronic, Inc., 3.500%, 03/15/25	63,000	64,464
Medtronic, Inc., 4.625%, 03/15/45	145,000	155,688

		220,152

Healthcare-Services 1.1%
Roche Holdings, Inc., 2.250%, 09/30/19(b)	216,000	217,825

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Lodging 0.4%
Wyndham Worldwide Corp., 4.500%, 04/01/27	78,000	78,579

Media 3.1%
Time Warner, Inc., 3.800%, 02/15/27	252,000	249,252
Viacom, Inc., 3.450%, 10/04/26	133,000	126,504
Viacom, Inc., 5.875%, 02/28/57(c)	262,000	267,240

		642,996

Mining 3.6%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	217,000	248,837
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	219,000	248,851
Newmont Mining Corp., 6.250%, 10/01/39	202,000	234,374

		732,062

Miscellaneous Manufacturer 0.6%
General Electric Co., 4.125%, 10/09/42	127,000	129,362

Oil & Gas 9.9%
Chevron Corp., 1.718%, 06/24/18	399,000	400,281
Ensco PLC, 4.500%, 10/01/24	161,000	135,643
Ensco PLC, 5.200%, 03/15/25	387,000	335,723
Ensco PLC, 5.750%, 10/01/44	142,000	107,210
Exxon Mobil Corp., 1.305%, 03/06/18	309,000	308,756
HollyFrontier Corp., 5.875%, 04/01/26	325,000	345,058
Nabors Industries, Inc., 5.500%, 01/15/23(b)	90,000	91,856
Shell International Finance BV, 1.750%, 09/12/21	123,000	119,561
Shell International Finance BV, 2.000%, 11/15/18	190,000	190,824

		2,034,912

Oil & Gas Services 2.7%
Schlumberger Holdings Corp., 3.000%, 12/21/20(b)	162,000	165,649
Schlumberger Holdings Corp., 4.000%, 12/21/25(b)	313,000	326,201
TechnipFMC PLC, 3.450%, 10/01/22	55,000	54,536

		546,386

Pipelines 9.4%
Boardwalk Pipelines LP, 4.450%, 07/15/27	97,000	98,001

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Energy Transfer Partners LP, 5.300%, 04/15/47	229,000	219,138
EnLink Midstream Partners LP, 4.150%, 06/01/25	310,000	306,270
MPLX LP, 5.200%, 03/01/47	168,000	169,053
NuStar Logistics LP, 4.800%, 09/01/20(f)	300,000	303,570
Sabine Pass Liquefaction LLC, 4.200%, 03/15/28(b)	408,000	403,028
Transcanada Trust, 5.300%, 03/15/77(c)	307,000	303,354
Valero Energy Partners LP, 4.375%, 12/15/26	134,000	135,227

		1,937,641

Real Estate Investment Trust 1.7%
Digital Realty Trust LP, 3.950%, 07/01/22	220,000	229,123
Digital Realty Trust LP, 4.750%, 10/01/25	123,000	129,815

		358,938

Retail 0.7%
Home Depot, Inc. (The), 2.625%, 06/01/22	138,000	139,126

Semiconductors 4.8%
Analog Devices, Inc., 3.500%, 12/05/26	195,000	193,123
Applied Materials, Inc., 3.300%, 04/01/27	227,000	227,902
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 01/15/27(b)	230,000	231,212
NVIDIA Corp., 3.200%, 09/16/26	144,000	139,674
TSMC Global Ltd., 1.625%, 04/03/18(b)(f)	200,000	199,492

		991,403

Software 2.3%
Microsoft Corp., 1.100%, 08/08/19	481,000	475,747

Telecommunication Services 1.6%
AT&T, Inc., 4.350%, 06/15/45	230,000	202,442
Verizon Communications, Inc., 5.500%, 03/16/47	117,000	122,633

		325,075

Total Corporate Bonds (Cost $18,030,893)		18,190,800

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Corporate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 6.8%
U.S. Treasury Bond 1.0%
2.875%, 11/15/46	209,000	202,787

U.S. Treasury Note 5.8%
2.250%, 02/15/27	1,223,000	1,207,379

Total U.S. Treasury Obligations (Cost $1,403,664)		1,410,166

Foreign Government Bond 1.1%
Sovereign 1.1%
Argentine Republic Government International Bond, 7.500%, 04/22/26(b)	217,000	230,671

Total Foreign Government Bond (Cost $239,729)		230,671

Money Market Funds 11.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(g)	2,251,957	2,251,957
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(g)(h)	10,525	10,525

Total Money Market Funds (Cost $2,262,482)		2,262,482

Total Investments (Cost $21,936,768) — 107.2%		22,094,119
Liabilities in Excess of Other Assets — (7.2)%		(1,484,127)

Net Assets — 100.0%		$20,609,992

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 16.0% of net assets as of March 31, 2017.

(c)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(d)	Perpetual maturity.

(e)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $10,208.

(f)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(g)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(k)).

Investment Abbreviation

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.1%
Other 0.1%
CIFC Funding Ltd., Series 2015-1A, Cl F, 7.541%, 01/22/27(a)(b)	5,000,000	4,592,235

Total Asset-Backed Security (Cost $4,600,000)		4,592,235

Bank Loans 91.4%
Aerospace 2.5%
Aerojet Rocketdyne Holdings, Inc., Delayed Draw Term Loan, 06/17/21(b)(c)(d)	8,825,385	8,737,131
Air Canada, 2016 Term Loan B, 3.755%, 10/06/23(a)(b)	12,875,000	12,931,393
AM General LLC, 2nd Lien Term Loan, 12.750%, 06/21/22(a)(b)	7,000,000	7,070,000
AWAS Finance Luxembourg S.A.R.L., Term Loan B, 4.360%, 06/10/18(a)(b)	8,772,816	8,800,275
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 5.250%, 07/07/22(a)(b)(d)	10,212,622	10,250,920
Engility Corp., Term Loan B1, 4.232%, 08/12/20(a)(b)(d)	12,835,718	12,891,938
Engility Corp., Term Loan B2, 4.750%-6.750%, 08/12/23(a)(b)	20,204,206	20,286,235
TransDigm, Inc., Term Loan D, 3.982%-4.147%, 06/04/21(a)(b)	9,379,339	9,347,543
TransDigm, Inc., 2015 Term Loan E, 3.982%-4.147%, 05/14/22(a)(b)(d)	18,393,177	18,311,143
TransDigm, Inc., 2016 Extended Term Loan F, 3.982%, 06/09/23(a)(b)(d)(e)	31,793,607	31,629,552
WP CPP Holdings LLC, Term Loan B3, 4.539%, 12/28/19(a)(b)	8,161,089	7,671,424

		147,927,554

Broadcasting 2.6%
CBS Radio, Inc., 2017 Term Loan B, 03/02/24(b)(c)(d)	6,740,000	6,773,700
CBS Radio, Inc., Term Loan B, 4.500%, 10/17/23(a)(b)	6,127,943	6,171,329
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/20(a)(b)	8,810,805	6,598,676

	Shares or Principal Amount($)	Value($)
Broadcasting—continued
iHeartCommunications, Inc., USD Extended Term Loan E, 8.482%, 07/30/19(a)(b)(e)	72,072,285	61,549,731
Mission Broadcasting, Inc., 2016 Term Loan B2, 3.943%, 01/17/24(a)(b)	490,153	493,981
Nexstar Broadcasting, Inc., 2017 Term Loan B, 3.943%, 01/17/24(a)(b)	5,055,756	5,095,242
Quincy Newspapers, Inc., Term Loan B, 5.000%-7.000%, 10/13/22(a)(b)	4,462,415	4,490,305
Sinclair Television Group, Inc., Term Loan B2, 3.240%, 01/03/24(a)(b)	3,356,588	3,361,622
Tribune Media Co., Term Loan, 3.982%, 12/27/20(a)(b)	1,094,306	1,103,202
Tribune Media Co., Term Loan C, 3.982%, 01/27/24(a)(b)	13,673,314	13,741,681
Univision Communications, Inc., Term Loan C5, 3.750%, 03/15/24(a)(b)(d)	47,321,905	47,006,268

		156,385,737

Cable/Wireless Video 6.3%
Altice U.S. Finance I Corp., 2016 Term Loan B, 3.982%, 01/15/25(a)(b)	21,232,897	21,193,192
Charter Communications Operating LLC, Repriced Term Loan E, 2.990%, 07/01/20(a)(b)	13,529,014	13,559,049
Charter Communications Operating LLC, Repriced Term Loan F, 2.990%, 01/03/21(a)(b)	3,812,406	3,820,031
Charter Communications Operating LLC, 2016 Term Loan H Add, 2.990%, 01/15/22(a)(b)	16,433,030	16,464,910
Charter Communications Operating LLC, 2016 Term Loan I Add, 3.232%, 01/15/24(a)(b)	10,787,891	10,834,386
CSC Holdings LLC, 2017 1st Lien Term Loan, 07/09/25(b)(c)(d)	415,000	414,377

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Cable/Wireless Video—continued
CSC Holdings LLC, 2017 Delayed Draw Term Loan, 07/15/25(b)(c)(d)	3,465,000	3,452,006
CSC Holdings LLC, 2016 Term Loan, 3.943%, 10/11/24(a)(b)	11,769,844	11,736,770
Intelsat Jackson Holdings S.A., Term Loan B2, 3.887%, 06/30/19(a)(b)	30,470,000	29,801,489
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.523%, 01/07/22(a)(b)	18,525,893	18,441,045
Liberty Cablevision of Puerto Rico LLC, 2nd Lien Term Loan, 7.773%, 07/07/23(a)(b)	7,945,000	7,726,512
MCC Iowa LLC, Term Loan H, 3.450%, 01/29/21(a)(b)	4,806,644	4,827,697
Mediacom Illinois LLC, Term Loan K, 3.200%, 02/15/24(a)(b)	12,780,000	12,833,293
Quebecor Media, Inc., Term Loan B1, 3.539%, 08/17/20(a)(b)	26,860,658	26,905,515
Radiate Holdco LLC, 1st Lien Term Loan, 3.982%, 02/01/24(a)(b)	11,740,000	11,785,669
UPC Financing Partnership, USD Term Loan AP, 3.662%, 04/15/25(a)(b)	23,845,000	23,894,598
Virgin Media Investment Holdings Ltd., USD Term Loan I, 3.662%, 01/31/25(a)(b)	42,970,000	43,064,104
WideOpenWest Finance LLC, 2016 Term Loan B, 4.482%-4.554%, 08/18/23(a)(b)	32,989,225	33,135,697
Ziggo Secured Finance Partnership, USD Term Loan E, 3.412%, 04/15/25(a)(b)	84,360,000	84,219,119

		378,109,459

Chemicals 3.6%
Albaugh LLC, Term Loan B, 6.000%, 05/31/21(a)(b)	4,052,785	4,078,115

	Shares or Principal Amount($)	Value($)
Chemicals—continued
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B1, 3.647%, 02/01/23(a)(b)	3,991,779	4,022,835
Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 08/01/21(a)(b)	1,140,340	1,151,743
Emerald Performance Materials LLC, New 2nd Lien Term Loan, 8.750%, 08/01/22(a)(b)(d)	17,561,391	17,512,044
Ferro Corp., USD 2017 Term Loan B, 3.536%, 02/14/24(a)(b)	8,515,000	8,557,575
Gemini HDPE LLC, Term Loan B, 4.039%, 08/07/21(a)(b)(d)	17,797,581	17,964,522
INEOS Styrolution Group GmbH, USD 2017 1st Lien Term Loan, 3.902%, 03/07/24(a)	13,765,500	13,771,281
Ineos U.S. Finance LLC, 2022 USD Term Loan, 3.732%, 03/31/22(a)(b)	67,936,607	68,264,062
Ineos U.S. Finance LLC, 2024 USD Term Loan, 3.732%, 04/01/24(a)(b)	16,997,400	17,077,118
Kraton Polymers LLC, 2016 Term Loan B, 5.000%, 01/06/22(a)(b)	10,610,509	10,703,351
MacDermid, Inc., USD Term Loan B5, 4.500%, 06/07/20(a)(b)	4,562,884	4,605,273
MacDermid, Inc., 2016 USD Term Loan, 4.982%, 06/07/23(a)(b)	7,090,203	7,103,532
Minerals Technologies, Inc., 2017 Term Loan B, 3.410%-5.250%, 02/14/24(a)(b)	8,046,138	8,076,311
Minerals Technologies, Inc., Fixed Rate Term Loan, 4.750%, 05/09/21(a)(b)	16,808,083	16,850,103
New Arclin U.S. Holding Corp., 1st Lien Term Loan, 5.670%, 02/14/24(a)(b)	1,795,000	1,808,462
Royal Holdings, Inc., 2017 Term Loan B, 4.397%, 06/19/22(a)(b)	6,873,106	6,935,377

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
Univar, Inc., 2017 Term Loan B, 3.732%, 07/01/22(a)(b)	4,374,705	4,382,229

		212,863,933

Consumer Durables 0.3%
American Bath Group LLC, 2017 Term Loan B, 6.397%, 09/30/23(a)(b)(d)	10,386,516	10,472,204
Comfort Holding LLC, 1st Lien Term Loan, 5.750%, 02/05/24(a)(b)	4,255,000	4,273,637
Serta Simmons Bedding LLC, 1st Lien Term Loan, 4.538%, 11/08/23(a)(b)	3,810,000	3,819,525

		18,565,366

Consumer Non-Durables 0.8%
Eastman Kodak Co., Exit Term Loan, 7.250%, 09/03/19(a)(b)	8,804,692	8,812,000
Galleria Co., USD Term Loan B, 3.813%, 09/29/23(a)(b)	8,128,333	8,189,296
Nature’s Bounty Co. (The), 2017 USD Term Loan B, 4.647%, 05/05/23(a)(b)	11,691,827	11,755,197
Prestige Brands, Inc., Term Loan B4, 3.732%, 01/26/24(a)(b)	10,318,998	10,404,955
Varsity Brands, Inc., 1st Lien Term Loan, 5.000%, 12/11/21(a)(b)	8,780,264	8,887,823

		48,049,271

Diversified Media 5.8%
Affinion Group, Inc., Term Loan B, 6.750%, 04/30/18(a)(b)	5,298,718	5,273,231
ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 07/31/20(a)	5,010,938	4,729,072
AP NMT Acquisition B.V., USD 1st Lien Term Loan, 6.750%, 08/13/21(a)(b)	14,998,161	13,279,672
Camelot UK Holdco Ltd., Term Loan B, 4.750%, 10/03/23(a)(b)	9,910,200	9,916,443
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, 4.500%-6.500%, 02/15/24(a)(b)	11,665,762	11,818,934

	Shares or Principal Amount($)	Value($)
Diversified Media—continued
Delta 2 (LUX) S.A.R.L., USD Term Loan B3, 02/01/24(b)(c)(d)	9,430,000	9,420,570
Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.539%, 02/28/20(a)(b)	16,897,900	17,003,512
Donnelley Financial Solutions, Inc., Term Loan B, 5.000%, 09/30/23(a)(b)	3,912,857	3,945,451
Harland Clarke Holdings Corp., Term Loan B6, 6.647%, 02/09/22(a)(b)(d)	97,827,801	98,439,225
Harland Clarke Holdings Corp., Term Loan B5, 7.147%, 12/31/21(a)(b)(e)	24,083,153	24,275,818
Learfield Communications, Inc., 2016 1st Lien Term Loan, 4.250%, 11/17/23(a)(b)	2,508,713	2,533,800
Lions Gate Entertainment Corp., Term Loan A, 3.482%, 12/08/21(a)(b)	14,812,500	14,886,563
Lions Gate Entertainment Corp., 2016 1st Lien Term Loan, 3.982%, 12/08/23(a)(b)	25,912,000	26,049,593
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B, 5.000%, 05/04/22(a)(b)	5,776,480	5,705,891
Merrill Communications LLC, 2015 Term Loan, 6.289%, 06/01/22(a)(b)	12,379,147	12,379,147
MH Sub I LLC, 2017 Incremental 1st Lien Term Loan, 4.750%, 07/08/21(a)(b)	2,713,909	2,720,694
Nielsen Finance LLC, USD Term Loan B3, 3.354%, 10/04/23(a)(b)	9,850,313	9,896,018
Rovi Solutions Corp., New Term Loan B, 3.490%, 07/02/21(a)(b)	9,286,569	9,293,162
UFC Holdings LLC, 2nd Lien Term Loan, 8.500%, 08/18/24(a)(b)	2,085,000	2,121,488
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 4.250%-4.290%, 05/06/21(a)(b)(e)	44,602,949	44,762,181

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Media—continued
William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.290%, 05/06/22(a)(b)	16,942,782	17,112,210

		345,562,675

Energy 5.9%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(a)(b)	17,606,879	17,606,879
Azure Midstream Energy LLC, Term Loan B, 7.500%, 11/15/18(a)(b)	9,739,847	9,220,421
Blackhawk Mining LLC, 2017 Term Loan, 10.650%, 02/14/22(a)(b)(d)	17,280,000	16,761,600
California Resources Corp., Second Out Term Loan, 11.375%, 12/31/21(a)(b)(d)	8,790,000	9,698,271
Chesapeake Energy Corp., Term Loan, 8.553%, 08/23/21(a)(b)	19,355,000	20,588,881
Chief Exploration & Development LLC, 2nd Lien Term Loan, 7.932%, 05/16/21(a)(b)(d)	16,930,000	16,464,425
CITGO Holding, Inc., 2015 Term Loan B, 9.647%, 05/12/18(a)(b)(e)	38,830,352	39,380,578
Crestwood Holdings LLC, Term Loan B1, 9.042%, 06/19/19(a)(b)	11,084,621	11,075,420
EMG Utica LLC, Term Loan, 4.897%, 03/27/20(a)(b)	23,376,835	23,435,277
Energy Transfer Equity L.P., 2017 Term Loan B, 3.539%, 02/02/24(a)(b)(d)	86,605,000	86,320,936
FTS International, Inc., New Term Loan B, 5.750%, 04/16/21(a)(b)(d)	26,971,455	23,403,401
Gavilan Resources LLC, 2nd Lien Term Loan, 7.000%, 03/01/24(a)(b)	15,190,000	15,000,125
Hi-Crush Partners L.P., Term Loan B, 4.897%, 04/28/21(a)(b)	6,836,450	6,554,446
KCA Deutag U.S. Finance LLC, Term Loan, 6.807%, 05/15/20(a)(b)(d)	13,583,328	12,921,141

	Shares or Principal Amount($)	Value($)
Energy—continued
MEG Energy Corp., 2017 Term Loan B, 4.540%, 12/31/23(a)(b)	8,520,000	8,515,229
Philadelphia Energy Solutions LLC, Term Loan B, 6.250%, 04/04/18(a)(b)	11,826,834	10,723,035
Pinnacle Holdco S.A.R.L., Term Loan, 4.750%, 07/30/19(a)(b)	3,235,692	2,620,910
Sheridan Investment Partners II L.P., Term Loan B, 4.560%, 12/16/20(a)(d)	6,177,803	5,065,798
Sheridan Investment Partners II L.P., Term Loan A, 4.560%, 12/16/20(a)(d)	859,377	704,689
Sheridan Investment Partners II L.P., Term Loan M, 4.560%, 12/16/20(a)(d)	320,501	262,810
Western Refining, Inc., Term Loan B, 5.250%, 11/12/20(a)(b)	7,845,558	7,845,558
Western Refining, Inc., Term Loan B2, 5.500%, 06/23/23(a)(b)	5,491,532	5,491,532

		349,661,362

Financial 5.0%
Altisource Solutions S.A.R.L., Term Loan B, 4.500%, 12/09/20(a)(b)	5,219,147	5,036,477
AmWINS Group, Inc., 2017 Term Loan B, 3.750%-5.750%, 01/25/24(a)(b)	1,995,000	1,995,000
AmWINS Group, Inc., 2017 2nd Lien Term Loan, 7.750%, 01/25/25(a)(b)	1,000,000	1,018,330
Aretec Group, Inc., 2nd Lien Term Loan, 2.000%-4.500%, 05/23/21(a)(b)	19,348,583	18,381,154
Aretec Group, Inc., Exit Term Loan, 8.000%, 11/23/20(a)(b)	2,070,606	2,086,136
Asurion LLC, 2016 Term Loan B2, 4.232%, 07/08/20(a)(b)(e)	36,371,271	36,568,403
Asurion LLC, New Term Loan B4, 4.250%, 08/04/22(a)(b)(e)	44,032,545	44,219,683

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Financial—continued
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)(e)	54,556,489	55,170,250
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L., Term Loan B2, 3.728%, 03/20/22(a)(b)(d)	27,270,000	27,622,328
EVO Payments International LLC, 1st Lien Term Loan, 6.000%, 12/22/23(a)(b)	6,775,000	6,828,658
EVO Payments International LLC, 2nd Lien Term Loan, 10.000%, 11/15/24(a)(b)	1,280,000	1,280,000
Freedom Mortgage Corp., 1st Lien Term Loan, 6.862%, 02/26/22(a)(b)	5,800,000	5,879,750
Istar, Inc., 2016 Term Loan B, 4.750%, 07/01/20(a)(b)	17,800,624	17,956,379
Lonestar Intermediate Super Holdings LLC, PIK Term Loan B, 10.000%, 08/31/21(a)(b)	13,965,000	14,506,144
LPL Holdings, Inc., 2017 Term Loan B, 3.609%-3.921%, 03/10/24(a)(b)	3,440,000	3,442,167
Ocwen Financial Corp., 2016 Term Loan B, 6.000%, 12/05/20(a)(b)	13,267,063	13,358,340
Russell Investment Group, Term Loan B, 6.750%, 06/01/23(a)(b)	9,046,962	9,143,131
Victory Capital Management, Inc., Term Loan B, 8.647%, 10/31/21(a)(b)	10,807,563	10,906,668
Walter Investment Management Corp., 2013 Term Loan, 4.750%, 12/18/20(a)(b)	23,637,426	20,336,696

		295,735,694

Food and Drug 2.1%
1011778 B.C. Unlimited Liability Co., Term Loan B3, 3.250%-3.397%, 02/16/24(a)(b)(d)	37,483,191	37,498,934
Albertsons LLC, USD 2016 Term Loan B4, 3.982%, 08/22/21(a)(b)	8,020,397	8,053,200

	Shares or Principal Amount($)	Value($)
Food and Drug—continued
Albertsons LLC, USD 2016 Term Loan B6, 4.302%, 06/22/23(a)(b)	18,433,069	18,525,234
Amplify Snack Brands, Inc., Term Loan, 6.500%, 08/24/23(a)(b)	12,121,669	11,742,866
ASP MSG Acquisition Co., Inc., 2017 Term Loan B, 5.147%, 08/16/23(a)(b)	10,522,125	10,601,041
JBS USA LLC, 2017 Term Loan B, 3.289%, 10/30/22(a)(b)	20,350,000	20,413,696
Landry’s, Inc., 2016 Term Loan B, 4.039%-4.230%, 10/04/23(a)(b)	3,274,200	3,298,167
NPC International, Inc., 1st Lien Term Loan, 03/17/24(b)(c)(d)	3,545,000	3,572,686
NPC International, Inc., 2nd Lien Term Loan, 03/17/25(b)(c)(d)	1,265,000	1,274,488
U.S. Foods, Inc., 2016 Term Loan B, 3.732%, 06/27/23(a)(b)	12,103,538	12,207,507

		127,187,819

Forest Products/Containers 1.9%
Anchor Glass Container Corp., 2016 1st Lien Term Loan, 4.250%, 12/07/23(a)(b)	6,683,250	6,720,877
Anchor Glass Container Corp., 2016 2nd Lien Term Loan, 8.750%, 12/07/24(a)(b)	850,000	864,875
Berry Plastics Group, Inc., Term Loan K, 3.108%, 02/08/20(a)(b)	8,515,000	8,561,577
Berry Plastics Group, Inc., Term Loan I, 3.482%-3.524%, 10/01/22(a)(b)	3,489,665	3,510,009
Berry Plastics Group, Inc., Term Loan J, 3.524%, 01/19/24(a)(b)	4,310,000	4,335,731
BWAY Corp., Bridge Term Loan, 03/02/18(b)(c)(d)	10,000,000	10,000,000
BWAY Holding Co., 2017 Term Loan B, 03/22/24(b)(c)(d)	19,020,000	18,960,658

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Forest Products/Containers—continued
Caraustar Industries, Inc., 2017 Term Loan B, 6.647%, 03/14/22(a)(b)	12,475,000	12,568,562
Mauser U.S. Corporate LLC, USD 1st Lien Term Loan, 4.500%, 07/31/21(a)(b)	2,977,099	2,980,076
Mauser U.S. Corporate LLC, USD 2nd Lien Term Loan, 8.750%, 07/31/22(a)(b)	9,260,000	9,265,834
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, 5.057%-7.000%, 11/18/23(a)(b)	9,366,525	9,432,091
Reynolds Group Holdings, Inc., USD 2017 Term Loan, 3.982%, 02/05/23(a)(b)	10,895,318	10,932,798
Signode Industrial Group U.S., Inc., USD Term Loan B, 4.000%-4.147%, 05/01/21(a)(b)	17,424,981	17,446,762

		115,579,850

Gaming/Leisure 8.8%
Amaya Holdings B.V., Repriced Term Loan B, 4.647%, 08/01/21(a)(b)(d)	15,933,301	15,959,910
Belmond Interfin Ltd., USD Term Loan B, 4.147%, 03/21/21(a)(b)	9,586,552	9,592,592
Boyd Gaming Corp., 2017 Term Loan B2, 03/06/24(b)(c)(d)	6,445,000	6,476,194
Caesars Entertainment Operating Co., Term Loan B5 (Non RSA), 10/31/17(b)(c)(d)	27,514,861	31,126,187
Caesars Entertainment Operating Co., Extended Term Loan B6, 03/01/22(b)(c)(d)	64,549,680	74,603,293
Caesars Entertainment Operating Co., Term Loan B7 (Non RSA), 03/01/22(b)(c)(d)	20,230,000	24,593,813
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.000%, 10/11/20(a)(b)	45,472,719	45,671,889
Casablanca U.S. Holdings, Inc., 1st Lien Term Loan, 03/15/24(b)(c)(d)	6,415,000	6,382,925

	Shares or Principal Amount($)	Value($)
Gaming/Leisure—continued
Diamond Resorts Corp., 2016 Term Loan B, 7.000%, 08/11/23(a)(b)	28,092,279	28,285,554
Eldorado Resorts LLC, 2017 Term Loan B, 03/13/24(b)(c)(d)	11,870,000	11,840,325
Equinox Holdings, Inc., 2017 2nd Lien Term Loan, 8.000%, 03/03/25(a)(b)	1,710,000	1,732,093
ESH Hospitality, Inc., 2017 Term Loan B, 3.482%, 08/30/23(a)(b)(d)	15,678,979	15,749,535
Four Seasons Holdings, Inc., New 1st Lien Term Loan, 4.147%, 11/30/23(a)(b)	12,508,650	12,633,737
Gateway Casinos & Entertainment Ltd., Term Loan B1, 4.800%, 02/22/23(a)(b)	2,565,000	2,590,650
Global Cash Access, Inc., New Term Loan B, 6.304%, 12/18/20(a)(b)	12,227,472	12,349,747
GLP Financing LLC, Incremental Term Loan A, 2.580%, 04/29/21(a)(b)	50,066,294	49,503,048
Greektown Holdings LLC, 2017 Term Loan B, 03/21/24(b)(c)(d)	11,115,000	11,108,109
Hilton Worldwide Finance LLC, Term Loan B2, 2.928%-2.982%, 10/25/23(a)(b)(d)(e)	81,418,555	82,039,779
La Quinta Intermediate Holdings LLC, Term Loan B, 3.772%, 04/14/21(a)(b)	11,390,120	11,449,463
Las Vegas Sands LLC, 2017 Term Loan B, 2.980%, 12/19/20(a)(b)(d)	4,135,971	4,137,129
MGM Growth Prop. Operating Partnership L.P., 2016 Term Loan B, 3.482%, 04/25/23(a)(b)	11,118,857	11,165,222
MGM Resorts International, 2016 Term Loan A, 3.232%, 04/25/21(a)(b)	8,110,667	8,110,667
Mohegan Tribal Gaming Authority, 2016 Term Loan B, 5.500%, 09/28/23(a)(b)(d)	14,812,185	14,827,589

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Gaming/Leisure—continued
Penn National Gaming, Inc., 2017 Term Loan B, 3.524%, 01/19/24(a)(b)	2,585,000	2,598,571
Playa Resorts Holding B.V., Term Loan B, 4.040%, 08/09/19(a)(b)	5,997,475	6,001,253
Scientific Games International, Inc., 2017 Term Loan B3, 4.846%-4.943%, 10/01/21(a)(b)	14,783,305	14,965,731
Station Casinos LLC, 2016 Term Loan B, 3.450%, 06/08/23(a)(b)	2,461,400	2,462,015
UFC Holdings LLC, 1st Lien Term Loan, 4.250%, 08/18/23(a)(b)	4,989,925	5,012,180
Wynn America LLC, Delayed Draw Term Loan, 11/19/20(b)(c)	4,235,000	4,201,459

		527,170,659

Healthcare 8.4%
Albany Molecular Research, Inc., Term Loan B, 6.006%, 07/16/21(a)(b)	4,982,065	5,013,203
Ardent Legacy Acquisitions, Inc., 2015 Term Loan B, 6.647%, 08/04/21(a)(b)	13,375,294	13,341,856
CDRH Parent, Inc., New 1st Lien Term Loan, 5.320%, 07/01/21(a)(b)	3,563,694	3,313,345
Change Healthcare Holdings, Inc., 2017 Term Loan B, 3.750%, 03/01/24(a)(b)(d)	56,760,000	56,830,950
Community Health Systems, Inc., New Term Loan A, 3.482%-3.554%, 01/22/19(a)(b)	7,124,962	7,109,359
Community Health Systems, Inc., Term Loan G, 3.750%-3.804%, 12/31/19(a)(b)	40,098,787	39,820,902
Community Health Systems, Inc., Term Loan H, 4.000%-4.054%, 01/27/21(a)(b)(d)	51,557,321	50,822,629
Convatec, Inc., USD 2016 Term Loan B, 3.482%, 10/31/23(a)(b)	2,920,000	2,936,440

	Shares or Principal Amount($)	Value($)
Healthcare—continued
CPI Holdco LLC, 2017 1st Lien Term Loan, 03/15/24(b)(c)(d)	3,165,000	3,180,825
Endo Luxembourg Finance Co. I S.A.R.L., 2015 Term Loan B, 4.000%, 09/26/22(a)(b)	10,383,526	10,367,639
Explorer Holdings, Inc., 2016 Term Loan B, 6.035%, 05/02/23(a)(b)	4,153,613	4,195,149
Greatbatch Ltd., 2017 Term Loan B, 4.500%, 10/27/22(a)(b)	18,139,034	18,116,360
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 3.194%, 01/31/25(a)(b)	35,075,000	35,119,545
Halyard Health, Inc., Term Loan B, 3.732%, 11/01/21(a)(b)	7,910,000	7,974,308
HCA, Inc., Term Loan B8, 3.232%, 02/15/24(a)(b)	26,505,792	26,718,898
Iasis Healthcare LLC, Term Loan B2, 4.500%, 05/03/18(a)(b)	19,466,063	19,453,994
Indivior Finance S.A.R.L., USD Term Loan B, 7.040%, 12/19/19(a)(b)	20,277,254	20,378,641
inVentiv Health, Inc., 2016 Term Loan B, 4.804%, 11/09/23(a)(b)	4,104,713	4,113,250
Kindred Healthcare, Inc., New Term Loan, 4.563%, 04/09/21(a)(b)	6,149,779	6,147,196
Kinetic Concepts, Inc., 2017 USD Term Loan B, 4.397%, 02/02/24(a)(b)	10,350,000	10,350,000
Lannett Co., Inc., Term Loan A, 5.750%, 11/25/20(a)(b)	27,436,911	27,025,357
Lannett Co., Inc., Term Loan B, 6.375%, 11/25/22(a)(b)	1,894,359	1,883,712
Mallinckrodt International Finance S.A., USD Term Loan B, 3.897%, 09/24/24(a)(b)(d)	9,171,112	9,159,648
MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.897%, 06/07/23(a)(b)(d)	18,762,922	18,990,704

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare—continued
Quintiles IMS, Inc., 2017 USD Term Loan B, 2.834%-3.102%, 03/01/24(a)(b)	4,241,082	4,273,951
Quorum Health Corp., Term Loan B, 6.789%, 04/29/22(a)(b)	3,857,142	3,761,408
RPI Finance Trust, Delayed Draw Term Loan B6, 03/07/23(b)(c)(d)	631,790	633,104
RPI Finance Trust, Term Loan B6, 3.153%, 03/07/23(a)(b)	18,595,000	18,633,677
RPI Finance Trust, Term Loan B5, 3.647%, 10/14/22(a)(b)(d)	11,996,747	12,017,741
Team Health Holdings, Inc., 1st Lien Term Loan, 3.750%, 02/06/24(a)(b)	6,795,000	6,741,184
Valeant Pharmaceuticals International, Inc., Term Loan B F1, 5.570%, 04/01/22(a)(b)(d)	48,879,670	48,987,694

		497,412,669

Housing 2.2%
American Builders & Contractors Supply Co., Inc., Term Loan B, 3.732%, 10/31/23(a)(b)	12,865,000	12,887,128
Capital Automotive L.P., 2017 1st Lien Term Loan, 4.000%, 03/17/24(a)(b)	19,415,000	19,609,150
Capital Automotive L.P., 2017 2nd Lien Term Loan, 7.000%, 03/17/25(a)(b)(d)	39,230,000	39,622,300
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.289%-4.397%, 11/04/21(a)(b)(e)	46,198,661	46,437,046
DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.289%, 11/04/22(a)(b)	1,017,216	1,013,829
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 4.232%, 11/15/23(a)(b)	4,778,025	4,817,253
Realogy Corp., 2017 Term Loan B, 3.232%, 07/20/22(a)(b)	8,401,618	8,480,425

		132,867,131

	Shares or Principal Amount($)	Value($)
Information Technology 8.7%
Abacus Innovations Corp., Term Loan B, 3.250%, 08/16/23(a)(b)	6,329,138	6,381,353
Aricent Technologies, 1st Lien Term Loan, 5.500%, 04/14/21(a)(b)	6,264,699	6,266,015
Arris Group, Inc., 2015 Term Loan A, 2.732%, 06/18/20(a)(b)	3,252,244	3,200,761
Arris Group, Inc., 2015 Term Loan B, 3.732%, 04/17/20(a)(b)	11,595,008	11,658,780
Avaya, Inc., Term Loan B7, 6.282%, 05/29/20(a)(b)(f)	42,615,788	33,992,910
Avaya, Inc., Term Loan B6, 6.532%, 03/30/18(a)(b)(f)	9,557,913	7,591,372
Avaya, Inc., DIP Term Loan, 8.500%, 01/24/18(a)(b)	17,343,698	17,820,650
Blackboard, Inc., Term Loan B4, 6.023%, 06/30/21(a)(b)	8,239,856	8,198,657
Cavium, Inc., 2017 Term Loan B, 3.228%, 08/16/22(a)(b)	5,781,389	5,803,069
CCC Information Services, Inc., 2017 1st Lien Term Loan, 03/29/24(b)(c)(d)	2,500,000	2,509,375
CCC Information Services, Inc., 2017 2nd Lien Term Loan, 03/29/25(b)(c)(d)	845,000	848,524
Cologix, Inc., 2017 1st Lien Term Loan, 03/20/24(b)(c)(d)	2,637,500	2,638,318
Cologix, Inc., 2017 2nd Lien Term Loan, 03/20/25(b)(c)(d)	800,000	796,504
Cologix, Inc., 2017 Delayed Draw Term Loan, 11/08/21(b)(c)(d)	527,500	526,514
CompuCom Systems, Inc., Refinance Term Loan B, 4.250%, 05/09/20(a)(b)	3,771,522	3,130,363
Computer Sciences Government Services, Inc., Term Loan B, 3.482%, 11/30/23(a)(b)	8,139,387	8,205,560
Compuware Corp., Term Loan B3, 5.250%, 12/15/21(a)(b)	4,216,625	4,222,950

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
Cortes NP Acquisition Corp., 2017 Term Loan B, 5.000%-5.039%, 11/30/23(a)(b)	12,013,653	12,126,341
Cypress Semiconductor Corp., 2016 Term Loan B, 4.580%, 07/05/21(a)(b)	6,439,875	6,493,519
Dell, Inc., Term Loan A3, 2.990%, 12/31/18(a)(b)	12,760,000	12,763,956
Dell, Inc., Term Loan A2, 3.240%, 09/07/21(a)(b)(d)(e)	52,141,625	52,102,519
Dell, Inc., 2017 Term Loan B, 3.490%, 09/07/23(a)(b)	42,836,513	42,979,158
EIG Investors Corp., 2016 Term Loan, 6.042%, 02/09/23(a)(b)	6,776,005	6,821,201
Epicor Software Corp., 2016 Term Loan, 5.000%, 06/01/22(a)(b)	1,922,103	1,925,313
GlobalLogic Holdings, Inc., 2016 Term Loan B, 5.652%, 06/13/22(a)(b)	4,640,000	4,651,600
Imagine! Print Solutions, Inc., Term Loan B, 7.147%, 03/30/22(a)(b)	3,725,452	3,753,393
Inovalon Holdings, Inc., Term Loan, 2.232%, 09/19/19(a)(b)	30,224,559	29,620,068
Internap Corp., Term Loan, 7.000%, 11/26/19(a)(b)	6,618,934	6,618,934
iParadigms Holdings LLC, 1st Lien Term Loan, 5.147%, 07/31/21(a)(b)	1,531,148	1,519,664
IPC Corp., 2015 Term Loan B, 5.500%, 08/06/21(a)(b)(d)	9,202,545	8,558,367
LANDesk Group, Inc., 2017 Term Loan B, 5.250%, 01/20/24(a)(b)	7,235,000	7,266,689
Lionbridge Technologies, Inc., 1st Lien Term Loan, 6.554%, 02/03/24(a)(b)	3,405,000	3,396,487
Optiv Security, Inc., 1st Lien Term Loan, 4.250%, 02/01/24(a)(b)	8,515,000	8,552,296
Optiv Security, Inc., 2nd Lien Term Loan, 8.250%, 02/01/25(a)(b)	1,725,000	1,750,875
Presidio, Inc., 2017 Term Loan B, 4.250%, 02/02/22(a)(b)	12,067,583	12,180,777

	Shares or Principal Amount($)	Value($)
Information Technology—continued
Quest Software U.S. Holdings, Inc., Term Loan B, 7.000%, 10/31/22(a)(b)	2,463,200	2,495,837
Rackspace Hosting, Inc., 1st Lien Term Loan, 4.535%, 11/03/23(a)(b)	7,072,275	7,115,487
RP Crown Parent LLC, 2016 Term Loan B, 4.500%, 10/12/23(a)(b)	2,897,738	2,914,052
Salient CRGT, Inc., 2017 Term Loan, 6.750%, 02/25/22(a)(b)	5,150,000	5,059,875
Semiconductor Components Industries LLC, Term Loan A, 2.748%, 01/02/18(a)(b)	23,293,738	23,264,621
Sirius Computer Solutions, Inc., 2016 Term Loan, 5.250%, 10/30/22(a)(b)	4,967,953	5,009,882
SolarWinds Holdings, Inc., 2017 Term Loan, 4.500%, 02/05/23(a)(b)	2,977,538	2,976,049
Solera LLC, USD Term Loan B, 4.250%, 03/03/23(a)(b)	17,826,103	17,895,446
Sophia L.P., 2017 Term Loan B, 4.397%, 09/30/22(a)(b)	2,512,597	2,510,235
Southern Graphics, Inc., New Term Loan B, 4.250%-4.397%, 10/17/19(a)(b)	6,629,055	6,662,200
SS&C Technologies, Inc., 2017 Term Loan B1, 3.232%, 07/08/22(a)(b)	3,216,753	3,230,843
SS&C Technologies, Inc., 2017 Term Loan B2, 3.232%, 07/08/22(a)(b)	274,982	276,187
Symantec Corp., Term Loan A3, 2.330%, 08/01/19(a)(b)	16,739,077	16,571,686
Symantec Corp., Term Loan A2, 2.375%, 07/28/19(a)(b)	6,956,308	6,904,136
Synchronoss Technologies, Inc., Term Loan, 4.082%, 01/19/24(a)(b)	4,250,000	4,222,375
Tempo Acquisition LLC, Bridge Term Loan, 08/16/17(b)(c)(d)	20,000,000	20,000,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
TTM Technologies, Inc., 1st Lien Term Loan, 5.250%, 05/31/21(a)(b)	9,612,808	9,757,000
VF Holding Corp., Reprice Term Loan, 4.250%, 06/30/23(a)(b)	12,328,050	12,378,718
Western Digital Corp., USD Term Loan A, 2.982%, 04/29/21(a)(b)	3,000,000	3,008,430
Western Digital Corp., 2017 USD Term Loan B, 3.732%, 04/29/23(a)(b)	10,044,227	10,093,041
Xerox Business Services LLC, USD Term Loan B, 6.334%, 12/07/23(a)(b)	8,523,638	8,611,005

		517,829,937

Manufacturing 2.3%
Alpha 3 B.V., 2017 Term Loan B1, 4.147%, 01/31/24(a)(b)	4,260,000	4,268,009
American Axle and Manufacturing, Inc., Bridge Term Loan, 01/18/18(b)(c)(d)	25,000,000	25,000,000
Columbus McKinnon Corp., Term Loan B, 4.147%, 01/31/24(a)(b)	4,145,197	4,178,897
Dynacast International LLC, Term Loan B, 4.500%, 01/28/22(a)(b)(d)	8,641,246	8,657,492
Flex Acquisition Co., Inc., 1st Lien Term Loan, 4.250%, 12/29/23(a)(b)	2,480,000	2,493,169
Gates Global LLC, 2017 USD Term Loan B, 03/17/24(b)(c)(d)	244,772	244,956
Gates Global, LLC, Term Loan B, 4.397%, 07/06/21(a)(b)	19,686,593	19,701,358
Keurig Green Mountain, Inc., USD Term Loan A, 2.750%, 03/03/21(a)(b)	27,100,860	27,066,984
LTI Holdings, Inc., 2nd Lien Term Loan, 10.397%, 04/16/23(a)(b)	1,545,000	1,467,750
Lumileds Holding B.V., Term Loan B, 02/27/24(b)(c)(d)	9,490,000	9,545,326
Milacron LLC, Amended Term Loan B, 3.982%, 09/28/23(a)(b)	3,526,163	3,541,607

	Shares or Principal Amount($)	Value($)
Manufacturing—continued
Otter Products LLC, 2014 Term Loan, 5.750%, 06/03/20(a)(b)	15,163,096	14,948,235
Safway Group Holding LLC, Term Loan B, 5.750%, 08/19/23(a)(b)	7,801,289	7,881,720
Unifrax Corp., 2017 USD Term Loan B, 03/29/24(b)(c)(d)	6,260,000	6,291,300

		135,286,803

Metals/Minerals 1.6%
Arch Coal, Inc., 2017 Term Loan B, 5.000%, 03/07/24(a)(b)	7,205,000	7,189,221
Atkore International, Inc., 2016 1st Lien Term Loan, 4.150%, 12/22/23(a)(b)	17,620,838	17,725,505
Atlas Iron Ltd., Capex Term Loan B, 8.580%, 05/06/21(a)(b)(g)	2,798,498	2,627,090
Contura Energy, Inc., 2017 Term Loan, 6.000%, 03/18/24(a)(b)	6,335,000	6,255,813
Fairmount Santrol, Inc., New Term Loan B2, 4.647%, 09/05/19(a)(b)	6,049,478	5,917,176
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 3.750%, 06/30/19(a)(b)(e)	20,329,193	20,434,091
Foresight Energy LLC, 2017 1st Lien Term Loan, 03/10/24(b)(c)(d)	9,495,000	9,233,888
Global Brass & Copper, Inc., 2016 Term Loan B, 5.250%, 07/18/23(a)(b)	3,726,275	3,777,511
Peabody Energy Corp., Exit Term Loan, 01/30/22(b)(c)(d)	4,255,000	4,249,681
U.S. Silica Co., New Term Loan B, 4.188%, 07/23/20(a)(b)	2,421,653	2,413,323
U.S. Silica Co., Incremental Term Loan, 4.688%, 07/23/20(a)(b)	6,812,577	6,804,061
Zekelman Industries, Inc., Term Loan B, 4.906%, 06/14/21(a)(b)	7,376,329	7,477,753

		94,105,113

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Retail 4.7%
Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/07/21(a)(b)	3,000,000	2,880,000
Ascena Retail Group, Inc., 2015 Term Loan B, 5.500%, 08/21/22(a)(b)(d)	12,305,803	11,035,721
Bass Pro Group LLC, Term Loan B, 6.147%, 12/16/23(a)(b)	13,245,000	12,740,101
Belk, Inc., Term Loan, 5.760%, 12/12/22(a)(b)	8,226,393	6,927,774
CWGS Group LLC, 2016 Term Loan, 4.604%-4.732%, 11/08/23(a)(b)(d)	14,393,925	14,447,902
Dollar Tree, Inc., Term Loan B2, 4.250%, 07/06/22(a)(b)(e)	42,790,259	43,111,185
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.232%, 08/19/23(a)(b)	4,205,200	4,195,991
Hudson’s Bay Co., 2015 Term Loan B, 4.250%, 09/30/22(a)(b)(d)	25,870,230	24,757,810
J. Crew Group, Inc., Term Loan B, 4.000%, 03/05/21(a)(b)	27,177,471	16,467,102
J.C. Penney Corp., Inc., 2016 Term Loan B, 5.304%, 06/23/23(a)(b)(d)(e)	27,632,575	27,411,514
Kate Spade & Co., Term Loan B, 4.000%, 04/10/21(a)(b)	6,474,000	6,457,815
Men’s Wearhouse, Inc. (The), Term Loan B, 4.500%-4.563%, 06/18/21(a)(b)	5,378,860	5,100,934
Men’s Wearhouse, Inc. (The), 2015 Term Loan, 5.000%, 06/18/21(a)(b)	8,333,050	7,833,067
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.250%, 10/25/20(a)(b)(d)	8,606,393	6,903,532
Sears Holding Corp., Incremental Term Loan, 8.500%, 07/20/20(a)(b)	5,547,945	5,596,490
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(a)(b)(e)	28,680,961	28,295,489

	Shares or Principal Amount($)	Value($)
Retail—continued
Toys ‘R’ Us Property Co. I LLC, New Term Loan B, 6.000%, 08/21/19(a)(b)	33,064,710	31,576,798
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(a)(b)	1,722,082	1,569,247
Toys ‘R’ Us-Delaware, Inc., FILO Term Loan, 8.289%, 10/24/19(a)(b)	3,404,464	3,391,697
Toys ‘R’ Us-Delaware, Inc., FILO CAD Term Loan, 8.289%, 10/24/19(a)(b)	2,745,536	2,735,240
Toys ‘R’ Us-Delaware, Inc., Term Loan B4, 9.804%, 04/24/20(a)(b)	19,792,081	15,696,308

		279,131,717

Service 5.6%
AlixPartners LLP, 2017 Term Loan B, 04/29/24(c)(d)	6,360,000	6,391,800
Casella Waste Systems, Inc., Term Loan B, 4.000%, 10/17/23(a)(b)	1,705,725	1,714,254
Coinstar LLC, 1st Lien Term Loan, 5.250%, 09/27/23(a)(b)	3,716,325	3,746,056
Coinstar LLC, 2nd Lien Term Loan, 9.750%, 09/27/24(a)(b)	4,000,000	4,020,000
DigitalGlobe, Inc., 2016 Term Loan B, 3.732%, 01/15/24(a)(b)	4,199,475	4,212,619
Evertec Group LLC, New Term Loan A, 3.097%, 04/17/18(a)(b)	2,437,656	2,420,909
First Data Corp., USD Term Loan A, 2.984%, 06/02/20(a)(b)	29,625,000	29,620,556
First Data Corp., 2016 USD Term Loan, 3.984%, 03/24/21(a)(b)(e)	41,856,448	42,162,838
First Data Corp., USD 2016 Repriced Term Loan, 3.984%, 07/10/22(a)(b)(e)	42,539,077	42,849,187
Gartner, Inc., 2016 Term Loan A, 06/17/21(b)(c)(d)	5,940,000	5,962,275
Gartner, Inc., Term Loan B, 03/14/24(b)(c)(d)	5,545,000	5,586,587
Geo Group, Inc. (The), 2017 Term Loan B, 03/17/24(b)(c)(d)	3,165,000	3,178,863

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Service—continued
GFL Environmental, Inc., USD Term Loan B, 3.897%, 09/29/23(a)(b)	4,129,250	4,142,175
Hertz Corp., (The), 2016 Term Loan B, 3.732%, 06/30/23(a)(b)	2,636,717	2,641,437
IQOR U.S., Inc., Term Loan B, 6.000%, 04/01/21(a)(b)	28,576,321	27,754,752
Premiere Global Services, Inc., 1st Lien Term Loan, 12/08/21(b)(c)(d)	2,385,000	2,372,073
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 4.250%, 05/02/22(a)(b)	9,159,831	9,247,582
Redbox Automated Retail LLC, Term Loan B, 8.500%, 09/27/21(a)(b)	5,897,386	5,890,014
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 03/01/21(a)(b)	24,444,512	24,406,378
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, 6.750%, 02/28/22(a)(b)	10,175,000	10,149,562
Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.804%, 02/28/22(a)(b)	3,440,000	3,431,400
SGS Cayman L.P., 2014 Term Loan B, 6.000%, 04/23/21(a)(b)	4,153,086	4,018,110
Spin Holdco, Inc., New Term Loan B, 4.284%, 11/14/19(a)(b)	3,459,175	3,457,307
St. Georges University, 2016 Term Loan B, 6.274%-6.397%, 07/06/22(a)(b)	2,651,182	2,681,008
Sutherland Global Services, Inc., Term Loan B, 6.147%, 04/23/21(a)(b)	17,843,396	17,263,486
TKC Holdings, Inc., 2017 Term Loan, 4.750%, 02/01/23(a)(b)	5,190,000	5,237,592
TKC Holdings, Inc., 2017 2nd Lien Term Loan, 8.500%, 02/01/24(a)(b)(d)	2,685,000	2,686,692

	Shares or Principal Amount($)	Value($)
Service—continued
TransUnion LLC, Term Loan B2, 3.482%, 04/09/23(a)(b)	6,478,306	6,514,779
Travelport Finance (Luxembourg) S.A.R.L., 2017 Term Loan B, 4.289%, 09/02/21(a)(b)	21,819,073	21,964,606
USIC Holdings, Inc., 2016 1st Lien Term Loan, 5.170%, 12/08/23(a)(b)	2,937,638	2,952,326
Ventia Deco LLC, 2016 Term Loan B, 4.662%, 05/21/22(a)(b)(d)	2,908,979	2,916,252
Vivid Seats Ltd., Term Loan B, 6.750%, 10/07/22(a)(b)	4,200,000	4,210,500
Weight Watchers International, Inc., Term Loan B2, 4.070%-4.250%, 04/02/20(a)(b)(d)	13,585,812	12,629,235
Worldwide Express Operations LLC, 1st Lien Term Loan, 5.530%, 01/31/24(a)(b)	2,290,000	2,299,549

		330,732,759

Telecommunications 4.0%
Altice U.S. Finance I Corp., 2017 USD Term Loan B, 06/21/25(b)(c)(d)	9,500,000	9,500,000
Colorado Buyer, Inc., Term Loan B, 03/28/24(b)(c)(d)	3,165,000	3,180,825
Colorado Buyer, Inc., 2nd Lien Term Loan, 03/28/25(b)(c)(d)	2,400,000	2,409,000
Communications Sales & Leasing, Inc., 2017 Term Loan B, 4.000%, 10/24/22(a)(b)	3,333,016	3,320,517
Coral-U.S. Co-Borrower LLC, Term Loan B1, 5.732%, 12/30/22(a)(b)	7,595,000	7,648,773
Go Daddy Operating Co. LLC, 2017 Term Loan B, 3.412%, 02/15/24(a)(b)	3,656,592	3,659,809
Hargray Communications Group, Inc., 2017 Term Loan B, 06/17/23(b)(c)(d)	5,545,000	5,553,650
Level 3 Financing, Inc., 2017 Term Loan B, 3.227%, 02/22/24(a)(b)	78,145,000	78,242,681

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunications—continued
Ligado Networks LLC, PIK Exit Term Loan, 9.852%, 12/07/20(a)(b)	8,195,000	8,002,418
Ligado Networks LLC, 2015 2nd Lien Term Loan, 13.600%, 12/07/20(a)(b)	10,358,504	8,112,055
NeuStar, Inc., Term Loan B2, 02/28/24(b)(c)(d)	6,975,000	7,053,469
NeuStar, Inc., 2nd Lien Term Loan, 02/24/25(b)(c)(d)	2,750,000	2,774,063
Numericable Group S.A., USD Term Loan B11, 06/21/25(b)(c)(d)	27,795,000	27,682,152
Numericable U.S. LLC, USD Term Loan B10, 4.289%, 01/14/25(a)(b)	18,229,313	18,229,313
Numericable U.S. LLC, USD Term Loan B7, 5.289%, 01/15/24(a)(b)(e)	26,618,850	26,637,749
West Corp., 2016 Term Loan B12, 3.482%-3.647%, 06/17/23(a)(b)	1,603,368	1,605,773
West Corp., 2016 Term Loan B14, 3.482%, 06/17/21(a)(b)	5,790,975	5,794,623
Zayo Group LLC, 2017 Term Loan B2, 3.500%, 01/19/24(a)(b)	21,535,000	21,609,726

		241,016,596

Transportation 2.5%
American Axle and Manufacturing, Inc., Term Loan B, 03/08/24(b)(c)(d)	9,135,000	9,123,581
CH Hold Corp., 1st Lien Term Loan, 4.000%, 02/01/24(a)(b)	6,986,364	7,030,028
CH Hold Corp., 2nd Lien Term Loan, 8.250%, 02/01/25(a)(b)	1,000,000	1,012,500
Commercial Barge Line Co., 2015 1st Lien Term Loan, 9.750%, 11/12/20(a)(b)	8,293,500	7,588,553
Daseke, Inc., 2017 1st Lien Term Loan, 6.500%, 02/02/24(a)(b)	2,678,571	2,695,313
Federal-Mogul Holdings Corp., New Term Loan C, 4.750%, 04/15/21(a)(b)(d)(e)	35,210,546	35,070,408

	Shares or Principal Amount($)	Value($)
Transportation—continued
HGIM Corp., Term Loan A, 5.387%-7.250%, 06/18/18(a)(b)(d)	14,904,072	12,929,282
HGIM Corp., Term Loan B, 5.637%-7.500%, 06/18/20(a)(b)(d)	12,529,497	8,749,724
K&N Engineering, Inc., 1st Lien Term Loan, 5.750%, 10/19/23(a)(b)	2,488,763	2,494,984
K&N Engineering, Inc., 2nd Lien Term Loan, 9.750%, 10/18/24(a)(b)	1,710,000	1,688,625
Kenan Advantage Group, Inc., 2015 Term Loan, 4.000%, 07/31/22(a)(b)	1,580,991	1,581,481
MPG Holdco I, Inc., 2015 Term Loan B, 3.750%, 10/20/21(a)(b)	3,485,432	3,483,549
Navios Maritime Midstream Partners L.P., Term Loan B, 5.660%, 06/18/20(a)(b)	5,116,331	5,084,354
Navios Maritime Partners L.P., 2017 Term Loan B, 6.130%, 09/04/20(a)(b)	13,151,844	12,995,732
Navistar International Corp., 2017 Term Loan B, 5.000%, 08/07/20(a)(b)	8,945,000	9,034,450
OSG Bulk Ships, Inc., OBS Term Loan, 5.290%, 08/05/19(a)(b)	8,565,196	8,479,544
Tower Automotive Holdings USA LLC, 2017 Term Loan B, 3.625%, 03/07/24(a)(b)	14,390,423	14,327,537
Wabash National Corp., 2017 Term Loan B, 3.740%-5.750%, 03/18/22(a)(b)	7,671,299	7,703,288

		151,072,933

Utility 4.6%
APLP Holdings Ltd. Partnership, 2016 Term Loan B, 6.000%, 04/13/23(a)(b)	4,436,797	4,464,527
Aria Energy Operating LLC, Term Loan, 5.554%, 05/27/22(a)(b)(d)	2,046,473	2,056,706
Bronco Midstream Funding LLC, Term Loan B, 5.057%, 08/15/20(a)(b)	20,668,581	20,720,253

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Utility—continued
Calpine Construction Finance Co. L.P., Original Term Loan B1, 3.232%, 05/03/20(a)(b)	5,798,723	5,793,273
Calpine Corp., 1st Lien Term Loan, 11/30/17(b)(c)(d)	3,054,545	3,055,492
Calpine Corp., Term Loan B8, 2.600%, 12/26/19(a)(b)	2,130,000	2,125,570
Calpine Corp., Term Loan B7, 3.900%, 05/31/23(a)(b)	5,220,550	5,240,962
Dynegy, Inc., 2017 Term Loan C, 4.250%, 06/27/23(a)(b)	24,806,964	24,854,841
EFS Cogen Holdings I LLC, 2016 Term Loan B, 4.650%, 06/28/23(a)(b)	5,311,370	5,354,073
Empire Generating Co. LLC, Term Loan C, 5.290%, 03/14/21(a)(b)(d)	1,682,530	1,672,721
Empire Generating Co. LLC, Term Loan B, 5.290%, 03/14/21(a)(b)(d)	21,390,670	21,265,962
Energy Future Intermediate Holding Co. LLC, 2016 DIP Term Loan, 06/30/17(b)(c)(d)(f)	13,535,000	13,520,924
Helix Gen Funding LLC, Term Loan B, 02/23/24(b)(c)(d)	3,325,000	3,370,719
Lonestar Generation LLC, Term Loan B, 5.304%, 02/22/21(a)(b)	6,743,335	6,406,168
Longview Power LLC, Term Loan B, 7.000%, 04/13/21(a)(b)	4,503,800	3,775,670
Middle River Power LLC, Term Loan B, 8.000%-8.147%, 09/29/22(a)(b)(d)	17,858,922	17,747,303
NRG Energy, Inc., 2016 Term Loan B, 3.232%, 06/30/23(a)(b)(e)	43,714,663	43,868,538
Power Team Services LLC, 1st Lien Term Loan, 4.397%, 05/06/20(a)(b)	14,989,233	14,979,939
Power Team Services LLC, 2nd Lien Term Loan, 8.397%, 11/06/20(a)(b)	7,960,000	7,920,200

	Shares or Principal Amount($)	Value($)
Utility—continued
Summit Midstream Holdings LLC, Term Loan B, 7.022%, 05/13/22(a)(b)	16,620,000	16,910,850
Talen Energy Supply LLC, Term Loan B, 6.060%, 12/06/23(a)(b)	3,112,200	3,131,651
TEX Operations Co. LLC, Exit Term Loan C, 3.732%, 08/04/23(a)(b)(d)	5,131,286	5,118,458
TEX Operations Co. LLC, Exit Term Loan B, 3.732%, 08/04/23(a)(b)(d)	22,442,468	22,386,361
TPF II Power LLC, Term Loan B, 5.000%, 10/02/21(a)(b)(d)	10,756,627	10,791,586
Vistra Operations Co. LLC, 2016 Term Loan B2, 4.193%, 12/14/23(a)(b)	6,289,238	6,293,954

		272,826,701

Wireless Communications 1.2%
SBA Senior Finance II LLC, Term Loan B1, 3.240%, 03/24/21(a)(b)	1,994,872	1,998,482
Sprint Communications, Inc., 1st Lien Term Loan B, 3.500%, 02/02/24(a)(b)(d)	68,885,000	68,836,092

		70,834,574

Total Bank Loans (Cost $5,449,571,545)		5,445,916,312

Corporate Bonds 4.4%
Auto Manufacturers 0.0%(h)
Motors Liquidation Co. Escrow, 7.200% (f)(i)(j)	10,000,000	—
Motors Liquidation Co. Escrow, 8.375% (f)(i)(j)	10,000,000	—

		—

Coal
Contura Energy, Inc., 10.000%, 08/01/21(b)	5,000,000	5,390,500

Commercial Services 0.1%
Laureate Education, Inc., 9.250%, 09/01/19(b)	5,000,000	5,200,000

Computers 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 06/15/24(b)	8,000,000	8,843,832
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)	5,330,000	5,190,087

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Computers—continued
Western Digital Corp., 10.500%, 04/01/24	1,000,000	1,178,750

		15,212,669

Diversified Financial Services 0.5%
Alliance Data Systems Corp., 5.875%, 11/01/21(b)	5,000,000	5,175,000
Ally Financial, Inc., 7.500%, 09/15/20	6,000,000	6,738,750
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	5,517,000	5,720,439
Navient Corp., 8.000%, 03/25/20, MTN	10,000,000	10,862,500
Walter Investment Management Corp., 7.875%, 12/15/21	4,000,000	2,350,000

		30,846,689

Electric 0.1%
Dynegy, Inc., 6.750%, 11/01/19	5,000,000	5,137,500

Engineering & Construction 0.3%
Engility Corp., 8.875%, 09/01/24(b)	15,000,000	15,881,250

Entertainment 0.0%(h)
Lions Gate Entertainment Corp., 5.875%, 11/01/24(b)	1,650,000	1,711,875

Food 0.1%
U.S. Foods, Inc., 5.875%, 06/15/24(b)	8,000,000	8,300,000

Healthcare-Services 0.3%
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	14,000,000	13,737,500
HCA Holdings, Inc., 6.250%, 02/15/21	5,000,000	5,396,875

		19,134,375

Home Builders 0.1%
Mattamy Group Corp., 6.500%, 11/15/20(b)	5,000,000	5,137,500

Lodging 0.1%
MGM Resorts International, 7.750%, 03/15/22	5,019,000	5,790,671

Media 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 05/01/27(b)	1,000,000	1,005,000

	Shares or Principal Amount($)	Value($)
Media—continued
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.750%, 07/15/25(b)	10,000,000	11,056,250
CSC Holdings LLC, 10.125%, 01/15/23(b)	2,000,000	2,320,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	8,847,000	9,211,939

		23,593,189

Miscellaneous Manufacturer 0.1%
Bombardier, Inc., 7.750%, 03/15/20(b)	7,000,000	7,472,500

Oil & Gas 0.9%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 04/01/22(b)(d)	1,000,000	1,035,000
Chesapeake Energy Corp., 6.625%, 08/15/20	5,073,000	5,066,659
Chesapeake Energy Corp., 8.000%, 01/15/25(b)	5,000,000	5,000,000
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21(d)(i)	44,814,583	44,142,364

		55,244,023

Packaging & Containers 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.000%, 07/15/24(b)	5,000,000	5,353,125

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21(b)	5,000,000	4,381,250

Real Estate 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21(b)	5,000,000	5,200,000

Real Estate Investment Trust 0.4%
iStar, Inc., 5.000%, 07/01/19	5,000,000	5,031,250
iStar, Inc., 6.000%, 04/01/22	10,000,000	10,150,000
iStar, Inc., 6.500%, 07/01/21	1,400,000	1,438,500
iStar, Inc., 7.125%, 02/15/18	500,000	517,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust—continued
Starwood Property Trust, Inc., 5.000%, 12/15/21(b)	5,250,000	5,446,875

		22,584,125

Telecommunication Services 0.3%
Digicel Group Ltd., 8.250%, 09/30/20(b)	5,000,000	4,297,000
Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	4,625,000	4,214,531
Trilogy International Partners LLC/Trilogy International Finance, Inc., 13.375%, 05/15/19	12,245,000	12,398,063

		20,909,594

Total Corporate Bonds (Cost $260,920,927)		262,480,835

Preferred Stock 0.0%(h)
Banks 0.0%(h)
GMAC Capital Trust I, Series 2, 6.824%(a)	34,000	864,620

Total Preferred Stock (Cost $850,000)		864,620

Rights 0.0%(h)
Utility 0.0%(h)
Texas Competitive Electric Holdings Co. LLC*	410,667	441,467

Total Rights (Cost $554,399)		441,467

Common Stocks 0.4%
Diversified Financial Services 0.0%(h)
Aretec Group, Inc.*(i)	104,182	1,354,366

Electric 0.1%
Vistra Energy Corp.	410,667	6,693,872

Oil & Gas 0.3%
Linn Energy, Inc.*	140,363	4,070,527
SandRidge Energy, Inc.*	16,109	297,856
Templar Energy LLC, Cl A*(i)	1,378,328	10,165,170

		14,533,553

Telecommunication Services 0.0%(h)
NII Holding, Inc.*	303,451	394,486

Total Common Stocks (Cost $67,093,123)		22,976,277

	Shares or Principal Amount($)	Value($)
Money Market Fund 12.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(j)	730,190,606	730,190,606

Total Money Market Fund (Cost $730,190,606)		730,190,606

Unlisted Call Option Purchased 0.0%(h)
Metals/Minerals 0.0%(h)
Atlas Iron Ltd.(i) Expiration Date 07/31/7, Exercise Price $0.075 AUD	147,913,466	—

Total Unlisted Call Option Purchased (Cost $—)		—

Total Investments (Cost $6,513,780,600) — 108.5%		6,467,462,352
Liabilities in Excess of Other Assets — (8.5)%		(507,772,632)

Net Assets — 100.0%		$5,959,689,720

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 92.8% of net assets as of March 31, 2017.

(c)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Security is in default.

(g)	Rate shown is 5.580% Cash and 3.000% PIK.

(h)	Less than 0.05% of Net Assets.

(i)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0.9% of net assets as of March 31, 2017.

(j)	Perpetual maturity.

(k)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Floating Rate High Income Fund — concluded

Investment Abbreviations

AUD	—	Australian Dollar
DIP	—	Debtor-in-Possession
MTN	—	Medium Term Note
PIK	—	Payment in-kind

As of March 31, 2017, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitments	Unrealized Appreciation
CH Hold Corp.	$698,636	$6,086
Daseke, Inc.	1,071,429	17,359
Go Daddy Operating Company, LLC	4,858,408	16,303
MH Sub I, LLC	1,484,118	7,381

Total	$8,112,591	$47,129

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 96.5%
Georgia 87.9%
Athens Housing Authority, RB, 5.000%, 06/15/31	1,000,000	1,155,620
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27, Pre-refunded 07/01/2021 @ 100	2,885,000	3,330,069
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,360,000	1,475,913
Athens-Clarke County Unified Government Water & Sewerage Revenue, RB, 5.000%, 01/01/24	1,250,000	1,491,737
Athens-Clarke County Unified Government Water & Sewerage Revenue, RB, 5.500%, 01/01/38, Pre-refunded 01/01/2019 @ 100(a)	4,000,000	4,307,040
Athens-Clarke County Unified Government Water & Sewerage Revenue, RB, 5.625%, 01/01/33, Pre-refunded 01/01/2019 @ 100(a)	3,000,000	3,236,790
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,195,800
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/23(a)	2,500,000	2,779,150
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/42	2,235,000	2,450,096
Atlanta Beltline Project, Series B, Tax Allocation, 5.000%, 01/01/28	855,000	994,664
Atlanta Beltline Project, Series D, Tax Allocation, 5.000%, 01/01/30	1,055,000	1,207,215
Atlanta Beltline Project, Series D, Tax Allocation, 5.000%, 01/01/31	1,500,000	1,705,680
Atlanta Development Authority, RB, ETM, 5.000%, 09/01/19	1,025,000	1,117,742
Atlanta Development Authority, Series A, RB, 5.000%, 07/01/34	1,000,000	1,124,930
Atlanta Development Authority, Series A, RB, 5.250%, 07/01/40	2,500,000	2,851,400

	Shares or Principal Amount($)	Value($)
Georgia—continued
Atlanta Eastside Project, Tax Allocation, 5.000%, 01/01/28	850,000	984,190
Atlanta Eastside Project, Tax Allocation, 5.000%, 01/01/30	250,000	284,708
Atlanta GA Water & Wastewater Revenue, RB, 5.000%, 11/01/40	4,000,000	4,509,160
Atlanta GA Water & Wastewater Revenue, Series A, RB, 6.250%, 11/01/39, Pre-refunded 11/01/2019 @ 100	1,875,000	2,115,619
Carroll City-County Hospital Authority, Tanner Medical Center, Inc., RB, 5.000%, 07/01/41, Country Guaranteed	3,000,000	3,326,700
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32, Pre-refunded 01/01/2022 @ 100, Country Guaranteed	1,180,000	1,362,782
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29	2,000,000	2,171,480
Forsyth County, Series A, GO, 5.000%, 03/01/25, Pre-refunded 03/01/2019 @ 100	5,000,000	5,370,500
Fulton County Development Authority, Series A, RB, 5.000%, 05/01/39	2,145,000	2,386,484
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series A, RB, 5.000%, 03/15/36	2,000,000	2,219,160
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,645,000	1,762,634
Georgia State, Series A-1, GO, 5.000%, 02/01/24	1,025,000	1,229,139
Georgia State, Series B, GO, 5.000%, 10/01/17	2,000,000	2,042,280
Georgia State, Series E-2, GO, 4.000%, 09/01/19	1,000,000	1,069,200
Greene County Development Authority, RB, 5.000%, 11/15/37	2,955,000	3,226,594

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Georgia Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Georgia—continued
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,303,784
Metropolitan Atlanta Rapid Transit Authority, Series A, RB, 5.000%, 07/01/30	1,465,000	1,680,604
Private Colleges & Universities Authority, Emory University, Series B, RB, 5.000%, 10/01/38	4,000,000	4,599,960
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	2,000,000	2,165,560
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/30	1,000,000	1,087,560
Private Colleges & Universities Authority, Savannah College Of Art & Design, RB, 5.000%, 04/01/44	3,500,000	3,714,060
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,741,397

		83,777,401

Guam 2.1%
Territory of Guam, Series A, RB, 5.000%, 12/01/33	620,000	670,300
Territory of Guam, Series A, RB, 5.000%, 12/01/34	460,000	494,261
Territory of Guam, Series A, RB, 5.000%, 12/01/46	795,000	847,661

		2,012,222

North Carolina 4.4%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,700,000	1,812,863
North Carolina Medical Care Commission, RB, 5.000%, 10/01/27(b)	620,000	741,619

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina Medical Care Commission, RB, 5.000%, 10/01/33(b)	805,000	924,205
North Carolina Medical Care Commission, RB, 5.000%, 10/01/35(b)	620,000	705,076

		4,183,763

South Carolina 2.1%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	1,800,000	1,990,386

Total Municipal Bonds (Cost $89,278,300)		91,963,772

Money Market Fund 5.5%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(c)	5,181,314	5,181,314

Total Money Market Fund (Cost $5,181,314)		5,181,314

Total Investments (Cost $94,459,614) — 102.0%		97,145,086
Liabilities in Excess of Other Assets — (2.0)%		(1,858,408)

Net Assets — 100.0%		$95,286,678

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 91.6%
Alabama 2.4%
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Pre-refunded 06/01/2019 @ 100, AGC	2,000,000	2,206,100

Alaska 2.5%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	730,000	813,016
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	1,270,000	1,414,424

		2,227,440

California 16.4%
California Infrastructure & Economic Development Bank, RB, 5.000%, 11/01/34	1,000,000	1,137,200
California Municipal Finance Authority, Series A, RB, 5.000%, 06/01/50	1,750,000	1,834,735
California State, GO, 5.000%, 08/01/23	3,090,000	3,654,945
California State, GO, 5.000%, 09/01/30	1,000,000	1,127,140
California State, GO, 6.500%, 04/01/33(a)	2,000,000	2,212,240
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/35	1,000,000	1,130,410
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/46	1,000,000	1,110,460
Norman Y Mineta San Jose International Airport SJC, Series A, AMT, RB, 5.000%, 03/01/47(b)	1,500,000	1,656,285
San Diego Redevelopment Agency Successor, Series A, 5.000%, 09/01/28	500,000	594,750

	Shares or Principal Amount($)	Value($)
California—continued
San Diego Redevelopment Agency Successor, Series A, 5.000%, 09/01/29	405,000	476,478

		14,934,643

Connecticut 1.7%
South Central Connecticut Regional Water Authority, Series B, RB, 5.000%, 08/01/37	1,400,000	1,586,172

District of Columbia 2.4%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(a)	2,000,000	2,223,880

Florida 1.3%
Orlando FL Contract Tourist DE, Series A, RB, 5.250%, 11/01/32, Pre-refunded 05/01/2014 @ 100	1,000,000	1,213,650

Georgia 1.6%
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,413,788

Idaho 2.9%
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37(a)	2,500,000	2,678,425

Illinois 6.8%
Chicago O’Hare International Airport, Series A, AMT, RB, 5.000%, 01/01/33	1,100,000	1,193,984
Chicago O’Hare International Airport, Series B, RB, 5.000%, 01/01/33(a)	3,500,000	3,898,720
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38, Pre-refunded 04/01/2019 @ 100	1,000,000	1,090,590

		6,183,294

Kansas 1.8%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(a)	1,500,000	1,644,180

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Grade Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Maine 3.0%
Maine State Turnpike Authority, RB, 6.000%, 07/01/38, Pre-refunded 07/01/2019 @ 100(a)	2,500,000	2,768,500

Michigan 2.8%
University of Michigan, Series B, RB, 0.850%, 04/01/28	2,500,000	2,500,000

Missouri 3.8%
Metropolitan St Louis Sewer District, Series B, RB, 5.000%, 05/01/36(a)	3,000,000	3,437,040

New York 7.1%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, Pre-refunded 05/01/2018 @ 100, BHAC-CR-AGM	1,000,000	1,052,240
New York State Dormitory Authority, RB, 5.000%, 03/15/28	2,000,000	2,420,180
Utility Debt Securitization Authority, Series A, RB, 5.000%, 12/15/34	2,500,000	2,952,400

		6,424,820

North Carolina 10.7%
Charlotte NC Water & Sewer System Revenue, Series B, RB, 0.880%, 07/01/36	4,375,000	4,375,000
North Carolina Medical Care Commission, RB, 5.000%, 10/01/35(b)	1,625,000	1,847,983
North Carolina Turnpike Authority, RB, 5.000%, 01/01/32	1,000,000	1,130,900
North Carolina Turnpike Authority, RB, 5.000%, 01/01/39, AGM	700,000	784,840
Raleigh, COP, 0.850%, 02/01/34	1,615,000	1,615,000

		9,753,723

Oregon 12.2%
Clackamas County School District No. 12 North Clackamas, Series B, GO, 5.000%, 06/15/34, SCH BD GTY	1,000,000	1,168,910

	Shares or Principal Amount($)	Value($)
Oregon—continued
Oregon State, Series A, GO, 5.000%, 05/01/33	2,785,000	3,290,422
Oregon State, Series A, GO, 5.000%, 05/01/35	2,250,000	2,634,727
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/42	1,000,000	1,115,080
Port of Portland OR Airport Revenue, RB, 5.000%, 07/01/47	1,000,000	1,132,540
Washington Clackamas & Yamhill Counties School District No. 88J, Series B, GO, 5.000%, 06/15/31, SCH BD GTY	1,500,000	1,783,785

		11,125,464

Texas 3.6%
Arlington Higher Education Finance Corp., Series A, RB, 5.000%, 08/15/39, PSF-GTD	1,000,000	1,118,730
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 5.000%, 07/01/35	2,000,000	2,117,620

		3,236,350

Utah 6.6%
Salt Lake City Corp., Airport Revenue, Series A, AMT, RB, 5.000%, 07/01/33	2,300,000	2,622,529
Salt Lake City Corp., Airport Revenue, Series A, AMT, RB, 5.000%, 07/01/34	3,000,000	3,404,010

		6,026,539

Washington 2.0%
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, Pre-refunded 04/01/2019 @ 100, BHAC-CR(a)	1,635,000	1,785,158

Total Municipal Bonds (Cost $81,298,305)		83,369,166

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 11.4%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(c)	10,321,638	10,321,638

Total Money Market Fund (Cost $10,321,638)		10,321,638

Total Investments (Cost $91,619,943) — 103.0%		93,690,804
Liabilities in Excess of Other Assets — (3.0)%		(2,686,303)

Net Assets — 100.0%		$91,004,501

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
COP	—	Certificate of Participation
CR	—	Custodial Receipts
GO	—	General Obligation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond
SCH BD GTY	—	School Bond Guaranty Program

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 2.6%
Cable/Wireless Video 0.2%
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.523%, 01/07/22(a)(b)	1,005,000	1,000,397

Energy 0.5%
California Resources Corp., Second Out Term Loan, 11.375%, 12/31/21(a)(b)	1,430,000	1,577,762
Chesapeake Energy Corp., Term Loan, 8.553%, 08/23/21(a)(b)	1,180,000	1,255,225

		2,832,987

Financial 0.8%
Asurion LLC, New 2nd Lien Term Loan, 8.500%, 03/03/21(a)(b)	2,955,000	2,988,244
Freedom Mortgage Corp., 1st Lien Term Loan, 6.862%, 02/26/22(a)(b)	1,055,000	1,069,506

		4,057,750

Metals/Minerals 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B, 3.750%, 06/30/19(a)(b)	505,071	507,677

Retail 1.0%
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.250%, 10/25/20(a)(b)(c)	1,910,000	1,532,087
Sears Holding Corp., Incremental Term Loan, 8.500%, 07/20/20(a)(b)	163,623	165,054
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(a)(b)	3,893,459	3,841,131

		5,538,272

Total Bank Loans (Cost $13,871,030)		13,937,083

Corporate Bonds 91.1%
Airlines 2.3%
Air Canada Pass Through Trust, Series 2013-1, Cl C, 6.625%, 05/15/18(b)	875,000	910,000
Air Canada Pass Through Trust, Series 2015-1, Cl C, 5.000%, 03/15/20(b)	543,000	550,493

	Shares or Principal Amount($)	Value($)
Airlines—continued
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 01/15/22(b)	5,013,587	5,182,796
U.S. Airways Pass Through Trust, Series 2012-2, Cl B, 6.750%, 12/03/22	2,814,972	3,047,208
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 10/11/23	2,715,145	2,769,448

		12,459,945

Auto Manufacturers 0.0%(d)
Motors Liquidation Co. Escrow, 7.200% (e)(f)(g)(h)	17,182,000	—
Motors Liquidation Co. Escrow, 8.375% (e)(f)(g)(h)	36,800,000	—

		—

Auto Parts & Equipment 1.4%
Allison Transmission, Inc., 5.000%, 10/01/24(b)	1,985,000	2,004,850
American Axle & Manufacturing, Inc., 6.250%, 04/01/25(b)(e)	1,599,000	1,600,999
American Axle & Manufacturing, Inc., 6.500%, 04/01/27(b)	1,599,000	1,593,995
Deck Chassis Acquisition, Inc., 10.000%, 06/15/23(b)	1,333,000	1,426,310
TI Group Automotive Systems LLC, 8.750%, 07/15/23(b)	1,015,000	1,076,742

		7,702,896

Banks 1.2%
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	4,740,000	4,834,800
Royal Bank of Scotland Group PLC, 8.625% (a)(h)	1,310,000	1,365,675

		6,200,475

Building Materials 0.4%
Summit Materials LLC/Summit Materials Finance Corp., 8.500%, 04/15/22	1,845,000	2,029,500

Chemicals 1.6%
Axalta Coating Systems LLC, 4.875%, 08/15/24(b)	1,955,000	2,003,875
Blue Cube Spinco, Inc., 9.750%, 10/15/23(e)	2,453,000	2,937,467

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
Chemours Co. (The), 7.000%, 05/15/25(e)	1,985,000	2,136,853
CVR Partners LP/CVR Nitrogen Finance Corp., 9.250%, 06/15/23(b)(e)	835,000	856,919
Platform Specialty Products Corp., 10.375%, 05/01/21(b)	490,000	545,125
Valvoline, Inc., 5.500%, 07/15/24(b)	322,000	338,100

		8,818,339

Coal 2.1%
CONSOL Energy, Inc., 5.875%, 04/15/22	1,560,000	1,542,450
CONSOL Energy, Inc., 8.000%, 04/01/23	3,415,000	3,590,019
Contura Energy, Inc., 10.000%, 08/01/21(b)(e)	4,160,000	4,484,896
Foresight Energy LLC/Foresight Energy Finance Corp., 11.500%, 04/01/23(b)(e)	1,965,000	1,837,275

		11,454,640

Commercial Services 3.3%
Cardtronics, Inc., 5.500%, 05/01/25(b)	870,000	879,787
Flexi-Van Leasing, Inc., 7.875%, 08/15/18	835,000	755,675
Gartner, Inc., 5.125%, 04/01/25(b)	775,000	789,531
Herc Rentals, Inc., 7.500%, 06/01/22(b)	1,390,000	1,476,875
Laureate Education, Inc., 9.250%, 09/01/19(b)(e)	3,880,000	4,035,200
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23(b)	1,015,000	1,112,694
Quad/Graphics, Inc., 7.000%, 05/01/22	1,290,000	1,290,000
Rent-A-Center, Inc., 4.750%, 05/01/21(e)	1,756,000	1,439,920
Rent-A-Center, Inc., 6.625%, 11/15/20(e)	1,063,000	940,755
Ritchie Bros Auctioneers, Inc., 5.375%, 01/15/25(b)	1,290,000	1,319,025
Team Health Holdings, Inc., 6.375%, 02/01/25(b)(e)	670,000	656,600
TMS International Corp., 7.625%, 10/15/21	2,665,000	2,684,987
United Rentals North America, Inc., 7.625%, 04/15/22	602,000	626,833

		18,007,882

	Shares or Principal Amount($)	Value($)
Computers 2.8%
Conduent Finance, Inc./Xerox Business Services LLC, 10.500%, 12/15/24(b)	728,000	839,020
Dell, Inc., 6.500%, 04/15/38	1,342,000	1,308,450
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 06/15/24(b)(e)	1,430,000	1,580,835
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)(i)	1,680,000	1,705,200
Harland Clarke Holdings Corp., 8.375%, 08/15/22(b)	2,180,000	2,234,500
Harland Clarke Holdings Corp., 9.250%, 03/01/21(b)	1,910,000	1,859,862
Western Digital Corp., 10.500%, 04/01/24	4,525,000	5,333,844

		14,861,711

Distribution/Wholesale 0.3%
Univar USA, Inc., 6.750%, 07/15/23(b)	1,555,000	1,613,313

Diversified Financial Services 9.6%
Alliance Data Systems Corp., 5.875%, 11/01/21(b)(i)	4,690,000	4,854,150
Ally Financial, Inc., 5.750%, 11/20/25	700,000	716,625
Ally Financial, Inc., 8.000%, 03/15/20	1,369,000	1,536,702
Ally Financial, Inc., 8.000%, 11/01/31	450,000	534,375
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,425,000	2,449,250
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	5,200,000	5,265,000
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	4,166,000	4,218,075
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	827,000	827,000
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	3,890,000	4,033,444
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19	1,025,000	1,053,188
Navient Corp., 5.500%, 01/15/19, MTN	875,000	906,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Navient Corp., 6.500%, 06/15/22	1,089,000	1,098,529
Navient Corp., 8.000%, 03/25/20, MTN	2,415,000	2,623,294
Navient Corp., 8.450%, 06/15/18, MTN	1,805,000	1,922,325
Ocwen Loan Servicing LLC, 8.375%, 11/15/22(b)	4,870,000	4,943,050
OneMain Financial Holdings LLC, 7.250%, 12/15/21(b)	1,625,000	1,702,187
Quicken Loans, Inc., 5.750%, 05/01/25(b)(e)	5,330,000	5,236,725
Springleaf Finance Corp., 8.250%, 12/15/20(e)	1,755,000	1,917,337
Springleaf Finance Corp., 8.250%, 10/01/23	2,985,000	3,145,444
Walter Investment Management Corp., 7.875%, 12/15/21(e)	4,350,000	2,555,625

		51,538,825

Electric 1.5%
Dynegy, Inc., 7.375%, 11/01/22(e)	1,220,000	1,207,800
GenOn Energy, Inc., 7.875%, 06/15/17	1,442,000	998,585
NRG Energy, Inc., 6.250%, 07/15/22	570,000	582,825
NRG Energy, Inc., 6.625%, 03/15/23(e)	620,000	634,337
NRG Energy, Inc., 7.250%, 05/15/26(e)	2,130,000	2,193,900
NRG Energy, Inc., 7.875%, 05/15/21	802,000	824,055
NRG Yield Operating LLC, 5.000%, 09/15/26(b)(e)	1,620,000	1,575,450

		8,016,952

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc., 5.375%, 06/15/24	1,750,000	1,793,750

Electronics 0.3%
Allegion PLC, 5.875%, 09/15/23	1,743,000	1,860,653

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., 8.500%, 11/01/21(b)	500,000	530,000

	Shares or Principal Amount($)	Value($)
Engineering & Construction 0.6%
AECOM, 5.125%, 03/15/27(b)	1,383,000	1,386,458
Engility Corp., 8.875%, 09/01/24(b)	1,930,000	2,043,387

		3,429,845

Entertainment 1.5%
CCM Merger, Inc., 6.000%, 03/15/22(b)	400,000	408,000
Eagle II Acquisition Co. LLC, 6.000%, 04/01/25(b)	1,005,000	1,035,150
EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24(b)	852,000	928,680
Gateway Casinos & Entertainment Ltd., 8.250%, 03/01/24(b)	310,000	313,875
Lions Gate Entertainment Corp., 5.875%, 11/01/24(b)	1,405,000	1,457,687
Mohegan Tribal Gaming Authority, 7.875%, 10/15/24(b)(e)	1,745,000	1,768,994
WMG Acquisition Corp., 5.000%, 08/01/23(b)	630,000	636,300
WMG Acquisition Corp., 5.625%, 04/15/22(b)	1,600,000	1,656,000

		8,204,686

Environmental Control 0.3%
GFL Environmental, Inc., 9.875%, 02/01/21(b)	1,685,000	1,824,013

Food 1.9%
JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20(b)	1,815,000	1,860,375
Lamb Weston Holdings, Inc., 4.625%, 11/01/24(b)	585,000	596,700
Post Holdings, Inc., 5.000%, 08/15/26(b)(e)	1,970,000	1,886,275
Post Holdings, Inc., 5.500%, 03/01/25(b)	457,000	459,285
Post Holdings, Inc., 5.750%, 03/01/27(b)	571,000	569,573
Post Holdings, Inc., 8.000%, 07/15/25(b)	2,070,000	2,323,575
U.S. Foods, Inc., 5.875%, 06/15/24(b)	2,481,000	2,574,037

		10,269,820

Forest Products & Paper 0.2%
Resolute Forest Products, Inc., 5.875%, 05/15/23(e)	1,140,000	1,040,250

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.750%, 05/20/27	1,520,000	1,500,620

Healthcare-Products 0.7%
Greatbatch Ltd., 9.125%, 11/01/23(b)	2,347,000	2,476,085
Teleflex, Inc., 5.250%, 06/15/24	1,263,000	1,288,260

		3,764,345

Healthcare-Services 7.1%
Centene Corp., 5.625%, 02/15/21	2,530,000	2,647,898
CHS/Community Health Systems, Inc., 6.250%, 03/31/23	1,146,000	1,166,055
CHS/Community Health Systems, Inc., 6.875%, 02/01/22(e)	2,145,000	1,844,700
CHS/Community Health Systems, Inc., 8.000%, 11/15/19(e)	2,640,000	2,590,500
DaVita, Inc., 5.000%, 05/01/25	4,810,000	4,822,025
DaVita, Inc., 5.750%, 08/15/22	1,405,000	1,454,175
HCA Holdings, Inc., 6.250%, 02/15/21(e)(i)	2,865,000	3,092,409
HCA, Inc., 5.250%, 06/15/26	1,020,000	1,073,550
HCA, Inc., 6.500%, 02/15/20	2,215,000	2,424,052
HCA, Inc., 7.500%, 11/06/33	280,000	306,250
HCA, Inc., 7.500%, 11/15/95	720,000	702,900
Kindred Healthcare, Inc., 8.000%, 01/15/20	2,595,000	2,637,169
Kindred Healthcare, Inc., 8.750%, 01/15/23(e)	1,160,000	1,162,900
MPH Acquisition Holdings LLC, 7.125%, 06/01/24(b)	1,003,000	1,078,350
Opal Acquisition, Inc., 8.875%, 12/15/21(b)	1,005,000	874,350
Tenet Healthcare Corp., 6.000%, 10/01/20	1,585,000	1,676,138
Tenet Healthcare Corp., 8.125%, 04/01/22(e)	4,620,000	4,822,125
WellCare Health Plans, Inc., 5.250%, 04/01/25	2,245,000	2,297,308
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,400,000	1,440,600

		38,113,454

	Shares or Principal Amount($)	Value($)
Home Builders 3.3%
CalAtlantic Group, Inc., 5.875%, 11/15/24	1,650,000	1,732,500
Century Communities, Inc., 6.875%, 05/15/22(b)	2,180,000	2,267,200
Lennar Corp., 4.750%, 04/01/21	1,160,000	1,209,300
Mattamy Group Corp., 6.500%, 11/15/20(b)	1,070,000	1,099,425
Mattamy Group Corp., 6.875%, 12/15/23(b)	528,000	547,800
New Home Co., Inc. (The), 7.250%, 04/01/22(b)(e)	735,000	740,513
PulteGroup, Inc., 4.250%, 03/01/21	1,755,000	1,803,262
PulteGroup, Inc., 5.500%, 03/01/26	695,000	719,325
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(b)	1,665,000	1,673,325
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.250%, 04/15/21(b)	935,000	963,050
TRI Pointe Group, Inc., 4.875%, 07/01/21	3,201,000	3,297,030
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 06/15/24	1,590,000	1,637,700

		17,690,430

Insurance 1.0%
MGIC Investment Corp., 5.750%, 08/15/23	2,640,000	2,785,200
Radian Group, Inc., 7.000%, 03/15/21	2,252,000	2,491,275

		5,276,475

Internet 0.4%
Cogent Communications Group, Inc., 5.375%, 03/01/22(b)	520,000	533,650
Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23	1,770,000	1,869,562

		2,403,212

Leisure Time 0.6%
Silversea Cruise Finance Ltd., 7.250%, 02/01/25(b)	1,340,000	1,407,000
Viking Cruises Ltd., 8.500%, 10/15/22(b)	1,550,000	1,608,125

		3,015,125

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Lodging 4.3%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 11.000%, 10/01/21	3,485,000	3,798,650
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375%, 05/01/22	3,570,000	3,837,750
Diamond Resorts International, Inc., 10.750%, 09/01/24(b)(e)	1,055,000	1,097,200
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)	1,680,000	1,638,000
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24(b)	820,000	861,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 04/01/25(b)	933,000	944,383
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 10.250%, 11/15/22(b)(e)	1,207,000	1,294,133
MGM Resorts International, 6.000%, 03/15/23	3,075,000	3,321,000
MGM Resorts International, 6.750%, 10/01/20	545,000	599,500
MGM Resorts International, 7.750%, 03/15/22(i)	4,945,000	5,705,294

		23,096,910

Media 6.3%
Altice Finco SA, 7.625%, 02/15/25(b)(e)	1,500,000	1,541,250
Altice Luxembourg SA, 7.750%, 05/15/22(b)(e)	2,175,000	2,308,219
CBS Radio, Inc., 7.250%, 11/01/24(b)(e)	809,000	849,450
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 05/01/27(b)(c)	2,905,000	2,919,525
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 09/01/23	505,000	525,200
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 02/15/26(b)	1,405,000	1,475,250

	Shares or Principal Amount($)	Value($)
Media—continued
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375%, 09/15/20(b)	320,000	329,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.750%, 07/15/25(b)	2,510,000	2,775,119
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	1,475,000	1,534,000
CSC Holdings LLC, 10.125%, 01/15/23(b)	1,000,000	1,160,000
CSC Holdings LLC, 10.875%, 10/15/25(b)	2,650,000	3,186,625
DISH DBS Corp., 7.875%, 09/01/19	2,310,000	2,546,775
Lee Enterprises, Inc., 9.500%, 03/15/22(b)(e)	2,040,000	2,141,082
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.875%, 05/15/24(b)(e)	615,000	595,012
SFR Group SA, 7.375%, 05/01/26(b)	2,450,000	2,523,500
Univision Communications, Inc., 6.750%, 09/15/22(b)	1,434,000	1,504,252
Viacom, Inc., 6.250%, 02/28/57(a)(e)	1,240,000	1,249,920
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 07/15/19	1,508,000	1,570,205
Ziggo Bond Finance BV, 5.875%, 01/15/25(b)	1,850,000	1,863,875
Ziggo Secured Finance BV, 5.500%, 01/15/27(b)	1,090,000	1,089,891

		33,688,750

Metal Fabricate/Hardware 0.4%
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375%, 12/15/23(b)	210,000	220,500
Novelis Corp., 6.250%, 08/15/24(b)	1,645,000	1,714,912

		1,935,412

Mining 0.8%
Imperial Metals Corp., 7.000%, 03/15/19	2,948,000	2,793,230
Kaiser Aluminum Corp., 5.875%, 05/15/24	1,324,000	1,379,860

		4,173,090

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Miscellaneous Manufacturer 0.8%
Bombardier, Inc., 7.500%, 03/15/25(b)	1,950,000	1,998,750
Bombardier, Inc., 7.750%, 03/15/20(b)	585,000	624,487
Bombardier, Inc., 8.750%, 12/01/21(b)	1,475,000	1,615,125

		4,238,362

Oil & Gas 9.5%
Antero Resources Corp., 5.625%, 06/01/23	195,000	199,388
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 04/01/22(b)(c)	940,000	972,900
Atwood Oceanics, Inc., 6.500%, 02/01/20(e)	1,550,000	1,396,938
California Resources Corp., 8.000%, 12/15/22(b)	2,515,000	2,043,437
Callon Petroleum Co., 6.125%, 10/01/24(b)	1,025,000	1,066,000
Chesapeake Energy Corp., 6.625%, 08/15/20	4,220,000	4,214,725
Chesapeake Energy Corp., 6.875%, 11/15/20	2,975,000	2,967,562
Chesapeake Energy Corp., 8.000%, 12/15/22(b)(e)	4,015,000	4,205,712
Chesapeake Energy Corp., 8.000%, 01/15/25(b)(e)	1,300,000	1,300,000
CITGO Petroleum Corp., 6.250%, 08/15/22(b)	1,475,000	1,493,437
Denbury Resources, Inc., 9.000%, 05/15/21(b)	1,170,000	1,234,350
Diamondback Energy, Inc., 4.750%, 11/01/24(b)	998,000	1,003,888
Diamondback Energy, Inc., 5.375%, 05/31/25(b)	1,083,000	1,110,075
Eclipse Resources Corp., 8.875%, 07/15/23	2,480,000	2,529,600
Ensco PLC, 5.750%, 10/01/44	1,815,000	1,370,325
Ensco PLC, 8.000%, 01/31/24(e)	1,383,000	1,400,288
EP Energy LLC/Everest Acquisition Finance, Inc., 8.000%, 02/15/25(b)	1,183,000	1,100,190
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375%, 05/01/20	3,166,000	2,984,588
MEG Energy Corp., 6.500%, 01/15/25(b)(e)	235,000	235,000

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
MEG Energy Corp., 7.000%, 03/31/24(b)	1,980,000	1,772,100
Nabors Industries, Inc., 5.500%, 01/15/23(b)(e)	1,260,000	1,285,988
Precision Drilling Corp., 6.625%, 11/15/20	1,010,374	1,015,426
Precision Drilling Corp., 7.750%, 12/15/23(b)	800,000	842,000
Pride International LLC, 7.875%, 08/15/40	1,050,000	971,250
Range Resources Corp., 5.750%, 06/01/21(b)	2,819,000	2,889,475
Rice Energy, Inc., 6.250%, 05/01/22	1,797,000	1,850,910
Rowan Cos., Inc., 4.750%, 01/15/24	1,210,000	1,085,975
Rowan Cos., Inc., 4.875%, 06/01/22	1,349,000	1,288,295
Rowan Cos., Inc., 5.850%, 01/15/44	1,410,000	1,085,700
SandRidge Energy, Inc., Escrow, 8.125%, 10/15/22(f)(g)	1,935,000	3,870
Seven Generations Energy Ltd., 6.750%, 05/01/23(b)(e)	1,571,000	1,641,695
Transocean, Inc., 6.800%, 03/15/38	675,000	555,188
Transocean, Inc., 7.500%, 04/15/31	585,000	526,500
Transocean, Inc., 9.000%, 07/15/23(b)	1,275,000	1,361,063

		51,003,838

Oil & Gas Services 1.6%
FTS International, Inc., 8.631%, 06/15/20(a)(b)	1,400,000	1,419,250
KCA Deutag UK Finance PLC, 7.250%, 05/15/21	2,005,000	1,875,297
KCA Deutag UK Finance PLC, 9.875%, 04/01/22(b)(c)	1,960,000	2,011,450
SESI LLC, 6.375%, 05/01/19	2,500,000	2,493,750
SESI LLC, 7.125%, 12/15/21(e)	790,000	799,875

		8,599,622

Packaging & Containers 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.125%, 07/15/23(b)	2,445,000	2,512,237

Pharmaceuticals 2.8%
Endo Finance LLC/Endo Finco, Inc., 7.250%, 01/15/22(b)	2,495,000	2,357,775

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Pharmaceuticals—continued
Horizon Pharma, Inc., 6.625%, 05/01/23(e)	1,080,000	1,058,400
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.500%, 10/01/24(b)	1,945,000	2,000,919
Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25(b)(e)	3,040,000	2,340,800
Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22(b)(e)	899,000	924,846
Valeant Pharmaceuticals International, Inc., 6.750%, 08/15/21(b)	975,000	840,937
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24(b)	1,855,000	1,903,694
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21(b)	4,380,000	3,837,975

		15,265,346

Pipelines 1.7%
Cheniere Corpus Christi Holdings LLC, 7.000%, 06/30/24(b)	1,190,000	1,310,487
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.750%, 04/01/25(b)(e)	1,146,000	1,170,353
Rockies Express Pipeline LLC, 5.625%, 04/15/20(b)	390,000	410,475
Rockies Express Pipeline LLC, 6.000%, 01/15/19(b)	2,635,000	2,746,987
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,241,000	1,296,845
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.250%, 01/15/25	606,000	633,270
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,755,000	1,836,169

		9,404,586

Private Equity 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	2,742,000	2,837,970

	Shares or Principal Amount($)	Value($)
Real Estate 1.0%
Greystar Real Estate Partners LLC, 8.250%, 12/01/22(b)	370,000	399,137
Howard Hughes Corp. (The), 5.375%, 03/15/25(b)	1,955,000	1,935,450
Realogy Group LLC/Realogy Co-Issuer Corp., 4.875%, 06/01/23(b)	1,610,000	1,573,775
Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21(b)(e)	1,470,000	1,528,800

		5,437,162

Real Estate Investment Trust 3.5%
Care Capital Properties LP, 5.125%, 08/15/26	1,675,000	1,656,900
iStar, Inc., 6.000%, 04/01/22(e)	1,118,000	1,134,770
iStar, Inc., 6.500%, 07/01/21	3,353,000	3,445,208
iStar, Inc., 7.125%, 02/15/18	5,265,000	5,449,275
iStar, Inc., 9.000%, 06/01/17	2,220,000	2,244,975
SBA Communications Corp., 4.875%, 09/01/24(b)	630,000	621,999
Starwood Property Trust, Inc., 5.000%, 12/15/21(b)	4,173,000	4,329,487

		18,882,614

Retail 2.8%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 8.000%, 06/01/21(b)	645,000	632,100
L Brands, Inc., 6.750%, 07/01/36	625,000	595,500
Men’s Wearhouse, Inc. (The), 7.000%, 07/01/22(e)	2,690,000	2,387,375
New Albertsons, Inc., 7.450%, 08/01/29	1,790,000	1,696,025
Penske Automotive Group, Inc., 5.375%, 12/01/24	640,000	641,600
Rite Aid Corp., 6.125%, 04/01/23(b)(e)	3,700,000	3,667,625
Rite Aid Corp., 6.750%, 06/15/21(e)	2,515,000	2,526,003
Sears Holdings Corp., 8.000%, 12/15/19(e)	1,695,000	1,322,100
TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 08/15/21(b)	2,095,000	1,848,838

		15,317,166

Software 2.3%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 03/01/25(b)	1,595,000	1,634,875

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Software—continued
Donnelley Financial Solutions, Inc., 8.250%, 10/15/24(b)(e)	1,705,000	1,760,412
First Data Corp., 5.375%, 08/15/23(b)	1,620,000	1,686,825
First Data Corp., 7.000%, 12/01/23(b)(e)	2,215,000	2,375,587
Infor US, Inc., 6.500%, 05/15/22	730,000	750,148
Nuance Communications, Inc., 5.625%, 12/15/26(b)	1,551,000	1,585,898
Quintiles IMS, Inc., 5.000%, 10/15/26(b)	1,390,000	1,395,213
Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24(b)	1,090,000	1,245,325

		12,434,283

Telecommunication Services 5.8%
Cincinnati Bell, Inc., 7.000%, 07/15/24(b)	4,460,000	4,677,425
Cogent Communications Finance, Inc., 5.625%, 04/15/21(b)	745,000	759,900
Digicel Group Ltd., 8.250%, 09/30/20(b)	1,425,000	1,224,645
Frontier Communications Corp., 7.875%, 01/15/27	730,000	599,388
Frontier Communications Corp., 11.000%, 09/15/25	2,230,000	2,168,675
HC2 Holdings, Inc., 11.000%, 12/01/19(b)	1,125,000	1,147,500
Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	4,065,000	3,704,231
Level 3 Financing, Inc., 5.375%, 05/01/25	735,000	747,863
Sprint Communications, Inc., 11.500%, 11/15/21	3,045,000	3,821,475
Sprint Corp., 7.875%, 09/15/23	2,145,000	2,375,588
Trilogy International Partners LLC/Trilogy International Finance, Inc., 13.375%, 05/15/19(i)	5,215,000	5,280,187
ViaSat, Inc., 6.875%, 06/15/20(e)	2,745,000	2,806,763
West Corp., 5.375%, 07/15/22(b)	1,760,000	1,729,200

		31,042,840

	Shares or Principal Amount($)	Value($)
Transportation 1.4%
Florida East Coast Holdings Corp., 6.750%, 05/01/19(b)	2,830,000	2,914,900
Hornbeck Offshore Services, Inc., 1.500%, 09/01/19(e)	985,000	640,250
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	1,960,000	1,185,800
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20	2,302,000	1,473,280
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.250%, 05/01/22(b)	1,230,000	1,205,400

		7,419,630

Total Corporate Bonds (Cost $474,776,309)		490,710,974

Convertible Preferred Stock 0.1%
Telecommunication Services 0.1%
T-Mobile US, Inc., 5.500%, 12/15/17	6,065	641,738

Total Convertible Preferred Stock (Cost $303,250)		641,738

Preferred Stock 0.2%
Banks 0.2%
GMAC Capital Trust I, Series 2, 6.824%(a)	42,810	1,088,658

Total Preferred Stock (Cost $1,070,250)		1,088,658

Warrants 0.0%(d)
Oil & Gas 0.0%(d)
SandRidge Energy, Inc.*(g)	3,760	4,700
SandRidge Energy, Inc.*(g)	1,583	1,979

Total Warrants (Cost $—)		6,679

Common Stocks 1.6%
Auto Manufacturers 0.5%
General Motors Co.	76,364	2,700,231

Oil & Gas 1.0%
Linn Energy, Inc.*	116,734	3,385,286
SandRidge Energy, Inc.*	39,265	726,010
Templar Energy LLC, Cl A*	159,460	1,176,019

		5,287,315

Telecommunication Services 0.1%
NII Holding, Inc.*(e)	284,455	369,792

Total Common Stocks (Cost $16,208,753)		8,357,338

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Funds 9.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(j)	3,189,676	3,189,676
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(j)(k)	47,734,256	47,734,256

Total Money Market Funds (Cost $50,923,932)		50,923,932

Total Investments (Cost $557,153,524) — 105.0%		565,666,402
Liabilities in Excess of Other Assets — (5.0)%		(26,811,200)

Net Assets — 100.0%		$538,855,202

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 47.6% of net assets as of March 31, 2017.
(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Less than 0.05% of Net Assets.

(e)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $56,090,727.

(f)	Security is in default.

(g)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)). Fair valued securities held by the Fund represent 0.0% of net assets as of March 31, 2017.

(h)	Perpetual maturity.

(i)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(j)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(k)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $59,760,661. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $12,026,405. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(k)).

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 2.6%
Cable/Wireless Video 0.2%
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.523%, 01/07/22(a)(b)	1,025,000	1,020,306

Chemicals 0.4%
Chemours Co. (The), Term Loan B, 6.000%, 05/12/22(a)(b)	1,400,647	1,407,651
Kraton Polymers LLC, 2016 Term Loan B, 5.000%, 01/06/22(a)(b)	734,867	741,297

		2,148,948

Energy 0.3%
California Resources Corp., Second Out Term Loan, 11.375%, 12/31/21(a)(b)	1,195,000	1,318,479

Financial 0.6%
Freedom Mortgage Corp., 1st Lien Term Loan, 6.862%, 02/26/22(a)(b)	880,000	892,100
Walter Investment Management Corp., 2013 Term Loan, 4.750%, 12/18/20(a)(b)	2,757,926	2,372,809

		3,264,909

Retail 0.9%
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.250%, 10/25/20(a)(b)(c)	1,585,000	1,271,392
Sears Holding Corp., Incremental Term Loan, 8.500%, 07/20/20(a)(b)	171,233	172,731
Sears Roebuck Acceptance Corp., 2015 Term Loan, 5.500%, 06/30/18(a)(b)	3,280,691	3,236,599

		4,680,722

Service 0.2%
Laureate Education, Inc., 2016 Term Loan, 8.509%, 03/17/21(a)(b)	1,205,191	1,214,230

Total Bank Loans (Cost $13,701,224)		13,647,594

Corporate Bonds 88.8%
Airlines 1.9%
Air Canada Pass Through Trust, Series 2013-1, Cl C, 6.625%, 05/15/18(b)	790,000	821,600

	Shares or Principal Amount($)	Value($)
Airlines—continued
Air Canada Pass Through Trust, Series 2015-1, Cl C, 5.000%, 03/15/20(b)	490,000	496,762
American Airlines Pass Through Trust, Series 2013-2, Cl B, 5.600%, 07/15/20(b)	3,058,065	3,161,274
U.S. Airways Pass Through Trust, Series 2012-2, Cl B, 6.750%, 06/03/21	2,533,640	2,742,665
United Airlines Pass Through Trust, Series 2014-1, Cl B, 4.750%, 04/11/22	2,944,133	3,003,016

		10,225,317

Auto Parts & Equipment 1.4%
Allison Transmission, Inc., 5.000%, 10/01/24(b)	2,295,000	2,317,950
American Axle & Manufacturing, Inc., 6.250%, 04/01/25(b)(d)	1,360,000	1,361,700
American Axle & Manufacturing, Inc., 6.500%, 04/01/27(b)	1,360,000	1,355,743
Deck Chassis Acquisition, Inc., 10.000%, 06/15/23(b)	1,320,000	1,412,400
TI Group Automotive Systems LLC, 8.750%, 07/15/23(b)	1,080,000	1,145,697

		7,593,490

Banks 1.1%
Provident Funding Associates LP/PFG Finance Corp., 6.750%, 06/15/21(b)	4,320,000	4,406,400
Royal Bank of Scotland Group PLC, 8.625%(a)(e)	1,295,000	1,350,037

		5,756,437

Building Materials 0.4%
Summit Materials LLC/Summit Materials Finance Corp., 8.500%, 04/15/22	1,865,000	2,051,500

Chemicals 1.7%
Axalta Coating Systems LLC, 4.875%, 08/15/24(b)	1,550,000	1,588,750
Blue Cube Spinco, Inc., 9.750%, 10/15/23(d)	2,285,000	2,736,287
Chemours Co. (The), 7.000%, 05/15/25(d)	1,730,000	1,862,345
GCP Applied Technologies, Inc., 9.500%, 02/01/23(b)	1,005,000	1,140,675

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
Platform Specialty Products Corp., 10.375%, 05/01/21(b)	495,000	550,688
Valvoline, Inc., 5.500%, 07/15/24(b)(d)	1,107,000	1,162,350

		9,041,095

Coal 1.6%
CONSOL Energy, Inc., 5.875%, 04/15/22	1,854,000	1,833,142
CONSOL Energy, Inc., 8.000%, 04/01/23	3,015,000	3,169,519
Contura Energy, Inc., 10.000%, 08/01/21(b)(d)	3,100,000	3,342,110

		8,344,771

Commercial Services 2.4%
Cardtronics, Inc., 5.500%, 05/01/25(b)	1,295,000	1,309,569
Gartner, Inc., 5.125%, 04/01/25(b)	710,000	723,313
Herc Rentals, Inc., 7.500%, 06/01/22(b)	1,129,000	1,199,563
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23(b)	1,073,000	1,176,276
Quad/Graphics, Inc., 7.000%, 05/01/22	1,090,000	1,090,000
Rent-A-Center, Inc., 4.750%, 05/01/21(d)	1,840,000	1,508,800
Rent-A-Center, Inc., 6.625%, 11/15/20(d)	995,000	880,575
Ritchie Bros Auctioneers, Inc., 5.375%, 01/15/25(b)	1,185,000	1,211,662
TMS International Corp., 7.625%, 10/15/21	2,465,000	2,483,487
United Rentals North America, Inc., 7.625%, 04/15/22(d)	907,000	944,414

		12,527,659

Computers 2.7%
Conduent Finance, Inc./Xerox Business Services LLC, 10.500%, 12/15/24(b)	681,000	784,852
Dell, Inc., 6.500%, 04/15/38	1,120,000	1,092,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 06/15/24(b)(d)	1,200,000	1,326,575
Harland Clarke Holdings Corp., 6.875%, 03/01/20(b)(f)	5,195,000	5,272,925
Harland Clarke Holdings Corp., 8.375%, 08/15/22(b)	1,815,000	1,860,375
Western Digital Corp., 7.375%, 04/01/23(b)	795,000	871,519

	Shares or Principal Amount($)	Value($)
Computers—continued
Western Digital Corp., 10.500%, 04/01/24	2,780,000	3,276,925

		14,485,171

Distribution/Wholesale 0.3%
Univar USA, Inc., 6.750%, 07/15/23(b)	1,295,000	1,343,563

Diversified Financial Services 10.2%
Alliance Data Systems Corp., 5.375%, 08/01/22(b)	1,395,000	1,405,463
Alliance Data Systems Corp., 5.875%, 11/01/21(b)	3,120,000	3,229,200
Ally Financial, Inc., 5.750%, 11/20/25(d)	1,095,000	1,121,006
Ally Financial, Inc., 8.000%, 03/15/20	2,268,000	2,545,830
Ally Financial, Inc., 8.000%, 11/01/31	470,000	558,125
ILFC E-Capital Trust I, 4.660%, 12/21/65(a)	5,450,000	5,150,250
International Lease Finance Corp., 8.250%, 12/15/20	2,155,000	2,543,340
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(b)	2,340,000	2,363,400
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 08/01/18	4,980,000	5,042,250
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21	5,300,000	5,366,250
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	773,000	773,000
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	2,055,000	2,130,778
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19	955,000	981,263
Navient Corp., 5.500%, 01/15/19, MTN	735,000	761,460
Navient Corp., 6.500%, 06/15/22	903,000	910,901
Navient Corp., 8.000%, 03/25/20, MTN	2,810,000	3,052,362
Navient Corp., 8.450%, 06/15/18, MTN	1,900,000	2,023,500
Ocwen Loan Servicing LLC, 8.375%, 11/15/22(b)	3,215,000	3,263,225

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
OneMain Financial Holdings LLC, 7.250%, 12/15/21(b)	1,540,000	1,613,150
Quicken Loans, Inc., 5.750%, 05/01/25(b)(d)	5,175,000	5,084,437
Springleaf Finance Corp., 8.250%, 12/15/20	1,395,000	1,524,038
Springleaf Finance Corp., 8.250%, 10/01/23	2,615,000	2,755,556

		54,198,784

Electric 1.7%
Calpine Corp., 5.750%, 01/15/25(d)	900,000	894,375
Dynegy, Inc., 6.750%, 11/01/19	1,540,000	1,582,350
NRG Energy, Inc., 6.250%, 07/15/22	605,000	618,613
NRG Energy, Inc., 6.625%, 03/15/23(d)	660,000	675,262
NRG Energy, Inc., 7.250%, 05/15/26	2,235,000	2,302,050
NRG Energy, Inc., 7.875%, 05/15/21	807,000	829,192
NRG Yield Operating LLC, 5.000%, 09/15/26(b)(d)	1,350,000	1,312,875
NRG Yield Operating LLC, 5.375%, 08/15/24(d)	685,000	695,275

		8,909,992

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc., 5.375%, 06/15/24	1,755,000	1,798,875

Electronics 0.3%
Allegion PLC, 5.875%, 09/15/23	1,563,000	1,668,503

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., 8.500%, 11/01/21(b)	520,000	551,200

Engineering & Construction 0.3%
AECOM, 5.125%, 03/15/27(b)	1,538,000	1,541,845

Entertainment 1.7%
Eagle II Acquisition Co. LLC, 6.000%, 04/01/25(b)	915,000	942,450
EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24(b)	771,000	840,390
Greektown Holdings LLC/Greektown Mothership Corp., 8.875%, 03/15/19(b)(d)	1,880,000	1,967,890

	Shares or Principal Amount($)	Value($)
Entertainment—continued
Lions Gate Entertainment Corp., 5.875%, 11/01/24(b)(d)	1,815,000	1,883,062
Six Flags Entertainment Corp., 5.500%, 04/15/27(b)(c)	1,310,000	1,306,725
WMG Acquisition Corp., 5.000%, 08/01/23(b)	600,000	606,000
WMG Acquisition Corp., 5.625%, 04/15/22(b)	1,408,000	1,457,280

		9,003,797

Environmental Control 0.5%
Covanta Holding Corp., 5.875%, 07/01/25	570,000	571,069
GFL Environmental, Inc., 9.875%, 02/01/21(b)	1,759,000	1,904,117

		2,475,186

Food 2.5%
JBS USA LLC/JBS USA Finance, Inc., 5.750%, 06/15/25(b)	1,745,000	1,762,450
JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20(b)	2,115,000	2,167,875
Lamb Weston Holdings, Inc., 4.625%, 11/01/24(b)	620,000	632,400
Pilgrim’s Pride Corp., 5.750%, 03/15/25(b)	1,105,000	1,113,288
Post Holdings, Inc., 5.000%, 08/15/26(b)	1,805,000	1,728,287
Post Holdings, Inc., 5.500%, 03/01/25(b)	380,000	381,900
Post Holdings, Inc., 5.750%, 03/01/27(b)	474,000	472,815
Post Holdings, Inc., 8.000%, 07/15/25(b)	2,045,000	2,295,512
U.S. Foods, Inc., 5.875%, 06/15/24(b)	2,550,000	2,645,625

		13,200,152

Forest Products & Paper 0.2%
Resolute Forest Products, Inc., 5.875%, 05/15/23(d)	1,127,000	1,028,388

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.750%, 05/20/27	1,270,000	1,253,808

Healthcare-Products 0.5%
Hologic, Inc., 5.250%, 07/15/22(b)	1,050,000	1,101,187

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Products—continued
Teleflex, Inc., 5.250%, 06/15/24	1,569,000	1,600,380

		2,701,567

Healthcare-Services 6.5%
Centene Corp., 5.625%, 02/15/21	2,500,000	2,616,500
Centene Corp., 6.125%, 02/15/24	590,000	633,513
CHS/Community Health Systems, Inc., 6.250%, 03/31/23	950,000	966,625
CHS/Community Health Systems, Inc., 6.875%, 02/01/22(d)	2,115,000	1,818,900
CHS/Community Health Systems, Inc., 8.000%, 11/15/19(d)	2,600,000	2,551,250
DaVita, Inc., 5.000%, 05/01/25	3,940,000	3,949,850
DaVita, Inc., 5.750%, 08/15/22	2,310,000	2,390,850
Envision Healthcare Corp., 5.625%, 07/15/22	1,000,000	1,025,000
HCA Holdings, Inc., 6.250%, 02/15/21(d)	3,028,000	3,268,347
HCA, Inc., 5.250%, 06/15/26	1,035,000	1,089,338
HCA, Inc., 6.500%, 02/15/20	2,535,000	2,774,253
HCA, Inc., 7.500%, 11/06/33	235,000	257,031
HCA, Inc., 7.500%, 11/15/95	605,000	590,631
Kindred Healthcare, Inc., 8.000%, 01/15/20	2,415,000	2,454,244
Kindred Healthcare, Inc., 8.750%, 01/15/23(d)	710,000	711,775
MEDNAX, Inc., 5.250%, 12/01/23(b)	1,045,000	1,065,900
Tenet Healthcare Corp., 6.000%, 10/01/20	3,110,000	3,288,825
WellCare Health Plans, Inc., 5.250%, 04/01/25	1,895,000	1,939,154
WellCare Health Plans, Inc., 5.750%, 11/15/20	1,370,000	1,409,730

		34,801,716

Home Builders 3.8%
CalAtlantic Group, Inc., 5.875%, 11/15/24	1,326,000	1,392,300
Century Communities, Inc., 6.875%, 05/15/22(b)	1,820,000	1,892,800
Lennar Corp., 4.750%, 04/01/21	994,000	1,036,245
Mattamy Group Corp., 6.500%, 11/15/20(b)	990,000	1,017,225

	Shares or Principal Amount($)	Value($)
Home Builders—continued
Mattamy Group Corp., 6.875%, 12/15/23(b)	490,000	508,375
New Home Co., Inc. (The), 7.250%, 04/01/22(b)(d)	670,000	675,025
PulteGroup, Inc., 4.250%, 03/01/21	1,527,000	1,568,992
PulteGroup, Inc., 5.500%, 03/01/26	1,920,000	1,987,200
PulteGroup, Inc., 7.875%, 06/15/32	400,000	449,000
Shea Homes LP/Shea Homes Funding Corp., 5.875%, 04/01/23(b)	1,755,000	1,763,775
Shea Homes LP/Shea Homes Funding Corp., 6.125%, 04/01/25(b)	1,755,000	1,763,775
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.250%, 04/15/21(b)	820,000	844,600
TRI Pointe Group, Inc., 4.875%, 07/01/21	3,390,000	3,491,700
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 06/15/24	1,500,000	1,545,000

		19,936,012

Insurance 1.7%
MGIC Investment Corp., 5.750%, 08/15/23	3,380,000	3,565,900
Radian Group, Inc., 7.000%, 03/15/21	1,877,000	2,076,431
Sirius International Group Ltd., 7.506%(a)(e)(f)	3,570,000	3,641,400

		9,283,731

Internet 0.2%
Cogent Communications Group, Inc., 5.375%, 03/01/22(b)	1,055,000	1,082,694

Iron/Steel 0.2%
Steel Dynamics, Inc., 5.125%, 10/01/21	1,010,000	1,041,563

Leisure Time 0.8%
NCL Corp. Ltd., 4.625%, 11/15/20(b)	1,295,000	1,322,519
Silversea Cruise Finance Ltd., 7.250%, 02/01/25(b)	1,227,000	1,288,350
Viking Cruises Ltd., 8.500%, 10/15/22(b)	1,580,000	1,639,250

		4,250,119

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Lodging 3.5%
Caesars Entertainment Resort Properties LLC, 8.000%, 10/01/20(f)	2,290,000	2,387,325
Diamond Resorts International, Inc., 7.750%, 09/01/23(b)(d)	1,765,000	1,844,425
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(b)	1,680,000	1,638,000
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24(b)	825,000	866,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 04/01/25(b)(d)	780,000	789,516
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.750%, 11/15/21(b)	1,070,000	1,107,450
MGM Resorts International, 6.000%, 03/15/23(d)	2,820,000	3,045,600
MGM Resorts International, 6.750%, 10/01/20	1,305,000	1,435,500
MGM Resorts International, 7.750%, 03/15/22	4,575,000	5,278,406

		18,392,472

Media 6.8%
Altice Financing SA, 6.500%, 01/15/22(b)(d)	2,140,000	2,242,699
Altice Finco SA, 7.625%, 02/15/25(b)(d)	1,675,000	1,721,062
Altice Luxembourg SA, 7.750%, 05/15/22(b)(d)	2,205,000	2,340,056
Cablevision Systems Corp., 8.000%, 04/15/20(d)	2,140,000	2,370,050
CBS Radio, Inc., 7.250%, 11/01/24(b)(d)	848,000	890,400
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 05/01/27(b)(c)	2,640,000	2,653,200
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 09/01/23	2,485,000	2,584,400
CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 02/15/26(b)	2,190,000	2,299,500
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	1,350,000	1,404,000

	Shares or Principal Amount($)	Value($)
Media—continued
CSC Holdings LLC, 6.625%, 10/15/25(b)	1,125,000	1,223,438
CSC Holdings LLC, 10.125%, 01/15/23(b)	550,000	638,000
CSC Holdings LLC, 10.875%, 10/15/25(b)	2,275,000	2,735,687
DISH DBS Corp., 6.750%, 06/01/21	1,018,000	1,098,804
DISH DBS Corp., 7.875%, 09/01/19	3,645,000	4,018,612
Lee Enterprises, Inc., 9.500%, 03/15/22(b)(d)	1,695,000	1,778,987
SFR Group SA, 7.375%, 05/01/26(b)	1,550,000	1,596,500
Univision Communications, Inc., 6.750%, 09/15/22(b)	1,495,000	1,568,240
Viacom, Inc., 6.250%, 02/28/57(a)	1,040,000	1,048,320
Ziggo Bond Finance BV, 5.875%, 01/15/25(b)	815,000	821,113
Ziggo Secured Finance BV, 5.500%, 01/15/27(b)	1,105,000	1,104,890

		36,137,958

Metal Fabricate/Hardware 0.4%
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375%, 12/15/23(b)	203,000	213,150
Novelis Corp., 6.250%, 08/15/24(b)	1,690,000	1,761,825

		1,974,975

Mining 0.7%
Imperial Metals Corp., 7.000%, 03/15/19	2,314,000	2,192,515
Kaiser Aluminum Corp., 5.875%, 05/15/24	1,665,000	1,735,246

		3,927,761

Miscellaneous Manufacturer 0.7%
Bombardier, Inc., 7.500%, 03/15/25(b)	1,790,000	1,834,750
Bombardier, Inc., 7.750%, 03/15/20(b)	490,000	523,075
Bombardier, Inc., 8.750%, 12/01/21(b)	1,350,000	1,478,250

		3,836,075

Office/Business Equipment 0.5%
CDW LLC/CDW Finance Corp., 5.000%, 09/01/25	955,000	974,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Office/Business Equipment—continued
CDW LLC/CDW Finance Corp., 6.000%, 08/15/22	1,730,000	1,836,949

		2,811,049

Oil & Gas 7.5%
Antero Resources Corp., 5.000%, 03/01/25(b)	530,000	519,729
Antero Resources Corp., 5.375%, 11/01/21	600,000	616,254
Antero Resources Corp., 5.625%, 06/01/23	185,000	189,163
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 04/01/22(b)	890,000	921,150
Callon Petroleum Co., 6.125%, 10/01/24(b)	1,045,000	1,086,800
Chesapeake Energy Corp., 6.875%, 11/15/20(d)	3,675,000	3,665,812
Chesapeake Energy Corp., 8.000%, 12/15/22(b)(d)	4,900,000	5,132,750
CITGO Petroleum Corp., 6.250%, 08/15/22(b)	1,115,000	1,128,937
Denbury Resources, Inc., 9.000%, 05/15/21(b)	975,000	1,028,625
Diamondback Energy, Inc., 4.750%, 11/01/24(b)	1,045,000	1,051,166
Diamondback Energy, Inc., 5.375%, 05/31/25(b)	943,000	966,575
Ensco PLC, 5.750%, 10/01/44	1,712,000	1,292,560
Ensco PLC, 8.000%, 01/31/24(d)	1,145,000	1,159,312
MEG Energy Corp., 6.500%, 01/15/25(b)(d)	196,000	196,000
MEG Energy Corp., 7.000%, 03/31/24(b)	1,640,000	1,467,800
Nabors Industries, Inc., 5.500%, 01/15/23(b)(d)	1,220,000	1,245,162
Oasis Petroleum, Inc., 7.250%, 02/01/19	1,925,000	1,905,750
Precision Drilling Corp., 6.625%, 11/15/20(d)	891,835	896,294
Precision Drilling Corp., 7.750%, 12/15/23(b)	805,000	847,263
Pride International LLC, 7.875%, 08/15/40	875,000	809,375
Range Resources Corp., 5.750%, 06/01/21(b)	2,535,000	2,598,375
Rice Energy, Inc., 6.250%, 05/01/22	430,000	442,900
Rice Energy, Inc., 7.250%, 05/01/23(d)	1,590,000	1,693,350

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Rowan Cos., Inc., 4.750%, 01/15/24	1,705,000	1,530,237
Rowan Cos., Inc., 4.875%, 06/01/22	1,580,000	1,508,900
Rowan Cos., Inc., 5.850%, 01/15/44	1,330,000	1,024,100
RSP Permian, Inc., 6.625%, 10/01/22	1,055,000	1,110,388
Seven Generations Energy Ltd., 6.750%, 05/01/23(b)(d)	1,623,000	1,696,035
Transocean, Inc., 6.800%, 03/15/38	640,000	526,400
Transocean, Inc., 7.500%, 04/15/31	545,000	490,500
Transocean, Inc., 9.000%, 07/15/23(b)(d)	1,200,000	1,281,000

		40,028,662

Oil & Gas Services 0.8%
FTS International, Inc., 8.631%, 06/15/20(a)(b)	1,420,000	1,439,525
SESI LLC, 6.375%, 05/01/19	2,535,000	2,528,662

		3,968,187

Packaging & Containers 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 05/15/23(b)	1,675,000	1,687,563
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.125%, 07/15/23(b)	2,053,000	2,109,457

		3,797,020

Pharmaceuticals 1.5%
Endo Finance LLC/Endo Finco, Inc., 7.250%, 01/15/22(b)	2,070,000	1,956,150
Horizon Pharma, Inc., 6.625%, 05/01/23(d)	1,000,000	980,000
Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22(b)(d)	760,000	781,850
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24(b)	1,750,000	1,795,937
Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21(b)	2,655,000	2,326,444

		7,840,381

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines 2.1%
Cheniere Corpus Christi Holdings LLC, 7.000%, 06/30/24(b)	1,075,000	1,183,844
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.750%, 04/01/25(b)(d)	945,000	965,081
Holly Energy Partners LP/Holly Energy Finance Corp., 6.000%, 08/01/24(b)	1,415,000	1,482,213
Rockies Express Pipeline LLC, 5.625%, 04/15/20(b)	730,000	768,325
Rockies Express Pipeline LLC, 6.000%, 01/15/19(b)	2,650,000	2,762,625
Rockies Express Pipeline LLC, 6.850%, 07/15/18(b)	1,105,000	1,154,725
Sabine Pass Liquefaction LLC, 5.875%, 06/30/26(b)	1,205,000	1,328,617
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.250%, 01/15/25	504,000	526,680
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.125%, 10/15/21	789,000	825,491

		10,997,601

Private Equity 0.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	2,710,000	2,804,850

Real Estate 1.4%
Greystar Real Estate Partners LLC, 8.250%, 12/01/22(b)	326,000	351,673
Howard Hughes Corp. (The), 5.375%, 03/15/25(b)(d)	2,145,000	2,123,550
Realogy Group LLC/Realogy Co-Issuer Corp., 4.875%, 06/01/23(b)	1,405,000	1,373,387
Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/21(b)(d)	3,329,000	3,462,160

		7,310,770

Real Estate Investment Trust 3.6%
Care Capital Properties LP, 5.125%, 08/15/26	1,445,000	1,429,385
iStar, Inc., 6.000%, 04/01/22(d)	975,000	989,625
iStar, Inc., 6.500%, 07/01/21	3,775,000	3,878,812
iStar, Inc., 7.125%, 02/15/18(f)	5,030,000	5,206,050
iStar, Inc., 9.000%, 06/01/17	1,990,000	2,012,388

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust—continued
SBA Communications Corp., 4.875%, 09/01/24(b)	525,000	518,333
Starwood Property Trust, Inc., 5.000%, 12/15/21(b)	2,885,000	2,993,188
VEREIT Operating Partnership LP, 4.125%, 06/01/21	2,197,000	2,248,783

		19,276,564

Retail 1.9%
Dollar Tree, Inc., 5.750%, 03/01/23	1,525,000	1,624,125
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 8.000%, 06/01/21(b)	550,000	539,000
L Brands, Inc., 6.750%, 07/01/36	530,000	504,984
Men’s Wearhouse, Inc. (The), 7.000%, 07/01/22(d)	2,870,000	2,547,125
New Albertsons, Inc., 7.450%, 08/01/29	1,491,000	1,412,722
Penske Automotive Group, Inc., 5.375%, 12/01/24	530,000	531,325
Rite Aid Corp., 6.125%, 04/01/23(b)(d)	3,175,000	3,147,219

		10,306,500

Software 2.5%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 03/01/25(b)	1,333,000	1,366,325
Donnelley Financial Solutions, Inc., 8.250%, 10/15/24(b)	1,730,000	1,786,225
First Data Corp., 5.375%, 08/15/23(b)	2,640,000	2,748,900
First Data Corp., 7.000%, 12/01/23(b)(d)	1,925,000	2,064,563
Nuance Communications, Inc., 5.625%, 12/15/26(b)	1,530,000	1,564,425
Quintiles IMS, Inc., 5.000%, 10/15/26(b)	2,015,000	2,022,556
Quintiles Transnational Corp., 4.875%, 05/15/23(b)	1,660,000	1,682,825

		13,235,819

Telecommunication Services 7.8%
Cincinnati Bell, Inc., 7.000%, 07/15/24(b)	3,875,000	4,063,906
CommScope Technologies LLC, 6.000%, 06/15/25(b)(d)	1,665,000	1,744,088

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund — concluded

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Frontier Communications Corp., 7.875%, 01/15/27	610,000	500,859
Frontier Communications Corp., 11.000%, 09/15/25	2,105,000	2,047,113
Intelsat Jackson Holdings SA, 8.000%, 02/15/24(b)(d)	1,290,000	1,367,400
Level 3 Financing, Inc., 5.125%, 05/01/23	620,000	633,950
Level 3 Financing, Inc., 5.375%, 08/15/22	1,330,000	1,374,888
Level 3 Financing, Inc., 5.375%, 05/01/25	1,695,000	1,724,663
Level 3 Financing, Inc., 6.125%, 01/15/21	5,500,000	5,692,500
Sprint Communications, Inc., 11.500%, 11/15/21	2,810,000	3,526,550
Sprint Corp., 7.875%, 09/15/23	1,910,000	2,115,325
T-Mobile USA, Inc., 6.542%, 04/28/20	1,655,000	1,688,100
T-Mobile USA, Inc., 6.633%, 04/28/21	4,865,000	5,027,977
ViaSat, Inc., 6.875%, 06/15/20(d)	5,285,000	5,403,912
West Corp., 4.750%, 07/15/21(b)(f)	2,845,000	2,894,787
West Corp., 5.375%, 07/15/22(b)	1,860,000	1,827,450

		41,633,468

Transportation 0.7%
Florida East Coast Holdings Corp., 6.750%, 05/01/19(b)	2,790,000	2,873,700
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22(b)	1,035,000	1,014,300

		3,888,000

Total Corporate Bonds (Cost $456,819,562)		472,265,047

Common Stocks 0.2%
Oil & Gas 0.2%
Templar Energy LLC, Cl A*	134,055	988,652

Telecommunication Services 0.0%(g)
NII Holding, Inc.*(d)	174,597	226,976

Total Common Stocks (Cost $7,727,374)		1,215,628

	Shares or Principal Amount($)	Value($)
Money Market Funds 12.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(h)	25,857,365	25,857,365
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(h)(i)	40,822,863	40,822,863

Total Money Market Funds (Cost $66,680,228)		66,680,228

Total Investments (Cost $544,928,388) — 104.1%		553,808,497
Liabilities in Excess of Other Assets — (4.1)%		(21,689,309)

Net Assets — 100.0%		$532,119,188

*	Non-income producing security.

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 44.6% of net assets as of March 31, 2017.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $48,063,923.

(e)	Perpetual maturity.

(f)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(g)	Less than 0.05% of Net Assets.

(h)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

(i)	Purchased with cash collateral held from securities lending. The total value of the collateral held by the Fund was $50,035,833. The total value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,212,970. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(k)).

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 90.5%
Alabama 1.8%
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, Pre-refunded 06/01/2019 @ 100, AGC(a)	9,000,000	9,927,450

Alaska 8.4%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, Pre-refunded 09/01/2019 @ 100, AGC(a)	18,000,000	19,833,300
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	5,650,000	6,292,518
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, Pre-refunded 09/01/2019 @ 100, AGC	9,850,000	10,970,142
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, Pre-refunded 09/01/2019 @ 100, AGC	7,250,000	8,074,470

		45,170,430

California 20.3%
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24, Pre-refunded 10/01/2018 @ 100	3,500,000	3,772,335
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38, Pre-refunded 10/01/2018 @ 100(a)	5,400,000	5,841,504
California Infrastructure & Economic Development Bank, RB, 5.000%, 11/01/35	2,000,000	2,267,960

	Shares or Principal Amount($)	Value($)
California—continued
California Infrastructure & Economic Development Bank, Series A, RB, 1.179%, 04/01/38(b)	3,825,000	3,824,541
California State, GO, 5.000%, 08/01/24	5,000,000	5,983,700
California State, GO, 6.500%, 04/01/33(a)	24,500,000	27,099,940
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34, Pre-refunded 06/01/2019 @ 100	2,775,000	3,049,114
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	2,225,000	2,437,510
Los Angeles Department of Airports, Series A, AMT, RB, 5.000%, 05/15/24	3,465,000	4,047,917
Los Angeles Department of Airports, Series A, AMT, RB, 5.000%, 05/15/25	1,425,000	1,674,275
Los Angeles Department of Airports, Series A, AMT, RB, 5.000%, 05/15/26	2,500,000	2,951,150
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/30	740,000	853,020
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/32	1,250,000	1,426,750
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/33	1,255,000	1,425,015
Los Angeles Department of Airports, Series B, AMT, RB, 5.000%, 05/15/34	1,000,000	1,134,620
Los Angeles Department of Water, Series A, RB, 5.000%, 07/01/34	2,645,000	3,055,954
Los Angeles Department of Water, Series A, RB, 5.000%, 07/01/36	2,000,000	2,297,440
Metropolitan Water District of Southern California, Series A, RB, 5.000%, 07/01/28	2,250,000	2,713,095

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
California—continued
Norman Y Mineta San Jose International Airport SJC, Series A, AMT, RB, 5.000%, 03/01/35(c)	1,000,000	1,118,230
Norman Y Mineta San Jose International Airport SJC, Series A, AMT, RB, 5.000%, 03/01/36(c)	1,000,000	1,115,580
Norman Y Mineta San Jose International Airport SJC, Series A, AMT, RB, 5.000%, 03/01/41(c)	1,000,000	1,108,550
Norman Y Mineta San Jose International Airport SJC, Series B, RB, 5.000%, 03/01/35(c)	500,000	572,570
Norman Y Mineta San Jose International Airport SJC, Series B, RB, 5.000%, 03/01/36(c)	750,000	857,490
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, AGM	2,710,000	2,846,313
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, Pre-refunded 05/01/2018 @ 100, AGM	2,290,000	2,406,813
University of California, RB, 5.000%, 05/15/34	2,000,000	2,313,640
University of California, RB, 5.000%, 05/15/35	1,500,000	1,728,765
University of California, Series O, RB, 5.750%, 05/15/27, Pre-refunded 05/15/2019 @ 100	3,000,000	3,291,990
University of California, Series O, RB, 5.750%, 05/15/28, Pre-refunded 05/15/2019 @ 100(a)	10,000,000	10,973,300
University of California, Series O, RB, 5.750%, 05/15/29, Pre-refunded 05/15/2019 @ 100(a)	5,095,000	5,590,896

		109,779,977

	Shares or Principal Amount($)	Value($)
District of Columbia 1.6%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(a)	8,000,000	8,895,520

Florida 1.8%
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23, Pre-refunded 07/01/2018 @ 100	2,000,000	2,124,400
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25, Pre-refunded 07/01/2018 @ 100	3,000,000	3,191,250
Orlando FL Contract Tourist DE, Series A, RB, 5.250%, 11/01/34, Pre-refunded 05/01/2024 @ 100	3,785,000	4,593,665

		9,909,315

Georgia 1.1%
Georgia State, Series A, GO, 5.000%, 01/01/26	5,000,000	5,852,250

Hawaii 1.5%
Hawaii State, GO, 5.000%, 11/01/29	6,690,000	7,754,044
Hawaii State, GO, 5.000%, 11/01/29, Pre-refunded 11/01/2022 @ 100	60,000	70,450

		7,824,494

Illinois 4.3%
Chicago O’Hare International Airport, AMT, RB, 4.000%, 01/01/27	2,730,000	2,832,757
Chicago O’Hare International Airport, Series A, AMT, RB, 5.000%, 01/01/33	2,000,000	2,170,880
Chicago O’Hare International Airport, Series B, RB, 5.000%, 01/01/33	6,580,000	7,329,594
Chicago O’Hare International Airport, Series C, RB, 5.000%, 01/01/33	1,550,000	1,736,263
Chicago O’Hare International Airport, Series C, RB, 5.000%, 01/01/34	1,000,000	1,116,960

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Illinois—continued
Chicago O’Hare International Airport, Series D, RB, 5.250%, 01/01/35	5,000,000	5,766,400
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38, Pre-refunded 04/01/2019 @ 100	2,000,000	2,181,180

		23,134,034

Kansas 5.3%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(a)	26,090,000	28,597,771

Maryland 3.1%
Frederick County, Series A, GO, 5.000%, 08/01/28	3,165,000	3,853,767
Maryland State, Series B, GO, 5.000%, 08/01/25	5,920,000	6,894,965
Montgomery County, Series A, GO, 5.000%, 11/01/27	5,000,000	5,985,000

		16,733,732

Massachusetts 2.8%
Massachusetts Development Finance Agency, Series A, RB, 5.000%, 07/15/24	4,675,000	5,644,829
Massachusetts School Building Authority, Series C, RB, 5.000%, 08/15/36	5,000,000	5,683,800
Massachusetts State College Building Authority, Series B, RB, 5.000%, 05/01/34, ST INTERCEPT	3,545,000	3,991,918

		15,320,547

Michigan 2.7%
Michigan Finance Authority, RB, 5.000%, 07/01/21	14,000,000	14,700,840

Missouri 0.3%
Metropolitan St Louis Sewer District, Series B, RB, 5.000%, 05/01/35	1,500,000	1,722,000

Nevada 0.3%
Clark County School District, Series C, GO, 5.000%, 06/15/27	1,305,000	1,531,809

	Shares or Principal Amount($)	Value($)
New York 10.3%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, Pre-refunded 05/01/2018 @ 100, BHAC-CR-AGM	5,340,000	5,618,962
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding(a)	7,500,000	7,966,050
New York City Water & Sewer System, Series A, RB, 5.750%, 06/15/40	11,800,000	12,475,550
New York City Water & Sewer System, Series A, RB, 5.750%, 06/15/40, Pre-refunded 06/15/2018 @ 100	3,530,000	3,734,210
New York State Dormitory Authority, RB, 5.000%, 03/15/28	5,385,000	6,516,335
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/28	2,500,000	2,931,175
New York State Environmental Facilities Corp., RB, 5.000%, 06/15/31(c)	2,725,000	3,268,392
New York State Environmental Facilities Corp., RB, 5.000%, 06/15/32(c)	5,000,000	5,943,300
Utility Debt Securitization Authority, Series A, RB, 5.000%, 12/15/34	5,955,000	7,032,617

		55,486,591

North Carolina 0.7%
North Carolina Medical Care Commission, RB, 5.000%, 10/01/31(c)	1,650,000	1,917,036
North Carolina Medical Care Commission, RB, 5.000%, 10/01/33(c)	1,535,000	1,762,303

		3,679,339

Oregon 8.5%
Clackamas County School District No. 12 North Clackamas, Series B, GO, 5.000%, 06/15/32, SCH BD GTY	3,500,000	4,134,935

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Oregon—continued
Clackamas County School District No. 12 North Clackamas, Series B, GO, 5.000%, 06/15/33, SCH BD GTY	10,075,000	11,834,699
Clackamas County School District No. 12 North Clackamas, Series B, GO, 5.000%, 06/15/34, SCH BD GTY	6,755,000	7,895,987
Oregon State, Series A, GO, 5.000%, 05/01/30	2,660,000	3,200,326
Oregon State, Series A, GO, 5.000%, 05/01/31	3,010,000	3,599,870
Oregon State, Series A, GO, 5.000%, 05/01/32	2,500,000	2,970,525
Oregon State, Series A, GO, 5.000%, 05/01/34	2,000,000	2,351,480
Oregon State, Series C, GO, 5.000%, 06/01/33	1,745,000	2,063,899
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/26	750,000	886,980
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/30	1,000,000	1,161,520
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/33	1,000,000	1,141,590
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/34	1,000,000	1,136,230
Port of Portland OR Airport Revenue, AMT, RB, 5.000%, 07/01/35	1,000,000	1,130,900
Washington Clackamas & Yamhill Counties School District No. 88J, Series B, GO, 5.000%, 06/15/31, SCH BD GTY	2,000,000	2,378,380

		45,887,321

Pennsylvania 3.7%
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/21	7,500,000	7,739,025
Philadelphia Gas Works Co., RB, 5.000%, 10/01/26	2,000,000	2,311,520

	Shares or Principal Amount($)	Value($)
Pennsylvania—continued
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, Pre-refunded 03/15/2019 @ 100, GO of University	6,750,000	7,324,627
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, Pre-refunded 03/15/2019 @ 100, GO of University	2,500,000	2,712,825

		20,087,997

Texas 6.3%
Austin Water & Wastewater System Revenue, RB, 0.920%, 05/15/31(b)	8,315,000	8,315,000
Harris County, Series A, RB, 5.000%, 08/15/35	2,000,000	2,284,220
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 5.000%, 07/01/35	7,100,000	7,517,551
Texas State Public Finance Authority, Unemployment Comp., Series B, RB, 4.000%, 07/01/17	10,000,000	10,028,300
Texas Water Development Board, Series A, RB, 5.000%, 10/15/29	5,000,000	5,906,300

		34,051,371

Utah 1.5%
Salt Lake City Corp., Airport Revenue, Series A, AMT, RB, 5.000%, 07/01/31	2,250,000	2,597,175
Salt Lake City Corp., Airport Revenue, Series A, AMT, RB, 5.000%, 07/01/32	2,250,000	2,580,233
Salt Lake City Corp., Airport Revenue, Series A, AMT, RB, 5.000%, 07/01/34	2,500,000	2,836,675

		8,014,083

Virginia 1.5%
Virginia Resources Authority, RB, 4.000%, 11/01/35	5,000,000	5,302,350

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia Resources Authority, RB, 5.000%, 11/01/31	2,150,000	2,553,061

		7,855,411

Washington 2.7%
Energy Northwest, RB, 5.000%, 07/01/24	3,035,000	3,176,431
Energy Northwest, RB, 5.000%, 07/01/24, Pre-refunded 07/01/2018 @ 100	965,000	1,013,192
Washington State, Series A, GO, 5.000%, 08/01/24	8,880,000	10,172,218

		14,361,841

Total Municipal Bonds (Cost $473,276,139)		488,524,123

Money Market Fund 9.8%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(d)	52,943,786	52,943,786

Total Money Market Fund (Cost $52,943,786)		52,943,786

Total Investments (Cost $526,219,925) — 100.3%		541,467,909
Liabilities in Excess of Other Assets — (0.3)%		(1,402,885)

Net Assets — 100.0%		$540,065,024

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
CR	—	Custodial Receipts
GO	—	General Obligation
RB	—	Revenue Bond
SCH BD GTY	—	School Bond Guaranty Program
ST INTERCEPT	—	State Interception

The aggregate percentage insured by Assured Guaranty Corporation was 10.2% of total investments.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Limited Duration Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 9.4%
Automobiles 0.8%
Capital Auto Receivables Asset Trust, Series 2015-3, Cl A1A, 1.390%, 02/20/18(a)	30,706	30,706
Fifth Third Auto Trust, Series 2015-1, Cl A2B, 1.462%, 05/15/18(b)	22,410	22,413

		53,119

Credit Card 7.5%
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 1.362%, 07/15/22(b)	300,000	300,690
MBNA Credit Card Master Note Trust, Series 2004-A3, Cl A3, 1.172%, 08/16/21(b)	200,000	200,431

		501,121

Student Loan Asset Backed Security 1.1%
NCUA Guaranteed Notes, Series 2010-A1, Cl A, 1.208%, 12/07/20(b)	73,845	73,845

Total Asset-Backed Securities (Cost $624,856)		628,085

Collateralized Mortgage Obligations 71.1%
Agency Collateralized Mortgage Obligations 48.7%
Federal Home Loan Mortgage Corporation
Series 3066, Cl FG, REMIC, 1.112%, 03/15/24(b)	690,257	692,518

Federal National Mortgage Association
Series 2004-79, Cl FM, REMIC, 1.282%, 11/25/24(b)	514,071	515,741

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 1.432%, 10/07/20(b)	990,344	991,427
Series 2010-R3, Cl 1A, 1.337%, 12/08/20(b)	344,483	345,877
Series 2010-R3, Cl 2A, 1.337%, 12/08/20(b)	406,287	408,326
Series 2011-R1, Cl 1A, 1.304%, 01/08/20(b)	155,719	155,957
Series 2011-R3, Cl 1A, 1.291%, 03/11/20(b)	135,106	135,185

		2,036,772

Commercial Mortgage Backed Securities 22.4%
Federal Home Loan Mortgage Corporation
Series KS02, Cl A, 1.362%, 08/25/23(b)	279,128	279,297

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Federal National Mortgage Association
Series 2012-M11, Cl FA, 1.184%, 08/25/19(b)	122,090	121,705
Series 2015-M4, Cl FA, 0.979%, 09/25/18(b)	205,086	205,093
Series 2016-M9, Cl FA, 1.269%, 09/25/23(b)	745,709	746,127

		1,072,925

WFRBS Commercial Mortgage Trust
Series 2012-C8, Cl AFL, 1.943%, 08/15/45(a)(b)	135,000	136,377

		1,488,599

Total Collateralized Mortgage Obligations (Cost $4,723,317)		4,733,630

U.S. Government Agency Mortgages 20.0%
Federal National Mortgage Association
Pool #AM6261, 0.999%, 07/01/19(b)	620,000	619,296
Pool #AM7028, 1.019%, 10/01/19(b)	485,000	484,486
Pool #AN3539, 1.249%, 11/01/21(b)	228,485	228,419

Total U.S. Government Agency Mortgages (Cost $1,333,200)		1,332,201

Money Market Fund 0.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	19,970	19,970

Total Money Market Fund (Cost $19,970)		19,970

Total Investments (Cost $6,701,343) — 100.8%		6,713,886
Liabilities in Excess of Other Assets — (0.8)%		(52,750)

Net Assets — 100.0%		$6,661,136

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 2.5% of net assets as of March 31, 2017.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviation

REMIC — Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 98.3%
Guam 5.6%
Guam Power Authority, Series A, RB, 5.000%, 10/01/44, AGM	1,000,000	1,094,740
Territory of Guam, Series A, RB, 5.000%, 12/01/46	220,000	234,573

		1,329,313

North Carolina 89.5%
Buncombe County Metropolitan Sewerage District, RB, 5.000%, 07/01/39	1,000,000	1,122,470
Cape Fear Public Utility Authority, RB, 5.000%, 08/01/23, Pre-refunded 08/01/2018 @ 100	1,000,000	1,053,630
Charlotte Airport Revenue, RB, 5.000%, 07/01/26	1,000,000	1,183,360
Charlotte Airport Revenue, Series B, AMT, RB, 5.500%, 07/01/23	700,000	779,268
Charlotte-Mecklenburg Hospital Authority (The), Series A, RB, 5.250%, 01/15/42	1,000,000	1,104,120
Forsyth County, GO, 5.000%, 02/01/22, Pre-refunded 02/01/2019 @ 100	750,000	803,707
Mecklenburg County, Series A, GO, 5.000%, 09/01/24	1,000,000	1,209,630
North Carolina Capital Facilities Finance Agency, RB, 5.000%, 04/01/30	1,000,000	1,113,430
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33	1,000,000	1,072,590
North Carolina Medical Care Commission, RB, 5.000%, 10/01/26(a)	900,000	1,068,777
North Carolina Medical Care Commission, RB, 5.000%, 10/01/35(a)	1,125,000	1,279,372
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33, Pre-refunded 12/01/2018 @ 100(b)	1,500,000	1,626,840

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina Municipal Power Agency No. 1, Series A, RB, 5.000%, 01/01/30	290,000	307,615
North Carolina Municipal Power Agency No. 1, Series A, RB, 5.000%, 01/01/30, Pre-refunded 01/01/2019 @ 100	710,000	757,982
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40(b)	1,000,000	1,084,590
North Carolina Turnpike Authority, RB, 5.000%, 01/01/32	750,000	848,175
Pitt County, RB, 5.000%, 04/01/28(b)	1,000,000	1,175,110
Raleigh Durham Airport Authority, Series A, AMT, RB, 5.000%, 05/01/36	1,000,000	1,132,850
University of North Carolina at Charlotte, RB, 5.000%, 04/01/45(b)	1,000,000	1,119,420
Wake County, GO, 5.000%, 09/01/18	500,000	528,565
Wake County, Series A, GO, 4.000%, 02/01/27	1,000,000	1,090,630

		21,462,131

South Carolina 3.2%
South Carolina State Public Service Authority, Series A, RB, 5.750%, 12/01/43	700,000	774,039

Total Municipal Bonds (Cost $22,895,444)		23,565,483

Money Market Fund 11.0%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(c)	2,642,353	2,642,353

Total Money Market Fund (Cost $2,642,353)		2,642,353

Total Investments (Cost $25,537,797) — 109.3%		26,207,836
Liabilities in Excess of Other Assets — (9.3)%		(2,224,619)

Net Assets — 100.0%		$23,983,217

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix North Carolina Tax-Exempt Bond Fund — concluded

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 12.5%
Auto Floor Plan 1.6%
Mercedes-Benz Master Owner Trust, Series 2016-AA, Cl A, 1.492%, 05/15/20(a)(b)	510,000	512,013
Nissan Master Owner Trust Receivables, Series 2016-A, Cl A2, 1.540%, 06/15/21	355,000	352,309

		864,322

Automobiles 1.9%
AmeriCredit Automobile Receivables Trust, Series 2014-2, Cl B, 1.600%, 07/08/19	480,000	480,320
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Cl A, 2.260%, 11/15/25(a)	550,000	554,561

		1,034,881

Credit Card 5.8%
BA Credit Card Trust, Series 2015-A2, Cl A, 1.360%, 09/15/20	490,000	489,500
Barclays Dryrock Issuance Trust, Series 2016-1, Cl A, 1.520%, 05/16/22	505,000	500,572
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl A5, 1.480%, 07/15/20	325,000	325,309
Capital One Multi-Asset Execution Trust, Series 2015-A1, Cl A1, 1.390%, 01/15/21	312,000	311,859
Chase Issuance Trust, Series 2014-A7, Cl A, 1.380%, 11/15/19	500,000	500,236
Discover Card Execution Note Trust, Series 2013-A1, Cl A1, 1.212%, 08/17/20(b)	272,000	272,476
Discover Card Execution Note Trust, Series 2016-A1, Cl A1, 1.640%, 07/15/21	275,000	274,940
Trillium Credit Card Trust II, Series 2016-1A, Cl A, 1.702%, 05/26/21(a)(b)	255,000	256,188
World Financial Network Credit Card Master Trust, Series 2016-B, Cl A, 1.440%, 06/15/22	310,000	309,154

		3,240,234

	Shares or Principal Amount($)	Value($)
Other 3.2%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Cl A1, 0.880%, 12/01/18	87,074	86,989
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Cl A1, 0.901%, 04/15/18	51,546	51,537
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	216,727	219,551
FirstEnergy Ohio PIRB Special Purpose Trust, Series 2013-1, Cl A2, 1.726%, 01/15/22	403,197	401,642
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2010-ELL, CI A3, RB, 3.450%, 02/01/22	463,030	471,563
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Cl A1, 0.958%, 07/01/18	81,210	81,116
Verizon Owner Trust, Series 2016-1A, Cl A, 1.420%, 01/20/21(a)	500,000	496,934

		1,809,332

Total Asset-Backed Securities (Cost $6,965,765)		6,948,769

Collateralized Mortgage Obligations 6.0%
Agency Collateralized Planned Amortization Class Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corporation
Series 3786, Cl EB, REMIC, 4.000%, 08/15/35	220,284	225,486
Series 3971, Cl PG, REMIC, 2.500%, 12/15/26	407,978	411,585

		637,071

Commercial Mortgage Backed Securities 4.9%
CSMC Trust
Series 2014-TIKI, Cl A, 1.862%, 09/15/38(a)(b)	570,000	568,456

Federal Home Loan Mortgage Corporation
Series K707, Cl A2, 2.220%, 12/25/18	230,000	231,861
Series K712, Cl A2, 1.869%, 11/25/19	240,000	239,949

		471,810

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
GS Mortgage Securities Trust
Series 2013-GC14, Cl A1, 1.217%, 08/10/46	12,198	12,187

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C3, Cl A3, 4.388%, 02/15/46(a)	282,230	288,243
Series 2013-C13, Cl A1, 1.303%, 01/15/46	37,640	37,618

		325,861

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	228,829	228,401
Series 2014-C14, Cl A1, 1.250%, 02/15/47	78,448	78,130

		306,531

Morgan Stanley Capital I Trust
Series 2012-C4, Cl A3, 2.991%, 03/15/45	169,199	172,338

WFRBS Commercial Mortgage Trust
Series 2012-C10, Cl A2, 1.765%, 12/15/45	518,054	520,104
Series 2012-C8, Cl A2, 1.881%, 08/15/45	337,710	337,692

		857,796

Total Collateralized Mortgage Obligations (Cost $3,359,280)		3,352,050

Corporate Bonds 30.2%
Aerospace/Defense 1.4%
Boeing Co. (The), 1.164%, 10/30/17(b)	530,000	530,340
Lockheed Martin Corp., 1.850%, 11/23/18	265,000	265,734

		796,074

Auto Manufacturers 2.9%
BMW U.S. Capital LLC, 1.500%, 04/11/19(a)	355,000	352,583
General Motors Financial Co., Inc., 2.400%, 05/09/19	821,000	822,766
PACCAR Financial Corp., 1.450%, 03/09/18, MTN	239,000	239,145
PACCAR Financial Corp., 1.700%, 12/06/18, MTN(b)	200,000	201,577

		1,616,071

	Shares or Principal Amount($)	Value($)
Banks 4.4%
Bank of Montreal, 2.100%, 12/12/19, MTN	550,000	551,989
Citigroup, Inc., 2.500%, 09/26/18	550,000	554,917
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	783,000	808,582
JPMorgan Chase & Co., 6.125%, 06/27/17	558,000	563,858

		2,479,346

Beverages 0.5%
Molson Coors Brewing Co., 1.450%, 07/15/19	257,000	253,674

Biotechnology 0.6%
Celgene Corp., 2.125%, 08/15/18	309,000	310,245

Chemicals 1.1%
Chevron Phillips Chemical Co. LLC, 1.700%, 05/01/18(a)	602,000	602,157

Computers 2.2%
Apple, Inc., 1.550%, 02/08/19	562,000	563,015
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.480%, 06/01/19(a)	641,000	656,840

		1,219,855

Diversified Financial Services 0.5%
Air Lease Corp., 2.625%, 09/04/18	266,000	268,230

Electric 1.2%
Duke Energy Corp., 1.378%, 04/03/17(b)	141,000	141,000
Emera U.S. Finance LP, 2.150%, 06/15/19	527,000	526,841

		667,841

Electronics 0.9%
Fortive Corp., 1.800%, 06/15/19(a)	480,000	477,013

Healthcare-Products 1.4%
Becton Dickinson and Co., 1.800%, 12/15/17	265,000	265,198
Medtronic, Inc., 1.500%, 03/15/18	498,000	498,123

		763,321

Housewares 0.8%
Newell Brands, Inc., 2.600%, 03/29/19	424,000	429,242

Insurance 0.5%
Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	266,000	266,460

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Internet 0.4%
eBay, Inc., 2.500%, 03/09/18	222,000	223,688

Machinery-Diversified 0.9%
John Deere Capital Corp., 1.350%, 01/16/18, MTN	528,000	528,347

Miscellaneous Manufacturer 1.0%
Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20(a)	577,000	579,124

Oil & Gas 3.0%
Chevron Corp., 1.365%, 03/02/18	552,000	551,681
Exxon Mobil Corp., 1.305%, 03/06/18	553,000	552,558
Shell International Finance BV, 1.375%, 09/12/19	555,000	548,364

		1,652,603

Oil & Gas Services 0.8%
Schlumberger Holdings Corp., 1.900%, 12/21/17(a)	461,000	461,812

Pipelines 1.2%
Kinder Morgan, Inc., 2.000%, 12/01/17	519,000	519,378
Spectra Energy Partners LP, 2.950%, 09/25/18	158,000	160,089

		679,467

Real Estate Investment Trust 0.4%
American Tower Corp., 4.500%, 01/15/18	225,000	229,801

Retail 0.5%
CVS Health Corp., 1.900%, 07/20/18	306,000	306,605

Semiconductors 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375%, 01/15/20(a)	483,000	482,942
TSMC Global Ltd., 1.625%, 04/03/18(a)	200,000	199,492

		682,434

Telecommunication Services 1.4%
AT&T, Inc., 5.500%, 02/01/18	488,000	503,163
Verizon Communications, Inc., 1.375%, 08/15/19	258,000	254,051

		757,214

	Shares or Principal Amount($)	Value($)
Transportation 1.0%
Canadian National Railway Co., 1.206%, 11/14/17(b)	554,000	554,327

Total Corporate Bonds (Cost $16,787,671)		16,804,951

U.S. Government Agency Mortgages 6.2%
Federal Home Loan Mortgage Corporation
Pool #J28472, 3.000%, 06/01/24	932,966	959,434

Federal National Mortgage Association
Pool #471989, 2.010%, 07/01/19	227,297	228,160
Pool #AM0186, 1.910%, 08/01/19	227,520	227,846
Pool #AH0967, 3.500%, 12/01/25	1,923,385	2,011,411

		2,467,417

Total U.S. Government Agency Mortgages (Cost $3,410,242)		3,426,851

U.S. Treasury Obligations 44.1%
U.S. Treasury Inflation Indexed Bond 6.6%
0.125%, 04/15/20	3,601,774	3,655,480

U.S. Treasury Notes 37.5%
1.500%, 05/31/19	1,951,000	1,959,460
0.750%, 08/15/19	1,466,000	1,445,326
1.500%, 10/31/19	9,802,000	9,821,908
1.375%, 02/29/20	7,665,000	7,635,957

		20,862,651

Total U.S. Treasury Obligations (Cost $24,535,103)		24,518,131

Money Market Fund 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	254,053	254,053

Total Money Market Fund (Cost $254,053)		254,053

Total Investments (Cost $55,312,114) — 99.4%		55,304,805
Other Assets in Excess of Liabilities — 0.6%		337,658

Net Assets — 100.0%		$55,642,463

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Bond Fund — concluded

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 12.1% of net assets as of March 31, 2017.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

MTN	—	Medium Term Note
PIRB	—	Phase-in-Recovery Bonds
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 96.3%
Alabama 4.7%
Baldwin County Board of Education, RB, 5.000%, 06/01/19	1,250,000	1,351,637

California 11.5%
California Infrastructure & Economic Development Bank, Series A, RB, 1.179%, 04/01/38	1,250,000	1,249,850
California Municipal Finance Authority, Series A, RB, 4.000%, 06/01/21	200,000	211,470
California State, GO, 5.000%, 08/01/17	1,000,000	1,014,200
California State, GO, 5.000%, 08/01/23	500,000	591,415
Los Angeles County Regional Financing Authority, Series B-1, RB, 3.000%, 11/15/21, CA MTG INS	205,000	205,320

		3,272,255

District of Columbia 3.8%
District of Columbia Water & Sewer Authority, Series A, RB, 6.000%, 10/01/35, Pre-refunded 10/01/2018 @ 100	1,000,000	1,074,330

Illinois 5.6%
Chicago O’Hare International Airport, RB, 5.000%, 01/01/19	1,500,000	1,599,195

Maryland 1.8%
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23(a)	500,000	524,135

Massachusetts 3.6%
Commonwealth of Massachusetts, Series C, GO, 5.000%, 08/01/27, Pre-refunded 08/01/2017 @ 100, AGM	1,000,000	1,013,970

Michigan 4.0%
Michigan State, RB, 5.000%, 03/15/22	1,000,000	1,150,230

Missouri 4.5%
Missouri State Board of Public Buildings, Series B, RB, 4.000%, 04/01/18	1,235,000	1,273,347

	Shares or Principal Amount($)	Value($)
Nevada 3.5%
Clark County Department of Aviation, Series B, AMT, RB, 5.000%, 07/01/17	1,000,000	1,010,170

New Jersey 3.7%
New Jersey Transportation Trust Fund Authority, RB, 5.000%, 06/15/19	1,000,000	1,054,100

North Carolina 9.8%
North Carolina Medical Care Commission, RB, 5.000%, 10/01/18(b)	745,000	777,177
North Carolina Turnpike Authority, RB, 5.000%, 01/01/22	350,000	395,815
North Carolina Turnpike Authority, RB, 5.000%, 01/01/23	500,000	570,860
Raleigh Combined Enterprise System Revenue, Series B, RB, 5.000%, 12/01/18	1,000,000	1,065,850

		2,809,702

Ohio 8.9%
Crawford County, RB, 1.430%, 11/01/17	2,000,000	2,000,760
Ohio State, RB, 5.000%, 12/15/19	500,000	550,100

		2,550,860

Pennsylvania 3.7%
Philadelphia Gas Works Co., RB, 5.000%, 10/01/18	1,000,000	1,054,480

Rhode Island 8.0%
State of Rhode Island, GO, 5.000%, 08/01/18(a)	2,150,000	2,268,465

Texas 11.1%
Austin Independent School District, GO, 5.000%, 08/01/33, Pre-refunded 08/01/2018 @ 100	1,000,000	1,052,950
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/17, AGM	200,000	200,000
New Hope Cultural Education Facilities Financing Corp., Student Housing Corp., Series A, RB, 4.000%, 04/01/18, AGM	200,000	204,884

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Short-Term Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Texas—continued
Nueces River Authority, RB, 3.000%, 07/15/17	1,000,000	1,006,310
Texas Public Finance Authority, Series B, RB, 4.000%, 01/01/18(a)	695,000	696,869

		3,161,013

Washington 8.1%
Port of Seattle, AMT, GO, 5.250%, 12/01/20	1,030,000	1,169,112
Tacoma Sewer Revenue, Series B, RB, 5.000%, 12/01/20	1,000,000	1,128,840

		2,297,952

Total Municipal Bonds (Cost $27,435,729)		27,465,841

Money Market Fund 5.8%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(c)	1,647,224	1,647,224

Total Money Market Fund (Cost $1,647,224)		1,647,224

Total Investments (Cost $29,082,953) — 102.1%		29,113,065
Liabilities in Excess of Other Assets — (2.1)%		(592,623)

Net Assets — 100.0%		$28,520,442

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
CA MTG INS	—	California Mortgage Insurance
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 4.1%
Automobiles 0.7%
Ford Credit Auto Owner Trust, Series 2014-2, Cl A, 2.310%, 04/15/26(a)	4,485,000	4,522,943
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Cl A, 2.260%, 11/15/25(a)	1,950,000	1,966,171

		6,489,114

Credit Card 1.6%
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 1.362%, 07/15/22(b)	6,349,000	6,363,610
Capital One Multi-Asset Execution Trust, Series 2005-B3, Cl B3, 1.573%, 05/15/28(b)	1,632,000	1,570,977
Master Credit Card Trust II, Series 2017-1A, Cl A, 2.260%, 07/21/21(a)	4,140,000	4,163,990
World Financial Network Credit Card Master Trust, Series 2016-B, Cl A, 1.440%, 06/15/22	3,300,000	3,290,994

		15,389,571

Other 1.8%
DB Master Finance LLC, Series 2015-1A, Cl A2II, 3.980%, 02/20/45(a)	4,169,900	4,237,965
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(a)	4,683,028	4,744,061
Taco Bell Funding LLC, Series 2016-1A, Cl A2I, 3.832%, 05/25/46(a)	4,950,125	5,018,016
Verizon Owner Trust, Series 2016-1A, Cl A, 1.420%, 01/20/21(a)	3,955,000	3,930,744

		17,930,786

Total Asset-Backed Securities (Cost $39,511,665)		39,809,471

Collateralized Mortgage Obligations 4.9%
Commercial Mortgage Backed Securities 4.9%
Federal Home Loan Mortgage Corporation
Series K021, Cl X1, IO 1.478%, 06/25/22(b)	18,893,500	1,195,433
Series K027, Cl X1, IO 0.816%, 01/25/23(b)	59,044,161	2,243,690

		3,439,123

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Federal National Mortgage Association
Series 2017-M3, Cl A2, 2.569%, 12/25/26(b)	5,265,000	5,050,700

FREMF Mortgage Trust
Series 2012-K21, Cl B, 3.938%, 07/25/45(a)(b)	2,320,000	2,407,604
Series 2013-K25, Cl B, 3.619%, 11/25/45(a)(b)	2,980,000	3,045,639
Series 2013-K713, Cl B, 3.166%, 04/25/46(a)(b)	1,925,000	1,953,082
Series 2016-K52, Cl B, 3.922%, 01/25/49(a)(b)	3,170,000	3,137,783

		10,544,108

GS Mortgage Securities Corp. II
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(a)	2,890,000	2,927,584

GS Mortgage Securities Trust
Series 2010-C1, Cl A2, 4.592%, 08/10/43(a)	3,822,000	4,049,115

Morgan Stanley Capital I Trust
Series 2014-CPT, Cl A, 3.350%, 07/13/29(a)	2,285,000	2,365,031
Series 2014-CPT, Cl AM, 3.402%, 07/13/29(a)(b)	2,530,000	2,584,661

		4,949,692

Queens Center Mortgage Trust
Series 2013-QCA, Cl A, 3.275%, 01/11/37(a)	1,185,000	1,192,250

VNDO 2013-PENN Mortgage Trust
Series 2013-PENN, Cl A, 3.808%, 12/13/29(a)	5,275,000	5,529,491

WFRBS Commercial Mortgage Trust
Series 2012-C10, Cl AS, 3.241%, 12/15/45	4,040,000	4,093,291
Series 2012-C8, Cl AFL, 1.943%, 08/15/45(a)(b)	5,585,000	5,641,959

		9,735,250

Total Collateralized Mortgage Obligations (Cost $47,309,788)		47,417,313

Corporate Bonds 23.9%
Aerospace/Defense 0.6%
L-3 Communications, Inc., 3.850%, 12/15/26	1,262,000	1,279,556

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Aerospace/Defense—continued
Rockwell Collins, Inc., 3.500%, 03/15/27(c)	4,248,000	4,249,227

		5,528,783

Agriculture 0.2%
Japan Tobacco, Inc., 2.100%, 07/23/18(a)	1,852,000	1,860,102

Airlines 0.1%
United Airlines Pass Through Trust, Series 2016-1, Cl A, 3.450%, 07/07/28	1,377,000	1,349,460

Auto Manufacturers 0.6%
Daimler Finance North America LLC, 2.250%, 03/02/20(a)	1,280,000	1,279,217
General Motors Co., 5.200%, 04/01/45	4,357,000	4,270,788

		5,550,005

Banks 6.2%
Bank of America Corp., 3.124%, 01/20/23, MTN(b)	5,000,000	5,025,695
Bank of New York Mellon Corp. (The), 3.000%, 10/30/28, MTN	1,780,000	1,693,647
Barclays PLC, 4.337%, 01/10/28	2,086,000	2,081,884
Citigroup, Inc., 4.750%, 05/18/46	2,714,000	2,681,101
Credit Suisse Group AG, 3.574%, 01/09/23(a)	1,383,000	1,380,814
Credit Suisse Group AG, 4.282%, 01/09/28(a)	3,100,000	3,086,518
Goldman Sachs Group, Inc. (The), 3.850%, 01/26/27	2,563,000	2,575,500
Lloyds Banking Group PLC, 3.750%, 01/11/27	3,574,000	3,513,496
Morgan Stanley, 2.625%, 11/17/21, MTN	1,501,000	1,491,108
Morgan Stanley, 3.125%, 07/27/26, MTN	6,246,000	5,961,651
Morgan Stanley, 3.625%, 01/20/27	1,844,000	1,830,531
Morgan Stanley, 4.375%, 01/22/47	2,541,000	2,542,840
PNC Bank NA, 2.150%, 04/29/21, MTN	1,221,000	1,209,005
Regions Bank, 2.250%, 09/14/18	845,000	847,603
Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	10,209,000	10,061,582

	Shares or Principal Amount($)	Value($)
Banks—continued
U.S. Bancorp, 2.625%, 01/24/22, MTN	3,396,000	3,408,817
U.S. Bancorp, 5.300%(b)(d)	2,576,000	2,624,300
Wells Fargo & Co., 3.069%, 01/24/23	4,309,000	4,335,207
Westpac Banking Corp., 4.322%, 11/23/31, MTN(b)	2,871,000	2,901,168

		59,252,467

Beverages 0.2%
Molson Coors Brewing Co., 4.200%, 07/15/46	1,846,000	1,728,616

Biotechnology 0.2%
Celgene Corp., 4.625%, 05/15/44	819,000	812,277
Celgene Corp., 5.000%, 08/15/45	961,000	1,005,893

		1,818,170

Building Materials 0.2%
Johnson Controls International PLC, 4.500%, 02/15/47	2,231,000	2,264,378

Commercial Services 0.2%
ERAC USA Finance LLC, 4.500%, 02/15/45(a)	851,000	813,660
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	1,149,000	1,245,138

		2,058,798

Computers 0.9%
Apple, Inc., 4.250%, 02/09/47	2,215,000	2,250,526
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 07/15/46(a)	3,110,000	4,016,553
Everett Spinco, Inc., 4.250%, 04/15/24(a)	1,973,000	2,006,200

		8,273,279

Diversified Financial Services 1.0%
Air Lease Corp., 4.250%, 09/15/24	4,376,000	4,530,096
Lazard Group LLC, 3.750%, 02/13/25	3,968,000	3,944,462
TD Ameritrade Holding Corp., 2.950%, 04/01/22	1,449,000	1,466,885

		9,941,443

Electric 1.0%
Berkshire Hathaway Energy Co., 6.125%, 04/01/36	1,050,000	1,310,849

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electric—continued
Duke Energy Corp., 3.750%, 09/01/46	2,903,000	2,606,217
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,189,000	1,214,917
FirstEnergy Transmission LLC, 5.450%, 07/15/44(a)	4,376,000	4,779,940

		9,911,923

Healthcare-Products 0.2%
Medtronic, Inc., 3.500%, 03/15/25	565,000	578,134
Medtronic, Inc., 4.625%, 03/15/45	1,597,000	1,714,715

		2,292,849

Healthcare-Services 0.2%
Howard Hughes Medical Institute, 3.500%, 09/01/23	1,426,000	1,493,802

Insurance 0.3%
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	1,291,000	1,291,000
Nationwide Financial Services, Inc., 5.375%, 03/25/21(a)	1,746,000	1,900,626

		3,191,626

Lodging 0.1%
Wyndham Worldwide Corp., 4.500%, 04/01/27	970,000	977,197

Machinery-Diversified 0.1%
Xylem, Inc., 3.250%, 11/01/26	1,212,000	1,196,803

Media 0.9%
Time Warner, Inc., 3.800%, 02/15/27	3,289,000	3,253,134
Viacom, Inc., 3.450%, 10/04/26	1,715,000	1,631,234
Viacom, Inc., 5.875%, 02/28/57(b)(e)	3,192,000	3,255,840

		8,140,208

Mining 1.5%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	3,977,000	4,560,490
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	1,083,000	1,230,617
Newmont Mining Corp., 6.250%, 10/01/39	7,239,000	8,399,187

		14,190,294

	Shares or Principal Amount($)	Value($)
Miscellaneous Manufacturer 0.4%
General Electric Co., 2.700%, 10/09/22	1,118,000	1,126,370
General Electric Co., 4.125%, 10/09/42	901,000	917,759
General Electric Co., 5.250%, 12/06/17	2,161,000	2,215,727

		4,259,856

Oil & Gas 2.0%
BP Capital Markets PLC, 2.112%, 09/16/21(e)	925,000	908,402
Ensco PLC, 4.500%, 10/01/24	1,098,000	925,065
Ensco PLC, 5.200%, 03/15/25(e)	4,517,000	3,918,497
Ensco PLC, 5.750%, 10/01/44	1,833,000	1,383,915
HollyFrontier Corp., 5.875%, 04/01/26	4,294,000	4,559,017
Nabors Industries, Inc., 5.500%, 01/15/23(a)	1,196,000	1,220,668
Shell International Finance BV, 1.750%, 09/12/21(e)	1,606,000	1,561,098
Shell International Finance BV, 4.375%, 05/11/45	2,730,000	2,768,501
Woodside Finance Ltd., 4.600%, 05/10/21(a)	2,086,000	2,187,361

		19,432,524

Oil & Gas Services 0.8%
Schlumberger Holdings Corp., 3.000%, 12/21/20(a)	1,726,000	1,764,878
Schlumberger Holdings Corp., 4.000%, 12/21/25(a)	3,391,000	3,534,022
Schlumberger Investment SA, 3.300%, 09/14/21(a)	1,309,000	1,348,779
TechnipFMC PLC, 3.450%, 10/01/22(e)	508,000	503,711

		7,151,390

Pharmaceuticals 0.1%
Novartis Securities Investment Ltd., 5.125%, 02/10/19	765,000	812,789

Pipelines 2.0%
Boardwalk Pipelines LP, 4.450%, 07/15/27	1,170,000	1,182,075
Energy Transfer Partners LP, 5.300%, 04/15/47	2,810,000	2,688,982
EnLink Midstream Partners LP, 4.150%, 06/01/25	3,296,000	3,256,346
MPLX LP, 5.200%, 03/01/47	2,070,000	2,082,971

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
NuStar Logistics LP, 4.800%, 09/01/20	2,870,000	2,904,153
Sabine Pass Liquefaction LLC, 4.200%, 03/15/28(a)	4,942,000	4,881,772
Transcanada Trust, 5.300%, 03/15/77(b)	517,000	510,861
Valero Energy Partners LP, 4.375%, 12/15/26	1,788,000	1,804,374

		19,311,534

Real Estate Investment Trust 1.0%
American Tower Corp., 3.500%, 01/31/23(e)	1,377,000	1,385,142
American Tower Corp., 5.000%, 02/15/24	2,564,000	2,768,961
Boston Properties LP, 3.650%, 02/01/26	1,437,000	1,431,386
Digital Realty Trust LP, 3.950%, 07/01/22	2,468,000	2,570,340
Digital Realty Trust LP, 4.750%, 10/01/25	1,521,000	1,605,271

		9,761,100

Retail 0.2%
Home Depot, Inc. (The), 2.625%, 06/01/22	1,554,000	1,566,681

Semiconductors 1.4%
Analog Devices, Inc., 3.500%, 12/05/26	2,550,000	2,525,456
Applied Materials, Inc., 3.300%, 04/01/27	2,937,000	2,948,666
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 01/15/27(a)	2,813,000	2,827,830
NVIDIA Corp., 3.200%, 09/16/26	1,789,000	1,735,251
TSMC Global Ltd., 1.625%, 04/03/18(a)	3,589,000	3,579,886

		13,617,089

Software 0.5%
Oracle Corp., 2.650%, 07/15/26	5,376,000	5,119,070

Telecommunication Services 0.8%
AT&T, Inc., 2.375%, 11/27/18	1,854,000	1,866,848
AT&T, Inc., 4.350%, 06/15/45	2,457,000	2,162,605
Cisco Systems, Inc., 2.125%, 03/01/19	1,666,000	1,683,382
Verizon Communications, Inc., 5.500%, 03/16/47	1,450,000	1,519,810

		7,232,645

Total Corporate Bonds (Cost $224,008,295)		229,284,881

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages 22.5%
Federal Home Loan Mortgage Corporation
Pool #G30614, 3.500%, 12/01/32	3,743,951	3,906,142
Pool #C91768, 3.500%, 07/01/34	1,587,918	1,647,717
Pool #G01779, 5.000%, 04/01/35	254,541	279,167
Pool #G01838, 5.000%, 07/01/35	226,032	248,222
Pool #G01837, 5.000%, 07/01/35	796,783	873,008
Pool #Z40115, 6.000%, 05/01/36	3,632,584	4,107,050
Pool #G05326, 5.000%, 02/01/38	1,031,518	1,126,333
Pool #G07135, 6.000%, 10/01/38	1,301,937	1,475,690
Pool #G08347, 4.500%, 06/01/39	2,073,008	2,227,146
Pool #G05606, 4.500%, 07/01/39	5,936,086	6,381,561
Pool #G08353, 4.500%, 07/01/39	2,620,078	2,816,174
Pool #G06079, 6.000%, 07/01/39	602,846	682,800
Pool #A89384, 4.000%, 10/01/39	160,161	168,671
Pool #A89148, 4.000%, 10/01/39	1,180,844	1,242,726
Pool #G08372, 4.500%, 11/01/39	1,545,922	1,661,445
Pool #A93101, 5.000%, 07/01/40	1,112,028	1,212,294
Pool #G06061, 4.000%, 10/01/40	2,419,085	2,552,664
Pool #V82101, 4.000%, 11/01/40	852,960	898,440
Pool #A95796, 4.000%, 12/01/40	940,338	990,328
Pool #A95822, 4.000%, 12/01/40	2,441,583	2,582,116
Pool #G60126, 4.500%, 11/01/41	340,480	365,823
Pool #G07491, 4.500%, 03/01/42	41,999	45,163
Pool #G06973, 4.000%, 04/01/42	543,082	572,064
Pool #C04123, 4.000%, 07/01/42	3,365,306	3,557,816

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #Q13801, 3.000%, 12/01/42	830,042	827,645
Pool #G60019, 4.500%, 03/01/44	5,946,829	6,393,923
Pool #Q31066, 4.000%, 02/01/45	1,028,953	1,085,541
Pool #Q31645, 4.000%, 02/01/45	4,578,724	4,824,019
Pool #G60589, 4.000%, 02/01/45	5,563,917	5,841,091
Pool #Q35611, 4.000%, 09/01/45	4,998,185	5,266,543
Pool #Q36238, 4.000%, 09/01/45	2,094,088	2,198,217
Pool #Q37163, 3.500%, 11/01/45	2,672,080	2,742,956
Pool #Q40240, 4.000%, 03/01/46	990,497	1,039,750
Pool #Q40123, 3.500%, 04/01/46	2,623,323	2,695,308
Pool #Q40124, 3.500%, 04/01/46	3,364,058	3,453,309
Pool #Q40723, 4.000%, 05/01/46	2,844,292	2,985,726

		80,974,588

Federal National Mortgage Association
Pool #AP9592, 3.500%, 10/01/32	2,639,878	2,757,058
Pool #MA1630, 4.000%, 10/01/33	1,605,949	1,700,740
Pool #MA1688, 3.500%, 12/01/33	109,743	114,605
Pool #MA1763, 3.500%, 01/01/34	2,862,939	2,990,071
Pool #745950, 6.000%, 11/01/36	1,293,032	1,460,000
Pool #888128, 6.000%, 01/01/37	224,771	254,336
Pool #890248, 6.000%, 08/01/37	317,165	362,747
Pool #995724, 6.000%, 04/01/39	987,788	1,129,379
Pool #AC3352, 4.000%, 08/01/39	347,466	364,742
Pool #AC2817, 4.000%, 10/01/39	379,637	398,499
Pool #AX3605, 3.500%, 01/01/40	3,289,066	3,384,462
Pool #932441, 4.000%, 01/01/40	5,253,788	5,514,676

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AC9564, 4.500%, 02/01/40	658,156	711,856
Pool #AL7497, 3.500%, 09/01/40	6,135,683	6,317,931
Pool #AE5143, 4.000%, 11/01/40	341,572	359,709
Pool #AE9284, 4.000%, 11/01/40	499,053	524,790
Pool #AL0215, 4.500%, 04/01/41	3,584,857	3,859,041
Pool #AB3573, 3.500%, 05/01/41	331,035	340,623
Pool #AB3274, 4.500%, 07/01/41	1,546,902	1,667,572
Pool #AW8154, 3.500%, 01/01/42	5,699,595	5,867,759
Pool #AB5188, 3.500%, 05/01/42	3,383,401	3,480,155
Pool #AZ0572, 3.000%, 06/01/42	1,795,016	1,789,456
Pool #AP7874, 3.500%, 10/01/42	1,747,636	1,796,195
Pool #AB8726, 3.500%, 03/01/43	5,625,907	5,782,274
Pool #AT4912, 4.000%, 05/01/43	1,714,865	1,806,222
Pool #AS0653, 4.000%, 10/01/43	682,219	719,182
Pool #AT0536, 4.000%, 10/01/43	1,241,455	1,303,262
Pool #AV3452, 4.000%, 02/01/44	3,626,359	3,805,064
Pool #AS2037, 4.500%, 03/01/44	2,451,702	2,632,915
Pool #AL6223, 4.500%, 08/01/44	537,898	577,460
Pool #AL9127, 4.000%, 10/01/44	10,991,198	11,583,394
Pool #AY2685, 4.500%, 01/01/45	594,879	641,069
Pool #MA2279, 4.000%, 05/01/45	1,851,485	1,942,483
Pool #BD9394, 3.500%, 06/01/45	125,952	129,064
Pool #AZ9213, 4.000%, 10/01/45	5,253,451	5,543,833
Pool #AS6515, 4.000%, 01/01/46	4,945,113	5,188,920
Pool #BC2470, 3.500%, 02/01/46	2,166,073	2,235,797

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #BC8441, 4.000%, 06/01/46	1,359,358	1,426,454
Pool #AS7561, 4.000%, 06/01/46	848,315	901,532
Pool #AX5534, 4.000%, 06/01/46	601,389	639,120
Pool #BD4896, 4.000%, 08/01/46	3,607,766	3,785,830
Pool #BC5673, 4.000%, 08/01/46	3,979,934	4,176,383
Pool #BC5696, 4.000%, 09/01/46	3,308,408	3,471,706

		105,438,366

Government National Mortgage Association
Pool #736663, 5.000%, 03/15/40	4,093,394	4,474,202
Pool #783653, 5.000%, 08/15/40	529,660	582,713
Pool #MA0321, 5.000%, 08/20/42	432,311	469,373
Pool #MA2681, 5.000%, 03/20/45	1,489,114	1,599,134
Pool #AM0226, 4.000%, 05/15/45	1,085,996	1,147,044
Pool #AM9875, 4.000%, 06/15/45	1,398,933	1,481,009
Pool #AN5745, 4.000%, 07/15/45	2,754,127	2,921,110
Pool #AN5764, 4.000%, 07/15/45	1,038,959	1,097,481
Pool #AN5766, 4.000%, 07/15/45	1,115,100	1,177,797
Pool #AN6811, 4.000%, 07/15/45	1,032,338	1,090,798
Pool #AM8631, 4.000%, 07/15/45	2,228,176	2,354,524
Pool #AV6530, 4.000%, 08/20/46	1,408,294	1,488,498
Pool #MA3875, 4.000%, 08/20/46	3,945,709	4,170,421
Pool #MA4005, 4.000%, 10/20/46	2,830,199	2,991,382
Pool #MA4072, 5.000%, 11/20/46	1,830,311	1,967,531

		29,013,017

Total U.S. Government Agency Mortgages (Cost $214,437,662)		215,425,971

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 38.0%
U.S. Treasury Bond 2.7%
2.875%, 11/15/46	26,333,000	25,550,199

U.S. Treasury Inflation Indexed Bond 2.7%
1.000%, 02/15/46	24,993,214	25,373,086

U.S. Treasury Notes 32.6%
0.750%, 08/15/19	71,083,000	70,080,588
1.375%, 04/30/20	19,176,000	19,071,126
1.625%, 07/31/20(f)	147,049,000	147,066,205
2.000%, 05/31/21	21,708,000	21,872,503
2.250%, 02/15/27	55,777,000	55,064,560

		313,154,982

Total U.S. Treasury Obligations (Cost $365,627,814)		364,078,267

Foreign Government Bonds 5.4%
Sovereign 5.4%
Argentine Bonos del Tesoro, 21.200%, 09/19/18	ARS 149,950,000	10,187,667
Argentine Bonos del Tesoro, 22.750%, 03/05/18	ARS 153,210,000	10,390,594
Argentine Republic Government International Bond, 7.500%, 04/22/26(a)	ARS 13,690,000	14,552,470
Mexican Bonos, 8.500%, 12/13/18	MXN 300,444,200	16,498,053

Total Foreign Government Bonds (Cost $50,476,055)		51,628,784

Money Market Funds 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(g)	29,913,948	$29,913,948
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.62%(g)(h)	5,199,918	5,199,918

Total Money Market Funds (Cost $35,113,866)		35,113,866

Total Investments (Cost $976,485,145) — 102.5%		982,758,553
Liabilities in Excess of Other Assets — (2.5)%		(23,914,808)

Net Assets — 100.0%		$958,843,745

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Total Return Bond Fund — concluded

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 13.0% of net assets as of March 31, 2017.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Perpetual maturity.

(e)	The security or a partial position of the security was on loan as of March 31, 2017. The total value of securities on loan as of March 31, 2017 was $5,073,159.
(f)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(g)	Rate disclosed, the 7 day net yield, is as of March 31, 2017.

(h)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2017 (See Note 2(k)).

Investment Abbreviation

ARS	—	Argentine Peso
MTN	—	Medium Term Note
MXN	—	Mexician Peso
IO	—	Interest Only security for which the fund receives interest on notional principal

At March 31, 2017, the Fund’s open credit default swap contract was as follows:

OTC Credit Default Swap Contract — Sell Protection

Underlying Instrument	Broker (Exchange)	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Premiums Receivable	Upfront Payments Made	Value	Unrealized Appreciation
Argentina Republic	Credit Suisse International	12,500,000	5.000	06/20/22	3.672%	$20,833	$754,843	$768,092	$13,249

The notional amount represents the maximum potential amount the Fund could be required to pay as seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in Argentina Republic.

The value column indicates the impact each respective swap agreement has on the Fund’s Net Assets at March 31, 2017.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

At March 31, 2017, the Fund’s forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation/ (Depreciation)
Short:
Australian Dollar	JPMorgan	06/13/17	26,138,955	$19,583,174	$19,944,868	$(361,694)
Euro	JPMorgan	06/13/17	17,076,742	18,166,665	18,276,940	(110,275)
New Zealand Dollar	Credit Suisse International	05/08/17	13,926,877	10,160,005	9,754,220	405,785
South Korean Won	Credit Suisse International	05/08/17	11,630,300,000	10,252,832	10,404,576	(151,744)
Yuan Renminbi Offshore	JPMorgan	01/17/18	139,434,750	19,500,000	19,871,450	(371,450)

Total Short Contracts				$77,662,676	$78,252,054	$(589,378)

Long:
Euro	JPMorgan	06/13/17	17,076,742	18,434,343	18,276,940	(157,403)

Total Long Contracts				$18,434,343	$18,276,940	$(157,403)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 1.1%
Student Loan Asset Backed Security 1.1%
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl A, 1.208%, 12/07/20(a)	15,564,795	15,564,795

Total Asset-Backed Security (Cost $15,566,620)		15,564,795

Collateralized Mortgage Obligations 53.2%
Agency Collateralized Mortgage Obligations 25.9%
Federal Home Loan Mortgage Corporation
Series 2781, Cl FA, REMIC, 1.262%, 04/15/34(a)	8,637,370	8,619,359
Series 2796, Cl F, REMIC, 1.412%, 05/15/34(a)	5,518,863	5,538,760
Series 3346, Cl FA, REMIC, 1.142%, 02/15/19(a)	4,425,210	4,424,746
Series 3418, Cl FB, REMIC, 1.212%, 04/15/20(a)	4,813,958	4,818,475
Series 3593, Cl F, REMIC, 1.280%, 03/15/36(a)	3,066,587	3,078,357
Series 3710, Cl FL, REMIC, 1.412%, 05/15/36(a)	1,121,247	1,127,235
Series 4057, Cl CF, REMIC, 1.362%, 04/15/39(a)	10,599,711	10,599,250
Series 4247, Cl EF, REMIC, 1.312%, 03/15/32(a)	1,721,696	1,729,733
Series 4474, Cl WF, REMIC, 1.130%, 12/15/36(a)	20,163,883	20,090,265

		60,026,180

Federal National Mortgage Association
Series 2005-58, Cl KF, REMIC, 1.482%, 07/25/35(a)	7,821,955	7,839,753
Series 2010-137, Cl WB, REMIC, 3.063%, 07/25/40(a)	5,654,395	5,886,658
Series 2011-58, Cl AC, REMIC, 2.500%, 06/25/24	564,633	569,585
Series 2012-60, Cl WF, REMIC, 1.332%, 06/25/27(a)	15,298,534	15,302,316
Series 2013-34, Cl PF, REMIC, 1.332%, 08/25/42(a)	13,571,885	13,535,569
Series 2015-42, Cl BF, REMIC, 1.090%, 06/25/45(a)	23,341,521	23,337,035

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2016-32, Cl FA, REMIC, 1.382%, 10/25/34(a)	28,515,308	28,609,030
Series 2016-36, Cl FB, REMIC, 1.482%, 03/25/43(a)	12,092,921	12,073,565

		107,153,511

Government National Mortgage Association
Series 2011-133, Cl PF, REMIC, 1.378%, 12/20/35(a)	5,839,890	5,850,052
Series 2012-98, Cl FM, 1.178%, 12/20/38(a)	2,332,594	2,326,433
Series 2016-H22, Cl FJ, 1.170%, 10/20/66(a)	18,603,962	18,606,599

		26,783,084

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 1.432%, 10/07/20(a)	29,570,918	29,603,253
Series 2010-R2, Cl 1A, 1.148%, 11/06/17(a)	35,732,731	35,738,645
Series 2010-R2, Cl 2A, 1.324%, 11/05/20(a)	31,614,030	31,662,944
Series 2010-R3, Cl 1A, 1.337%, 12/08/20(a)	6,627,760	6,654,584
Series 2010-R3, Cl 2A, 1.337%, 12/08/20(a)	2,161,655	2,172,503
Series 2011-R1, Cl 1A, 1.304%, 01/08/20(a)	23,977,218	24,013,996
Series 2011-R2, Cl 1A, 1.254%, 02/06/20(a)	36,853,806	36,869,196
Series 2011-R3, Cl 1A, 1.291%, 03/11/20(a)	1,291,016	1,291,765

		168,006,886

		361,969,661

Agency Collateralized Planned Amortization Class Mortgage Obligations 5.4%
Federal Home Loan Mortgage Corporation
Series 3071, Cl ZX, REMIC, 1.212%, 04/15/35(a)	2,388,599	2,379,794
Series 3260, Cl PF, REMIC, 1.212%, 01/15/37(a)	1,267,512	1,265,696
Series 3990, Cl GF, REMIC, 1.312%, 03/15/41(a)	10,737,427	10,745,264
Series 3995, Cl PF, REMIC, 1.362%, 05/15/39(a)	11,316,113	11,348,185

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Planned Amortization Class Mortgage Obligations—continued
Series 4203, Cl PF, REMIC, 1.162%, 09/15/42(a)	20,932,640	20,881,630
Series 4571, Cl FK, REMIC, 1.512%, 02/15/44(a)	5,827,472	5,820,862

		52,441,431

Federal National Mortgage Association
Series 2006-113, Cl NF, REMIC, 1.332%, 09/25/36(a)	9,360,095	9,334,809

Government National Mortgage Association
Series 2003-67, Cl FP, 1.878%, 08/20/33(a)	5,621,875	5,713,439
Series 2005-41, Cl FC, 1.278%, 05/20/35(a)	8,520,966	8,483,987

		14,197,426

		75,973,666

Commercial Mortgage Backed Securities 21.9%
Federal Home Loan Mortgage Corporation
Series KF15, Cl A, 1.449%, 02/25/23(a)	11,593,599	11,651,531
Series KF22, Cl A, 1.279%, 07/25/23(a)	12,740,192	12,772,114
Series KLH3, Cl A, 1.489%, 11/25/22(a)	9,817,548	9,868,098
Series KLSF, Cl A, 1.109%, 11/25/21(a)	14,167,700	14,167,698
Series KS05, Cl A, 1.289%, 01/25/23(a)	5,980,799	5,995,789

		54,455,230

Federal National Mortgage Association
Series 2011-M1, Cl FA, 1.432%, 06/25/21(a)	26,218,331	26,245,541
Series 2014-M5, Cl ASQ2, 2.034%, 03/25/19	11,353,833	11,377,978
Series 2015-M10, Cl FA, 1.019%, 03/25/19(a)	2,046,298	2,047,252
Series 2015-M14, Cl FA, 1.602%, 10/25/25(a)	1,982,594	1,997,322
Series 2015-M4, Cl FA, 0.979%, 09/25/18(a)	1,004,921	1,004,958
Series 2016-M13, Cl FA, 1.439%, 11/25/23(a)	19,223,549	19,216,845

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series 2016-M8, Cl FA, 1.483%, 07/25/26(a)	20,577,501	20,625,868
Series 2016-M9, Cl FA, 1.269%, 09/25/23(a)	62,639,573	62,674,651
Series 2017-M2, Cl FA, 1.299%, 02/25/24(a)	15,989,279	16,016,011

		161,206,426

FREMF Multifamily Aggregation Risk Transfer Trust
Series 2017-KT01, Cl A, 1.090%, 02/25/20(a)	12,070,000	12,088,804

FRESB Mortgage Trust
Series 2015-SB3, Cl A5, 2.012%, 08/25/42(a)	12,275,038	12,225,938
Series 2015-SB9, Cl A5, 2.434%, 11/25/35(a)	39,232,401	39,489,844
Series 2016-SB20, Cl A5H, 2.140%, 07/25/36(a)	12,984,255	12,863,502
Series 2017-SB27, Cl A5H, 2.600%, 01/25/37(a)	2,499,812	2,516,811
Series 2017-SB28, Cl A5H, 2.720%, 01/25/37(a)	12,000,000	12,138,000

		79,234,095

		306,984,555

Total Collateralized Mortgage Obligations (Cost $744,805,884)		744,927,882

U.S. Government Agencies 1.7%
Federal Agricultural Mortgage Corp. 0.4%
1.228%, 01/03/22, MTN(a)	4,900,000	4,922,643

Federal Farm Credit Bank 1.3%
1.447%, 12/08/26(a)	4,700,000	4,695,784
1.532%, 01/26/27(a)	14,700,000	14,659,899

		19,355,683

Total U.S. Government Agencies (Cost $24,300,000)		24,278,326

U.S. Government Agency Mortgages 41.9%
Federal Home Loan Mortgage Corporation
Pool #G11520, 5.000%, 01/01/19	1,030,788	1,060,747
Pool #J17872, 2.500%, 01/01/22	223,476	225,043
Pool #J21160, 2.500%, 11/01/22	581,892	591,463

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G13080, 4.000%, 03/01/23	491,598	509,605
Pool #J29659, 3.000%, 10/01/24	1,058,330	1,088,396
Pool #J13242, 3.500%, 10/01/25	201,204	210,664
Pool #E02806, 3.000%, 12/01/25	461,353	473,822
Pool #848744, 3.165%, 05/01/34(a)	12,867,620	13,645,422
Pool #848736, 3.167%, 05/01/35(a)	20,244,941	21,251,278
Pool #848747, 3.138%, 07/01/36(a)	12,103,481	12,803,757
Pool #1Q1195, 2.946%, 05/01/37(a)	10,536,429	11,108,042
Pool #848796, 3.247%, 05/01/37(a)	22,316,047	23,512,606
Pool #1Q1420, 3.113%, 09/01/39(a)	16,159,531	17,062,351
Pool #849139, 3.091%, 09/01/43(a)	2,564,048	2,640,496

		106,183,692

Federal National Mortgage Association
Pool #AM0687, 1.560%, 10/01/17	1,539,882	1,540,339
Pool #888969, 5.909%, 11/01/17	2,118,532	2,117,208
Pool #467010, 3.520%, 01/01/18	5,683,154	5,721,441
Pool #385912, 5.350%, 02/01/18	5,318,723	5,393,719
Pool #467288, 2.800%, 03/01/18	1,509,723	1,527,022
Pool #468279, 3.470%, 06/01/18	3,669,666	3,721,308
Pool #AM7163, 1.229%, 05/01/19(a)	10,610,991	10,596,855
Pool #AM6261, 0.999%, 07/01/19(a)	15,370,000	15,352,535
Pool #AM7028, 1.019%, 10/01/19(a)	18,405,000	18,385,494
Pool #463520, 4.550%, 10/01/19	2,274,172	2,405,522
Pool #463617, 4.910%, 10/01/19	3,613,875	3,839,860
Pool #AM2078, 1.670%, 01/01/20	11,223,311	11,120,289

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AM5902, 1.119%, 05/01/20(a)	18,500,854	18,512,411
Pool #AN3353, 1.349%, 09/01/21(a)	10,750,000	10,754,934
Pool #AM9893, 1.159%, 10/01/21(a)	27,500,000	27,501,504
Pool #AN3539, 1.249%, 11/01/21(a)	17,404,595	17,399,593
Pool #469856, 1.569%, 12/01/21(a)	17,627,201	17,691,736
Pool #AN5208, 1.171%, 03/01/22(a)	4,800,000	4,801,265
Pool #AM9040, 1.049%, 06/01/22(a)	17,995,000	17,976,810
Pool #AM9651, 1.079%, 08/01/22(a)	14,330,000	14,333,194
Pool #AM7213, 1.429%, 08/01/22(a)	4,540,000	4,535,058
Pool #AM2292, 1.129%, 01/01/23(a)	4,567,820	4,552,779
Pool #AN3414, 1.379%, 01/01/23(a)	11,938,958	11,954,696
Pool #AN2256, 1.359%, 07/01/23(a)	17,775,000	17,751,679
Pool #AN2605, 1.239%, 08/01/23(a)	10,000,000	9,999,517
Pool #MA1535, 2.000%, 08/01/23	491,694	494,311
Pool #AN1582, 1.219%, 09/01/23(a)	14,525,000	14,532,972
Pool #AU7196, 2.000%, 09/01/23	512,212	514,937
Pool #AM4611, 1.239%, 11/01/23(a)	4,692,625	4,710,546
Pool #AM4510, 1.269%, 11/01/23(a)	1,782,185	1,779,194
Pool #AN3845, 1.319%, 12/01/23(a)	16,548,259	16,494,196
Pool #AN4300, 1.339%, 01/01/24(a)	14,679,928	14,657,065
Pool #AN4364, 1.369%, 01/01/24(a)	2,990,000	2,997,664
Pool #AN3434, 1.429%, 09/01/24(a)	2,684,000	2,684,693
Pool #AN2868, 1.269%, 12/01/24(a)	4,700,000	4,679,552
Pool #AN3661, 1.359%, 11/01/26(a)	3,000,000	3,006,341
Pool #AL0222, 2.776%, 07/01/34(a)	7,182,021	7,578,491

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AD0064, 2.781%, 01/01/35(a)	6,376,489	6,636,918
Pool #AD7165, 2.491%, 04/01/35(a)	1,735,845	1,837,372
Pool #995540, 2.755%, 01/01/36(a)	5,377,722	5,674,921
Pool #AL2202, 3.118%, 06/01/36(a)	6,720,553	7,049,940
Pool #AL0960, 3.058%, 07/01/37(a)	12,026,420	12,737,647
Pool #AL0270, 2.929%, 08/01/38(a)	10,273,905	10,816,029
Pool #AL6516, 3.249%, 04/01/40(a)	10,619,523	11,230,253
Pool #AL7812, 3.089%, 11/01/40(a)	21,273,245	22,476,808
Pool #AE0544, 3.166%, 11/01/40(a)	6,863,619	7,251,216
Pool #AL0323, 3.029%, 06/01/41(a)	7,438,316	7,877,397
Pool #AL1801, 2.947%, 05/01/42(a)	4,881,328	5,037,585
Pool #AT1155, 2.946%, 09/01/43(a)	2,979,234	3,074,778
Pool #AU6696, 2.706%, 10/01/43(a)	15,908,985	16,356,840
Pool #BD2950, 2.396%, 07/01/46(a)	5,944,593	6,019,648
Pool #BA3816, 2.573%, 07/01/46(a)	6,675,619	6,804,492
Pool #BD2257, 2.433%, 08/01/46(a)	5,455,501	5,528,431
Pool #BD3394, 2.546%, 08/01/46(a)	3,945,993	4,012,150

		474,039,155

Government National Mortgage Association
Pool #082904, 2.125%, 08/20/41(a)	1,238,607	1,273,535

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #MA0414, 2.125%, 09/20/42(a)	4,122,169	4,234,715

		5,508,250

Total U.S. Government Agency Mortgages (Cost $580,130,888)		585,731,097

U.S. Treasury Obligation 0.0%(b)
U.S. Treasury Note 0.0%(b)

0.875%, 05/15/17	400,000	400,094

Total U.S. Treasury Obligation (Cost $400,070)		400,094

Money Market Fund 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	27,461,735	27,461,735

Total Money Market Fund (Cost $27,461,735)		27,461,735

Total Investments (Cost $1,392,665,197) — 99.9%		1,398,363,929
Other Assets in Excess of Liabilities — 0.1%		1,535,471

Net Assets — 100.0%		$1,399,899,400

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Less than 0.05% of Net Assets.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviation

MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit

Open Futures Contracts

At March 31, 2017, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 2 Year Note	Short	$(65,960,262)	June 2017	305	$(57,941)
U.S. Treasury 5 Year Note	Short	(18,805,584)	June 2017	160	(30,666)

					$(88,607)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Mortgage Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 6.3%
Agency Collateralized Mortgage Obligation 0.8%
Federal National Mortgage Association
Series 2010-134, Cl EB, REMIC, 4.000%, 12/25/25	200,000	215,378

Commercial Mortgage Backed Securities 5.5%
Federal National Mortgage Association
Series 2013-M6, Cl X1, IO 2.174%, 02/25/43(a)	3,388,620	194,280
Series 2017-M3, Cl A2, 2.569%, 12/25/26(a)	242,000	232,150

		426,430

FREMF Mortgage Trust
Series 2012-K20, Cl X2A, IO 0.200%, 05/25/45(b)	8,653,192	69,245
Series 2012-K21, Cl B, 3.938%, 07/25/45(a)(b)	500,000	518,880
Series 2013-K25, Cl B, 3.619%, 11/25/45(a)(b)	122,000	124,687

		712,812

GS Mortgage Securities Corp. II
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	109,000	110,417

Queens Center Mortgage Trust
Series 2013-QCA, Cl A, 3.275%, 01/11/37(b)	150,000	150,918

Total Collateralized Mortgage Obligations (Cost $1,616,457)		1,615,955

U.S. Government Agency Mortgages 89.3%
Federal Home Loan Mortgage Corporation
Pool #C01785, 5.000%, 02/01/34	151,553	166,377
Pool #C91768, 3.500%, 07/01/34	736,944	764,697
Pool #G01838, 5.000%, 07/01/35	121,196	133,094
Pool #Z40115, 6.000%, 05/01/36	200,032	226,159
Pool #Z40004, 6.000%, 08/01/36	41,281	46,982
Pool #A85718, 4.000%, 04/01/39	53,270	56,316
Pool #G05477, 4.500%, 05/01/39	191,427	206,995
Pool #G08347, 4.500%, 06/01/39	32,273	34,672
Pool #G05606, 4.500%, 07/01/39	373,444	401,470
Pool #A89148, 4.000%, 10/01/39	104,094	109,549
Pool #G08372, 4.500%, 11/01/39	159,945	171,897
Pool #A93101, 5.000%, 07/01/40	205,071	223,562
Pool #G06061, 4.000%, 10/01/40	119,978	126,603
Pool #A95085, 4.000%, 11/01/40	572,316	602,782
Pool #A95147, 4.000%, 11/01/40	94,614	99,643

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #A95796, 4.000%, 12/01/40	70,027	73,750
Pool #G07068, 5.000%, 07/01/41	436,024	474,869
Pool #Q06771, 3.000%, 03/01/42	242,176	241,464
Pool #G07031, 4.000%, 05/01/42	479,839	506,424
Pool #C04123, 4.000%, 07/01/42	314,396	332,381
Pool #Q09949, 3.000%, 08/01/42	162,364	161,887
Pool #Q10929, 3.500%, 09/01/42	406,904	417,996
Pool #Q11651, 3.000%, 10/01/42	109,357	109,036
Pool #Q13801, 3.000%, 12/01/42	182,650	182,122
Pool #G60019, 4.500%, 03/01/44	371,677	399,620
Pool #Q26366, 4.000%, 05/01/44	205,535	217,267
Pool #V81283, 4.000%, 07/01/44	385,223	404,379
Pool #G60589, 4.000%, 02/01/45	492,789	517,339
Pool #Q31645, 4.000%, 02/01/45	101,076	106,491
Pool #Q36238, 4.000%, 09/01/45	439,035	460,866
Pool #Q38473, 4.000%, 01/01/46	433,747	455,315
Pool #Q40124, 3.500%, 04/01/46	245,813	252,334
Pool #Q40123, 3.500%, 04/01/46	236,089	242,568
Pool #Q40723, 4.000%, 05/01/46	463,514	486,563

		9,413,469

Federal National Mortgage Association
Pool #AN4142, 3.260%, 01/01/27	380,992	389,293
Pool #MA1688, 3.500%, 12/01/33	57,404	59,947
Pool #AL0049, 6.000%, 12/01/35	32,000	36,219
Pool #AB6401, 3.000%, 10/01/37	302,590	301,372
Pool #AB7768, 3.000%, 02/01/38	433,087	431,343
Pool #AC2817, 4.000%, 10/01/39	8,437	8,856
Pool #932441, 4.000%, 01/01/40	216,746	227,509
Pool #AL7497, 3.500%, 09/01/40	758,709	781,245
Pool #AE5143, 4.000%, 11/01/40	30,520	32,140
Pool #AE4414, 4.000%, 11/01/40	32,539	34,232
Pool #MA0639, 4.000%, 02/01/41	554,861	584,065
Pool #AL0215, 4.500%, 04/01/41	139,804	150,497
Pool #AI5868, 4.500%, 07/01/41	263,841	284,133
Pool #890381, 3.500%, 10/01/41	294,626	303,157
Pool #AW8154, 3.500%, 01/01/42	548,631	564,819
Pool #AJ9327, 3.500%, 01/01/42	130,823	134,554
Pool #AJ9317, 4.000%, 01/01/42	556,672	586,117
Pool #MA0971, 4.000%, 02/01/42	107,524	113,215
Pool #AK5151, 3.000%, 03/01/42	260,287	259,481
Pool #AI9101, 3.500%, 04/01/42	427,347	439,862
Pool #AB5188, 3.500%, 05/01/42	66,897	68,810
Pool #AZ0572, 3.000%, 06/01/42	94,465	94,172
Pool #AO8632, 3.500%, 07/01/42	1,216,365	1,250,176

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix U.S. Mortgage Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AP7874, 3.500%, 10/01/42	122,366	125,766
Pool #AB8726, 3.500%, 03/01/43	86,198	88,594
Pool #AT0536, 4.000%, 10/01/43	176,858	185,663
Pool #AV3452, 4.000%, 02/01/44	178,601	187,402
Pool #AL6223, 4.500%, 08/01/44	584,157	627,121
Pool #AL9127, 4.000%, 10/01/44	165,746	174,676
Pool #AY2685, 4.500%, 01/01/45	71,432	76,978
Pool #MA2279, 4.000%, 05/01/45	164,255	172,328
Pool #MA2341, 4.500%, 06/01/45	162,857	174,789
Pool #AY8851, 4.000%, 08/01/45	278,461	292,318
Pool #AZ5755, 3.500%, 09/01/45	637,871	654,896
Pool #AZ9213, 4.000%, 10/01/45	669,515	706,522
Pool #BC2470, 3.500%, 02/01/46	190,741	196,881
Pool #AX5534, 4.000%, 06/01/46	90,186	95,844
Pool #AS7561, 4.000%, 06/01/46	118,554	125,992
Pool #BD4896, 4.000%, 08/01/46	247,454	259,667

		11,280,651

Government National Mortgage Association
Pool #AA5471, 4.000%, 12/15/41	727,673	771,722
Pool #MA0321, 5.000%, 08/20/42	20,183	21,913
Pool #MA2681, 5.000%, 03/20/45	269,686	289,611
Pool #AM9875, 4.000%, 06/15/45	174,494	184,732
Pool #AN6811, 4.000%, 07/15/45	625,330	660,742

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AV6530, 4.000%, 08/20/46	155,625	164,488

		2,093,208

Total U.S. Government Agency Mortgages (Cost $22,850,614)		22,787,328

Money Market Fund 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	962,950	962,950

Total Money Market Fund (Cost $962,950)		962,950

Total Investments (Cost $25,430,021) — 99.4%		25,366,233
Other Assets in Excess of Liabilities — 0.6%		148,094

Net Assets — 100.0%		$25,514,327

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 3.8% of net assets as of March 31, 2017.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

REMIC	—	Real Estate Mortgage Investment Conduit
IO	—	Interest Only security for which the fund receives interest on notional principal

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 18.6%
Auto Floor Plan 3.2%
Ally Master Owner Trust, Series 2014-5, Cl A1, 1.402%, 10/15/19(a)	475,000	475,513
BMW Floorplan Master Owner Trust, Series 2015-1A, Cl A, 1.412%, 07/15/20(a)(b)	1,100,000	1,102,342
Nissan Master Owner Trust Receivables, Series 2016-A, Cl A2, 1.540%, 06/15/21	1,250,000	1,240,526

		2,818,381

Automobiles 4.9%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Cl B, 1.520%, 01/08/19	295,180	295,198
AmeriCredit Automobile Receivables Trust, Series 2014-2, Cl B, 1.600%, 07/08/19	500,000	500,333
Capital Auto Receivables Asset Trust, Series 2014-2, Cl B, 2.030%, 12/20/18	1,250,000	1,252,518
Capital Auto Receivables Asset Trust, Series 2015-3, Cl A1A, 1.390%, 02/20/18(b)	40,942	40,941
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Cl A4, 1.270%, 03/15/19(b)	625,238	624,946
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Cl B, 1.780%, 06/17/19(b)	500,000	500,713
Ford Credit Auto Owner Trust, Series 2013-B, Cl B, 1.110%, 10/15/18	300,000	299,863
GM Financial Automobile Leasing Trust, Series 2014-2A, Cl A3, 1.220%, 01/22/18(b)	61,190	61,188
Hyundai Auto Receivables Trust, Series 2013-B, Cl A4, 1.010%, 02/15/19	141,275	141,248
Hyundai Auto Receivables Trust, Series 2014-A, Cl B, 1.730%, 08/15/19	585,000	585,996

		4,302,944

Credit Card 4.4%
Barclays Dryrock Issuance Trust, Series 2015-4, Cl A, 1.720%, 08/16/21	152,000	152,062

	Shares or Principal Amount($)	Value($)
Credit Card—continued
Cabela’s Credit Card Master Note Trust, Series 2014-2, Cl A, 1.362%, 07/15/22(a)	1,512,000	1,515,479
Capital One Multi-Asset Execution Trust, Series 2005-B3, Cl B3, 1.573%, 05/15/28(a)	1,253,000	1,206,148
Capital One Multi-Asset Execution Trust, Series 2014-A5, Cl A5, 1.480%, 07/15/20	150,000	150,143
Golden Credit Card Trust, Series 2015-3A, Cl A, 1.332%, 07/15/19(a)(b)	825,000	825,477

		3,849,309

Other 5.4%
DB Master Finance LLC, Series 2015-1A, Cl A2I, 3.262%, 02/20/45(b)	1,185,800	1,192,028
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	1,060,515	1,074,337
Taco Bell Funding LLC, Series 2016-1A, Cl A2I, 3.832%, 05/25/46(b)	909,430	921,903
Verizon Owner Trust, Series 2016-1A, Cl A, 1.420%, 01/20/21(b)	1,497,000	1,487,818

		4,676,086

Student Loan Asset Backed Security 0.7%
SLM Student Loan Trust, Series 2013-1, Cl A2, 1.232%, 09/25/19(a)	566,283	566,141

Total Asset-Backed Securities (Cost $16,133,170)		16,212,861

Collateralized Mortgage Obligations 14.2%
Agency Collateralized Mortgage Obligation 0.9%
Federal Home Loan Mortgage Corporation
Series 2839, Cl TS, REMIC, 5.000%, 08/15/19	779,619	798,998

Commercial Mortgage Backed Securities 13.3%
Chicago Skyscraper Trust
Series 2017-SKY, Cl A, 1.713%, 04/15/30(a)(b)	1,000,000	1,000,560

Commercial Mortgage Trust
Series 2012-CR2, Cl A2, 2.025%, 08/15/45	15,320	15,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
CSMC Trust
Series 2014-TIKI, Cl A, 1.862%, 09/15/38(a)(b)	1,250,000	1,246,613

Federal Home Loan Mortgage Corporation
Series KS02, Cl A, 1.362%, 08/25/23(a)	286,285	286,459

Federal National Mortgage Association
Series 2014-M5, Cl ASQ2, 2.034%, 03/25/19	934,857	936,845
Series 2016-M9, Cl FA, 1.269%, 09/25/23(a)	3,977,116	3,979,343

		4,916,188

FREMF Multifamily Aggregation Risk Transfer Trust
Series 2017-KT01, Cl A, 1.090%, 02/25/20(a)	1,000,000	1,001,558

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13, Cl A1, 1.303%, 01/15/46	125,468	125,392

Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Cl A1, 1.313%, 10/15/46	459,391	458,531
Series 2014-C14, Cl A1, 1.250%, 02/15/47	199,483	198,674

		657,205

WFRBS Commercial Mortgage Trust
Series 2012-C7, Cl AFL, 1.972%, 06/15/45(a)(b)	515,000	525,345
Series 2012-C8, Cl A2, 1.881%, 08/15/45	866,055	866,009
Series 2012-C8, Cl AFL, 1.943%, 08/15/45(a)(b)	1,000,000	1,010,199

		2,401,553

		11,650,841

Total Collateralized Mortgage Obligations (Cost $12,425,400)		12,449,839

Corporate Bonds 47.8%
Aerospace/Defense 0.6%
Lockheed Martin Corp., 1.850%, 11/23/18	484,000	485,341

	Shares or Principal Amount($)	Value($)
Auto Manufacturers 6.0%
BMW U.S. Capital LLC, 1.500%, 04/11/19(b)	671,000	666,432
Daimler Finance North America LLC, 1.894%, 08/01/18(a)(b)	1,314,000	1,323,252
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,371,000	1,416,481
General Motors Financial Co., Inc., 2.400%, 05/09/19	1,338,000	1,340,878
PACCAR Financial Corp., 1.700%, 12/06/18, MTN(a)	520,000	524,099

		5,271,142

Banks 8.1%
Bank of America Corp., 2.000%, 01/11/18	1,537,000	1,540,929
Bank of Montreal, 2.100%, 12/12/19, MTN	905,000	908,273
Citigroup, Inc., 2.500%, 09/26/18	934,000	942,349
Citigroup, Inc., 2.739%, 05/15/18(a)	897,000	910,487
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	1,688,000	1,743,150
Morgan Stanley, 2.125%, 04/25/18	1,051,000	1,055,015

		7,100,203

Beverages 1.6%
Molson Coors Brewing Co., 1.450%, 07/15/19	1,406,000	1,387,806

Biotechnology 0.7%
Celgene Corp., 2.125%, 08/15/18	654,000	656,634

Chemicals 1.7%
Chevron Phillips Chemical Co. LLC, 1.700%, 05/01/18(b)	1,498,000	1,498,390

Computers 2.3%
Apple, Inc., 1.550%, 02/08/19	915,000	916,652
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.480%, 06/01/19(b)	1,047,000	1,072,873

		1,989,525

Electric 3.4%
Duke Energy Corp., 1.378%, 04/03/17(a)	917,000	917,000
Emera U.S. Finance LP, 2.150%, 06/15/19	963,000	962,709
MidAmerican Energy Co., 5.300%, 03/15/18	1,057,000	1,094,429

		2,974,138

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electronics 1.5%
Fortive Corp., 1.800%, 06/15/19(b)	1,328,000	1,319,737

Healthcare-Products 2.2%
Becton Dickinson and Co., 1.800%, 12/15/17	907,000	907,677
Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	1,010,000	1,018,522

		1,926,199

Healthcare-Services 0.8%
Aetna, Inc., 1.750%, 05/15/17	660,000	660,062

Housewares 1.5%
Newell Brands, Inc., 2.600%, 03/29/19	1,332,000	1,348,469

Insurance 0.6%
Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	531,000	531,919

Internet 0.3%
eBay, Inc., 2.500%, 03/09/18	256,000	257,946

Miscellaneous Manufacturer 1.2%
Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20(b)	1,019,000	1,022,752

Oil & Gas 2.4%
BP Capital Markets PLC, 1.783%, 09/26/18(a)	1,168,000	1,175,521
Chevron Corp., 1.686%, 02/28/19	897,000	897,943

		2,073,464

Oil & Gas Services 2.3%
TechnipFMC PLC, 2.000%, 10/01/17	2,000,000	1,999,308

Pharmaceuticals 0.2%
McKesson Corp., 2.284%, 03/15/19	214,000	215,542

Pipelines 4.3%
Kinder Morgan, Inc., 2.000%, 12/01/17	1,536,000	1,537,120
TransCanada PipeLines Ltd., 1.625%, 11/09/17	2,227,000	2,227,120

		3,764,240

Real Estate Investment Trust 2.5%
American Tower Corp., 4.500%, 01/15/18	2,148,000	2,193,834

Retail 0.8%
CVS Health Corp., 1.900%, 07/20/18	656,000	657,298

	Shares or Principal Amount($)	Value($)
Semiconductors 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375%, 01/15/20(b)	770,000	769,907

Telecommunication Services 1.0%
Verizon Communications, Inc., 1.375%, 08/15/19	472,000	464,776
Verizon Communications, Inc., 1.506%, 06/09/17(a)	379,000	379,164

		843,940

Transportation 0.9%
Canadian National Railway Co., 1.206%, 11/14/17(a)	831,000	831,490

Total Corporate Bonds (Cost $41,719,521)		41,779,286

U.S. Government Agency Mortgages 16.6%
Federal National Mortgage Association
Pool #AM2712, 1.535%, 03/01/18	480,278	479,931
Pool #467699, 1.189%, 05/01/18(a)	234,590	234,495
Pool #468910, 1.179%, 08/01/18(a)	224,483	224,775
Pool #AN3353, 1.349%, 09/01/21(a)	1,000,000	1,000,459
Pool #AN3539, 1.249%, 11/01/21(a)	993,413	993,127
Pool #AM7617, 1.249%, 08/01/22(a)	962,008	962,398
Pool #AN3414, 1.379%, 01/01/23(a)	993,588	994,898
Pool #AN1582, 1.219%, 09/01/23(a)	1,000,000	1,000,549
Pool #AN3845, 1.319%, 12/01/23(a)	2,686,541	2,677,765
Pool #AN4300, 1.339%, 01/01/24(a)	3,070,572	3,065,790
Pool #AN4364, 1.369%, 01/01/24(a)	1,000,000	1,002,563
Pool #AN3434, 1.429%, 09/01/24(a)	1,825,000	1,825,471

Total U.S. Government Agency Mortgages (Cost $14,474,394)		14,462,221

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligation 0.1%
U.S. Treasury Note 0.1%
0.875%, 05/15/17	100,000	100,024

Total U.S. Treasury Obligation (Cost $100,017)		100,024

Money Market Fund 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	2,272,691	2,272,691

Total Money Market Fund (Cost $2,272,691)		2,272,691

Total Investments (Cost $87,125,193) — 99.9%		87,276,922
Other Assets in Excess of Liabilities — 0.1%		67,305

Net Assets — 100.0%		$87,344,227

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2017.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 22.1% of net assets as of March 31, 2017.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit

Open Futures Contracts

At March 31, 2017, the Fund’s open futures contracts were as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 2 Year Note	Short	$(21,848,725)	June 2017	101	$(13,040)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 97.4%
District of Columbia 6.9%
Metropolitan Washington D.C. Airports Authority, Airport System, Series A, AMT, RB, 5.125%, 10/01/23	1,000,000	1,055,440
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,359,135

		3,414,575

Georgia 2.4%
Private Colleges & Universities Authority, RB, 5.000%, 04/01/23	1,065,000	1,192,672

Guam 2.5%
Territory of Guam, Series A, RB, 5.000%, 12/01/33	380,000	410,829
Territory of Guam, Series A, RB, 5.000%, 12/01/34	290,000	311,599
Territory of Guam, Series A, RB, 5.000%, 12/01/46	485,000	517,127

		1,239,555

North Carolina 6.7%
North Carolina Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,740,000	1,855,518
North Carolina Medical Care Commission, RB, 5.000%, 10/01/27(a)	380,000	454,541
North Carolina Medical Care Commission, RB, 5.000%, 10/01/33(a)	495,000	568,300
North Carolina Medical Care Commission, RB, 5.000%, 10/01/35(a)	380,000	432,144

		3,310,503

Virginia 78.9%
Chesapeake, Series A, GO, 5.000%, 08/01/23	2,000,000	2,379,900
Fairfax County, Series B, GO, 5.000%, 04/01/24, State Aid Withholding	1,000,000	1,202,300
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22(b)	1,200,000	1,340,460

	Shares or Principal Amount($)	Value($)
Virginia—continued
Fairfax County Industrial Development Authority, Series D, RB, 5.000%, 05/15/27	500,000	569,180
Fairfax County Water Authority, RB, 5.000%, 04/01/25	1,550,000	1,780,981
Fairfax County Water Authority, RB, 5.000%, 04/01/27	600,000	686,634
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/28	875,000	1,011,238
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/30	1,000,000	1,139,860
Greater Richmond Convention Center Authority, RB, 5.000%, 06/15/32	1,000,000	1,124,340
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24, Pre-refunded 04/01/2018 @ 100	1,425,000	1,483,112
Hanover County Economic Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE	1,815,000	1,869,232
Isle County Wight, Series A, GO, 5.000%, 07/01/35, State Aid Withholding	750,000	843,930
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	1,000,000	1,106,350
Norfolk Water Revenue, Series A, RB, 5.250%, 11/01/44(b)	1,750,000	2,008,860
Northern Virginia Transportation Authority, RB, 5.000%, 06/01/26(b)	1,250,000	1,474,213
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	1,858,812
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,114,700
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21	2,795,000	3,057,031

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2017

Seix Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia Commonwealth Transportation Board, RB, 5.000%, 03/15/24	2,000,000	2,308,660
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,595,152
Virginia Port Authority, Series A, AMT, RB, 5.000%, 07/01/32, Pre-refunded 07/01/2025 @ 100	3,000,000	3,615,480
Virginia Public Building Authority, Series A, RB, 5.000%, 08/01/31, Pre-refunded 08/01/2021 @ 100	10,000	11,479
Virginia Public School Authority, Series A, RB, 5.000%, 08/01/27, State Aid Withholding	1,560,000	1,811,784
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, Pre-refunded 07/15/2018 @ 100, State Aid Withholding	1,000,000	1,051,810
Virginia Resources Authority, RB, 5.000%, 11/01/28, Pre-refunded 11/01/2022 @ 100	330,000	387,473
Virginia Resources Authority, RB, 5.000%, 11/01/28	1,970,000	2,305,668

		39,138,639

Total Municipal Bonds (Cost $46,724,883)		48,295,944

	Shares or Principal Amount($)	Value($)
Money Market Fund 4.8%
Federated Government Obligations Tax-Managed Fund, Institutional Shares, 0.50%(c)	2,388,399	2,388,399

Total Money Market Fund (Cost $2,388,399)		2,388,399

Total Investments (Cost $49,113,282) — 102.2%		50,684,343
Liabilities in Excess of Other Assets — (2.2)%		(1,091,503)

Net Assets — 100.0%		$49,592,840

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(c)	Rate disclosed, the 7 day yield, is as of March 31, 2017.

Investment Abbreviations

AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix Georgia Tax-Exempt Bond Fund	Seix High Grade Municipal Bond Fund
Assets:
Total Investments, at Cost	$221,742,239	$21,936,768	$6,513,780,600	$94,459,614	$91,619,943

Total Investments, at Value*	$222,753,413	$22,094,119	$6,467,462,352	$97,145,086	$93,690,804
Interest Receivable	1,047,778	182,178	21,076,196	1,216,761	843,862
Securities Lending Income Receivable	4,489	329	—	—	—
Receivable for Capital Shares Issued	162,720	138	10,911,606	6,696	162,363
Receivable for Investment Securities Sold	—	—	71,742,488	—	—
Receivable for Investment Securities Sold on a When-issued Basis	—	—	30,753,760	—	—
Unrealized Appreciation on Unfunded Commitments	—	—	47,129	—	—
Receivable from Investment Adviser	—	4,229	—	2,782	3,072
Prepaid Expenses and Other Assets	15,523	17,916	90,271	6,165	12,773

Total Assets	223,983,923	22,298,909	6,602,083,802	98,377,490	94,712,874

Liabilities:
Payable for Investment Securities Purchased	8,302,872	1,305,747	1,725,180	370,535	—
Payable for Investment Securities Purchased on a When-issued Basis	931,461	337,442	621,787,652	2,469,218	3,569,828
Due to Custodian	—	—	36,633	—	—
Payable for Capital Shares Redeemed	145,044	13,822	10,863,780	187,309	43,895
Payable Upon Return of Securities Loaned	—	10,525	—	—	—
Income Distributions Payable	27,552	1,675	4,616,337	3,183	31,770
Investment Advisory Fees Payable	45,778	6,812	2,026,286	40,646	42,894
Compliance and Fund Services Fees Payable	2,677	248	72,981	1,184	1,129
Distribution and Service Fees Payable	3,444	6,464	86,577	444	1,558
Trustee Fees Payable	134	12	3,619	59	56
Other Accrued Expenses	63,695	6,170	1,175,037	18,234	17,243

Total Liabilities	9,522,657	1,688,917	642,394,082	3,090,812	3,708,373

Total Net Assets	$214,461,266	$20,609,992	$5,959,689,720	$95,286,678	$91,004,501

Net Assets Consist of:
Capital	$216,908,461	$20,486,496	$6,266,957,632	$92,220,078	$90,015,718
Accumulated Net Investment Income (Loss)	(328,589)	(39,559)	1,482,689	190,464	(7,091)
Accumulated Net Realized Gain (Loss) from Investments, Unfunded Commitments and Foreign Currency Transactions	(3,129,780)	5,704	(262,479,482)	190,664	(1,074,987)
Net Unrealized Appreciation (Depreciation) on Investments, Unfunded Commitments and Foreign Currencies	1,011,174	157,351	(46,271,119)	2,685,472	2,070,861

Net Assets	$214,461,266	$20,609,992	$5,959,689,720	$95,286,678	$91,004,501

Net Assets:
I Shares	$199,622,363	$12,650,732	$4,459,174,952	$91,782,462	$78,728,904
A Shares	10,363,031	590,556	135,833,426	3,504,216	12,275,597
C Shares	—	7,368,704	56,980,793	—	—
R Shares	3,123,900	—	—	—	—
IS Shares	1,351,972	—	1,307,700,549	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	18,889,052	1,462,473	509,486,815	8,759,539	6,738,337
A Shares	980,883	67,970	15,517,566	333,916	1,050,276
C Shares	—	852,008	6,508,252	—	—
R Shares	295,380	—	—	—	—
IS Shares	127,898	—	149,332,815	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.57	$8.65	$8.75	$10.48	$11.68
A Shares	10.56	8.69	8.75	10.49	11.69
C Shares(a)	—	8.65	8.76	—	—
R Shares	10.58	—	—	—	—
IS Shares	10.57	—	8.76	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$11.09	$9.12	$8.97	$11.01	$12.27
Maximum Sales Charge — A Shares	4.75%	4.75%	2.50%	4.75%	4.75%

*	Investments include securities on loan of $—, $10,208, $—, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax- Exempt Bond Fund	Seix Limited Duration Fund	Seix North Carolina Tax- Exempt Bond Fund
Assets:
Total Investments, at Cost	$557,153,524	$544,928,388	$526,219,925	$6,701,343	$25,537,797

Total Investments, at Value*	$565,666,402	$553,808,497	$541,467,909	$6,713,886	$26,207,836
Cash	86,708	63,963	—	—	—
Interest Receivable	9,480,511	7,970,706	5,958,612	5,015	250,710
Securities Lending Income Receivable	27,889	14,931	—	—	—
Receivable for Capital Shares Issued	5,858,026	17,499,994	969,344	—	353
Receivable for Investment Securities Sold	15,527,924	3,436,343	14,889,758	—	—
Receivable for Investment Securities Sold on a When-issued Basis	2,842,481	2,653,090	3,811,834	—	631,993
Receivable from Investment Adviser	—	—	14,041	997	1,323
Prepaid Expenses and Other Assets	27,519	38,945	18,532	3,131	4,731

Total Assets	599,517,460	585,486,469	567,130,030	6,723,029	27,096,946

Liabilities:
Payable for Investment Securities Purchased	2,876,352	6,439,917	3,885,322	—	—
Payable for Investment Securities Purchased on a When-issued Basis	7,898,763	4,732,316	21,740,707	—	3,055,894
Payable Due to Affiliate	—	—	—	54,461	—
Payable for Capital Shares Redeemed	1,646,020	684,128	924,329	—	33,137
Payable Upon Return of Securities Loaned	47,734,256	40,822,863	—	—	—
Income Distributions Payable	60,346	390,619	134,822	5,320	8,145
Investment Advisory Fees Payable	270,504	197,506	230,253	570	10,358
Compliance and Fund Services Fees Payable	6,821	6,345	6,712	84	293
Distribution and Service Fees Payable	22,432	973	5,161	—	275
Trustee Fees Payable	335	313	334	4	15
Other Accrued Expenses	146,429	92,301	137,366	1,454	5,612

Total Liabilities	60,662,258	53,367,281	27,065,006	61,893	3,113,729

Total Net Assets	$538,855,202	$532,119,188	$540,065,024	$6,661,136	$23,983,217

Net Assets Consist of:
Capital	$618,943,860	$588,847,295	$531,593,684	$7,466,031	$23,527,803
Accumulated Net Investment Income (Loss)	(413,377)	(1,080,429)	(228,988)	(774)	(46,482)
Accumulated Net Realized Loss from Investments	(88,188,159)	(64,527,787)	(6,547,656)	(816,664)	(168,143)
Net Unrealized Appreciation on Investments	8,512,878	8,880,109	15,247,984	12,543	670,039

Net Assets	$538,855,202	$532,119,188	$540,065,024	$6,661,136	$23,983,217

Net Assets:
I Shares	$456,928,155	$483,080,164	$519,784,333	$6,661,136	$21,812,781
A Shares	63,103,766	6,213,518	20,280,691	—	2,170,436
R Shares	14,698,589	130,290	—	—	—
IS Shares	4,124,692	42,695,216	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	70,765,291	57,746,156	44,661,911	676,440	2,176,302
A Shares	9,762,184	761,540	1,740,547	—	217,065
R Shares	2,274,779	15,577	—	—	—
IS Shares	639,133	5,101,099	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$6.46	$8.37	$11.64	$9.85	$10.02
A Shares	6.46	8.16	11.65	—	10.00
R Shares	6.46	8.36	—	—	—
IS Shares	6.45	8.37	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$6.78	$8.57	$12.23	$—	$10.50
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	—	4.75%

*	Investments include securities on loan of $56,090,727, $48,063,923, $—, $— and $—, respectively.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra- Short Bond Fund	Seix U.S. Mortgage Fund
Assets:
Total Investments, at Cost	$55,312,114	$29,082,953	$976,485,145	$1,392,665,197	$25,430,021

Total Investments, at Value*	$55,304,805	$29,113,065	$982,758,553	$1,398,363,929	$25,366,233
Cash	—	—	—	12,528	—
Receivable Due from Affiliate	—	—	—	—	54,461
Interest Receivable	191,735	297,614	5,558,304	1,945,153	82,519
Upfront payments on Swap Contracts	—	—	754,843	—	—
Securities Lending Income Receivable	—	—	23,418	—	—
Foreign Currency, at Value (Cost $—, $—, $9,613, and $—, respectively)	—	—	10,492	—	—
Receivable for Capital Shares Issued	261,159	57,462	2,111,520	1,787,210	36,569
Receivable for Investment Securities Sold	—	—	—	2,340,512	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	405,785	—	—
Unrealized Appreciation on Swap Contracts	—	—	13,249	—	—
Premiums Receivable on Open Swap Agreements	—	—	20,833	—	—
Receivable from Investment Adviser	4,445	4,886	—	—	6,657
Prepaid Expenses and Other Assets	18,614	7,415	40,097	40,726	10,387

Total Assets	55,780,758	29,480,442	991,697,094	1,404,490,058	25,556,826

Liabilities:
Payable for Investment Securities Purchased	—	—	20,462,223	2,047,111	—
Payable for Investment Securities Purchased on a When-issued Basis	—	777,780	4,240,991	—	—
Payable for Capital Shares Redeemed	98,711	155,230	1,259,918	1,778,792	13,481
Payable Upon Return of Securities Loaned	—	—	5,199,918	—	—
Income Distributions Payable	6,281	8,617	57,152	145,694	998
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	1,152,566	—	—
Investment Advisory Fees Payable	18,793	8,304	197,935	223,224	8,590
Compliance and Fund Services Fees Payable	686	340	11,841	17,061	315
Payable for Variation Margin on Futures Contracts	—	—	—	50,079	—
Distribution and Service Fees Payable	1,559	233	23,103	—	4,314
Trustee Fees Payable	34	17	589	845	16
Other Accrued Expenses	12,231	9,479	247,113	327,852	14,785

Total Liabilities	138,295	960,000	32,853,349	4,590,658	42,499

Total Net Assets	$55,642,463	$28,520,442	$958,843,745	$1,399,899,400	$25,514,327

Net Assets Consist of:
Capital	$56,943,492	$28,501,032	$969,850,603	$1,409,386,019	$25,702,847
Accumulated Net Investment Loss	(2,593)	(1,434)	(1,594,575)	(2,436)	(15,738)
Accumulated Net Realized Gain (Loss) from Investments, Futures, Swaps and Foreign Currency Transactions	(1,291,127)	(9,268)	(14,985,648)	(15,094,308)	(108,994)
Net Unrealized Appreciation (Depreciation) on Investments, Futures, Swaps and Foreign Currencies	(7,309)	30,112	5,573,365	5,610,125	(63,788)

Net Assets	$55,642,463	$28,520,442	$958,843,745	$1,399,899,400	$25,514,327

Net Assets:
I Shares	$52,023,791	$26,710,074	$790,996,864	$1,367,242,241	$17,619,681
A Shares	2,308,327	1,810,368	27,284,227	—	3,594,134
C Shares	1,310,345	—	—	—	4,300,512
R Shares	—	—	39,541,003	—	—
IS Shares	—	—	101,021,651	32,657,159	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	5,242,222	2,688,568	75,929,656	136,337,553	1,585,214
A Shares	232,008	182,323	2,533,359	—	323,941
C Shares	131,762	—	—	—	386,937
R Shares	—	—	3,794,921	—	—
IS Shares	—	—	9,695,685	3,252,261	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.92	$9.93	$10.42	$10.03	$11.12
A Shares	9.95	9.93	10.77	—	11.10
C Shares(a)	9.94	—	—	—	11.11
R Shares	—	—	10.42	—	—
IS Shares	—	—	10.42	10.04	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$10.21	$10.18	$11.31	$—	$11.38
Maximum Sales Charge — A Shares	2.50%	2.50%	4.75%	—	2.50%

* Investments include securities on loan of $—, $—, $5,073,159, $— and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2017

	Seix Ultra- Short Bond Fund	Seix Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$87,125,193	$49,113,282

Total Investments, at Value	$87,276,922	$50,684,343
Cash	2,000	—
Interest Receivable	298,590	640,581
Receivable for Capital Shares Issued	2,375	216
Receivable from Investment Adviser	—	480
Prepaid Expenses and Other Assets	12,635	5,928

Total Assets	87,592,522	51,331,548

Liabilities:
Payable for Investment Securities Purchased on a When-issued Basis	—	1,515,326
Payable for Capital Shares Redeemed	188,570	112,913
Income Distributions Payable	10,060	77,493
Investment Advisory Fees Payable	20,496	21,009
Compliance and Fund Services Fees Payable	1,125	612
Payable for Variation Margin on Futures Contracts	7,891	—
Distribution and Service Fees Payable	—	453
Trustee Fees Payable	54	30
Other Accrued Expenses	20,099	10,872

Total Liabilities	248,295	1,738,708

Total Net Assets	$87,344,227	$49,592,840

Net Assets Consist of:
Capital	$89,159,626	$47,997,389
Accumulated Net Investment Income (Loss)	(1,953)	18,991
Accumulated Net Realized Gain (Loss) from Investments and Futures	(1,952,135)	5,399
Net Unrealized Appreciation on Investments and Futures	138,689	1,571,061

Net Assets	$87,344,227	$49,592,840

Net Assets:
I Shares	$87,344,227	$45,969,150
A Shares	—	3,623,690
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	8,772,190	4,812,704
A Shares	—	379,475
Net Asset Value and Redemption Price Per Share:
I Shares	$9.96	$9.55
A Shares	—	9.55
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) adjusted to the nearest cent):
A Shares	$—	$10.03
Maximum Sales Charge — A Shares	—	4.75%

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix Georgia Tax-Exempt Bond Fund	Seix High Grade Municipal Bond Fund
Investment Income:
Interest Income	$5,053,736	$711,665	$256,394,283	$3,592,550	$2,951,315
Dividend Income	—	—	1,102,867	—	—
Net Income from Securities Lending	35,116	4,629	—	—	—

Total Investment Income	5,088,852	716,294	257,497,150	3,592,550	2,951,315

Expenses:
Investment Advisory Fees	611,681	77,773	19,502,286	543,382	531,149
Administration Fees	24,270	1,929	470,239	10,780	10,537
Fund Accounting Fees	30,595	2,399	565,248	13,564	13,206
Transfer Agency Fees	53,601	13,597	1,756,484	19,435	30,548
Compliance & Fund Services Fees	13,857	1,084	273,234	6,160	6,081
Distribution and Service Fees — A Shares	25,546	1,667	444,271	5,417	20,601
Distribution and Service Fees — C Shares	—	79,762	553,515	—	—
Distribution and Service Fees — R Shares	16,867	—	—	—	—
Shareholder Servicing Fees — I Shares	323,676	12,564	3,553,212	108,909	73,970
Shareholder Servicing Fees — A Shares	3,637	160	177,927	409	3,069
Shareholder Servicing Fees — R Shares	1,783	—	—	—	—
Custodian Fees	7,096	6,857	768,702	6,133	8,160
Printing Fees	14,753	2,177	346,172	4,271	6,193
Registration Fees	58,973	40,912	66,378	13,980	32,718
Trustee Fees	14,234	1,108	267,989	6,291	6,279
Professional Fees	11,725	1,122	257,040	5,279	5,127
Other Fees	25,378	10,273	358,720	13,776	14,382

Total Expenses	1,237,672	253,384	29,361,417	757,786	762,020
Recoupment of Prior Reimbursement	42	—	122	—	476
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(40,902)	—	(47,286)	(49,128)

Net Expenses	1,237,714	212,482	29,361,539	710,500	713,368

Net Investment Income	3,851,138	503,812	228,135,611	2,882,050	2,237,947

Net Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investments, Unfunded Commitments and Foreign Currency Transactions	1,154,181	492,725	(77,680,897)	1,101,405	952,328
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Unfunded Commitments and Foreign Currencies	(1,910,534)	61,134	292,073,526	(4,501,624)	(3,081,746)

Net Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments and Foreign Currencies	(756,353)	553,859	214,392,629	(3,400,219)	(2,129,418)

Change in Net Assets from Operations	$3,094,785	$1,057,671	$442,528,240	$(518,169)	$108,529

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Limited Duration Fund		Seix North Carolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$40,666,436	$34,573,648	$18,338,059	$68,399		$834,186
Dividend Income	384,196	—	—	—		1,769
Net Income from Securities Lending	381,897	217,620	—	—		—

Total Investment Income	41,432,529	34,791,268	18,338,059	68,399		835,955

Expenses:
Investment Advisory Fees	3,251,539	2,475,941	3,074,220	6,687		146,069
Administration Fees	59,127	54,843	61,585	663		2,898
Fund Accounting Fees	72,752	67,489	77,510	831		3,706
Transfer Agency Fees	131,297	126,494	145,061	950		10,209
Compliance & Fund Services Fees	32,387	30,846	35,367	378		1,597
Distribution and Service Fees — A Shares	155,257	13,861	67,889	—		3,054
Distribution and Service Fees — R Shares	74,853	1,367	—	—		—
Shareholder Servicing Fees — I Shares	846,494	551,624	711,816	—		20,748
Shareholder Servicing Fees — A Shares	48,105	1,687	8,808	—		103
Shareholder Servicing Fees — R Shares	11,717	5	—	—		—
Custodian Fees	19,549	14,505	13,977	4,905	(a)	4,723
Printing Fees	77,424	35,974	28,668	772		1,496
Registration Fees	61,850	60,123	34,550	7,595		11,527
Trustee Fees	34,406	32,016	36,524	384		1,690
Professional Fees	30,841	28,063	30,165	336		1,443
Tax Fees	—	—	—	5,990		—
Miscellaneous Fees	—	—	—	719		—
Other Fees	50,425	47,606	47,015	301		8,496

Total Expenses	4,958,023	3,542,444	4,373,155	30,511		217,759
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(20,361)	—	(291,442)	(7,891)		(26,028)

Net Expenses	4,937,662	3,542,444	4,081,713	22,620		191,731

Net Investment Income	36,494,867	31,248,824	14,256,346	45,779		644,224

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	(7,973,253)	(427,708)	924,917	8,944		325,019
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	59,806,633	37,923,724	(18,455,462)	1,542		(1,112,107)

Net Realized and Unrealized Gain (Loss) on Investments	51,833,380	37,496,016	(17,530,545)	10,486		(787,088)

Change in Net Assets from Operations	$88,328,247	$68,744,840	$(3,274,199)	$56,265		$(142,864)

(a)	Includes a non-recurring refund for overbilling of prior years’.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Investment Income:
Interest Income	$737,660	$413,792	$25,481,150	$17,078,485	$454,355
Net Income from Securities Lending	—	—	298,465	—	—

Total Investment Income	737,660	413,792	25,779,615	17,078,485	454,355

Expenses:
Investment Advisory Fees	215,396	117,677	2,443,768	2,859,419	134,253
Administration Fees	5,342	3,335	99,557	149,311	3,329
Fund Accounting Fees	6,710	4,173	124,795	181,815	4,254
Transfer Agency Fees	8,685	12,786	89,462	179,508	22,701
Compliance & Fund Services Fees	3,013	1,966	57,189	86,219	1,895
Distribution and Service Fees — A Shares	4,202	6,391	78,296	—	12,999
Distribution and Service Fees — C Shares	16,014	—	—	—	48,902
Distribution and Service Fees — R Shares	—	—	232,457	—	—
Shareholder Servicing Fees — I Shares	59,382	28,192	1,204,869	2,351,981	33,863
Shareholder Servicing Fees — A Shares	749	986	41,198	—	4,996
Shareholder Servicing Fees — R Shares	—	—	115,398	—	—
Custodian Fees	5,654	6,976	33,752	18,258	9,183
Printing Fees	3,393	—	81,371	112,811	3,336
Registration Fees	41,901	31,139	56,376	34,903	42,753
Trustee Fees	3,094	1,991	58,855	87,064	1,982
Professional Fees	2,720	1,561	50,216	75,743	1,537
Other Fees	10,450	9,354	75,318	105,806	11,804

Total Expenses	386,705	226,527	4,842,877	6,242,838	337,787
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(48,049)	(57,092)	—	—	(43,772)

Net Expenses	338,656	169,435	4,842,877	6,242,838	294,015

Net Investment Income	399,004	244,357	20,936,738	10,835,647	160,340

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investments and Foreign Currency Transactions	(32,738)	32,037	4,586,392	9,086,927	389,589
Futures Contracts	—	—	—	1,242,812	—
Swap Contracts	—	—	(6,196,962)	—	—
Forward Foreign Currency Contracts	—	—	852,628	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	(244,199)	(148,818)	(5,665,835)	(6,947,410)	(560,037)
Futures Contracts	—	—	—	(42,548)	—
Swap Contracts	—	—	13,249	—	—
Forward Foreign Currency Contracts	—	—	52,694	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	(276,937)	(116,781)	(6,357,834)	3,339,781	(170,448)

Change in Net Assets from Operations	$122,067	$127,576	$14,578,904	$14,175,428	$(10,108)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Fiscal Year Ended March 31, 2017

	Seix Ultra-Short Bond Fund	Seix Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$1,482,478	$1,957,489
Dividend Income	—	1,510

Total Investment Income	1,482,478	1,958,999

Expenses:
Investment Advisory Fees	224,130	319,847
Administration Fees	10,109	6,345
Fund Accounting Fees	12,996	7,870
Transfer Agency Fees	37,996	16,003
Compliance & Fund Services Fees	5,273	3,660
Distribution and Service Fees — A Shares	—	6,151
Shareholder Servicing Fees — I Shares	59,958	48,131
Shareholder Servicing Fees — A Shares	—	511
Custodian Fees	10,518	5,669
Printing Fees	6,780	2,727
Registration Fees	20,757	18,483
Trustee Fees	5,750	3,762
Professional Fees	5,405	3,038
Other Fees	12,212	11,250

Total Expenses	411,884	453,447
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	(32,565)

Net Expenses	411,884	420,882

Net Investment Income	1,070,594	1,538,117

Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net Realized Gain from:
Investment Transactions	282,215	437,460
Futures Contracts	95,342	—
Net Change in Unrealized Depreciation on:
Investments	(9,488)	(2,098,807)
Futures Contracts	(4,671)	—

Net Realized and Unrealized Gain (Loss) on Investments and Futures	363,398	(1,661,347)

Change in Net Assets from Operations	$1,433,992	$(123,230)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Core Bond Fund		Seix Corporate Bond Fund		Seix Floating Rate High Income Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$3,851,138	$4,559,362	$503,812	$558,071	$228,135,611	$270,641,643
Net Realized Gain (Loss)	1,154,181	2,205,179	492,725	(322,983)	(77,680,897)	(165,631,300)
Net Change in Unrealized Appreciation (Depreciation)	(1,910,534)	(2,686,468)	61,134	(719,668)	292,073,526	(230,916,711)

Change in Net Assets from Operations	3,094,785	4,078,073	1,057,671	(484,580)	442,528,240	(125,906,368)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(4,356,627)	(4,785,178)	(326,605)	(354,519)	(158,634,322)	(206,044,061)
A Shares	(179,400)	(165,495)	(15,305)	(15,352)	(6,541,229)	(6,594,772)
C Shares	—	—	(161,930)	(159,856)	(2,131,510)	(2,272,834)
R Shares	(50,106)	(54,464)	—	—	—	—
IS Shares*	(19,004)	(272)	—	—	(56,471,002)	(52,282,087)
Tax Return of Capital:
I Shares	—	—	—	(15,032)	—	—
A Shares	—	—	—	(698)	—	—
C Shares	—	—	—	(9,948)	—	—
Net Realized Gains:
I Shares	(4,194,889)	(1,672,598)	(91,294)	(208,083)	—	—
A Shares	(194,403)	(65,096)	(5,365)	(10,866)	—	—
C Shares	—	—	(69,578)	(193,921)	—	—
R Shares	(64,394)	(28,138)	—	—	—	—
IS Shares*	(23,253)	(54)	—	—	—	—

Total Dividends and Distributions	(9,082,076)	(6,771,295)	(670,077)	(968,275)	(223,778,063)	(267,193,754)

Change in Net Assets from Capital Transactions	(48,714,298)	69,050,058	2,674,088	(15,267,803)	1,374,198,658	(1,513,564,786)

Change in Net Assets	(54,701,589)	66,356,836	3,061,682	(16,720,658)	1,592,948,835	(1,906,664,908)

Net Assets:
Beginning of Year	269,162,855	202,806,019	17,548,310	34,268,968	4,366,740,885	6,273,405,793

End of Year	$214,461,266	$269,162,855	$20,609,992	$17,548,310	$5,959,689,720	$4,366,740,885

Accumulated Net Investment Income (Loss), End of Year	$(328,589)	$(328,472)	$(39,559)	$(39,531)	$1,482,689	$4,095,610

*	IS Shares commenced operations on August 3, 2015 for Seix Core Bond Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Georgia Tax-Exempt Bond Fund		Seix High Grade Municipal Bond Fund		Seix High Income Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$2,882,050	$3,197,473	$2,237,947	$2,517,843	$36,494,867	$47,032,426
Net Realized Gain (Loss)	1,101,405	1,669,446	952,328	1,682,084	(7,973,253)	(58,073,794)
Net Change in Unrealized Appreciation (Depreciation)	(4,501,624)	(736,695)	(3,081,746)	196,585	59,806,633	(38,219,968)

Change in Net Assets from Operations	(518,169)	4,130,224	108,529	4,396,512	88,328,247	(49,261,336)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(2,789,673)	(3,111,493)	(1,965,284)	(2,217,002)	(31,378,042)	(42,544,235)
A Shares	(92,375)	(85,979)	(272,649)	(300,812)	(3,042,304)	(3,358,446)
C Shares	—	—	—	—	—	—
R Shares	—	—	—	—	(852,344)	(1,038,413)
IS Shares	—	—	—	—	(997,452)	(286,022)
Net Realized Gains:
I Shares	(1,369,638)	—	(3,129,133)	(990,891)	—	—
A Shares	(47,774)	—	(479,810)	(140,501)	—	—

Total Dividends and Distributions	(4,299,460)	(3,197,472)	(5,846,876)	(3,649,206)	(36,270,142)	(47,227,116)

Change in Net Assets from Capital Transactions	(11,207,575)	(25,139,236)	(17,056,290)	792,328	(119,121,100)	(140,908,042)

Change in Net Assets	(16,025,204)	(24,206,484)	(22,794,637)	1,539,634	(67,062,995)	(237,396,494)

Net Assets:
Beginning of Year	111,311,882	135,518,366	113,799,138	112,259,504	605,918,197	843,314,691

End of Year	$95,286,678	$111,311,882	$91,004,501	$113,799,138	$538,855,202	$605,918,197

Accumulated Net Investment Income (Loss), End of Year	$190,464	$190,525	$(7,091)	$(7,042)	$(413,377)	$(411,451)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix High Yield Fund		Seix Investment Grade Tax-Exempt Bond Fund		Seix Limited Duration Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$31,248,824	$36,691,076	$14,256,346	$15,143,860	$45,779	$19,390
Net Realized Gain (Loss)	(427,708)	(43,330,132)	924,917	5,969,610	8,944	(658)
Net Change in Unrealized Appreciation (Depreciation)	37,923,724	(32,060,695)	(18,455,462)	(2,477,315)	1,542	(2,502)

Change in Net Assets from Operations	68,744,840	(38,699,751)	(3,274,199)	18,636,155	56,265	16,230

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(29,771,414)	(36,915,937)	(13,768,445)	(14,552,251)	(43,695)	(17,332)
A Shares	(303,419)	(432,905)	(487,891)	(591,504)	—	—
R Shares	(14,449)	(34,562)	—	—	—	—
IS Shares*	(960,427)	—	—	—	—	—
Net Realized Gains:
I Shares	—	—	(12,950,128)	(7,129,553)	—	—
A Shares	—	—	(492,260)	(294,359)	—	—

Total Dividends and Distributions	(31,049,709)	(37,383,404)	(27,698,724)	(22,567,667)	(43,695)	(17,332)

Change in Net Assets from Capital Transactions	(36,818,019)	(96,627,566)	(83,257,726)	(29,063,575)	—	—

Change in Net Assets	877,112	(172,710,721)	(114,230,649)	(32,995,087)	12,570	(1,102)

Net Assets:
Beginning of Year	531,242,076	703,952,797	654,295,673	687,290,760	6,648,566	6,649,668

End of Year	$532,119,188	$531,242,076	$540,065,024	$654,295,673	$6,661,136	$6,648,566

Accumulated Net Investment Income (Loss), End of Year	$(1,080,429)	$(1,279,544)	$(228,988)	$(228,333)	$(774)	$(772)

* IS Shares commenced operations on August 1, 2016 for Seix High Yield Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix North Carolina Tax-Exempt Bond Fund		Seix Short-Term Bond Fund		Seix Short-Term Municipal Bond Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$644,224	$770,051	$399,004	$298,032	$244,357	$166,035
Net Realized Gain (Loss)	325,019	555,848	(32,738)	38,645	32,037	130
Net Change in Unrealized Appreciation (Depreciation)	(1,112,107)	(368,882)	(244,199)	40,850	(148,818)	20,433

Change in Net Assets from Operations	(142,864)	957,017	122,067	377,527	127,576	186,598

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(603,099)	(757,161)	(417,866)	(339,902)	(221,552)	(153,305)
A Shares	(41,126)	(12,890)	(13,419)	(10,552)	(22,800)	(12,722)
C Shares	—	—	(441)	—	—	—
Net Realized Gains:
I Shares	(601,845)	(159,925)	—	—	(38,814)	(72,254)
A Shares	(55,483)	(2,916)	—	—	(2,551)	(13,070)

Total Dividends and Distributions	(1,301,553)	(932,892)	(431,726)	(350,454)	(285,717)	(251,351)

Change in Net Assets from Capital Transactions	(3,640,497)	(8,940,946)	2,358,004	(1,168,383)	(10,860,150)	(2,929,472)

Change in Net Assets	(5,084,914)	(8,916,821)	2,048,345	(1,141,310)	(11,018,291)	(2,994,225)

Net Assets:
Beginning of Year	29,068,131	37,984,952	53,594,118	54,735,428	39,538,733	42,532,958

End of Year	$23,983,217	$29,068,131	$55,642,463	$53,594,118	$28,520,442	$39,538,733

Accumulated Net Investment Loss, End of Year	$(46,482)	$(57,474)	$(2,593)	$(2,124)	$(1,434)	$(1,437)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Total Return Bond Fund		Seix U.S. Government Securities Ultra- Short Bond Fund		Seix U.S. Mortgage Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$20,936,738	$20,357,092	$10,835,647	$9,110,055	$160,340	$214,939
Net Realized Gain (Loss)	(757,942)	7,591,506	10,329,739	(565,911)	389,589	255,310
Net Change in Unrealized Appreciation (Depreciation)	(5,599,892)	(14,342,369)	(6,989,958)	(10,067,510)	(560,037)	181,370

Change in Net Assets from Operations	14,578,904	13,606,229	14,175,428	(1,523,366)	(10,108)	651,619

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(18,604,588)	(19,336,958)	(14,554,664)	(12,422,092)	(391,273)	(291,602)
A Shares	(603,387)	(635,699)	—	—	(100,344)	(89,133)
C Shares	—	—	—	—	(40,493)	(39,997)
R Shares	(723,083)	(769,627)	—	—	—	—
IS Shares*	(1,825,589)	(1,476,134)	(71,161)	—	—	—
Net Realized Gains:
I Shares	(12,508,663)	(1,023,082)	—	—	(63,289)	—
A Shares	(428,975)	(34,543)	—	—	(23,506)	—
C Shares	—	—	—	—	(15,024)	—
R Shares	(705,156)	(55,720)	—	—	—	—
IS Shares	(1,678,943)	(72,019)	—	—	—	—

Total Dividends and Distributions	(37,078,384)	(23,403,782)	(14,625,825)	(12,422,092)	(633,929)	(420,732)

Change in Net Assets from Capital Transactions	(128,716,363)	(31,719,301)	(157,549,463)	(94,042,939)	(10,947,159)	24,033,593

Change in Net Assets	(151,215,843)	(41,516,854)	(157,999,860)	(107,988,397)	(11,591,196)	24,264,480

Net Assets:
Beginning of Year	1,110,059,588	1,151,576,442	1,557,899,260	1,665,887,657	37,105,523	12,841,043

End of Year	$958,843,745	$1,110,059,588	$1,399,899,400	$1,557,899,260	$25,514,327	$37,105,523

Accumulated Net Investment Loss, End of Year	$(1,594,575)	$(2,006,504)	$(2,436)	$(2,617)	$(15,738)	$(15,736)

*	IS Shares commenced operations on August 1, 2016 for Seix U.S. Government Securities Ultra-Short Bond Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Fiscal Years Indicated

	Seix Ultra-Short Bond Fund		Seix Virginia Intermediate Municipal Bond Fund
	04/01/16- 03/31/17	04/01/15- 03/31/16	04/01/16- 03/31/17	04/01/15- 03/31/16
Operations:
Net Investment Income	$1,070,594	$871,064	$1,538,117	$2,408,083
Net Realized Gain (Loss)	377,557	(240,620)	437,460	2,374,971
Net Change in Unrealized Appreciation (Depreciation)	(14,159)	(225,271)	(2,098,807)	(1,983,765)

Change in Net Assets from Operations	1,433,992	405,173	(123,230)	2,799,289

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,125,578)	(924,985)	(1,444,472)	(2,299,604)
A Shares	—	—	(93,644)	(108,482)
Net Realized Gains:
I Shares	—	—	(1,669,221)	(1,946,468)
A Shares	—	—	(110,062)	(115,930)

Total Dividends and Distributions	(1,125,578)	(924,985)	(3,317,399)	(4,470,484)

Change in Net Assets from Capital Transactions	(17,914,481)	(37,209,500)	(15,984,164)	(53,566,152)

Change in Net Assets	(17,606,067)	(37,729,312)	(19,424,793)	(55,237,347)

Net Assets:
Beginning of Year	104,950,294	142,679,606	69,017,633	124,254,980

End of Year	$87,344,227	$104,950,294	$49,592,840	$69,017,633

Accumulated Net Investment Income (Loss), End of Year	$(1,953)	$(2,389)	$18,991	$19,172

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Core Bond Fund
I Shares
Year Ended March 31, 2017	$10.86	$0.17	$(0.04)	$0.13	$(0.21)	$—	$(0.21)	$(0.42)	$10.57	$199,622	1.15%	0.49%	0.49%	1.58%	210%
Year Ended March 31, 2016	11.04	0.20	(0.08)	0.12	(0.21)	—	(0.09)	(0.30)	10.86	255,522	1.18	0.48	0.48	1.82	232
Year Ended March 31, 2015	10.65	0.21	0.40	0.61	(0.22)	—	—	(0.22)	11.04	191,905	5.80	0.45	0.45	1.90	168
Year Ended March 31, 2014	11.16	0.18	(0.23)	(0.05)	(0.22)	—	(0.24)	(0.46)	10.65	200,371	(0.38)	0.42	0.42	1.67	208
Year Ended March 31, 2013	11.10	0.15	0.24	0.39	(0.20)	—	(0.13)	(0.33)	11.16	370,455	3.53	0.38	0.38	1.33	151
A Shares
Year Ended March 31, 2017	10.86	0.16	(0.06)	0.10	(0.19)	—	(0.21)	(0.40)	10.56	10,363	0.90 (g)	0.64	0.64	1.45	210
Year Ended March 31, 2016	11.04	0.18	(0.07)	0.11	(0.20)	—	(0.09)	(0.29)	10.86	10,170	1.01	0.65	0.65	1.65	232
Year Ended March 31, 2015	10.65	0.18	0.41	0.59	(0.20)	—	—	(0.20)	11.04	7,411	5.58	0.67	0.67	1.70	168
Year Ended March 31, 2014	11.16	0.15	(0.23)	(0.08)	(0.19)	—	(0.24)	(0.43)	10.65	9,848	(0.66)	0.71	0.71	1.38	208
Year Ended March 31, 2013	11.10	0.11	0.24	0.35	(0.16)	—	(0.13)	(0.29)	11.16	20,687	3.20	0.70	0.69	1.02	151
R Shares
Year Ended March 31, 2017	10.87	0.13	(0.05)	0.08	(0.16)	—	(0.21)	(0.37)	10.58	3,124	0.73	0.91	0.91	1.18	210
Year Ended March 31, 2016	11.05	0.15	(0.07)	0.08	(0.17)	—	(0.09)	(0.26)	10.87	3,448	0.78	0.88	0.88	1.41	232
Year Ended March 31, 2015	10.66	0.16	0.41	0.57	(0.18)	—	—	(0.18)	11.05	3,490	5.37	0.85	0.85	1.51	168
Year Ended March 31, 2014	11.17	0.14	(0.24)	(0.10)	(0.17)	—	(0.24)	(0.41)	10.66	4,115	(0.80)	0.85	0.85	1.29	208
Year Ended March 31, 2013	11.10	0.10	0.24	0.34	(0.14)	—	(0.13)	(0.27)	11.17	5,135	3.15	0.84	0.84	0.87	151
IS Shares
Year Ended March 31, 2017	10.86	0.19	(0.05)	0.14	(0.22)	—	(0.21)	(0.43)	10.57	1,352	1.29	0.35	0.35	1.78	210
Period Ended March 31, 2016(e)	10.77	0.14	0.13	0.27	(0.15)	—	(0.03)	(0.18)	10.86	22	2.51	0.34	0.34	2.00	232

Seix Corporate Bond Fund
I Shares
Year Ended March 31, 2017	8.46	0.26	0.27	0.53	(0.26)	—	(0.08)	(0.34)	8.65	12,651	6.29	0.70	0.93	2.99	182
Year Ended March 31, 2016	8.95	0.25	(0.29)	(0.04)	(0.24)	(0.01)	(0.20)	(0.45)	8.46	8,943	(0.29)	0.70	0.83	2.86	84
Year Ended March 31, 2015	8.80	0.26	0.32	0.58	(0.26)	—	(0.17)	(0.43)	8.95	24,172	6.73	0.66	0.69	2.95	90
Year Ended March 31, 2014	9.30	0.28	(0.21)	0.07	(0.28)	—	(0.29)	(0.57)	8.80	28,017	0.91	0.63	0.64	3.18	143
Year Ended March 31, 2013	9.35	0.32	0.30	0.62	(0.32)	—	(0.35)	(0.67)	9.30	51,828	6.71	0.60	0.61	3.36	58
A Shares
Year Ended March 31, 2017	8.50	0.24	0.27	0.51	(0.24)	—	(0.08)	(0.32)	8.69	591	6.01	0.95	1.15	2.75	182
Year Ended March 31, 2016	8.99	0.23	(0.29)	(0.06)	(0.22)	(0.01)	(0.20)	(0.43)	8.50	500	(0.52)	0.95	1.11	2.68	84
Year Ended March 31, 2015	8.84	0.24	0.32	0.56	(0.24)	—	(0.17)	(0.41)	8.99	807	6.40	0.95	0.99	2.67	90
Year Ended March 31, 2014	9.35	0.25	(0.21)	0.04	(0.26)	—	(0.29)	(0.55)	8.84	783	0.52	0.92	0.93	2.76	143
Year Ended March 31, 2013	9.40	0.29	0.30	0.59	(0.29)	—	(0.35)	(0.64)	9.35	4,020	6.39	0.88	0.88	3.06	58
C Shares
Year Ended March 31, 2017	8.46	0.18	0.27	0.45	(0.18)	—	(0.08)	(0.26)	8.65	7,369	5.29	1.65	1.82	2.03	182
Year Ended March 31, 2016	8.95	0.17	(0.29)	(0.12)	(0.16)	(0.01)	(0.20)	(0.37)	8.46	8,105	(1.22)	1.65	1.80	2.01	84
Year Ended March 31, 2015	8.80	0.18	0.32	0.50	(0.18)	—	(0.17)	(0.35)	8.95	9,289	5.69	1.64	1.67	1.97	90
Year Ended March 31, 2014	9.30	0.19	(0.21)	(0.02)	(0.19)	—	(0.29)	(0.48)	8.80	10,385	(0.07)	1.62	1.63	2.18	143
Year Ended March 31, 2013	9.35	0.23	0.30	0.53	(0.23)	—	(0.35)	(0.58)	9.30	15,558	5.67	1.57	1.58	2.39	58

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2017	$8.33	$0.41	$0.42	$0.83	$(0.41)	$—	$—	$(0.41)	$8.75	$4,459,175	10.13%	0.63%	0.63%	4.80%	79%
Year Ended March 31, 2016	8.86	0.40	(0.53)	(0.13)	(0.40)	—	—	(0.40)	8.33	3,040,875	(1.50)	0.62	0.62	4.69	33
Year Ended March 31, 2015	9.06	0.39	(0.20)	0.19	(0.39)	—	—	(0.39)	8.86	6,048,771	2.17	0.61	0.61	4.34	29
Year Ended March 31, 2014	9.06	0.38	(0.01)	0.37	(0.37)	—	—	(0.37)	9.06	8,965,312	4.16	0.60	0.60	4.13	47
Year Ended March 31, 2013	8.83	0.46	0.20	0.66	(0.43)	—	—	(0.43)	9.06	5,780,847	7.67	0.60	0.60	5.13	70
A Shares
Year Ended March 31, 2017	8.33	0.39	0.41	0.80	(0.38)	—	—	(0.38)	8.75	135,833	9.78	0.94	0.94	4.51	79
Year Ended March 31, 2016	8.86	0.38	(0.54)	(0.16)	(0.37)	—	—	(0.37)	8.33	143,325	(1.79)	0.92	0.92	4.42	33
Year Ended March 31, 2015	9.06	0.36	(0.19)	0.17	(0.37)	—	—	(0.37)	8.86	147,560	1.88	0.91	0.91	4.06	29
Year Ended March 31, 2014	9.06	0.35	(0.01)	0.34	(0.34)	—	—	(0.34)	9.06	212,336	3.86	0.89	0.89	3.82	47
Year Ended March 31, 2013	8.83	0.43	0.21	0.64	(0.41)	—	—	(0.41)	9.06	99,040	7.39	0.85	0.85	4.85	70
C Shares
Year Ended March 31, 2017	8.33	0.34	0.42	0.76	(0.33)	—	—	(0.33)	8.76	56,981	9.28	1.52	1.52	3.94	79
Year Ended March 31, 2016	8.86	0.33	(0.54)	(0.21)	(0.32)	—	—	(0.32)	8.33	55,203	(2.37)	1.51	1.51	3.82	33
Year Ended March 31, 2015	9.07	0.31	(0.21)	0.10	(0.31)	—	—	(0.31)	8.86	64,445	1.16	1.50	1.50	3.46	29
Year Ended March 31, 2014	9.06	0.29	0.01	0.30	(0.29)	—	—	(0.29)	9.07	83,149	3.33	1.51	1.51	3.21	47
Year Ended March 31, 2013	8.83	0.38	0.20	0.58	(0.35)	—	—	(0.35)	9.06	40,493	6.69	1.51	1.51	4.22	70
IS Shares
Year Ended March 31, 2017	8.33	0.43	0.42	0.85	(0.42)	—	—	(0.42)	8.76	1,307,701	10.37	0.52	0.52	4.94	79
Year Ended March 31, 2016	8.86	0.41	(0.53)	(0.12)	(0.41)	—	—	(0.41)	8.33	1,127,337	(1.39)	0.51	0.51	4.83	33
Period Ended March 31, 2015(f)	8.74	0.07	0.12	0.19	(0.07)	—	—	(0.07)	8.86	12,629	2.15	0.47	0.47	5.08	29

Seix Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2017	10.96	0.29	(0.34)	(0.05)	(0.29)	—	(0.14)	(0.43)	10.48	91,782	(0.47)	0.65	0.70	2.66	46
Year Ended March 31, 2016	10.86	0.27	0.10	0.37	(0.27)	—	—	(0.27)	10.96	107,691	3.50	0.65	0.68	2.52	41
Year Ended March 31, 2015	10.42	0.28	0.44	0.72	(0.28)	—	—	(0.28)	10.86	131,881	7.00	0.64	0.64	2.63	55
Year Ended March 31, 2014	10.78	0.31	(0.36)	(0.05)	(0.31)	—	—	(0.31)	10.42	120,835	(0.37)	0.57	0.57	3.01	67
Year Ended March 31, 2013	10.55	0.34	0.23	0.57	(0.34)	—	—	(0.34)	10.78	148,153	5.44	0.59	0.59	3.15	50
A Shares
Year Ended March 31, 2017	10.98	0.28	(0.35)	(0.07)	(0.28)	—	(0.14)	(0.42)	10.49	3,504	(0.66)	0.75	0.75	2.56	46
Year Ended March 31, 2016	10.88	0.26	0.10	0.36	(0.26)	—	—	(0.26)	10.98	3,621	3.40	0.75	0.75	2.43	41
Year Ended March 31, 2015	10.44	0.27	0.44	0.71	(0.27)	—	—	(0.27)	10.88	3,637	6.89	0.73	0.73	2.55	55
Year Ended March 31, 2014	10.80	0.30	(0.36)	(0.06)	(0.30)	—	—	(0.30)	10.44	4,139	(0.52)	0.72	0.72	2.87	67
Year Ended March 31, 2013	10.57	0.32	0.23	0.55	(0.32)	—	—	(0.32)	10.80	4,566	5.27	0.74	0.74	2.99	50

Seix High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2017	12.36	0.26	(0.23)	0.03	(0.26)	—	(0.45)	(0.71)	11.68	78,729	0.33	0.65	0.71	2.12	218
Year Ended March 31, 2016	12.29	0.27	0.19	0.46	(0.27)	—	(0.12)	(0.39)	12.36	99,803	3.85	0.65	0.69	2.21	171
Year Ended March 31, 2015	11.86	0.31	0.59	0.90	(0.31)	—	(0.16)	(0.47)	12.29	95,761	7.64	0.65	0.69	2.53	228
Year Ended March 31, 2014	12.10	0.34	(0.19)	0.15	(0.34)	—	(0.05)	(0.39)	11.86	47,737	1.40	0.65	0.68	2.90	227
Year Ended March 31, 2013	11.96	0.34	0.50	0.84	(0.34)	—	(0.36)	(0.70)	12.10	54,892	7.12	0.65	0.68	2.78	168

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Year Ended March 31, 2017	$12.36	$0.24	$(0.22)	$0.02	$(0.24)	$—	$(0.45)	$(0.69)	$11.69	$12,276	0.27%	0.80%	0.80%	1.99%	218%
Year Ended March 31, 2016	12.29	0.25	0.19	0.44	(0.25)	—	(0.12)	(0.37)	12.36	13,996	3.70	0.79	0.79	2.07	171
Year Ended March 31, 2015	11.86	0.29	0.59	0.88	(0.29)	—	(0.16)	(0.45)	12.29	16,499	7.48	0.80	0.80	2.38	228
Year Ended March 31, 2014	12.11	0.32	(0.20)	0.12	(0.32)	—	(0.05)	(0.37)	11.86	8,967	1.16	0.80	0.82	2.75	227
Year Ended March 31, 2013	11.97	0.32	0.50	0.82	(0.32)	—	(0.36)	(0.68)	12.11	11,363	6.97	0.80	0.83	2.63	168

Seix High Income Fund
I Shares
Year Ended March 31, 2017	5.92	0.39	0.54	0.93	(0.39)	—	—	(0.39)	6.46	456,928	15.95	0.80	0.81	6.15	95
Year Ended March 31, 2016	6.67	0.40	(0.75)	(0.35)	(0.40)	—	—	(0.40)	5.92	546,793	(5.31)	0.79	0.79	6.34	77
Year Ended March 31, 2015	7.26	0.40	(0.38)	0.02	(0.40)	—	(0.21)	(0.61)	6.67	753,851	0.47	0.77	0.77	5.63	86
Year Ended March 31, 2014	7.32	0.43	0.11	0.54	(0.44)	—	(0.16)	(0.60)	7.26	783,072	7.68	0.77	0.77	6.00	110
Year Ended March 31, 2013	6.89	0.45	0.43	0.88	(0.45)	—	—	(0.45)	7.32	784,870	13.17	0.74	0.75	6.33	118
A Shares
Year Ended March 31, 2017	5.92	0.38	0.53	0.91	(0.37)	—	—	(0.37)	6.46	63,104	15.69	1.04	1.04	5.92	95
Year Ended March 31, 2016	6.68	0.38	(0.75)	(0.37)	(0.39)	—	—	(0.39)	5.92	43,433	(5.68)	1.03	1.03	6.08	77
Year Ended March 31, 2015	7.27	0.38	(0.38)	—	(0.38)	—	(0.21)	(0.59)	6.68	65,121	0.26	0.99	0.99	5.34	86
Year Ended March 31, 2014	7.32	0.42	0.11	0.53	(0.42)	—	(0.16)	(0.58)	7.27	157,360	7.60 (g)	0.97	0.97	5.82	110
Year Ended March 31, 2013	6.90	0.43	0.42	0.85	(0.43)	—	—	(0.43)	7.32	119,006	12.72	0.99	0.99	6.09	118
R Shares
Year Ended March 31, 2017	5.92	0.36	0.54	0.90	(0.36)	—	—	(0.36)	6.46	14,699	15.47	1.22	1.22	5.73	95
Year Ended March 31, 2016	6.68	0.37	(0.76)	(0.39)	(0.37)	—	—	(0.37)	5.92	14,574	(5.87)	1.23	1.23	5.92	77
Year Ended March 31, 2015	7.27	0.37	(0.38)	(0.01)	(0.37)	—	(0.21)	(0.58)	6.68	20,887	0.05	1.21	1.21	5.20	86
Year Ended March 31, 2014	7.32	0.40	0.12	0.52	(0.41)	—	(0.16)	(0.57)	7.27	22,317	7.37	1.20	1.20	5.57	110
Year Ended March 31, 2013	6.89	0.41	0.43	0.84	(0.41)	—	—	(0.41)	7.32	23,956	12.61	1.23	1.23	5.85	118
IS Shares
Year Ended March 31, 2017	5.92	0.40	0.53	0.93	(0.40)	—	—	(0.40)	6.45	4,125	15.96	0.64	0.64	6.26	95
Year Ended March 31, 2016	6.68	0.40	(0.75)	(0.35)	(0.41)	—	—	(0.41)	5.92	1,117	(5.30)	0.63	0.63	6.27	77
Period Ended March 31, 2015(h)	7.22	0.28	(0.33)	(0.05)	(0.28)	—	(0.21)	(0.49)	6.68	3,455	(0.51)	0.63	0.63	5.99	86

Seix High Yield Fund
I Shares
Year Ended March 31, 2017	7.80	0.46	0.57	1.03	(0.46)	—	—	(0.46)	8.37	483,080	13.48	0.64	0.64	5.65	87
Year Ended March 31, 2016	8.73	0.47	(0.92)	(0.45)	(0.48)	—	—	(0.48)	7.80	523,206	(5.23)	0.61	0.61	5.71	76
Year Ended March 31, 2015	9.95	0.54	(0.43)	0.11	(0.54)	—	(0.79)	(1.33)	8.73	695,060	1.53	0.58	0.58	5.63	72
Year Ended March 31, 2014	10.26	0.58	0.06	0.64	(0.59)	—	(0.36)	(0.95)	9.95	1,211,146	6.65	0.55	0.55	5.79	89
Year Ended March 31, 2013	9.69	0.64	0.56	1.20	(0.63)	—	—	(0.63)	10.26	1,792,768	12.80	0.54	0.54	6.41	79
A Shares
Year Ended March 31, 2017	7.61	0.44	0.55	0.99	(0.44)	—	—	(0.44)	8.16	6,214	13.20	0.82	0.82	5.51	87
Year Ended March 31, 2016	8.51	0.44	(0.89)	(0.45)	(0.45)	—	—	(0.45)	7.61	7,463	(5.36)	0.84	0.84	5.48	76
Year Ended March 31, 2015	9.72	0.51	(0.43)	0.08	(0.50)	—	(0.79)	(1.29)	8.51	8,110	1.24	0.87	0.87	5.31	72
Year Ended March 31, 2014	10.03	0.55	0.05	0.60	(0.55)	—	(0.36)	(0.91)	9.72	69,921	6.39	0.81	0.81	5.57	89
Year Ended March 31, 2013	9.47	0.59	0.56	1.15	(0.59)	—	—	(0.59)	10.03	72,703	12.56	0.79	0.79	6.09	79

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)		Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
R Shares
Year Ended March 31, 2017	$7.80	$0.43	$0.56	$0.99	$(0.43)	$—	$—	$(0.43)	$8.36	$130	12.90%	1.04%		1.04%		5.32%	87%
Year Ended March 31, 2016	8.72	0.44	(0.91)	(0.47)	(0.45)	—	—	(0.45)	7.80	573	(5.52)	1.04		1.04		5.29	76
Year Ended March 31, 2015	9.94	0.49	(0.42)	0.07	(0.50)	—	(0.79)	(1.29)	8.72	782	1.05	1.04		1.04		5.18	72
Year Ended March 31, 2014	10.26	0.53	0.05	0.58	(0.54)	—	(0.36)	(0.90)	9.94	1,237	6.04	1.04		1.04		5.31	89
Year Ended March 31, 2013	9.68	0.59	0.57	1.16	(0.58)	—	—	(0.58)	10.26	2,385	12.36	1.03		1.03		5.92	79
IS Shares
Period Ended March 31, 2017(i)	8.17	0.33	0.18	0.51	(0.31)	—	—	(0.31)	8.37	42,695	6.34 (g)	0.54		0.54		5.86	87

Seix Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2017	12.22	0.28	(0.31)	(0.03)	(0.28)	—	(0.27)	(0.55)	11.64	519,784	(0.24)	0.65		0.70		2.30	138
Year Ended March 31, 2016	12.29	0.28	0.07	0.35	(0.28)	—	(0.14)	(0.42)	12.22	629,435	2.96	0.65		0.68		2.32	139
Year Ended March 31, 2015	12.13	0.31	0.32	0.63	(0.31)	—	(0.16)	(0.47)	12.29	657,851	5.25	0.65		0.68		2.53	144
Year Ended March 31, 2014	12.45	0.28	(0.23)	0.05	(0.28)	—	(0.09)	(0.37)	12.13	643,828	0.48	0.64		0.64		2.29	104
Year Ended March 31, 2013	12.49	0.25	0.35	0.60	(0.25)	—	(0.39)	(0.64)	12.45	982,171	4.87	0.62		0.63		1.98	151
A Shares
Year Ended March 31, 2017	12.24	0.26	(0.32)	(0.06)	(0.26)	—	(0.27)	(0.53)	11.65	20,281	(0.48)	0.80		0.92		2.16	138
Year Ended March 31, 2016	12.30	0.26	0.08	0.34	(0.26)	—	(0.14)	(0.40)	12.24	24,861	2.89	0.80		0.93		2.17	139
Year Ended March 31, 2015	12.14	0.29	0.32	0.61	(0.29)	—	(0.16)	(0.45)	12.30	29,439	5.09	0.80		0.91		2.37	144
Year Ended March 31, 2014	12.47	0.26	(0.24)	0.02	(0.26)	—	(0.09)	(0.35)	12.14	30,100	0.23	0.80		0.90		2.13	104
Year Ended March 31, 2013	12.50	0.23	0.36	0.59	(0.23)	—	(0.39)	(0.62)	12.47	36,958	4.75	0.82		0.87		1.78	151

Seix Limited Duration Fund
I Shares
Year Ended March 31, 2017	9.83	0.07	0.01	0.08	(0.06)	—	—	(0.06)	9.85	6,661	0.86	0.34	(k)	0.46	(k)	0.68	89
Year Ended March 31, 2016	9.83	0.03	— (j)	0.03	(0.03)	—	—	(0.03)	9.83	6,649	0.26	0.35		0.47		0.29	50
Year Ended March 31, 2015	9.83	0.02	— (j)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.18	0.34		0.46		0.21	45
Year Ended March 31, 2014	9.83	0.03	(0.01)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.21	0.32		0.43		0.27	104
Year Ended March 31, 2013	9.76	0.05	0.06	0.11	(0.04)	—	—	(0.04)	9.83	9,357	1.08	0.30		0.33		0.50	56

Seix North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2017	10.53	0.23	(0.29)	(0.06)	(0.23)	—	(0.22)	(0.45)	10.02	21,813	(0.53)	0.65		0.74		2.22	61
Year Ended March 31, 2016	10.49	0.24	0.11	0.35	(0.24)	—	(0.07)	(0.31)	10.53	28,576	3.39	0.65		0.73		2.31	42
Year Ended March 31, 2015	10.06	0.25	0.43	0.68	(0.25)	—	—	(0.25)	10.49	37,190	6.80	0.65		0.69		2.40	51
Year Ended March 31, 2014	10.68	0.26	(0.31)	(0.05)	(0.27)	—	(0.30)	(0.57)	10.06	37,311	(0.38)	0.61		0.61		2.59	77
Year Ended March 31, 2013	10.47	0.30	0.21	0.51	(0.30)	—	—	(0.30)	10.68	50,991	4.88	0.62		0.62		2.79	79
A Shares
Year Ended March 31, 2017	10.50	0.21	(0.28)	(0.07)	(0.21)	—	(0.22)	(0.43)	10.00	2,170	(0.59)	0.80		0.82		2.02	61
Year Ended March 31, 2016	10.46	0.22	0.12	0.34	(0.23)	—	(0.07)	(0.30)	10.50	492	3.23	0.80		0.81		2.15	42
Year Ended March 31, 2015	10.04	0.23	0.42	0.65	(0.23)	—	—	(0.23)	10.46	795	6.56	0.79		0.79		2.27	51
Year Ended March 31, 2014	10.65	0.25	(0.31)	(0.06)	(0.25)	—	(0.30)	(0.55)	10.04	861	(0.45)	0.77		0.77		2.44	77
Year Ended March 31, 2013	10.45	0.28	0.20	0.48	(0.28)	—	—	(0.28)	10.65	910	4.63	0.77		0.77		2.60	79

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Short-Term Bond Fund
I Shares
Year Ended March 31, 2017	$9.98	$0.08	$(0.06)	$0.02	$(0.08)	$—	$—	$(0.08)	$9.92	$52,024	0.23%		0.60%	0.69%	0.77%	129%
Year Ended March 31, 2016	9.98	0.06	0.01	0.07	(0.07)	—	—	(0.07)	9.98	49,749	0.68		0.60	0.68	0.58	87
Year Ended March 31, 2015	9.95	0.05	0.04	0.09	(0.06)	—	—	(0.06)	9.98	50,689	0.93		0.60	0.67	0.52	199
Year Ended March 31, 2014	10.00	0.12	(0.05)	0.07	(0.12)	—	—	(0.12)	9.95	38,400	0.75		0.58	0.58	1.22	79
Year Ended March 31, 2013	9.99	0.15	0.01	0.16	(0.15)	—	—	(0.15)	10.00	78,383	1.65		0.48	0.48	1.51	128
A Shares
Year Ended March 31, 2017	10.01	0.06	(0.06)	—	(0.06)	—	—	(0.06)	9.95	2,308	0.03		0.80	0.80	0.58	129
Year Ended March 31, 2016	10.00	0.04	0.02	0.06	(0.05)	—	—	(0.05)	10.01	2,104	0.58		0.80	0.81	0.38	87
Year Ended March 31, 2015	9.98	0.04	0.02	0.06	(0.04)	—	—	(0.04)	10.00	2,316	0.63		0.80	0.81	0.37	199
Year Ended March 31, 2014	10.03	0.10	(0.05)	0.05	(0.10)	—	—	(0.10)	9.98	2,748	0.54		0.78	0.80	1.00	79
Year Ended March 31, 2013	10.02	0.13	0.01	0.14	(0.13)	—	—	(0.13)	10.03	2,069	1.40		0.73	0.74	1.27	128
C Shares
Year Ended March 31, 2017	10.00	— (j)	(0.06)	(0.06)	—	—	—	—	9.94	1,310	(0.57	)(g)	1.40	1.57	(0.03)	129
Year Ended March 31, 2016	10.00	(0.01)	0.01	—	— (j)	—	—	— (j)	10.00	1,742	—		1.29	1.58	(0.10)	87
Year Ended March 31, 2015	9.97	(0.01)	0.04	0.03	— (j)	—	—	— (j)	10.00	1,730	0.31		1.22	1.58	(0.06)	199
Year Ended March 31, 2014	10.02	0.02	(0.04)	(0.02)	(0.03)	—	—	(0.03)	9.97	1,899	(0.24)		1.56	1.56	0.23	79
Year Ended March 31, 2013	10.01	0.05	0.01	0.06	(0.05)	—	—	(0.05)	10.02	2,425	0.65		1.48	1.48	0.52	128

Seix Short-Term Municipal Bond Fund
I Shares
Year Ended March 31, 2017	9.98	0.08	(0.04)	0.04	(0.08)	—	(0.01)	(0.09)	9.93	26,710	0.40		0.48	0.66	0.75	59
Year Ended March 31, 2016	10.00	0.04	— (j)	0.04	(0.04)	—	(0.02)	(0.06)	9.98	32,184	0.41		0.51	0.62	0.41	82
Year Ended March 31, 2015	9.99	0.04	0.08	0.12	(0.04)	—	(0.07)	(0.11)	10.00	38,669	1.21		0.55	0.62	0.42	148
Year Ended March 31, 2014	10.01	0.02	0.01	0.03	(0.02)	—	(0.03)	(0.05)	9.99	30,852	0.37		0.54	0.71	0.21	260
Year Ended March 31, 2013	10.73	0.05	0.27	0.32	(0.06)	—	(0.98)	(1.04)	10.01	11,121	3.01		0.58	0.91	0.52	199
A Shares
Year Ended March 31, 2017	9.98	0.05	(0.03)	0.02	(0.06)	—	(0.01)	(0.07)	9.93	1,810	0.26		0.65	0.74	0.54	59
Year Ended March 31, 2016	10.00	0.02	— (j)	0.02	(0.02)	—	(0.02)	(0.04)	9.98	7,354	0.23		0.67	0.72	0.24	82
Year Ended March 31, 2015	9.99	0.03	0.08	0.11	(0.03)	—	(0.07)	(0.10)	10.00	3,863	1.06		0.70	0.75	0.26	148
Year Ended March 31, 2014	10.01	0.01	0.01	0.02	(0.01)	—	(0.03)	(0.04)	9.99	5,900	0.25		0.65	0.82	0.10	260
Year Ended March 31, 2013	10.73	0.04	0.26	0.30	(0.04)	—	(0.98)	(1.02)	10.01	3,694	2.86		0.73	1.04	0.39	199

Seix Total Return Bond Fund
I Shares
Year Ended March 31, 2017	10.67	0.22	(0.07)	0.15	(0.23)	—	(0.17)	(0.40)	10.42	790,997	1.44	(g)	0.46	0.46	2.10	210
Year Ended March 31, 2016	10.75	0.19	(0.05)	0.14	(0.21)	—	(0.01)	(0.22)	10.67	971,159	1.35	(g)	0.45	0.45	1.82	181
Year Ended March 31, 2015	10.43	0.23	0.34	0.57	(0.25)	—	—	(0.25)	10.75	972,117	5.47		0.44	0.44	2.17	173
Year Ended March 31, 2014	10.79	0.22	(0.26)	(0.04)	(0.22)	—	(0.10)	(0.32)	10.43	1,022,101	(0.31)		0.41	0.41	2.12	217
Year Ended March 31, 2013	10.77	0.18	0.25	0.43	(0.21)	—	(0.20)	(0.41)	10.79	1,204,228	4.01		0.39	0.40	1.69	139
A Shares
Year Ended March 31, 2017	11.02	0.20	(0.06)	0.14	(0.22)	—	(0.17)	(0.39)	10.77	27,284	1.22		0.70	0.70	1.85	210
Year Ended March 31, 2016	11.11	0.17	(0.06)	0.11	(0.19)	—	(0.01)	(0.20)	11.02	32,366	1.02		0.71	0.71	1.55	181
Year Ended March 31, 2015	10.77	0.21	0.35	0.56	(0.22)	—	—	(0.22)	11.11	43,401	5.28		0.71	0.71	1.90	173
Year Ended March 31, 2014	11.15	0.20	(0.28)	(0.08)	(0.20)	—	(0.10)	(0.30)	10.77	41,134	(0.70)		0.70	0.70	1.82	217
Year Ended March 31, 2013	11.12	0.16	0.25	0.41	(0.18)	—	(0.20)	(0.38)	11.15	50,279	3.76		0.66	0.68	1.42	139

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)		Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
R Shares
Year Ended March 31, 2017	$10.67	$0.16	$(0.07)	$0.09	$(0.17)	$—	$(0.17)	$(0.34)	$10.42	$39,541	0.83%		1.06%	1.06%	1.48%	210%
Year Ended March 31, 2016	10.75	0.13	(0.05)	0.08	(0.15)	—	(0.01)	(0.16)	10.67	50,402	0.74		1.06	1.06	1.21	181
Year Ended March 31, 2015	10.43	0.17	0.33	0.50	(0.18)	—	—	(0.18)	10.75	64,539	4.83		1.05	1.06	1.56	173
Year Ended March 31, 2014	10.80	0.16	(0.27)	(0.11)	(0.16)	—	(0.10)	(0.26)	10.43	72,556	(1.02)		1.03	1.07	1.52	217
Year Ended March 31, 2013	10.78	0.12	0.25	0.37	(0.15)	—	(0.20)	(0.35)	10.80	72,697	3.34		0.96	1.05	1.11	139
IS Shares
Year Ended March 31, 2017	10.67	0.25	(0.08)	0.17	(0.25)	—	(0.17)	(0.42)	10.42	101,022	1.58		0.31	0.31	2.40	210
Year Ended March 31, 2016	10.75	0.21	(0.06)	0.15	(0.22)	—	(0.01)	(0.23)	10.67	56,133	1.49		0.31	0.31	1.95	181
Period Ended March 31, 2015(h)	10.56	0.16	0.20	0.36	(0.17)	—	—	(0.17)	10.75	71,520	3.39		0.31	0.31	2.20	173

Seix U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2017	10.03	0.07	0.03	0.10	(0.10)	—	—	(0.10)	10.03	1,367,242	0.98		0.42	0.42	0.72	77
Year Ended March 31, 2016	10.12	0.06	(0.07)	(0.01)	(0.08)	—	—	(0.08)	10.03	1,557,899	(0.11)		0.41	0.41	0.57	52
Year Ended March 31, 2015	10.12	0.06	0.02	0.08	(0.08)	—	—	(0.08)	10.12	1,665,888	0.77		0.39	0.39	0.55	34
Year Ended March 31, 2014	10.17	0.03	(0.02)	0.01	(0.06)	—	—	(0.06)	10.12	1,993,215	0.13		0.38	0.38	0.31	36
Year Ended March 31, 2013	10.14	0.03	0.08	0.11	(0.08)	—	—	(0.08)	10.17	2,331,913	1.10		0.36	0.36	0.29	137
IS Shares(i)
Period Ended March 31, 2017	10.04	0.08	—	0.08	(0.08)	—	—	(0.08)	10.04	32,657	0.77	(g)	0.26	0.26	1.12	77

Seix U.S. Mortgage Fund
I Shares
Year Ended March 31, 2017	11.33	0.07	(0.04)	0.03	(0.20)	—	(0.04)	(0.24)	11.12	17,620	0.24	(g)	0.70	0.86	0.66	118
Year Ended March 31, 2016	11.32	0.12	0.09	0.21	(0.20)	—	—	(0.20)	11.33	25,068	1.84		0.70	0.86	1.03	223
Year Ended March 31, 2015	10.90	0.19	0.48	0.67	(0.25)	—	—	(0.25)	11.32	3,650	6.16		0.69	1.26	1.75	165
Year Ended March 31, 2014	11.16	0.12	(0.16)	(0.04)	(0.22)	—	—	(0.22)	10.90	3,692	(0.38)		0.66	1.10	1.08	236
Year Ended March 31, 2013	11.09	0.04	0.21	0.25	(0.18)	—	—	(0.18)	11.16	8,851	2.26		0.66	0.85	0.37	163
A Shares
Year Ended March 31, 2017	11.31	0.05	(0.04)	0.01	(0.18)	—	(0.04)	(0.22)	11.10	3,594	0.04	(g)	0.90	0.98	0.41	118
Year Ended March 31, 2016	11.29	0.08	0.11	0.19	(0.17)	—	—	(0.17)	11.31	6,560	1.72		0.90	1.10	0.76	223
Year Ended March 31, 2015	10.88	0.16	0.47	0.63	(0.22)	—	—	(0.22)	11.29	5,201	5.86		0.89	1.43	1.45	165
Year Ended March 31, 2014	11.14	0.11	(0.18)	(0.07)	(0.19)	—	—	(0.19)	10.88	1,721	(0.58)		0.86	1.27	1.02	236
Year Ended March 31, 2013	11.07	0.02	0.21	0.23	(0.16)	—	—	(0.16)	11.14	2,271	2.06		0.86	1.05	0.15	163
C Shares
Year Ended March 31, 2017	11.33	(0.03)	(0.06)	(0.09)	(0.09)	—	(0.04)	(0.13)	11.11	4,301	(0.79	)(g)	1.65	1.71	(0.26)	118
Year Ended March 31, 2016	11.32	— (j)	0.10	0.10	(0.09)	—	—	(0.09)	11.33	5,478	0.88		1.65	1.79	0.01	223
Year Ended March 31, 2015	10.90	0.09	0.47	0.56	(0.14)	—	—	(0.14)	11.32	3,989	5.15		1.65	2.15	0.79	165
Year Ended March 31, 2014	11.16	0.03	(0.18)	(0.15)	(0.11)	—	—	(0.11)	10.90	4,780	(1.36)		1.66	2.04	0.23	236
Year Ended March 31, 2013	11.09	(0.07)	0.21	0.14	(0.07)	—	—	(0.07)	11.16	6,039	1.25		1.66	1.84	(0.65)	163

Seix Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2017	9.93	0.10	0.04	0.14	(0.11)	—	—	(0.11)	9.96	87,344	1.41		0.40	0.40	1.05	142
Year Ended March 31, 2016	9.97	0.08	(0.04)	0.04	(0.08)	—	—	(0.08)	9.93	104,950	0.42		0.38	0.38	0.77	59
Year Ended March 31, 2015	9.98	0.06	— (j)	0.06	(0.07)	—	—	(0.07)	9.97	142,680	0.55		0.37	0.37	0.57	54
Year Ended March 31, 2014	9.98	0.07	0.01	0.08	(0.08)	—	—	(0.08)	9.98	122,053	0.76		0.35	0.35	0.65	134
Year Ended March 31, 2013	9.95	0.10	0.04	0.14	(0.11)	—	—	(0.11)	9.98	109,224	1.39		0.33	0.33	0.98	127

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2017	$10.06	$0.24	$(0.23)	$0.01	$(0.24)	$—	$(0.28)	$(0.52)	$9.55	$45,969	0.13%	0.65%	0.70%	2.41%	49%
Year Ended March 31, 2016	10.24	0.24	0.08	0.32	(0.24)	—	(0.26)	(0.50)	10.06	64,653	3.30	0.65	0.68	2.38	48
Year Ended March 31, 2015	10.12	0.25	0.21	0.46	(0.25)	—	(0.09)	(0.34)	10.24	119,103	4.54	0.65	0.65	2.42	59
Year Ended March 31, 2014	10.54	0.29	(0.32)	(0.03)	(0.29)	—	(0.10)	(0.39)	10.12	120,600	(0.20)	0.58	0.58	2.83	65
Year Ended March 31, 2013	10.63	0.31	0.08	0.39	(0.31)	—	(0.17)	(0.48)	10.54	144,889	3.70	0.59	0.59	2.93	33
A Shares
Year Ended March 31, 2017	10.06	0.23	(0.23)	—	(0.23)	—	(0.28)	(0.51)	9.55	3,624	(0.01)	0.79	0.79	2.28	49
Year Ended March 31, 2016	10.23	0.23	0.09	0.32	(0.23)	—	(0.26)	(0.49)	10.06	4,365	3.29	0.76	0.76	2.29	48
Year Ended March 31, 2015	10.11	0.24	0.21	0.45	(0.24)	—	(0.09)	(0.33)	10.23	5,152	4.45	0.74	0.74	2.34	59
Year Ended March 31, 2014	10.53	0.27	(0.32)	(0.05)	(0.27)	—	(0.10)	(0.37)	10.11	7,668	(0.35)	0.73	0.73	2.67	65
Year Ended March 31, 2013	10.63	0.30	0.07	0.37	(0.30)	—	(0.17)	(0.47)	10.53	10,996	3.45	0.74	0.74	2.78	33

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

(a)	Per share data calculated using average shares outstanding method.

(b)	Total return excludes sales charge. Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Not annualized for periods less than one year.

(e)	IS Shares commenced operations on August 3, 2015.

(f)	IS Shares commenced operations on February 2, 2015.

(g)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(h)	IS Shares commenced operations on August 1, 2014.

(i)	IS Shares commenced operations on August 1, 2016.

(j)	Rounds to less than $0.005 per share.

(k)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.00 per share and 0.01% of average net assets, respectively.

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2017

1.	Organization

RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Seix Core Bond Fund, Seix Corporate Bond Fund, Seix Floating Rate High Income Fund, Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Limited Duration Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund, Seix Total Return Bond Fund, Seix U.S. Government Securities Ultra-Short Bond Fund, Seix U.S. Mortgage Fund, Seix Ultra-Short Bond Fund and Seix Virginia Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds” or “Fixed Income Funds”), which are each (except Seix North Carolina Tax-Exempt Bond Fund) a diversified series of the Trust.

The Seix Limited Duration Fund and Seix Ultra-Short Bond Fund offer I Shares only. The Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Bond Fund offer I Shares and A Shares. The Seix U.S. Government Securities Ultra-Short Bond Fund offers I Shares and IS Shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund offer I Shares, A Shares, R Shares and IS Shares. The Seix Floating Rate High Income Fund offers I Shares, A Shares, C Shares and IS Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and the Shareholder Servicing Plan (“Plan”), and voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond and Seix U.S. Mortgage Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50%, if redeemed within two years of purchase. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I, R or IS Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 (“ASC Topic 946”) Financial Services — Investment Companies.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”) that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

The Funds, in accordance with GAAP, have adopted FASB Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets are classified as Level 1 prices, which includes active listed equities. Investments in underlying funds and money market funds are valued at their Net Asset Value (“NAV”) daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain asset and mortgage backed products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Publicly-traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value hierarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy. Centrally cleared credit default and interest rate swaps are valued at the price determined by the relevant exchange and such securities may be considered Level 2 in the fair value hierarchy. Forward foreign exchange contracts are valued using daily forward exchange rates and such securities may be considered Level 2 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2 in the fair value hierarchy.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its NAV, each of the Funds will value the security as determined in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2017:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Seix Core Bond Fund
Assets
Asset-Backed Securities[1]	$—	$9,405,729	$—		$9,405,729
Collateralized Mortgage Obligations[1]	—	11,843,428	—		11,843,428
Corporate Bonds[1]	—	53,139,885	—		53,139,885
U.S. Government Agency Mortgages[1]	—	48,848,544	—		48,848,544
U.S. Treasury Obligation[1]	—	86,005,621	—		86,005,621
Money Market Fund	13,510,206	—	—		13,510,206

Total Investments	13,510,206	209,243,207	—		222,753,413

Seix Corporate Bond Fund
Assets
Corporate Bonds[1]	—	18,190,800	—		18,190,800
U.S. Treasury Obligation[1]	—	1,410,166	—		1,410,166
Foreign Government Bond	—	230,671	—		230,671
Money Market Funds	2,262,482	—	—		2,262,482

Total Investments	2,262,482	19,831,637	—		22,094,119

Seix Floating Rate High Income Fund
Assets
Asset-Backed Security[1]	—	4,592,235	—		4,592,235
Bank Loans[1]	—	5,445,916,312	—		5,445,916,312
Corporate Bonds[1]	—	218,338,471	44,142,364	[4]	262,480,835
Preferred Stock[1]	864,620	—	—		864,620
Rights[1]	441,467	—	—		441,467
Common Stocks[1]	11,456,741	11,519,536	—		22,976,277
Unlisted Call Option Purchased[1]	—	—	0	[4]	0
Money Market Fund	730,190,606	—	—		730,190,606

Total Investments	742,953,434	5,680,366,554	44,142,364	[4]	6,467,462,352

Other Financial Instruments[3]
Unfunded Loan Commitments	—	47,129	—		47,129

Total Assets	742,953,434	5,680,413,683	44,142,364	[4]	6,467,509,481

Seix Georgia Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	91,963,772	—		91,963,772
Money Market Fund	5,181,314	—	—		5,181,314

Total Investments	5,181,314	91,963,772	—		97,145,086

Seix High Grade Municipal Bond Fund
Assets
Municipal Bonds[2]	—	83,369,166	—		83,369,166
Money Market Fund	10,321,638	—	—		10,321,638

Total Investments	10,321,638	83,369,166	—		93,690,804

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Seix High Income Fund
Assets
Bank Loans[1]	$—	$13,937,083	$—		$13,937,083
Corporate Bonds[1]	—	490,710,974	0	[4]	490,710,974
Convertible Preferred Stock[1]	641,738	—	—		641,738
Preferred Stock[1]	1,088,658	—	—		1,088,658
Warrants[1]	—	6,679	—		6,679
Common Stocks[1]	7,181,319	1,176,019	—		8,357,338
Money Market Funds	50,923,932	—	—		50,923,932

Total Investments	59,835,647	505,830,755	0	[4]	565,666,402

Seix High Yield Fund
Assets
Bank Loans[1]	—	13,647,594	—		13,647,594
Corporate Bonds[1]	—	472,265,047	—		472,265,047
Common Stocks[1]	226,976	988,652	—		1,215,628
Money Market Funds	66,680,228	—	—		66,680,228

Total Investments	66,907,204	486,901,293	—		553,808,497

Seix Investment Grade Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	488,524,123	—		488,524,123
Money Market Fund	52,943,786	—	—		52,943,786

Total Investments	52,943,786	488,524,123	—		541,467,909

Seix Limited Duration Fund
Assets
Asset-Backed Securities[1]	—	628,085	—		628,085
Collateralized Mortgage Obligations[1]	—	4,733,630	—		4,733,630
U.S. Government Agency Mortgages[1]	—	1,332,201	—		1,332,201
Money Market Fund	19,970	—	—		19,970

Total Investments	19,970	6,693,916	—		6,713,886

Seix North Carolina Tax-Exempt Bond Fund
Assets
Municipal Bonds[2]	—	23,565,483	—		23,565,483
Money Market Fund	2,642,353	—	—		2,642,353

Total Investments	2,642,353	23,565,483	—		26,207,836

Seix Short-Term Bond Fund
Assets
Asset-Backed Securities[1]	—	6,948,769	—		6,948,769
Collateralized Mortgage Obligations[1]	—	3,352,050	—		3,352,050
Corporate Bonds[1]	—	16,804,951	—		16,804,951
U.S. Government Agency Mortgages[1]	—	3,426,851	—		3,426,851
U.S. Treasury Obligations[1]	—	24,518,131	—		24,518,131
Money Market Fund	254,053	—	—		254,053

Total Investments	254,053	55,050,752	—		55,304,805

Seix Short-Term Municipal Bond Fund
Assets
Municipal Bonds[2]	—	27,465,841	—		27,465,841
Money Market Fund	1,647,224	—	—		1,647,224

Total Investments	1,647,224	27,465,841	—		29,113,065

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seix Total Return Bond Fund
Assets
Asset-Backed Securities[1]	$—	$39,809,471	$—	$39,809,471
Collateralized Mortgage Obligations[1]	—	47,417,313	—	47,417,313
Corporate Bonds[1]	—	229,284,881	—	229,284,881
U.S. Government Agency Mortgages[1]	—	215,425,971	—	215,425,971
U.S. Treasury Obligations[1]	—	364,078,267	—	364,078,267
Foreign Government Bonds	—	51,628,784	—	51,628,784
Money Market Funds	35,113,866	—	—	35,113,866

Total Investments	35,113,866	947,644,687	—	982,758,553

Other Financial Instruments[3]
Credit Default Swap Contracts	—	13,249	—	13,249
Forward Foreign Currency Contracts	—	405,785	—	405,785

Total Assets	35,113,866	948,063,721	—	983,177,587

Liabilities
Forward Foreign Currency Contracts	—	(1,152,566)	—	(1,152,566)

Total Liabilities	—	(1,152,566)	—	(1,152,566)

Seix U.S. Government Securities Ultra-Short Bond Fund
Assets
Asset-Backed Security[1]	—	15,564,795	—	15,564,795
Collateralized Mortgage Obligations[1]	—	744,927,882	—	744,927,882
U.S. Government Agencies[1]	—	24,278,326	—	24,278,326
U.S. Government Agency Mortgages[1]	—	585,731,097	—	585,731,097
U.S. Treasury Obligation[1]	—	400,094	—	400,094
Money Market Fund	27,461,735	—	—	27,461,735

Total Investments	27,461,735	1,370,902,194	—	1,398,363,929

Other Financial Instruments[3]
Liabilities
Futures Contracts	(88,607)	—	—	(88,607)

Total Liabilities	(88,607)	—	—	(88,607)

Seix U.S. Mortgage Fund
Assets
Collateralized Mortgage Obligations[1]	—	1,615,955	—	1,615,955
U.S. Government Agency Mortgages[1]	—	22,787,328	—	22,787,328
Money Market Fund	962,950	—	—	962,950

Total Investments	962,950	24,403,283	—	25,366,233

Seix Ultra-Short Bond Fund
Assets
Asset-Backed Securities[1]	—	16,212,861	—	16,212,861
Collateralized Mortgage Obligations[1]	—	12,449,839	—	12,449,839
Corporate Bonds[1]	—	41,779,286	—	41,779,286
U.S. Government Agency Mortgages[1]	—	14,462,221	—	14,462,221
U.S. Treasury Obligation[1]	—	100,024	—	100,024
Money Market Fund	2,272,691	—	—	2,272,691

Total Investments	2,272,691	85,004,231	—	87,276,922

Other Financial Instruments[3]
Liabilities
Futures Contracts	(13,040)	—	—	(13,040)

Total Liabilities	(13,040)	—	—	(13,040)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seix Virginia Intermediate Municipal Bond Fund
Assets
Municipal Bonds[2]	$—	$48,295,944	$—	$48,295,944
Money Market Fund	2,388,399	—	—	2,388,399

Total Investments	2,388,399	48,295,944	—	50,684,343

[1]	Please see the Schedules of Portfolio Investments for Sector Classifications.

[2]	Please see the Schedules of Portfolio Investments for State Classifications.

[3]	Other Financial Instruments are derivative instruments and depreciation on unfunded loan commitments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts and futures, which are shown at the unrealized appreciation (depreciation) on the instrument.

[4]	As of March 31, 2017, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. Each of these securities are Board fair valued securities for the fiscal year ended March 31, 2017. The Level 3 securities comprised 0.9% of net assets of Seix Floating Rate High Income Fund and 0.0% of net assets of Seix High Income Fund.

The following is a reconciliation of investments as of March 31, 2017 in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2016	Accrued Discounts	Realized Gain	Change in Unrealized Appreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/2017	Net Change in Unrealized Appreciation from Investments Still Held as of 3/31/2017
Seix Floating Rate High Income Fund
Corporate Bonds Oil & Gas	$24,497,837	$14,311	$14,147	$6,758,750	$18,569,002	$(5,711,683)	$—	$—	$44,142,364	$6,758,750

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. As of March 31, 2017, there were no transfers between Level 1 and Level 2 pursuant to the Pricing and Valuation Procedures.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Domestic and foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared each business day to shareholders of record and are paid monthly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions as of March 31, 2017 are included on each Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures Contracts — Certain Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(j) Swap Contracts — Certain Funds may invest in swap contracts for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swap contracts involves risks that are different from those associated with ordinary portfolio transactions. Swap contracts may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

OTC swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedules of Portfolio Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap contracts. Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Funds are recognized as a realized gain or loss in the Statements of Operations.

Credit Default Swaps

Certain Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage credit risk or to add leverage. CDS contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS contract to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

As a seller of protection, a Fund generally receives an upfront payment or a stream of payments throughout the term of the swap contracts provided that there is no credit event. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap contract. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap contract if a defined credit event occurs.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the swap contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS contracts are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the contract. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Credit spreads utilized in determining the period end market value of CDS contracts on corporate or sovereign issues are disclosed in the Schedules of Portfolio Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. The quoted market

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk for CDS contracts on asset-backed securities and credit indices.

Entering into a CDS contract involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these contracts, and that the counterparty to the contract may default on its obligation to perform or disagree as to the meaning of the contractual terms in the contract, and that there are unfavorable changes in net interest rates. As March 31, 2017, the Seix Total Return Bond Fund had outstanding CDS contracts.

Interest Rate Swaps

Certain Funds may enter into interest rate swap (“IRS”) contracts to manage exposure to interest rate risk. IRS contracts are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. IRS contracts are marked-to-market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of IRS contracts include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of March 31, 2017, the Funds had no outstanding IRS contracts.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2017, are presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk		Total
Seix Total Return Bond Fund
Asset Derivatives
Swap Contracts*	$13,249	$—		$—	$13,249
Forward Contracts*	—	405,785		—	405,785

Total Value	$13,249	$405,785		$—	$419,034

Liability Derivatives
Forward Contracts^	$—	$(1,152,566)		$—	$(1,152,566)

Total Value	$—	$(1,152,566)		$—	$(1,152,566)

Realized Gain (Loss)#
Swap Contracts	$(6,196,962)	$—	$		$(6,196,962)
Forward Contracts	—	852,628		—	852,628

Total Realized Gain (Loss)	$(6,196,962)	$852,628		$—	$(5,344,334)

Change in Unrealized Appreciation (Depreciation)##
Swap Contracts	$13,249	$—	$		$13,249
Forward Contracts	—	52,694		—	52,694

Total Change in Appreciation (Depreciation)	$13,249	$52,694		$—	$65,943

Average Number of Contracts, Notional Amounts or Shares+
Swap Contracts	73,500,000	—		—	73,500,000
Forward Currency Contracts	—	167,825,705		—	167,825,705

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Seix U.S. Government Securities Ultra-Short Bond Fund
Liability Derivatives
Futures Contracts^	$—	$—	$(88,607)	$(88,607)

Total Value	$—	$—	$(88,607)	$(88,607)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$1,242,812	$1,242,812

Total Realized Gain (Loss)	$—	$—	$1,242,812	$1,242,812

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(42,548)	$(42,548)

Total Change in Appreciation (Depreciation)	$—	$—	$(42,548)	$(42,548)

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(622)	(622)

Seix Ultra-Short Bond Fund
Liability Derivatives
Futures Contracts^	$—	$—	$(13,040)	$(13,040)

Total Value	$—	$—	$(13,040)	$(13,040)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$95,342	$95,342

Total Realized Gain (Loss)	$—	$—	$95,342	$95,342

Change in Unrealized Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(4,671)	$(4,671)

Total Change in Appreciation (Depreciation)	$—	$—	$(4,671)	$(4,671)

Average Number of Contracts, Notional Amounts or Shares+
Futures Short Contracts	—	—	(106)	(106)

*	Statements of Assets and Liabilities location: Unrealized Appreciation on Swap Contracts and Unrealized Appreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized appreciation. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

^	Statements of Assets and Liabilities location: Unrealized Depreciation on Swap Contracts and Unrealized Depreciation on Forward Foreign Currency Contracts, as applicable. Futures Contracts value represents cumulative unrealized depreciation. Only the current day’s variation margin on futures contracts and centrally cleared swaps is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

#	Statements of Operations location: Net Realized Gain (Loss) from: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

##	Statements of Operations location: Net Change in Unrealized Appreciation (Depreciation) on: Futures Contracts, Swap Contracts, or Forward Foreign Currency Contracts, as applicable.

+	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward foreign currency contracts and swap contracts, which are indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2017.

The following table summarizes any OTC derivatives at March 31, 2017 that are subject to an enforceable master netting agreement or similar agreement and net of the related collateral received by the Funds.

	Gross Amounts of Assets/Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral (Received)/Pledged(b)	Net Amount of Derivative Assets/Liabilities
Seix Total Return Bond Fund
Assets Counterparty
Credit Suisse International	$768,092	$—	$(525,000)	$243,092
Credit Suisse International	405,785	—	(405,785)	—

	$1,173,877	$—	$(930,785)	$243,092

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Gross Amounts of Assets/Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Collateral (Received)/Pledged(b)	Net Amount of Derivative Assets/Liabilities
Liabilities
JPMorgan	$1,000,822	$—	$(1,000,822)	$—
Credit Suisse International	151,744	—	—	151,744

	$1,152,566	$—	$(1,000,822)	$151,744

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Asset and Liabilities.

(b)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of the derivative assets and liabilities for a counterparty cannot be less than $0.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risks; including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral which is reflected on the Statements of Operations as a component of the caption “Net Income from Securities Lending”.

For Seix Corporate Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund the value of the security loan obligation is classified as follows as of March 31, 2017:

Seix Corporate Bond Fund

	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$10,525	$—	$—	$—	$10,525

Total Borrowings	$10,525	$—	$—	$—	$10,525

Gross amount of recognized liabilities for securities lending transactions					$10,525

Seix High Income Fund
	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$700	$—	$—	$—	$700
Corporate Bonds	47,733,556	—	—	—	47,733,556

Total	$47,734,256	$—	$—	$—	$47,734,256

Total Borrowings	$47,734,256	$—	$—	$—	$47,734,256

Gross amount of recognized liabilities for securities lending transactions					$47,734,256

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Seix High Yield Fund
	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$249	$—	$—	$—	$249
Corporate Bonds	40,822,614	—	—	—	40,822,614

Total	$40,822,863	$—	$—	$—	$40,822,863

Total Borrowings	$40,822,863	$—	$—	$—	$40,822,863

Gross amount of recognized liabilities for securities lending transactions					$40,822,863

Seix Total Return Bond Fund
	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$5,199,918	$—	$—	$—	$5,199,918

Total Borrowings	$5,199,918	$—	$—	$—	$5,199,918

Gross amount of recognized liabilities for securities lending transactions					$5,199,918

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s NAV if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. Therefore, a Fund must have funds sufficient to cover its contractual obligation. In addition, bank loans generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Seix Floating Rate High Income Fund had unfunded loan commitments that can be found on the Fund’s Schedule of Portfolio Investments.

(n) Restricted Securities — Certain Funds’ investments are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs. As of March 31, 2017, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board, unless stated otherwise on the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(p) Foreign Investment Risks — Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

For securities subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that may be associated with the Funds.

At March 31, 2017, one shareholder owned 100% of Seix Limited Duration Fund. Transaction activities of these shareholders may have a material effect on the respective Fund. Redemptions of these shareholders’ holdings in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may force the Fund to sell securities.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2017, open tax years include the tax years of March 31, 2014 through 2017.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

(u) Line of Credit —The Funds entered into a committed unsecured revolving line of credit agreement (“LOC”) with a syndicate of banks which includes State Street Bank and Trust Company (“State Street Bank”) and Royal Bank of Canada (“RBC”), for an aggregate amount of $200,000,000. The proceeds may be used only to (1) temporarily

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

finance the purchase and sale of securities; or (2) finance the redemption of shares of the Funds. The Funds will pay a commitment fee on a pro rata basis to State Street Bank and RBC, in the amount of 0.17% per annum on the daily unused portion of the LOC. Borrowings under the LOC will accrue interest at the higher of (a) the Federal Funds Rate, or (b) the one-month LIBOR Rate, plus 1.25% per annum. Generally, repayments must be made within 60 days of the borrowings. Commitment fees and interest expense paid to State Street Bank and RBC pursuant to this agreement are reflected on the Statements of Operations as a component of Other Fees. As of March 31, 2017, the Funds had no outstanding borrowings under the LOC.

The following Funds had an outstanding loan during the year. The borrowings were valued at cost, which approximates fair value.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Seix High Income Fund	$250	$903,032	2.00%	5
Seix High Yield Fund	157	766,629	1.84	4
Seix Total Return Bond Fund	521	10,537,033	1.78	1

Due to and Due from Affiliates — represents payment for proceeds received from a securities litigation settlement.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”) serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money-management holding company with multiple style-focused investment boutiques. The subadviser for the Funds is Seix Investment Advisors LLC (“Subadviser”). Seix is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadviser out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on the average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on the next $4 billion and a discount of 15% applies on amounts over $5 billion. Fee rates for the fiscal year ended March 31, 2017 were as follows:

Fund	Maximum Advisory Fee	Discounted Annual Advisory Fee	Advisory Fees Waived*	Net Annual fees Paid**
Seix Core Bond Fund	0.25%	0.25%	—%	0.25%
Seix Corporate Bond Fund	0.40	0.40	(0.12)	0.28
Seix Floating Rate High Income Fund	0.45	0.41	—	0.41
Seix Georgia Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Seix High Grade Municipal Bond Fund	0.50	0.50	—	0.50
Seix High Income Fund	0.55	0.55	—	0.55
Seix High Yield Fund	0.45	0.45	—	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Seix Limited Duration Fund	0.10	0.10	—	0.10
Seix North Carolina Tax-Exempt Bond Fund	0.50	0.50	(0.02)	0.48
Seix Short-Term Bond Fund	0.40	0.40	—	0.40
Seix Short-Term Municipal Bond Fund	0.35	0.35	(0.09)	0.26
Seix Total Return Bond Fund	0.25	0.24	—	0.24
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20	0.19	—	0.19
Seix U.S. Mortgage Fund	0.40	0.40	(0.01)	0.39
Seix Ultra-Short Bond Fund	0.22	0.22	—	0.22
Seix Virginia Intermediate Municipal Bond Fund	0.50	0.50	—	0.50

*	See additional information below related to contractual expense limitations

**	Aggregate annual fees paid to the Investment Adviser, who pays the Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0%.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

The Investment Adviser and the Subadviser have contractually agreed, until at least August 1, 2017, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations
Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Seix Core Bond Fund*	0.54%	0.75%	N/A	%	1.05%	0.44%
Seix Corporate Bond Fund	0.70	0.95	1.65		N/A	N/A
Seix Floating Rate High Income Fund*	0.72	1.00	1.60		N/A	0.60
Seix Georgia Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix High Grade Municipal Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix High Income Fund*	0.85	1.10	N/A		1.50	0.70
Seix High Yield Fund*	0.70	0.90	N/A		1.30	0.64
Seix Investment Grade Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix Limited Duration Fund	0.35	N/A	N/A		N/A	N/A
Seix North Carolina Tax-Exempt Bond Fund	0.65	0.80	N/A		N/A	N/A
Seix Short-Term Bond Fund*	0.60	0.80	1.58		N/A	N/A
Seix Short-Term Municipal Bond Fund	0.48	0.68	N/A		N/A	N/A
Seix Total Return Bond Fund*	0.54	0.75	N/A		1.15	0.44
Seix U.S. Government Securities Ultra-Short Bond Fund	0.46	N/A	N/A		N/A	0.40
Seix U.S. Mortgage Fund	0.70	0.90	1.65		N/A	N/A
Seix Ultra-Short Bond Fund	0.46	N/A	N/A		N/A	N/A
Seix Virginia Intermediate Municipal Bond Fund	0.65	0.80	N/A		N/A	N/A

*	For the period ended July 31, 2016 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares		R Shares	IS Shares
Seix Core Bond Fund	0.50%	0.75%	N/A	%	1.05%	0.40%
Seix Floating Rate High Income Fund	0.70	1.00	1.60		N/A	0.60
Seix High Income Fund	0.80	1.05	N/A		1.50	0.70
Seix High Yield Fund	0.65	0.90	N/A		1.30	N/A
Seix Short-Term Bond Fund	0.60	0.80	1.60		N/A	N/A
Seix Total Return Bond Fund	0.50	0.75	N/A		1.10	0.40

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the contractual expense limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed, if lower, the contractual expense limitation in place at the time of the waiver or reimbursement.

Under certain circumstances, the Investment Advisor may choose to voluntarily waive fees. In the event that the Investment Advisor voluntarily waives any fees, these waived fees are not subject to recoupment by the Investment Advisor. The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Seix Limited Duration Fund, Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund to the extent necessary to maintain a minimum annualized yield of 0.0% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice and is not subject to recoupment. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the fiscal year ended March 31, 2017, Seix Short-Term Bond Fund C Shares had voluntary reimbursements in the amount of $2,796.

During the fiscal year ended March 31, 2017, the Investment Adviser recaptured prior contractual waivers or reimbursements in the following Funds, Seix Core Bond A Shares, Seix Floating Rate High Income Fund A Shares

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

and Seix High Grade Municipal Bond Fund A Shares for $42, $122 and $476, respectively. As of March 31, 2017, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2018	2019	2020
Seix Core Bond Fund
I Shares	$3,506	$—	$—
Seix Corporate Bond Fund
I Shares	8,964	16,529	25,914
A Shares	307	960	1,128
C Shares	2,406	12,565	13,860
Seix Georgia Tax-Exempt Bond Fund
I Shares	—	32,454	47,286
Seix High Grade Municipal Bond Fund
I Shares	26,689	43,026	49,128
Seix High Income Fund
I Shares	—	—	20,361
Seix Investment Grade Tax-Exempt Bond Fund
I Shares	158,784	196,341	265,554
A Shares	30,557	34,180	25,888
Seix Limited Duration Fund
I Shares	8,039	7,733	7,891
Seix North Carolina Tax-Exempt Bond Fund
I Shares	14,868	27,262	25,589
A Shares	—	60	439
Seix Short-Term Bond Fund
I Shares	31,243	38,183	45,098
A Shares	117	199	155
Seix Short-Term Municipal Bond Fund
I Shares	26,182	44,128	53,428
A Shares	2,225	2,517	3,664
Seix Total Return Bond Fund
R Shares	5,518	2,074	—
Seix U.S. Mortgage Fund
I Shares	20,029	26,390	35,498
A Shares	16,585	11,553	5,181
C Shares	21,560	6,916	3,093
Seix Virginia Intermediate Municipal Bond Fund
I Shares	—	28,628	32,565

Amounts designated as “—” are $0.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an Administration Agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the RidgeWorth investment company complex and fees are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of custody expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the fiscal year ended March 31, 2017, the Distributor did not retain any of the front end sales charges assessed on the sale of A shares. For the fiscal year ended March 31, 2017, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of C Shares. These current board approved fees, expressed as a percentage of average daily net assets, for the fiscal year ended March 31, 2017, were as follows:

Fund	A Shares Distribution and Service Fee	C Shares Distribution and Service Fee		R Shares Distribution and Service Fee	IS Shares Distribution and Service Fee
Seix Core Bond Fund	0.25%	N/A	%	0.50%	N/A	%
Seix Corporate Bond Fund	0.30	1.00		N/A	N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A	N/A
Seix Georgia Tax-Exempt Bond Fund	0.15	N/A		N/A	N/A
Seix High Grade Municipal Bond Fund	0.15	N/A		N/A	N/A
Seix High Income Fund	0.30	N/A		0.50	N/A
Seix High Yield Fund	0.25	N/A		0.50	N/A
Seix Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A	N/A
Seix North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A	N/A
Seix Short-Term Bond Fund	0.20	1.00		N/A	N/A
Seix Short-Term Municipal Bond Fund	0.15	N/A		N/A	N/A
Seix Total Return Bond Fund	0.25	N/A		0.50	N/A
Seix U.S. Mortgage Fund	0.20	1.00		N/A	N/A
Seix Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A	N/A

Shareholder Servicing Fees — The Funds have adopted shareholder services fees for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay a services fee to financial institutions that provide certain services to the Funds. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries) providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a shareholder services fee up to an annual rate of 0.20% of average daily net assets of a Fund’s I Shares or A Shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund have adopted a shareholder services fee for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at an annual rate of up to 0.25% of the average daily net assets of R Shares.

Compliance & Fund Services Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the fiscal year ended March 31, 2017, the Investment Adviser was paid $404,235 for these services. Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides an Anti-Money Laundering Officer/Identity Theft Prevention Officer (“AML Officer”) to the Trust. Effective October 2015 through November 2016, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided Principal Financial Officer (“PFO”) support services to the Trust. Fees paid to FFOS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FFOS nor any of their officers or employees who serve as an officer of the Trust, have any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Certain officers of the Trust are also officers or employees of the Investment Adviser, FFOS and the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for committee service, paid on a per committee meeting basis. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the fiscal years ended March 31, 2017 and March 31, 2016 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Seix Core Bond Fund

I Shares
3/31/2017	3,325,643	—	748,805	(8,707,885)	—	(4,633,437)	$36,165,424	$—	$7,980,535	$(94,476,548)	$—	$(50,330,589)
3/31/2016	3,773,694	18,121,184	514,563	(16,264,183)	—	6,145,258	40,652,397	195,102,886	5,532,336	(175,119,070)	—	66,168,549

A Shares
3/31/2017	159,737	—	28,647	(143,930)	—	44,454	1,723,682	—	304,935	(1,551,198)	—	477,419
3/31/2016	114,909	312,495	19,263	(181,459)	—	265,208	1,234,908	3,363,629	207,022	(1,960,111)	—	2,845,448

R Shares
3/31/2017	26,806	—	10,058	(58,680)	—	(21,816)	293,118	—	107,032	(632,106)	—	(231,956)
3/31/2016	63,349	1,392	7,188	(70,497)	—	1,432	681,606	14,994	77,357	(760,012)	—	13,945

IS Shares*
3/31/2017	122,422	—	3,983	(569)	—	125,836	1,334,803	—	42,253	(6,228)	—	1,370,828
3/31/2016	2,309	—	30	(277)	—	2,062	24,783	—	327	(2,994)	—	22,116

Seix Corporate Bond Fund

I Shares
3/31/2017	828,065	—	47,093	(469,373)	—	405,785	7,179,237	—	408,817	(4,091,907)	—	3,496,147
3/31/2016	332,069	—	66,369	(2,042,573)	—	(1,644,135)	2,874,849	—	559,900	(17,746,984)	—	(14,312,235)

A Shares
3/31/2017	95,015	—	1,515	(87,407)	—	9,123	843,561	—	13,207	(762,299)	—	94,469
3/31/2016	40,688	—	2,578	(74,224)	—	(30,958)	345,153	—	21,778	(637,354)	—	(270,423)

C Shares
3/31/2017	12,236	—	25,715	(143,863)	—	(105,912)	106,691	—	222,675	(1,245,894)	—	(916,528)
3/31/2016	39,199	—	42,617	(161,946)	—	(80,130)	328,481	—	355,742	(1,369,368)	—	(685,145)

Seix Floating Rate High Income Fund

I Shares
3/31/2017	289,063,783	—	15,590,389	(160,236,917)	—	144,417,255	2,509,599,371	—	134,820,422	(1,379,328,214)	—	1,265,091,579
3/31/2016	170,340,033	—	20,764,128	(508,778,380)	—	(317,674,219)	1,471,672,628	—	178,035,065	(4,367,322,310)	—	(2,717,614,617)

A Shares
3/31/2017	7,679,974	—	705,138	(10,072,473)	—	(1,687,361)	66,616,768	—	6,095,203	(87,424,923)	—	(14,712,952)
3/31/2016	8,169,669	—	715,765	(8,337,227)	—	548,207	70,528,471	—	6,117,753	(71,544,260)	—	5,101,964

C Shares
3/31/2017	1,369,748	—	203,486	(1,690,147)	—	(116,913)	11,881,102	—	1,758,616	(14,592,374)	—	(952,656)
3/31/2016	1,195,922	—	201,422	(2,044,517)	—	(647,173)	10,336,524	—	1,718,817	(17,473,145)	—	(5,417,804)

IS Shares
3/31/2017	84,999,452	—	3,072,382	(74,014,403)	—	14,057,431	737,726,687	—	26,612,949	(639,566,949)	—	124,772,687
3/31/2016	224,292,881	—	1,963,926	(92,406,634)	—	133,850,173	1,966,663,031	—	16,665,384	(778,962,744)	—	1,204,365,671

Seix Georgia Tax-Exempt Bond Fund

I Shares
3/31/2017	1,618,914	—	382,035	(3,067,993)	—	(1,067,044)	17,390,581	—	4,084,735	(32,726,917)	—	(11,251,601)
3/31/2016	2,112,609	—	281,773	(4,711,514)	—	(2,317,132)	22,739,783	—	3,045,225	(50,879,549)	—	(25,094,541)

A Shares
3/31/2017	13,518	—	12,875	(22,413)	—	3,980	147,460	—	137,721	(241,155)	—	44,026
3/31/2016	17,533	—	7,749	(29,719)	—	(4,437)	191,368	—	83,945	(320,008)	—	(44,695)

Seix High Grade Municipal Bond Fund

I Shares
3/31/2017	2,706,709	—	354,720	(4,398,678)	—	(1,337,249)	32,497,259	—	4,178,501	(52,780,991)	—	(16,105,231)
3/31/2016	3,082,083	—	189,300	(2,989,888)	—	281,495	37,610,574	—	2,310,363	(36,571,732)	—	3,349,205

A Shares
3/31/2017	203,351	—	57,190	(342,288)	—	(81,747)	2,544,525	—	672,539	(4,168,123)	—	(951,059)
3/31/2016	191,190	—	30,996	(432,490)	—	(210,304)	2,332,202	—	378,352	(5,267,431)	—	(2,556,877)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Seix High Income Fund

I Shares
3/31/2017	36,931,887	—	4,836,232	(63,395,994)	—	(21,627,875)	$233,696,176	$—	$30,649,854	$(399,905,306)	$—	$(135,559,276)
3/31/2016	53,888,034	—	6,491,068	(80,951,480)	—	(20,572,378)	337,896,385	—	40,140,348	(498,500,450)	—	(120,463,717)

A Shares
3/31/2017	9,701,530	—	444,005	(7,716,420)	—	2,429,115	61,422,502	—	2,825,115	(48,627,457)	—	15,620,160
3/31/2016	4,030,897	—	497,172	(6,945,176)	—	(2,417,107)	25,894,346	—	3,085,138	(43,754,670)	—	(14,775,186)

R Shares
3/31/2017	422,206	—	129,488	(737,999)	—	(186,305)	2,687,223	—	821,537	(4,667,884)	—	(1,159,124)
3/31/2016	359,333	—	161,075	(1,187,358)	—	(666,950)	2,219,409	—	997,383	(7,386,173)	—	(4,169,381)

IS Shares
3/31/2017	3,829,041	—	157,157	(3,535,834)	—	450,364	23,657,410	—	996,736	(22,677,006)	—	1,977,140
3/31/2016	679,195	—	42,294	(1,050,372)	—	(328,883)	4,520,923	—	267,858	(6,288,539)	—	(1,499,758)

Seix High Yield Fund

I Shares
3/31/2017	26,284,862	—	2,743,807	(38,318,802)	—	(9,290,133)	215,421,169	—	22,583,441	(314,503,252)	—	(76,498,642)
3/31/2016	41,765,800	—	2,677,794	(57,054,822)	—	(12,611,228)	344,971,553	—	21,784,528	(463,492,389)	—	(96,736,308)

A Shares
3/31/2017	584,118	—	35,550	(838,715)	—	(219,047)	4,707,293	—	284,743	(6,678,722)	—	(1,686,686)
3/31/2016	1,826,899	—	49,068	(1,848,225)	—	27,742	14,701,000	—	392,138	(14,843,739)	—	249,399

R Shares
3/31/2017	—	—	1,764	(59,605)	—	(57,841)	—	—	14,424	(484,312)	—	(469,888)
3/31/2016	2,247	—	4,222	(22,713)	—	(16,244)	18,090	—	34,524	(193,271)	—	(140,657)

IS Shares†
3/31/2017	5,140,957	—	77,737	(117,595)	—	5,101,099	42,159,384	—	648,902	(971,089)	—	41,837,197

Seix Investment Grade Tax-Exempt Bond Fund

I Shares
3/31/2017	16,053,018	—	2,015,150	(24,907,133)	—	(6,838,965)	191,642,052	—	23,780,536	(295,165,686)	—	(79,743,098)
3/31/2016	13,026,768	—	1,590,200	(16,652,152)	—	(2,035,184)	158,312,240	—	19,300,261	(202,281,494)	—	(24,668,993)

A Shares
3/31/2017	90,352	—	69,969	(451,478)	—	(291,157)	1,088,691	—	826,011	(5,429,330)	—	(3,514,628)
3/31/2016	270,002	—	61,646	(692,731)	—	(361,083)	3,278,639	—	748,831	(8,422,052)	—	(4,394,582)

Seix Limited Duration Fund

I Shares
3/31/2017	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2016	1	—	—	(1)	—	—	10	—	—	(10)	—	—

Seix North Carolina Tax-Exempt Bond Fund

I Shares
3/31/2017	732,240	—	113,615	(1,384,250)	—	(538,395)	7,453,872	—	1,155,981	(14,089,116)	—	(5,479,263)
3/31/2016	844,230	—	22,593	(1,697,037)	—	(830,214)	8,794,686	—	235,955	(17,670,389)	—	(8,639,748)

A Shares
3/31/2017	209,039	—	6,712	(45,502)	—	170,249	2,226,916	—	67,215	(455,365)	—	1,838,766
3/31/2016	3,850	—	1,440	(34,435)	—	(29,145)	40,276	—	14,957	(356,431)	—	(301,198)

Seix Short-Term Bond Fund

I Shares
3/31/2017	1,737,971	—	36,874	(1,515,715)	—	259,130	17,311,866	—	367,284	(15,114,327)	—	2,564,823
3/31/2016	2,020,005	—	28,202	(2,144,798)	—	(96,591)	20,069,817	—	280,754	(21,316,782)	—	(966,211)

A Shares
3/31/2017	48,382	—	1,257	(27,871)	—	21,768	480,970	—	12,550	(278,622)	—	214,898
3/31/2016	39,217	—	1,049	(61,581)	—	(21,315)	390,439	—	10,466	(613,864)	—	(212,959)

C Shares
3/31/2017	8,622	—	41	(50,987)	—	(42,324)	86,473	—	412	(508,602)	—	(421,717)
3/31/2016	34,023	—	—	(32,941)	—	1,082	339,111	—	—	(328,324)	—	10,787

Seix Short-Term Municipal Bond Fund

I Shares
3/31/2017	1,181,181	—	11,513	(1,728,223)	—	(535,529)	11,749,587	—	114,431	(17,210,099)	—	(5,346,081)
3/31/2016	953,169	—	7,278	(1,603,161)	—	(642,714)	9,508,130	—	72,544	(16,004,683)	—	(6,424,009)

A Shares
3/31/2017	21,045	—	1,750	(577,505)	—	(554,710)	210,348	—	17,405	(5,741,822)	—	(5,514,069)
3/31/2016	451,219	—	1,966	(102,645)	—	350,540	4,498,824	—	19,585	(1,023,872)	—	3,494,537

Seix Total Return Bond Fund

I Shares
3/31/2017	23,029,081	—	2,937,152	(41,092,729)	—	(15,126,496)	245,458,060	—	30,887,683	(438,059,791)	—	(161,714,048)
3/31/2016	24,445,338	—	1,895,924	(25,707,163)	—	634,099	258,433,518	—	20,024,042	(271,413,458)	—	7,044,102

A Shares
3/31/2017	488,978	—	79,906	(972,349)	—	(403,465)	5,404,276	—	868,410	(10,768,844)	—	(4,496,158)
3/31/2016	462,175	—	55,139	(1,487,568)	—	(970,254)	5,047,588	—	601,829	(16,200,651)	—	(10,551,234)

R Shares
3/31/2017	683,303	—	135,661	(1,748,621)	—	(929,657)	7,285,574	—	1,421,889	(18,550,551)	—	(9,843,088)
3/31/2016	795,487	—	77,532	(2,150,252)	—	(1,277,233)	8,396,594	—	819,135	(22,713,931)	—	(13,498,202)

IS Shares
3/31/2017	5,600,084	—	318,038	(1,484,011)	—	4,434,111	59,720,229	—	3,323,284	(15,706,582)	—	47,336,931
3/31/2016	2,408,963	—	141,104	(3,939,256)	—	(1,389,189)	25,424,750	—	1,490,984	(41,629,701)	—	(14,713,967)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Shares Converted	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Shares Converted	Change in Net Assets from Capital Transactions
Seix U.S. Government Securities Ultra- Short Bond Fund

I Shares
3/31/2017	50,879,485	—	1,292,838	(71,147,689)	—	(18,975,366)	510,267,724	—	12,961,891	(713,432,362)	—	(190,202,747)
3/31/2016	69,731,135	—	1,082,880	(80,130,245)	—	(9,316,230)	702,624,532	—	10,908,593	(807,576,064)	—	(94,042,939)

IS Shares†
3/31/2017	4,058,772	—	7,089	(813,600)	—	3,252,261	40,750,039	—	71,132	(8,167,887)	—	32,653,284

Seix U.S. Mortgage Fund

I Shares
3/31/2017	308,551	—	39,939	(975,212)	—	(626,722)	3,480,238	—	448,970	(10,974,567)	—	(7,045,359)
3/31/2016	911,814	1,506,410	25,558	(554,435)	—	1,889,347	10,270,176	16,905,776	287,767	(6,240,251)	—	21,223,468

A Shares
3/31/2017	111,205	—	10,790	(377,961)	—	(255,966)	1,251,909	—	120,989	(4,187,274)	—	(2,814,376)
3/31/2016	184,007	49,212	7,846	(121,669)	—	119,396	2,066,876	551,248	88,138	(1,363,719)	—	1,342,543

C Shares
3/31/2017	5,572	—	4,925	(106,957)	—	(96,460)	63,098	—	55,159	(1,205,681)	—	(1,087,424)
3/31/2016	72,081	104,870	3,533	(49,636)	—	130,848	809,121	1,176,793	39,767	(558,099)	—	1,467,582

Seix Ultra-Short Bond Fund

I Shares
3/31/2017	8,013,031	—	97,010	(9,911,265)	—	(1,801,224)	79,739,417	—	965,526	(98,619,424)	—	(17,914,481)
3/31/2016	3,877,331	—	78,994	(7,694,691)	—	(3,738,366)	38,499,137	—	784,778	(76,493,415)	—	(37,209,500)

Seix Virginia Intermediate Municipal Bond Fund

I Shares
3/31/2017	1,487,647	—	106,417	(3,205,848)	—	(1,611,784)	14,610,297	—	1,023,765	(31,086,428)	—	(15,452,366)
3/31/2016	1,119,433	—	116,554	(6,446,425)	—	(5,210,438)	11,308,335	—	1,164,775	(65,333,009)	—	(52,859,899)

A Shares
3/31/2017	38,738	—	19,353	(112,443)	—	(54,352)	382,686	—	187,007	(1,101,491)	—	(531,798)
3/31/2016	15,992	—	20,643	(106,197)	—	(69,562)	161,455	—	206,765	(1,074,473)	—	(706,253)

*	IS Shares commenced operations on August 3, 2015 for Seix Core Bond Fund and August 1, 2016 for Seix High Yield Fund and Seix U.S. Government Securities Ultra-Short Bond Fund.

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the fiscal year ended March 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Seix Core Bond Fund	$94,292,258	$118,388,194
Seix Corporate Bond Fund	27,207,951	26,821,992
Seix Floating Rate High Income Fund	4,817,936,987	3,611,174,371
Seix Georgia Tax-Exempt Bond Fund	48,878,470	61,482,043
Seix High Grade Municipal Bond Fund	200,229,204	210,354,600
Seix High Income Fund	533,886,441	641,308,158
Seix High Yield Fund	452,815,796	491,147,103
Seix Investment Grade Tax-Exempt Bond Fund	786,376,729	851,906,978
Seix Limited Duration Fund	5,872,795	5,835,586
Seix North Carolina Tax-Exempt Bond Fund	16,808,193	19,984,738
Seix Short-Term Bond Fund	16,635,655	19,132,336
Seix Short-Term Municipal Bond Fund	19,006,524	27,418,781
Seix Total Return Bond Fund	461,743,655	498,882,269
Seix U.S. Government Securities Ultra-Short Bond Fund	716,911,902	553,441,627
Seix U.S. Mortgage Fund	4,152,333	4,204,337
Seix Ultra-Short Bond Fund	114,923,461	133,591,767
Seix Virginia Intermediate Municipal Bond Fund	30,048,325	45,224,449

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the fiscal year ended March 31, 2017, were as follows:

Fund	Purchases—U.S. Government Securities	Sales—U.S. Government Securities
Seix Core Bond Fund	$374,120,385	$365,794,443
Seix Corporate Bond Fund	8,314,394	6,915,506
Seix Limited Duration Fund	294,770	1,350
Seix Short-Term Bond Fund	54,435,107	49,795,733
Seix Total Return Bond Fund	1,506,272,212	1,491,535,783
Seix U.S. Government Securities Ultra-Short Bond Fund	407,648,250	668,424,292
Seix U.S. Mortgage Fund	34,011,809	45,118,821
Seix Ultra-Short Bond Fund	16,577,545	14,846,092

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The effects of certain differences reclassified as of March 31, 2017 were as follows:

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Investment Income (Loss)
Seix Core Bond Fund	$—	$(753,882)	$753,882
Seix Floating Rate High Income Fund	(25,038,485)	32,008,954	(6,970,469)
Seix Georgia Tax-Exempt Bond Fund	—	63	(63)
Seix High Grade Municipal Bond Fund	—	63	(63)
Seix High Income Fund	—	226,651	(226,651)
Seix Investment Grade Tax-Exempt Bond Fund	—	665	(665)
Seix Limited Duration Fund	—	2,086	(2,086)
Seix North Carolina Tax-Exempt Bond Fund	(11,042)	49	10,993
Seix Short-Term Bond Fund	—	(32,253)	32,253
Seix Short-Term Municipal Bond Fund	—	2	(2)
Seix Total Return Bond Fund	—	(1,231,838)	1,231,838
Seix U.S. Government Securities Ultra-Short Bond Fund	—	(3,790,359)	3,790,359
Seix U.S. Mortgage Fund	—	(371,768)	371,768
Seix Ultra-Short Bond Fund	(202,726)	147,306	55,420
Seix Virginia Intermediate Municipal Bond Fund	—	182	(182)

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds as of March 31, 2017 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$222,027,434	$1,968,697	$(1,242,718)	$725,979
Seix Corporate Bond Fund	21,938,216	310,227	(154,324)	155,903
Seix Floating Rate High Income Fund	6,514,541,926	58,518,417	(105,597,991)	(47,079,574)
Seix Georgia Tax-Exempt Bond Fund	94,459,614	3,387,758	(702,286)	2,685,472
Seix High Grade Municipal Bond Fund	91,619,943	2,514,297	(443,436)	2,070,861
Seix High Income Fund	557,862,262	22,174,113	(14,369,973)	7,804,140
Seix High Yield Fund	545,217,582	17,043,866	(8,452,951)	8,590,915

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Investment Grade Tax-Exempt Bond Fund	$526,219,925	$17,652,617	$(2,404,633)	$15,247,984
Seix Limited Duration Fund	6,701,343	13,895	(1,352)	12,543
Seix North Carolina Tax-Exempt Bond Fund	25,537,797	784,944	(114,905)	670,039
Seix Short-Term Bond Fund	55,411,925	74,147	(181,267)	(107,120)
Seix Short-Term Municipal Bond Fund	29,082,953	80,250	(50,138)	30,112
Seix Total Return Bond Fund	977,630,532	11,725,556	(6,597,535)	5,128,021
Seix U.S. Government Securities Ultra-Short Bond Fund	1,392,665,197	6,900,072	(1,201,340)	5,698,732
Seix U.S. Mortgage Fund	25,430,021	129,311	(193,099)	(63,788)
Seix Ultra-Short Bond Fund	87,125,193	190,347	(38,618)	151,729
Seix Virginia Intermediate Municipal Bond Fund	49,113,282	1,830,174	(259,113)	1,571,061

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2017 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix Core Bond Fund	$7,693,563	$1,388,513	$—	$—	$9,082,076
Seix Corporate Bond Fund	594,391	75,686	—	—	670,077
Seix Floating Rate High Income Fund	223,778,063	—	—	—	223,778,063
Seix Georgia Tax-Exempt Bond Fund	73,892	1,343,503	2,882,065	—	4,299,460
Seix High Grade Municipal Bond Fund	2,782,913	826,599	2,237,364	—	5,846,876
Seix High Income Fund	36,270,142	—	—	—	36,270,142
Seix High Yield Fund	31,049,709	—	—	—	31,049,709
Seix Investment Grade Tax-Exempt Bond Fund	10,667,287	2,775,085	14,256,352	—	27,698,724
Seix Limited Duration Fund	43,695	—	—	—	43,695
Seix North Carolina Tax-Exempt Bond Fund	17,488	639,791	644,274	—	1,301,553
Seix Short-Term Bond Fund	431,726	—	—	—	431,726
Seix Short-Term Municipal Bond Fund	41,363	—	244,354	—	285,717
Seix Total Return Bond Fund	31,311,800	5,766,584	—	—	37,078,384
Seix U.S. Government Securities Ultra-Short Bond Fund	14,625,825	—	—	—	14,625,825
Seix U.S. Mortgage Fund	532,110	101,819	—	—	633,929
Seix Ultra-Short Bond Fund	1,125,578	—	—	—	1,125,578
Seix Virginia Intermediate Municipal Bond Fund	630,990	1,148,111	1,538,298	—	3,317,399

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix Core Bond Fund	$5,472,740	$1,298,555	$—	$—	$6,771,295
Seix Corporate Bond Fund	670,776	271,821	—	25,678	968,275
Seix Floating Rate High Income Fund	267,193,754	—	—	—	267,193,754
Seix Georgia Tax-Exempt Bond Fund	35	—	3,197,437	—	3,197,472
Seix High Grade Municipal Bond Fund	1,029,211	102,216	2,517,779	—	3,649,206
Seix High Income Fund	47,227,116	—	—	—	47,227,116
Seix High Yield Fund	37,383,404	—	—	—	37,383,404

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid
Seix Investment Grade Tax-Exempt Bond Fund	$2,968,203	$4,455,803	$15,143,661	$—	$22,567,667
Seix Limited Duration Fund	17,332	—	—	—	17,332
Seix North Carolina Tax-Exempt Bond Fund	—	168,510	764,382	—	932,892
Seix Short-Term Bond Fund	350,454	—	—	—	350,454
Seix Short-Term Municipal Bond Fund	31,579	54,861	164,911	—	251,351
Seix Total Return Bond Fund	22,218,418	1,185,364	—	—	23,403,782
Seix U.S. Government Securities Ultra-Short Bond Fund	12,422,092	—	—	—	12,422,092
Seix U.S. Mortgage Fund	420,732	—	—	—	420,732
Seix Ultra-Short Bond Fund	924,985	—	—	—	924,985
Seix Virginia Intermediate Municipal Bond Fund	118,135	1,944,263	2,408,086	—	4,470,484

*	Net Investment income includes taxable market discount income and short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2017 the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals	Total
Seix Core Bond Fund	$—	$75,681	$—	$725,979	$(2,844,585)	$(2,042,925)
Seix Corporate Bond Fund	—	14,998	—	155,902	(1)	170,899
Seix Floating Rate High Income Fund	—	22,677,700	—	(47,032,445)	(261,718,156)	(286,072,901)
Seix Georgia Tax-Exempt Bond Fund	407,917	—	486,269	2,685,472	(295,605)	3,284,053
Seix High Grade Municipal Bond Fund	164,948	—	—	2,070,861	(1,074,987)	1,160,822
Seix High Income Fund	—	2,559,612	—	7,804,142	(87,479,424)	(77,115,670)
Seix High Yield Fund	—	1,278,707	—	8,590,921	(64,238,599)	(54,368,971)
Seix Investment Grade Tax-Exempt Bond Fund	907,096	—	—	15,247,984	(6,547,656)	9,607,424
Seix Limited Duration Fund	—	4,546	—	12,543	(816,664)	(799,575)
Seix North Carolina Tax-Exempt Bond Fund	—	—	—	670,039	(168,143)	501,896
Seix Short-Term Bond Fund	—	55,475	—	(107,120)	(1,191,316)	(1,242,961)
Seix Short-Term Municipal Bond Fund	16,128	—	—	30,113	(9,268)	36,973
Seix Total Return Bond Fund	—	2,599,659	—	5,161,508	(14,587,166)	(6,825,999)
Seix U.S. Government Securities Ultra-Short Bond Fund	—	1,261,245	—	5,698,734	(15,182,917)	(8,222,938)
Seix U.S. Mortgage Fund	—	25,964	—	(63,788)	(108,994)	(146,818)
Seix Ultra-Short Bond Fund	—	106,115	—	151,728	(1,965,174)	(1,707,331)
Seix Virginia Intermediate Municipal Bond Fund	121,265	—	477,743	1,571,061	(472,345)	1,697,724

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures contract mark to market, dividends payable, bank loan adjustments, forward contracts mark to market 988(a)(1)(b), mark to market on credit default swaps, trust adjustments and straddle loss deferrals.

Amounts designated as “—” are $0.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2017, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Seix Floating Rate High Income Fund	$63,944,150	$197,774,006	$261,718,156
Seix High Income Fund	21,609,345	65,870,079	87,479,424
Seix High Yield Fund	18,548,519	45,690,080	64,238,599
Seix U.S. Government Securities Ultra-Short Bond Fund	6,774,433	—	6,774,433
Seix Ultra-Short Bond Fund	94,668	56,542	151,210

Amounts designated as “—” are $0.

As of March 31, 2017, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Fund	Expiring 2018	Expiring 2019	Expiring 2020	Total
Seix Limited Duration Fund*	$816,664	$—	$—	$816,664
Seix Short-Term Bond Fund	1,102,167	—	—	1,102,167
Seix U.S. Government Securities Ultra-Short Bond Fund	—	8,408,484	—	8,408,484
Seix Ultra-Short Bond Fund	1,362,740	451,224	—	1,813,964

*	Of the $827,086 of capital loss carryforwards subject to limitations due to an ownership change on June 30, 2013, $10,422 was utilized, and the remaining $816,664 will expire in 2018.

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and therefore may reduce future capital gain distributions.

During the fiscal year ended March 31, 2017, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Seix Corporate Bond Fund	$156,102
Seix Limited Duration Fund	10,422
Seix Short-Term Bond Fund	98,110
Seix U.S. Government Securities Ultra-Short Bond Fund	6,496,833
Seix Ultra-Short Bond Fund	317,465

During the fiscal year ended March 31, 2017, the following Fund had capital loss carryforwards that expired in fiscal 2017 as follows:

Fund	Amount
Seix Floating Rate High Income Fund	$25,038,485
Seix Ultra-Short Bond Fund	202,726

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next fiscal year. During the fiscal year ended March 31, 2017, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Seix Core Bond Fund	$3,071,858	$(227,273)	$2,844,585
Seix Corporate Bond Fund	116,480	(116,479)	1

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2017

Fund	Short Term	Long Term	Total
Seix Georgia Tax-Exempt Bond Fund	$295,605	$—	$295,605
Seix High Grade Municipal Bond Fund	1,508,065	(433,078)	1,074,987
Seix Investment Grade Tax-Exempt Bond Fund	7,549,227	(1,001,571)	6,547,656
Seix North Carolina Tax-Exempt Bond Fund	221,860	(53,717)	168,143
Seix Short-Term Bond Fund	87,334	1,815	89,149
Seix Short-Term Municipal Bond Fund	9,792	(524)	9,268
Seix Total Return Bond Fund	14,817,124	(229,958)	14,587,166
Seix U.S. Mortgage Fund	84,725	24,269	108,994
Seix Virginia Intermediate Municipal Bond Fund	472,345	—	472,345

Amounts designated as “—” are $0.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31, as occurring on the first day of the following tax year. For the fiscal year ended March 31, 2017, any amount of losses elected as late year ordinary losses within the tax return will not be recognized for federal income tax purposes until April 1, 2017.

7.	Reorganizations

On May 21, 2015, the Board approved the reorganization of the RidgeWorth Intermediate Bond Fund (the “Target Fund”) into the RidgeWorth Core Bond Fund (the “Acquiring Fund”), a separate series of the Trust. On August 3, 2015, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	20,078,785	18,121,184	$195,102,886
A Shares	345,825	312,495	$3,363,629
R Shares	1,543	1,392	$14,994

The appreciation (depreciation) of the Target fund was $841,440 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $387,705,719.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the fiscal year ended March 31, 2016, were as follows:

Net Investment Income (Loss)	$5,701,046
Net Realized and Unrealized Gains/Losses on Investments	$(3,299,477)
Net Increase/Decrease in Net Assets resulting from Operations	$(2,401,569)

On May 21, 2015, the Board approved the reorganization of the RidgeWorth U.S. Government Securities Fund (the “Target Fund”) into the RidgeWorth Limited-Term Federal Mortgage Securities Fund (the “Acquiring Fund”), a separate series of the Trust. On August 1, 2015, the Acquiring Fund was renamed RidgeWorth Seix U.S. Mortgage Fund and acquired all of the net assets of the Target Fund in a taxable exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Net Assets Prior to Reorganization
I Shares	2,019,210	1,506,410	$16,905,776
A Shares	65,853	49,212	$551,248
R Shares	140,575	104,870	$1,176,793

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

The appreciation (depreciation) of the acquired fund was $113,976 as of the date of the merger. The combined net assets of the Acquiring Fund immediately after the reorganization were $32,289,899.

Assuming the acquisition had been completed on April 1, 2015, the beginning of the reporting period of the

Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2016, were as follows:

Net Investment Income (Loss)	$(159,812)
Net Realized and Unrealized Gains/Losses on Investments	$71,615
Net Increase/Decrease in Net Assets resulting from Operations	$(88,197)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2016.

8.	Subsequent Events

Management has evaluated subsequent events through the date the financial statements are issued. Management has determined, except as set forth below, that there are no material events that would require disclosure in the Funds’ financial statements through this date.

On December 16, 2016, Virtus Investment Partners, Inc. entered into an agreement to acquire all outstanding equity securities of the Investment Adviser from Lightyear Capital and a group of employees of the Investment Adviser. On December 14, 2016, the Board had approved, subject to shareholder approval, an agreement and plan of reorganization pursuant to which each Fund will be reorganized into a newly created series of Virtus Asset Trust (the “Plan”), and recommends that shareholders of each Fund approve the Plan. As a result, shareholders of each Fund were asked at a special meeting of shareholders on May 9, 2017 to approve the Plan. The special meeting of shareholders on May 9, 2017 was adjourned to May 30, 2017 with respect to certain Funds that had not yet reached quorum.

Effective April 1, 2017, Seix Corporate Bond Fund, Seix Floating Rate High Income Fund, Seix High Income Fund and Seix Investment Grade Tax-Exempt Bond Fund A Shares Rule 12b-1 Plan distribution and service fee was reduced to a maximum of 0.25% annually, as a percentage of the value of your investment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2017

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Seix Core Bond Fund, Seix Corporate Bond Fund, Seix Floating Rate High Income Fund, Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Limited Duration Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund, Seix Total Return Bond Fund, Seix U.S. Government Securities Ultra-Short Bond Fund, Seix U.S. Mortgage Fund, Seix Ultra-Short Bond Fund, and Seix Virginia Intermediate Municipal Bond (seventeen of the funds constituting RidgeWorth Funds, collectively the “Funds”) as of March 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, agent banks and brokers and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2017

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Long Term Capital Dividend
Seix Core Bond Fund	$1,388,513
Seix Corporate Bond Fund	75,686
Seix Georgia Tax-Exempt Bond Fund	1,343,503
Seix High Grade Municipal Bond Fund	826,599
Seix Investment Grade Tax-Exempt Bond Fund	2,775,085
Seix North Carolina Tax-Exempt Bond Fund	639,791
Seix Total Return Bond Fund	5,766,584
Seix U.S. Mortgage Fund	101,819
Seix Virginia Intermediate Municipal Bond Fund	1,148,111

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2017 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deductions
Seix Floating Rate High Income Fund	0.46%
Siex High Income Fund	1.03
Seix High Yield Fund	0.01

For the fiscal year ended March 31, 2017, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Seix Floating Rate High Income Fund	0.46%
Siex High Income Fund	1.04
Seix High Yield Fund	0.01

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and, if applicable, other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Trust. Unless otherwise noted, the address of each Trustee is c/o RidgeWorth Investments, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. The Funds’ Statement of Additional Information includes more information about the Trustees and is available without charge, upon request, by calling 1-888-784-3863 and on the Funds’ website at www.ridgeworth.com.

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE
Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer- J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	28	Synovus Financial Corp.; Krispy Kreme Doughnuts, Inc.
Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	28	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)
George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	28	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc. (thru 2014); Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (thru 2015)
Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997-2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	28	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).
Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	28	Total System Services, Inc.
INTERESTED TRUSTEE
Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	28	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Name, Address and (month/year of birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
James L. Love 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (December 1968)	Chief Compliance Officer	One year; since 2016	Managing Director and Chief Compliance Officer, RidgeWorth Investments (since 2016); Chief Compliance Officer and Deputy General Counsel, U.S. Global Investors (2007–2015).
Benjamin H. Lowe 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).
Sean Nossaman 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (June 1982)	Assistant Treasurer	One year; since 2016	Assistant Treasurer, RidgeWorth Investment (since 2016); Assistant Fund Controller, ALPS Fund Services, Inc. (2007) to (2016)**
James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*
Patrick J. Keniston Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Managing Director, Foreside Fund Officer Services, LLC (October 2008 – present).
Karen Jacoppo-Wood State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1966)	Secretary and Chief Legal Officer	One year; since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./RMR Funds (2007-2014).
Rebecca Gilding State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1979)	Assistant Secretary	One year; since May 2016

Vice President and Counsel, State Street Bank and Trust Company (since 2016); Assistant Vice President and Associate Counsel, Brown Brothers Harriman and Co. (2013-2016); Assistant Vice President Citi Fund Services, Inc.

(2005-2013).*

*	During the period indicated the officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

**	During the period indicated the Officer has held various positions at ALPS Fund Services, Inc. and has provided his most recent title.

INVESTMENT ADVISORY AGREEMENT

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Renewal of Advisory and Subadvisory Agreements

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management LLC (the “Adviser”) and subadvisory agreement between the Adviser and Seix Investment Advisors LLC (the “Subadviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve the continuance of the Trust’s agreements for another year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadviser. The Trustees use this information, as well as other information that the Adviser, Subadviser, and other service providers may submit to the Board, to help them decide whether to approve the agreements.

In considering the most recent renewal of the agreements with the Adviser and Subadviser, the Board requested and received material from the Adviser and Subadviser in preparation for a special meeting of the Board held on October 13, 2016, and reviewed additional material from the Adviser and Subadviser in preparation for its quarterly meeting held on November 14-15, 2016, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year and over the years. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including all of the Independent Trustees, approved the renewal of the agreements with the Adviser and Subadviser and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services. The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention given to the Funds by, their portfolio management teams. The Board reviewed the qualifications and backgrounds of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

INVESTMENT ADVISORY AGREEMENT  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Performance. The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered Fund performance relative to peer groups and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses. With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability. The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability, if any, was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale. The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee waivers and expense reimbursements by the Adviser and Subadviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Approval of Interim Advisory and Subadvisory Agreements

Following its consideration of the annual continuance of the existing advisory and subadvisory agreements discussed above, at a special meeting held on December 14, 2016, the Board of Trustees considered a proposed interim advisory agreement between the Adviser and the Trust and proposed interim subadvisory agreements between the Adviser and the Subadviser. The Board noted that the interim agreements are the same as the existing advisory and subadvisory agreements they are intended to replace, including the rate of compensation thereunder, except for differences reflecting the requirements of Rule 15a-4 under the 1940 Act, such as the date of execution, effectiveness, termination, and compensation conditions. In approving the interim advisory and subadvisory agreements, the Board noted its recent comprehensive review, described above, in connection with its consideration of the annual continuance of the existing advisory and subadvisory agreements.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Shareholder Meeting Results

A Special Meeting of the shareholders (the “Meeting”) of each series of RidgeWorth Funds (the “Trust”) was held on May 9, 2017. The details of the voting with respect to the Proposal are shown below. The Proposal received the required number of affirmative votes for approval.

The May 9, 2017 Meeting was held to consider and act on the following proposal:

Proposal: To approve The Agreement and Plan of Reorganization by and among RidgeWorth Funds on behalf of the acquired Fund Virtus Asset Trust on behalf of the corresponding acquiring fund RidgeWorth Capital Management LLC and Virtus Investment Partners Inc.

	Number of Shares(1)
	Affirmative	Objecting	Abstaining(2)	Uninstructed(2)
Seix Corporate Bond Fund	1,259,034	8,513	32,234	—
Seix Floating Rate High Income Fund	341,966,628	4,370,147	3,421,870	—
Seix Georgia Tax-Exempt Bond Fund	7,213,225	125,065	3,029	—
Seix High Grade Municipal Bond Fund	3,363,337	70,771	34,596	883,894
Seix High Yield Fund	33,903,148	442,753	590,194	989,332
Seix Investment Grade Tax-Exempt Fund	25,551,400	130,743	121,514	4,005,965
Seix Limited Duration Fund	676,439	—	—	—
Seix North Carolina Tax-Exempt Bond Fund	2,092,956	27,358	12,542	—
Seix Short-Term Municipal Bond Fund	1,915,322	22,805	4,613	—
Seix U.S. Government Securities Ultra-Short Bond Fund	75,510,428	2,698,602	1,053,985	—
Seix Ultra-Short Bond Fund	7,683,261	32,555	45,203	—
Seix Virginia Intermediate Municipal Bond Fund	4,420,620	28,181	48,370	—

(1)	Excludes fractional shares.

(2)	Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposal. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Seix Core Bond Fund	I Shares	$1,000.00	$980.60	$2.42	0.49%
	A Shares	1,000.00	979.90	3.11	0.63
	R Shares	1,000.00	978.60	4.49	0.91
	IS Shares	1,000.00	981.30	2.67	0.54
Seix Corporate Bond Fund	I Shares	1,000.00	994.00	3.43	0.69
	A Shares	1,000.00	992.80	4.67	0.94
	C Shares	1,000.00	989.30	8.13	1.64
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,033.70	3.09	0.61
	A Shares	1,000.00	1,032.00	4.71	0.93
	C Shares	1,000.00	1,030.20	7.64	1.51
	IS Shares	1,000.00	1,034.20	2.59	0.51
Seix Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	975.20	3.20	0.65
	A Shares	1,000.00	973.90	3.69	0.75
Seix High Grade Municipal Bond Fund	I Shares	1,000.00	978.20	3.21	0.65
	A Shares	1,000.00	978.30	4.00	0.81
Seix High Income Fund	I Shares	1,000.00	1,037.70	4.06	0.80
	A Shares	1,000.00	1,036.50	5.23	1.03
	R Shares	1,000.00	1,035.60	6.09	1.20
	IS Shares	1,000.00	1,038.50	7.17	1.41
Seix High Yield Fund	I Shares	1,000.00	1,035.10	3.30	0.65
	A Shares	1,000.00	1,034.50	4.16	0.82
	R Shares	1,000.00	1,033.20	5.22	1.03
	IS Shares	1,000.00	1,035.80	2.74	0.54
Seix Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	980.30	3.21	0.65
	A Shares	1,000.00	978.80	3.95	0.80
Seix Limited Duration Fund	I Shares	1,000.00	1,005.00	1.60	0.32
Seix North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	975.20	3.15	0.64
	A Shares	1,000.00	975.30	3.89	0.79
Seix Short-Term Bond Fund	I Shares	1,000.00	997.20	2.94	0.59
	A Shares	1,000.00	996.30	3.93	0.79
	C Shares	1,000.00	993.30	6.86	1.38
Seix Short-Term Municipal Bond Fund	I Shares	1,000.00	1,000.70	2.39	0.48
	A Shares	1,000.00	1,000.40	2.94	0.59
Seix Total Return Bond Fund	I Shares	1,000.00	984.00	2.28	0.46
	A Shares	1,000.00	982.90	3.36	0.68
	R Shares	1,000.00	981.10	5.24	1.06
	IS Shares	1,000.00	984.70	1.53	0.31
Seix U.S. Government Securities Ultra- Short Bond Fund	I Shares	1,000.00	1,005.10	2.10	0.42
	IS Shares	1,000.00	1,005.90	1.30	0.26

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Seix U.S. Mortgage Fund	I Shares	$1,000.00	$985.10	$3.41	0.69%
	A Shares	1,000.00	984.00	4.45	0.90
	C Shares	1,000.00	980.40	8.10	1.64
Seix Ultra-Short Bond Fund	I Shares	1,000.00	1,005.60	2.05	0.41
Seix Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	985.40	3.22	0.65
	A Shares	1,000.00	985.80	3.86	0.78

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Seix Core Bond Fund	I Shares	$1,000.00	$1,022.50	$2.47	0.49%
	A Shares	1,000.00	1,021.80	3.18	0.63
	R Shares	1,000.00	1,020.40	4.58	0.91
	IS Shares	1,000.00	1,022.24	2.72	0.54
Seix Corporate Bond Fund	I Shares	1,000.00	1,021.50	3.48	0.69
	A Shares	1,000.00	1,020.20	4.73	0.94
	C Shares	1,000.00	1,016.80	8.25	1.64
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,021.90	3.07	0.61
	A Shares	1,000.00	1,020.30	4.68	0.93
	C Shares	1,000.00	1,017.40	7.59	1.51
	IS Shares	1,000.00	1,022.39	2.57	0.51
Seix Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,021.20	3.78	0.75
Seix High Grade Municipal Bond Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,020.90	4.08	0.81
Seix High Income Fund	I Shares	1,000.00	1,020.90	4.03	0.80
	A Shares	1,000.00	1,019.80	5.19	1.03
	R Shares	1,000.00	1,018.90	6.04	1.20
	IS Shares	1,000.00	1,017.90	7.09	1.41
Seix High Yield Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,020.80	4.13	0.82
	R Shares	1,000.00	1,019.80	5.19	1.03
	IS Shares	1,000.00	1,022.24	2.72	0.54
Seix Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,020.90	4.03	0.80
Seix Limited Duration Fund	I Shares	1,000.00	1,023.30	1.61	0.32
Seix North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.70	3.23	0.64
	A Shares	1,000.00	1,021.00	3.98	0.79
Seix Short-Term Bond Fund	I Shares	1,000.00	1,022.00	2.97	0.59
	A Shares	1,000.00	1,021.00	3.98	0.79
	C Shares	1,000.00	1,018.10	6.94	1.38
Seix Short-Term Municipal Bond Fund	I Shares	1,000.00	1,022.50	2.42	0.48
	A Shares	1,000.00	1,022.00	2.97	0.59

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2017

(Unaudited)

Fund	Class	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Expenses Paid During Period* 10/01/16-03/31/17	Expense Ratio During Period** 10/01/16-03/31/17
Seix Total Return Bond Fund	I Shares	$1,000.00	$1,022.60	$2.32	0.46%
	A Shares	1,000.00	1,021.50	3.43	0.68
	R Shares	1,000.00	1,019.60	5.34	1.06
	IS Shares	1,000.00	1,023.39	1.56	0.31
Seix U.S. Government Securities Ultra- Short Bond Fund	I Shares	1,000.00	1,022.80	2.12	0.42
	IS Shares	1,000.00	1,023.64	1.31	0.26
Seix U.S. Mortgage Fund	I Shares	1,000.00	1,021.50	3.48	0.69
	A Shares	1,000.00	1,020.40	4.53	0.90
	C Shares	1,000.00	1,016.80	8.25	1.64
Seix Ultra-Short Bond Fund	I Shares	1,000.00	1,022.90	2.07	0.41
Seix Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,021.70	3.28	0.65
	A Shares	1,000.00	1,021.00	3.93	0.78

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISER:

Seix Investment Advisors LLC

One Maynard Drive

Suite 3200

Park Ridge, NJ USA 07656

www.seixadvisors.com

This information must be preceded or accompanied by a current prospectus for each Fund described. Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

RFAR-FI-0317

Item 2.	Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has not made any amendments to its Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The names of the audit committee financial expert are Connie D. McDaniel and Tim E. Bentsen. Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

	March 31, 2017	March 31, 2016
Audit Fees	$461,415	$474,230

(b) Audit-Related Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2017	March 31, 2016
Audit-Related Fees	$73,000	$0

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below. The principal accountant is engaged to review and sign the Federal Income and Excise returns, along with reviewing excise distributions.

	March 31, 2017	March 31, 2016
Tax Fees	$223,690	$177,364

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees - The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 are set forth below.

	March 31, 2017	March 31, 2016
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service
Fund	Yes	Yes

Adviser	No	Yes, if directly related to Fund operation and financial reporting

Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:

•	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;

•	the services were not recognized as non-audit services at the time they were provided; and

•	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to Service Affiliates.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

II.	Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.	Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.	All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust. The Audit Committee also will pre-approve All Other Services for Service Affiliates if such services relate directly to the operations or financial reporting of the Funds.

VI.	Procedures

A.	Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit

Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.	Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.	Recordkeeping

The Trust shall maintain a permanent written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.	Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.	Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted: March 1, 2012

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management LLC and its subsidiaries.

Zevenbergen Capital Investments LLC

WCM Capital Management

Capital Innovations

Prohibited Non-Audit Services

The SEC categorically prohibits the following non-audit services for audit clients:

•	Management functions

•	Human resources/Executive recruitment

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC classifies certain other non-audit services as ‘conditionally prohibited’ which may only be delivered to SEC-restricted clients that are not subject to audit by the Auditor. Conditionally prohibited services are defined to include the following:

•	Bookkeeping services, including payroll

•	Financial information systems design and implementation services

•	Appraisal or valuation services

•	Actuarial Services

•	Internal audit outsourcing services

(e)(2) Percentage of Services - None of the services summarized in paragraphs (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2017	March 31, 2016
$166,140	$161,264

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2017	March 31, 2016
$0	$0

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h) In regards to Item 4(g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics described in Item 2 is attached hereto.

	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

	(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia R. Short
Julia R. Short
President

Date:	May 31, 2017

By:	/s/ Benjamin H. Lowe
Benjamin H. Lowe
Treasurer

Date:	May 31, 2017